                       SUPPLEMENT DATED DECEMBER 29, 1995
       TO BE ATTACHED TO DIVERSIFIED INVESTORS VARIABLE FUNDS PROSPECTUS
                               DATED MAY 1, 1995


Effective November 14, 1995, Diversified terminated its Subadvisory Agreement with respect to the Growth & Income Portfolio with Munder Capital Management ("Munder") and entered into a new Subadvisory Agreement with respect to the Growth & Income Portfolio with Putnam Advisory Company, Inc. ("Putnam"). Under the terms of this new Subadvisory Agreement, Putnam receives a per annum subadvisory fee equal to 0.30% on the first $100,000,000 in assets and 0.20% on assets in excess of $100,000,000. Putnam was formed in 1937 and is owned by Marsh & McLennan Companies, Inc. The principal address of Putnam is One Post Office Square, Boston, MA 02109. Total assets under management for growth & income clients at December 31, 1994 were approximately $2.9 billion, $1.2 billion of which were assets of registered investment companies. Investment management decisions of Putnam are made by committee and not by managers individually.

All information in the Diversified Investors Variable Funds Prospectus dated May 1, 1995 relating to Munder and the Growth & Income Portfolio, including the fee information on page 48 and the fourth paragraph on page 49, is hereby supplemented and/or superseded, as appropriate, by the information set forth in the preceding paragraph of this Prospectus Supplement.


Form 2529 Rev. 12/95                                                  33-73734

                                                           DIVERSIFIED INVESTORS

                                                                  VARIABLE FUNDS
                                                                      PROSPECTUS
                                                                     May 1, 1995

                                                   INTERNATIONAL EQUITY SERIES
                                                           CALVERT SERIES
                                               SPECIAL EQUITY SERIES
                                           EQUITY GROWTH SERIES
                                    GROWTH & INCOME SERIES
                                 EQUITY INCOME SERIES
                                 BALANCED SERIES
                   GOVERNMENT / CORPORATE
                              BOND SERIES
            INTERMEDIATE GOVERNMENT
                        BOND SERIES
           MONEY MARKET SERIES                                      [LOGO]

                      DIVERSIFIED INVESTORS VARIABLE FUNDS

                        GROUP VARIABLE ANNUITY CONTRACTS
 SECTIONS 401(A), 401(K), 403(B), 408(IRA), 457, 457(F), 72(FLEXIBLE ANNUITIES)
                                    AND NQDC

                                   ISSUED BY

                   AUSA LIFE INSURANCE COMPANY, INC. ("AUSA")
        4 MANHATTANVILLE ROAD, PURCHASE, NEW YORK 10577; (914) 697-8000

    The Group Variable Annuity Contracts ("Contracts") described in this Prospectus are designed and offered as funding vehicles for retirement Plans maintained by state educational organizations, certain tax-exempt organizations, IRA Contractholders, taxed organizations in the case of the Section 401(a) and/or Section 401(k) Contracts and corporate non-qualified deferred compensation contracts ("NQDC"). The Contracts described in this Prospectus include certain group variable annuity contracts of the above described types which were originally issued by The Mutual Life Insurance Company of New York and which have been assumed by AUSA. See page 30 for a description of this assumption reinsurance.

    Insofar as possible, the provisions of the Contracts are identical, and the information provided in this Prospectus is generally applicable to all Contracts. However, whenever statutory or administrative considerations require significant differences among the Contracts, such differences are explained separately for each.

    Purchase Payments under the Contracts are allocated to a segregated investment account of AUSA Life Insurance Company, Inc. which account has been designated the Diversified Investors Variable Funds. Purchase Payments directed to the Diversified Investors Variable Funds may be allocated among such of the Subaccounts in the Diversified Investors Variable Funds as are made available under the Contracts. The assets in each Subaccount are invested in a series of Diversified Investors Portfolios, in the Calvert Responsibly Invested Balanced Portfolio ("Calvert Series") or in the International Portfolio of the Scudder Variable Life Investment Fund (the "International Equity Series") at their net asset value. (See "Diversified Investors Portfolios" at page 32, Calvert Series at page 12 and International Equity Series at page 13.) The eight currently available series of Diversified Investors Portfolios are the Money Market Series, Intermediate Government Bond Series, Government/Corporate Bond Series, Balanced Series, Equity Income Series, Growth & Income Series, Equity Growth Series and Special Equity Series. The Calvert Series is an actively managed, diversified portfolio of common and preferred stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established by the Calvert Series. The International Equity Series is an actively managed, diversified portfolio of marketable foreign equity investments which offer the opportunity for long-term growth of capital. Copies of the Calvert Series Prospectus and the International Equity Series Prospectus appear at the end of this Diversified Investors Variable Funds Prospectus.

    SUBACCOUNTS OF DIVERSIFIED INVESTORS VARIABLE FUNDS WHICH INVEST IN DIVERSIFIED INVESTORS PORTFOLIOS DO SO UNDER A "HUB AND SPOKE" ARRANGEMENT. UNLIKE OTHER FUNDING VEHICLES INTO WHICH PURCHASE PAYMENTS MAY BE INVESTED THROUGH VARIABLE ANNUITY CONTRACTS ISSUED BY INSURANCE COMPANIES, DIVERSIFIED INVESTORS PORTFOLIOS OFFERS ITS INTERESTS FOR SALE TO OTHER TYPES OF COLLECTIVE INVESTMENT VEHICLES IN ADDITION TO INSURANCE COMPANY SEPARATE ACCOUNTS REGISTERED AS INVESTMENT COMPANIES UNDER THE INVESTMENT COMPANY ACT OF 1940. SUCH INVESTORS MAY INCLUDE MUTUAL FUNDS, BANK COLLECTIVE TRUSTS AND UNREGISTERED INSURANCE COMPANY SEPARATE ACCOUNTS. SEE "DIVERSIFIED INVESTORS
PORTFOLIOS -- HUB AND SPOKE(R) STRUCTURE" ON PAGE 32 HEREIN. HUB AND SPOKE(R) IS A REGISTERED SERVICE MARK OF SIGNATURE FINANCIAL GROUP, INC.

    The value of the Accumulation Accounts maintained in the Diversified Investors Variable Funds will vary based upon the investment experience of the Subaccounts to which Purchase Payments are allocated. The investment experience of the Subaccounts will vary based on the underlying investment performance of the series of Diversified Investors Portfolios, the Calvert Series and the International Equity Series.

    This Prospectus sets forth the basic information that a prospective purchaser should know before investing. Please keep this Prospectus for future reference.

    A Statement of Additional Information dated May 1, 1995 incorporated herein by reference, and containing additional information about the Contracts and Diversified Investors Portfolios, has been filed with the Securities and Exchange Commission. The Statement of Additional Information is available from AUSA without charge upon written request to the above address or by telephoning
(914) 697-8000. The Table of Contents of the Statement of Additional Information can be found on page 55 of this Prospectus.

    This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy the Contracts in any jurisdiction in which such may not be lawfully made.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED (OR PRECEDED) BY A CURRENT PROSPECTUS FOR THE CALVERT SERIES AND A CURRENT PROSPECTUS FOR THE INTERNATIONAL EQUITY SERIES.

                               DATED MAY 1, 1995

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
Definitions...........................................................................    4
Synopsis..............................................................................    6
  Table of Fees.......................................................................    6
  The Contracts.......................................................................    7
  Diversified Investors Variable Funds................................................    8
  Charges.............................................................................    8
  Credit And Allocation Of Purchase Payments..........................................    9
  Redemption..........................................................................    9
  Transfers...........................................................................    9
  Payment Options.....................................................................    9
  Voting Rights.......................................................................    9
  Death Benefit.......................................................................   10
  Distribution Of The Contracts.......................................................   10
  Financial Information...............................................................   10
AUSA..................................................................................   12
Diversified Investors Variable Funds..................................................   12
  Calvert Series......................................................................   12
  International Equity Series.........................................................   13
  Diversified Investors Portfolios....................................................   13
Charges...............................................................................   15
  Charges for Mortality and Expense Risks.............................................   15
  Annual Contract Charge..............................................................   15
  Investment Management Fee...........................................................   16
  Premium Tax.........................................................................   17
Summary Of The Contracts..............................................................   17
  Eligible Purchasers.................................................................   17
  Ownership...........................................................................   17
  Purchase Payments...................................................................   17
  Employer Sponsored Plan Requirements................................................   18
  Rights Of The Participant Under The Contract........................................   18
  Rights Upon Suspension Of Contract or Termination Of Plan...........................   18
  403(b) Contract.....................................................................   18
  401(a) Contract/401(k) Contract and NQDC Contracts..................................   19
  457, 457(f), Flexible Annuity, and 408 (IRA) Contracts..............................   19
  Failure Of Qualification............................................................   19
  Transfers...........................................................................   19
Rights Reserved By AUSA...............................................................   20
Credit Of Purchase Payments...........................................................   20
  Allocation Of Purchase Payments.....................................................   20
  Determination Of Unit Values........................................................   21
Death Benefit.........................................................................   21
Redemption During The Accumulation Period.............................................   21
Restrictions Under The Texas Optional Retirement Program..............................   22
Payment Options.......................................................................   22
  Annuity Purchase Date...............................................................   22
  Fixed Annuity.......................................................................   23

                                                                                        PAGE
                                                                                        ----
  Fixed Annuity Options...............................................................   23
  Payments To A Beneficiary Following The Annuitant's Death...........................   24
Voting Rights.........................................................................   24
Distribution Of The Contracts.........................................................   26
Federal Tax Status....................................................................   26
  Tax Treatment of AUSA...............................................................   26
  Taxation of Diversified Investors Portfolios........................................   27
  Section 403(b) Annuities............................................................   27
  Section 401(a) Plans................................................................   28
  Section 408 (IRA) Contracts.........................................................   28
  Minimum Distribution Requirements...................................................   29
  Section 457 Plans...................................................................   29
  Section 457(f) Plans................................................................   29
  Section 72 Flexible Annuities.......................................................   29
  Non-Qualified Deferred Compensation Contracts.......................................   29
  Income Tax Withholding..............................................................   30
Assumption Reinsurance................................................................   30
Performance Data......................................................................   31
Diversified Investors Portfolios......................................................   32
  Hub & Spoke(R)......................................................................   32
  Investment Objectives and Policies..................................................   33
  Investment Techniques and Restrictions..............................................   45
  Management of Diversified Investors Portfolios......................................   47
  Other Information Regarding Diversified Investors Portfolios........................   51
  Purchase and Redemption of Interests in Diversified Investors Portfolios............   51
Independent Accountants...............................................................   53
Legal Proceedings.....................................................................   53
Financial Statements..................................................................   53
Additional Information................................................................   53
Table Of Contents Of Statement Of Additional Information..............................   55
Request For Diversified Investors Variable Funds Statement Of
  Additional Information..............................................................   56
APPENDIX..............................................................................  A-1

                                  DEFINITIONS

     As used in this Prospectus, the following terms have the indicated meaning:

     ACCUMULATION ACCOUNT: an account maintained for each Participant in which is recorded the number of Units held for his/her credit.

     ACCUMULATION PERIOD: the accumulation period for each Participant is the period during which Purchase Payments may be made on his/her behalf. It begins when the Participant begins participation under the Plan and ends as of his/her Annuity Purchase Date (See "Annuity Purchase Date" on page 22), or earlier termination of his/her Accumulation Account.

     BALANCED SERIES: Diversified Investors Balanced Portfolio, a series of Diversified Investors Portfolios.

     CALVERT SERIES: the Calvert Responsibly Invested Balanced Portfolio, a series of Acacia Capital Corporation, an open-end management investment company registered under the Investment Company Act of 1940, as amended.

     CONTRACT(S): the group variable annuity contract(s) offered by AUSA to Contractholders or IRA Contractholders as described in this Prospectus.

     CONTRACTHOLDER: a state educational organization or certain tax-exempt organization employer or employer association for affiliated employers, taxed subsidiaries of tax-exempt organizations and taxed stand alone organizations.

     CONTRACT YEAR: a period of 12 months measured from the date of the Contract issued to or adopted by the Contractholder, and anniversaries thereof.

     DIVERSIFIED: Diversified Investment Advisors, Inc., a registered investment adviser under the Investment Advisers Act of 1940, as amended, and an affiliate of AUSA.

     DIVERSIFIED INVESTORS PORTFOLIOS: Diversified Investors Portfolios, an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended.

     EQUITY GROWTH SERIES: Diversified Investors Equity Growth Portfolio, a series of Diversified Investors Portfolios.

     EQUITY INCOME SERIES: Diversified Investors Equity Income Portfolio, a series of Diversified Investors Portfolios.

     FIXED ANNUITY: an annuity with payments which remain fixed throughout the payment period and which do not reflect the investment experience of a separate account.

     GOVERNMENT/CORPORATE BOND SERIES:  Diversified Investors
Government/Corporate Bond Portfolio, a series of Diversified Investors
Portfolios.

     GROWTH & INCOME SERIES: Diversified Investors Growth & Income Portfolio, a series of Diversified Investors Portfolios.

     INTERMEDIATE GOVERNMENT BOND SERIES: Diversified Investors Intermediate Government Bond Portfolio, a series of Diversified Investors Portfolios.

     INTERNATIONAL EQUITY SERIES: the International Portfolio of Scudder Variable Life Investment Fund, an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended.

     IRA CONTRACTHOLDER: a tax-exempt, or taxed organization or an association of members who share a common interest.

     MONEY MARKET SERIES: Diversified Investors Money Market Portfolio, a series of Diversified Investors Portfolios.

     NQDC: Non-qualified deferred compensation arrangement available to taxed organizations only.

     PARTICIPANT: an employee participating under a Contract issued to or adopted by his/her employer or an individual participating under a Contract issued to an IRA Contractholder.

     PLAN: a retirement plan or program under which benefits are to be provided pursuant to a Contract described herein.

     PURCHASE PAYMENT: the amount contributed and remitted to AUSA by an employer on behalf of a Participant or by a Participant.

     SPECIAL EQUITY SERIES: Diversified Investors Special Equity Portfolio, a series of Diversified Investors Portfolios.

     SUBACCOUNT: a subdivision of Diversified Investors Variable Funds which is available for the allocation of Purchase Payments under the Contracts. Eight Subaccounts invest in a corresponding series of Diversified Investors Portfolios. The Calvert Series Subaccount invests in the Calvert Series and the International Equity Subaccount invests in the International Equity Series.

     UNIT: the measure by which the value of an investor's interest in each Subaccount is determined.

     VALUATION DATE: each day at the close of business of the New York Stock Exchange (currently at 4:00 p.m. New York City time), each day that the New York Stock Exchange is open for trading, or any other day on which there is sufficient trading in securities of a series of Diversified Investors Portfolios, the Calvert Series or the International Equity Series to affect materially the value of the Units of the corresponding Subaccount. If the New York Stock Exchange extends its closing beyond 4:00 p.m. New York City time, and continues to value after the time of closing of the New York Stock Exchange, AUSA reserves the right to treat any payment or communication received after 4:00 p.m. New York City time as being received as of the beginning of the next day.

     VALUATION PERIOD: The period between the ending of two successive Valuation Dates.

     THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY STATE TO ANY PERSON TO WHOM SUCH OFFER WOULD BE UNLAWFUL IN SUCH STATE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                                    SYNOPSIS

                       AUSA LIFE INSURANCE COMPANY, INC.
                      DIVERSIFIED INVESTORS VARIABLE FUNDS

                                 TABLE OF FEES(1)

Total Separate Account Annual Expenses (as a percentage of average account value)
Mortality and Expense Risk Fees........................................ .90%(2)

     1 In addition to the mortality and expense risk fees, AUSA reserves the right to deduct an annual contract charge from a Participant's Accumulation Account not to exceed $50. See "Charges -- Annual Contract Charge" at page 15.

     2 AUSA reserves the right to charge maximum mortality and expense risk fees of up to 1.25% upon notice.

Portfolio Company Annual Expenses:

                       DIVERSIFIED INVESTORS PORTFOLIOS,
                 CALVERT SERIES AND INTERNATIONAL EQUITY SERIES

                                ANNUAL EXPENSES
                    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                           INTERMEDIATE   GOVERNMENT/
                  MONEY     GOVERNMENT     CORPORATE               EQUITY   GROWTH &   EQUITY   SPECIAL             INTERNATIONAL
                  MARKET       BOND          BOND       BALANCED   INCOME    INCOME    GROWTH   EQUITY    CALVERT      EQUITY
                  SERIES      SERIES        SERIES       SERIES    SERIES    SERIES    SERIES   SERIES    SERIES       SERIES
                  ------   ------------   -----------   --------   ------   --------   ------   -------   -------   -------------
Management Fees
 (After Fee
 Reimburse-
 ments)(1)......   .223 %      .280%          .322%       .400%     .430 %    .552%     .649 %    .768%     .700%        .875%
Other
 Expenses(2)....   .077 %      .120%          .078%       .100%     .070 %    .098%     .101 %    .082%     .110%        .205%
Reimbursement
 from AUSA(3)...  (.200)%        --             --          --     (.040)%      --     (.250)%      --        --        (.060)%
                  ------        ---            ---         ---     ------      ---     ------   -------   -------         ---
Total Annual
 Expenses After
 Fee
 Reimburse-
 ments..........   .100 %      .400%          .400%       .500%     .460 %    .650%     .500 %    .850%     .810%       1.020%

---------------
(1) The fees shown on the line "Management Fees" are the fees charged to each series of Diversified Investors Portfolios by Diversified after waiver. For the Calvert Series, the fees shown are those charged by Calvert Asset Management Company to the Calvert Series and, for the International Equity Series, the fees shown are those charged by Scudder, Stevens & Clark to the International Equity Series.

(2) "Other expenses" have been estimated for the current fiscal year for each series of Diversified Investors Portfolios based upon a projected level of average daily net assets of $127 million for the Money Market Series, $70 million for the Intermediate Government Bond Series, $224 million for the Government/Corporate Bond Series, $100 million for the Balanced Series, $553 million for the Equity Income Series, $97 million for the Growth & Income Series, $93 million for the Equity Growth Series and $205 million for the Special Equity Series. There can be no assurance that these levels of average daily net assets will be achieved. If average net assets are lower for any such series, "Other Expenses" may be a higher percentage than indicated above of such series' average daily net assets. "Other Expenses" for the Calvert Series and the International Equity Series are actual for the year ended December 31, 1994.

(3) AUSA has agreed to provide reimbursements to limit total expenses for Diversified Investors Variable Funds Participants in the Money Market Series, the Equity Income Series, the Equity Growth Series and the International Equity Series to .100%, .460%, .500% and 1.020%, respectively, of average net assets of the applicable series, with AUSA reserving the right to raise the limit upon notice.

     The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly and indirectly and reflects expenses of the separate account as well as the portfolio company. (See Charges at page 15 for a more complete description of applicable costs and expenses.)

EXAMPLE

     If you surrender your contract at the end of the applicable time period, You would pay the following expenses on a $1,000 investment assuming 5% annual return on assets.

                                                          AFTER       AFTER       AFTER       AFTER
                       SUBACCOUNT                         1 YEAR     3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------  ------     -------     -------     --------
Money Market............................................   $ 15       $  46       $  80        $175
Intermediate Government Bond............................   $ 18       $  57       $  98        $214
Government/Corporate Bond...............................   $ 20       $  63       $ 108        $233
Balanced................................................   $ 16       $  51       $  88        $191
Equity Income...........................................   $ 15       $  46       $  79        $172
Growth & Income.........................................   $ 42       $ 126       $ 212        $433
Equity Growth...........................................   $ 15       $  48       $  83        $181
Special Equity..........................................   $ 34       $ 104       $ 176        $367
Calvert.................................................   $ 22       $  67       $ 114        $246
International Equity....................................   $ 31       $  96       $ 163        $342

     THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. PREMIUM TAXES MAY ALSO BE APPLICABLE.

     The expense table for Portfolio Company Annual Expenses and the example reflect a voluntary undertaking by Diversified to waive a portion of the investment advisory fees payable by series of Diversified Investors Portfolios. Without such a waiver, the annual investment advisory fee would be .25% for the Money Market Series, .35% for the Intermediate Government Bond Series, .35% for the Government/Corporate Bond Series, .45% for the Balanced Series, .45% for the Equity Income Series, .60% for the Growth & Income Series, .70% for the Equity Growth Series and .80% for the Special Equity Series.

THE CONTRACTS

     The Group Variable Annuity Contract(s) ("Contract(s)") described in this Prospectus are designed and offered as funding vehicles for retirement Plans maintained by state educational organizations, certain tax-exempt organizations, IRA Contractholders and for taxed organizations for Section 401(a) and/or
Section 401(k) Contracts and corporate non-qualified deferred compensation Contracts ("NQDC"). The Section 401(k) Contract will fund the benefits for tax-qualified pension and profit-sharing plans from employee/employer contributions of such organizations. The Section 403(b) Contract will purchase tax-deferred annuities for employees of these same organizations. The Section 457 Contract will provide deferred compensation eligible for deferred tax treatment and the Section 457(f) Contract will provide deferred compensation which is not eligible for deferred tax treatment to these same organizations. The Section 72 (flexible annuity) Contract will fund after-tax benefits. The
Section 401(a) Contract will fund benefits for tax-qualified pension and profit-sharing Plans of such tax-exempt organizations as well as taxed subsidiaries of these organizations and stand alone taxed organizations; the NQDC Contracts will fund benefits for taxed organizations. The Section 408 (Individual Retirement Account ("IRA")) Contract is a Group Variable Annuity Contract which will provide for on-going or rollover contributions from individuals who are eligible under Section 408 to make such contributions. Section references are to the Internal Revenue Code of 1986, as amended (the "Code").

     Insofar as possible, the provisions of the Contracts are identical, and the information provided in this Prospectus is generally applicable to all Contracts. However, whenever statutory or administrative considerations require significant differences among the Contracts, such differences are explained separately for each.

     With respect to the Section 401(a), Section 401 (k) and NQDC Contracts, the employer and/or the employee will make contributions pursuant to the terms and conditions of the underlying retirement Plan. As to the Section 403(b), Section 457 and Section 457(f) Contracts, the employer will make Purchase Payments for each participating employee pursuant to either a salary reduction agreement or an agreement to forego a salary increase under which the employee decides the level and number of Purchase Payments to his/her Accumulation Account, except with respect to employer-sponsored Section 401(a) Plans under which the employer will make contributions pursuant to the underlying retirement Plan. As to the
Section 72 flexible annuities Contract, the employer will make Purchase Payments for each participating employee pursuant to a salary deduction agreement. In the case of the Section 408 IRA Contract, Purchase Payments will be made by the employer on behalf of and as determined by each participating employee pursuant to a salary deduction agreement or by the Participant.

     The Contracts described in this Prospectus include group variable annuity contracts of the types described above which were originally issued by The Mutual Life Insurance Company of New York and have been assumed by AUSA. (See "Assumption Reinsurance" on page 30.)

DIVERSIFIED INVESTORS VARIABLE FUNDS

     Purchase Payments under the Contract(s) are allocated to the Diversified Investors Variable Funds which is a separate account of AUSA. Diversified Investors Variable Funds is divided into Subaccounts, eight of which correspond to Diversified Investors Portfolios' Money Market, Intermediate Government Bond, Government/Corporate Bond, Balanced, Equity Income, Growth & Income, Equity Growth and Special Equity Series, respectively. The Calvert Series Subaccount invests in the Calvert Series and the International Equity Subaccount invests in the International Equity Series. The assets in each Subaccount are invested in the corresponding series of Diversified Investors Portfolios, the Calvert Series or the International Equity Series at their net asset value (See "Diversified Investors Portfolios" at page 32, "Calvert Series" at page 12 and "International Equity Series" at page 13.) Each series of Diversified Investors Portfolios is managed by Diversified, an affiliate of AUSA. Diversified Investors Securities Corp., a wholly-owned subsidiary of Diversified, is the principal underwriter and distributor. The Calvert Series is a series of Acacia Capital Corporation, an open-end management company whose investment adviser is Calvert Asset Management Company, Inc. The International Equity Series is a series of the Scudder Variable Life Investment Fund, a diversified open-end management investment company whose investment adviser is Scudder, Stevens & Clark.

     The value of a Participant's Accumulation Account maintained in Diversified Investors Variable Funds will vary based upon the investment experience of the series of Diversified Investors Portfolios, the Calvert Series or the International Equity Series to which Purchase Payments are allocated.

     The Calvert Series is an actively managed portfolio of common and preferred stocks, bonds, and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established by the Calvert Series. The International Equity Series is an actively managed, diversified portfolio of marketable foreign equity investments which offer the opportunity for long-term growth of capital. Copies of the Calvert Series Prospectus and the International Equity Series Prospectus appear at the end of this Diversified Investors Variable Funds Prospectus. Diversified Investors Portfolios is an open-end, diversified management investment company which has eight series with differing investment objectives available under the Contracts. See "Diversified Investors Portfolios" at page 32 herein.

CHARGES

     AUSA makes daily charges against the net assets of Diversified Investors Variable Funds at a maximum annual rate of 1.25%, consisting of .80% for mortality risks and .45% for administrative expense risks. Currently, the annual rate charged is .90% consisting of .60% for mortality risks and .30% for administrative expense risk. However, AUSA reserves the right to charge a maximum fee of 1.25% upon notice thereafter. (See
"Charges -- Charges for Mortality and Expense Risks" on page 15). In addition, AUSA reserves the right to deduct an annual contract charge not to exceed $50 from a Participant's Accumulation Account (see "Charges -- Annual Contract Charge" on page 15).

     In addition to the charges set forth above, Diversified, which serves as investment adviser to each series of Diversified Investors Portfolios, Calvert Asset Management Company, Inc., which serves as investment adviser to the Calvert Series and Scudder, Stevens & Clark, which serves as investment adviser to the International Equity Series, impose a charge against the net asset value of each series of Diversified Investors Portfolios, the Calvert Series or the International Equity Series, as appropriate, computed daily, for investment advisory services and other expenses.

     Premium taxes may be payable on annuity considerations. (See
"Charges -- Premium Tax" on page 17).

CREDIT AND ALLOCATION OF PURCHASE PAYMENTS

     Purchase Payments will be credited to the Subaccounts designated by the Participant in the form of Units. The number of Units credited will not change but the dollar value of a Unit will vary depending upon the investment experience of the series of Diversified Investors Portfolios, the Calvert Series or the International Equity Series, as appropriate. (See "Credit of Purchase Payments" on page 20).

REDEMPTION

     A Participant may redeem at any time prior to the time an annuity benefit takes effect and prior to his death all or a portion of the Units credited to his Accumulation Account without any charge, subject to any limitations in the underlying Plan. There are no redemption charges. (See "Restrictions Under the Texas Optional Retirement Program" on page 22 for withdrawal restrictions applicable to Contracts issued under the Texas Optional Retirement Program.)

     A penalty tax may be payable under the Code upon the redemption of amounts from an Accumulation Account under a Contract and other significant withdrawal restrictions may be imposed by the Code.

TRANSFERS

     A Participant may transfer all or a portion of his/her Accumulation Account in Diversified Investors Variable Funds among the various Subaccounts. No transfer charges are imposed, and there is no limit to the number of transfers. While AUSA has no present intention to do so, it reserves the right to impose transfer charges at a later date. Transfers may be made in writing or by telephone by calling (914) 697-8000. (See "Transfers" on page 19). AUSA reserves the right to discontinue allowing telephone transfers.

PAYMENT OPTIONS

     Unless a Fixed Annuity is elected, a Participant will receive a lump sum payment at the end of the Accumulation Period. The Contracts may provide for several Fixed Annuity options: Life Annuity, Life Annuity With Period Certain, Specified Fixed Period Annuity, Contingent Annuity and Contingent Annuity With Period Certain. For NQDC, an installment payment option may also be available. (See "Payment Options" on page 22).

VOTING RIGHTS

     To the extent required by law, AUSA will vote the interests in Diversified Investors Portfolios, the Calvert Series and the International Equity Series held in Diversified Investors Variable Funds in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders; the Contractholders will instruct AUSA in accordance with the instructions received from Participants. (See "Voting Rights" on page 24).

DEATH BENEFIT

     If a Participant dies before the Annuity Purchase Date, the Accumulation Account value will be paid to his/her beneficiary in a lump sum. (See "Death Benefit" on page 21).

DISTRIBUTION OF THE CONTRACTS

     Diversified Investors Securities Corp. ("DISC") will be the principal underwriter and distributor of the Contracts which will be sold by registered representatives who are also licensed insurance agents of AUSA. The Contracts may also be sold through registered representatives of other broker-dealers authorized by DISC and applicable law who may be insurance agents licensed by an insurance company other than AUSA. (See "Distribution of the Contracts" on page
26).

FINANCIAL INFORMATION

     Information about the performance of Diversified Investors Variable Funds is contained in the Annual Report of Diversified Investors Variable Funds which is available, free of charge, by contacting AUSA at the address or telephone number set forth on the cover of this Prospectus.

                        CONDENSED FINANCIAL INFORMATION
                      DIVERSIFIED INVESTORS VARIABLE FUNDS
                            ACCUMULATION UNIT VALUES

                                                                  DIVERSIFIED INVESTORS PORTFOLIO
                                  ------------------------------------------------------------------------------------------------
                                          FOR THE PERIOD AUG. 18, 1994* THROUGH DEC. 31, 1994
                                  --------------------------------------------------------------------
                                     MONEY      INTERMEDIATE  GOVERNMENT/                    EQUITY
                                     MARKET      GOVERNMENT    CORPORATE      BALANCED       INCOME
                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                  ------------  ------------  ------------  ------------  ------------
Net asset value, beginning of
 period..........................     $13.44        $12.33        $16.76        $16.85        $17.21
Net asset value, end of period...      13.65         12.24         16.70         16.66         16.86
Accumulation units outstanding,
 end of period...................    587,295       580,105       385,881     1,750,876     6,344,534


                                                                  DIVERSIFIED INVESTORS PORTFOLIO
                                  ------------------------------------------------------------------------------------------------
                                                                      FOR THE
                                                                      PERIOD
                                        AUG. 24,      AUG. 18,     AUG. 24, 1994*    AUG. 18,      AUG. 24,
                                        1994*         1994*          THROUGH          1994*         1994*
                                                                   DEC. 31, 1994
                                      ---------------------------------------------------------------------------------
                                                                                                  INTERNATIONAL
                                        GROWTH &       EQUITY           SPECIAL       CALVERT        EQUITY
                                         INCOME        GROWTH            EQUITY        SERIES        SERIES
                                       SUBACCOUNT    SUBACCOUNT        SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                       ------------  -----------      ------------  ------------  ------------
Net asset value, beginning of
 period..........................         $10.31        $20.67           $10.47        $13.28        $10.18
Net asset value, end of period...          10.14         21.65            10.63         13.11          9.56
Accumulation units outstanding,
 end of period...................         29,489     2,812,266           83,503       575,200       162,316

---------------
 * Commencement of operations.

                                      AUSA

     AUSA Life Insurance Company, Inc. is a stock life insurance company which was organized under the laws of the State of New York. Its principal place of business is 4 Manhattanville Road, Purchase, N.Y. 10577; (914) 697-8000.

                      DIVERSIFIED INVESTORS VARIABLE FUNDS

     Diversified Investors Variable Funds was established by AUSA under New York Insurance Law on November 30, 1993 as a separate account. Diversified Investors Variable Funds will hold assets that are segregated from all of AUSA's other assets and at present is used only to support the Contracts. AUSA is the legal holder of the assets in Diversified Investors Variable Funds and will at all times maintain assets in Diversified Investors Variable Funds with a total market value at least equal to the contract liabilities for Diversified Investors Variable Funds. The obligations under the Contracts are obligations of AUSA. Income, gains, and losses, whether or not realized, from assets allocated to Diversified Investors Variable Funds, are, in accordance with the Contracts, credited to or charged against Diversified Investors Variable Funds without regard to other income, gains, or losses of AUSA. The assets in Diversified Investors Variable Funds may not be charged with liabilities which arise from any other business AUSA conducts. Diversified Investors Variable Funds assets may include accumulation of the charges AUSA makes against a Contract participating in Diversified Investors Variable Funds. From time to time, any such additional assets may be transferred in cash to AUSA's general account.

     Diversified Investors Variable Funds is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended, ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the management or investment policies or practices of Diversified Investors Variable Funds. For state law purposes, Diversified Investors Variable Funds is treated as a part or division of AUSA.

     There are currently ten Subaccounts within Diversified Investors Variable Funds which are available for allocation of Purchase Payments under the Contracts. The Calvert Series Subaccount invests only in the Calvert Responsibly Invested Balanced Portfolio (the "Calvert Series"), a series of Acacia Capital Corporation, an open-end management investment company registered with the SEC under the 1940 Act. The International Equity Subaccount invests only in the International Portfolio of the Scudder Variable Life Investment Fund (the "International Equity Series"), an open-end diversified management investment company registered with the SEC under the 1940 Act. The eight other Subaccounts invest in eight respective series of Diversified Investors Portfolios, an open-end diversified management investment company registered with the SEC under the 1940 Act. Set forth below is a brief description of the Calvert Series, the International Equity Series and the eight series of Diversified Investors Portfolios. Full descriptions of the Calvert Series and the International Equity Series, their investment objectives, policies and restrictions, their expenses, the risks attendant in investing therein and other aspects of their operations are contained in the accompanying prospectuses for the Calvert Series and the International Equity Series. Full descriptions of the eight series of Diversified Investors Portfolios, their investment objectives, policies and restrictions, their expenses, the risks attendant to investing therein and other aspects of their operations are set forth herein under "Diversified Investors Portfolios" at page 32. Further disclosure appears in the Statement of Additional Information. Each Participant should periodically consider his/her allocation among the Subaccounts in light of current market conditions and the investment risks attendant to investment in the various series of Diversified Investors Portfolios, the Calvert Series and the International Equity Series.

CALVERT SERIES

     The Calvert Series is a series of Acacia Capital Corporation ("Acacia"), a Maryland corporation registered with the SEC under the 1940 Act as an open-end management company, whose investment adviser is Calvert Asset Management Company, Inc. The shares of Acacia are currently sold only to insurance companies for allocation to their separate accounts to fund the benefits under certain variable annuity and variable life insurance policies issued by such companies. Because the Calvert Series sells its shares to insurance companies offering both variable annuity and variable life insurance policies, potential for conflict between the interests of Contractholders of these contracts may arise. The Board of Directors of Acacia will monitor the Calvert Series for the existence of any material irreconcilable conflicts between interests of Contractholders of all separate accounts investing in the Calvert Series. If it is determined by a majority of the Board of Directors of Acacia that such material conflict exists, then AUSA will take whatever steps are necessary to eliminate the material conflict including withdrawing the assets allocable to the Calvert Series and reinvesting them in a different investment medium. For additional risk exposure, see the Calvert Series prospectus which follows this prospectus. The Calvert Series Subaccount of Diversified Investors Variable Funds will purchase and redeem shares from the Calvert Series at net asset value.

     The investment objective of the Calvert Series is set forth in the prospectus for the Calvert Series which appears at the end of this Diversified Investors Variable Funds prospectus. Briefly, the objective is to achieve a total return above the rate of inflation through an actively managed, diversified portfolio of common and preferred stocks, bonds and money market instruments which offer income and capital growth opportunity and which satisfy the social concern criteria established for the Calvert Series. There can be no assurance that the objective of the Calvert Series will be realized.

INTERNATIONAL EQUITY SERIES

     The International Equity Series is a series of Scudder Variable Life Investment Fund, a Massachusetts business trust registered with the SEC under the 1940 Act as a diversified open-end management company, whose investment adviser is Scudder, Stevens & Clark. Shares of Scudder Variable Life Investment Fund, including shares of the International Equity Series, are currently sold only to insurance companies for allocation to their separate accounts to fund the benefits under certain variable annuity and variable life insurance policies issued by such companies. The Board of Trustees of Scudder Variable Life Investment Fund currently does not foresee any disadvantages to holders of variable annuity contracts and variable life insurance policies arising from the fact that the interests of the holders of such contracts and policies may differ. Nevertheless, the Trustees will monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. For additional risk exposure, see the International Equity Series prospectus which follows this prospectus. The International Equity Series Subaccount of Diversified Investors Variable Funds will purchase and redeem shares of the International Equity Series at net asset value.

     The investment objective of the International Equity Series is set forth in the prospectus for the International Equity Series which appears at the end of this Diversified Investors Variable Funds prospectus. Briefly, the object is to achieve long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The International Equity Series invests in companies, wherever organized, which do business primarily outside the United States. The International Equity Series intends to diversify investment among several countries and not to concentrate investments in any particular industry. There can be no assurance that the objective of the International Equity Series will be realized. It is important that an investor read the prospectus for the applicable series carefully before investing.

DIVERSIFIED INVESTORS PORTFOLIOS

     Each of the other eight Subaccounts of Diversified Investors Variable Funds listed below invests exclusively in the corresponding series of Diversified Investors Portfolios set forth below:

           DIVERSIFIED SUBACCOUNT                SERIES OF DIVERSIFIED INVESTORS PORTFOLIOS
---------------------------------------------   ---------------------------------------------
Diversified Investors Variable Funds
  Money Market Subaccount....................   Diversified Investors Money Market Portfolio
                                                (the "Money Market Series")

           DIVERSIFIED SUBACCOUNT                SERIES OF DIVERSIFIED INVESTORS PORTFOLIOS
---------------------------------------------   ---------------------------------------------
Diversified Investors Variable Funds
  Intermediate Government Bond Subaccount....   Diversified Investors Intermediate Government
                                                Bond Portfolio (the "Intermediate Government
                                                Bond Series")
Diversified Investors Variable Funds
  Government/Corporate Bond Subaccount.......   Diversified Investors Government/Corporate
                                                Bond Portfolio (the "Government/Corporate
                                                Bond Series")
Diversified Investors Variable Funds
  Balanced Subaccount........................   Diversified Investors Balanced Portfolio (the
                                                "Balanced Series")
Diversified Investors Variable Funds
  Equity Income Subaccount...................   Diversified Investors Equity Income Portfolio
                                                (the "Equity Income Series")
Diversified Investors Variable Funds
  Growth & Income Subaccount.................   Diversified Investors Growth & Income
                                                Portfolio (the "Growth & Income Series")
Diversified Investors Variable Funds
  Equity Growth Subaccount...................   Diversified Investors Equity Growth Portfolio
                                                (the "Equity Growth Series")
Diversified Investors Variable Funds
  Special Equity Subaccount..................   Diversified Investors Special Equity
                                                Portfolio (the "Special Equity Series")

     Diversified Investors Portfolios is registered with the SEC under the 1940 Act as an open-end diversified management investment company. This registration does not involve supervision by the SEC of the management or investment practices or policies of Diversified Investors Portfolios.

     Diversified acts as investment adviser and administrator to each series of Diversified Investors Portfolios. Diversified has contracted with one or more subadvisers for certain investment advisory services for each series. Diversified and the subadviser or subadvisers for a particular series of Diversified Investors Portfolios are referred to herein collectively as the "Advisers". The investment objectives of the series of Diversified Investors Portfolios currently available under the Contracts through Diversified Subaccounts are described briefly below. There can be no assurance that the investment objectives of any of the series will be met.

     MONEY MARKET SERIES: To provide liquidity and as high a level of current income as is consistent with the preservation of capital through investment in domestic and foreign U.S. dollar-denominated money market obligations with maturities of 397 days or less. An investor's interest in the Diversified Investors Variable Funds Money Market Subaccount is neither insured nor guaranteed by the U.S. Government.

     INTERMEDIATE GOVERNMENT BOND SERIES: To provide as high a level of current income as is consistent with the preservation of capital through investment in U.S. Government and U.S. Government agency and instrumentality securities with intermediate maturities and high quality short-term obligations.

     GOVERNMENT/CORPORATE BOND SERIES: To achieve the maximum total return through investment in investment grade debt securities, U.S. Government and U.S. Government agency and instrumentality securities collateralized mortgage obligations guaranteed by these agencies and instrumentalities and high quality short-term obligations.

     BALANCED SERIES: To provide a high total return consistent with a broad diversified mix of stocks, bonds and money market instruments.

     EQUITY INCOME SERIES: To provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yields; capital appreciation is a secondary objective.

     GROWTH & INCOME SERIES: To provide current income and capital appreciation through investment primarily in a diversified portfolio of securities selected for their potential to generate current income or long-term capital appreciation.

     EQUITY GROWTH SERIES: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above average growth in earnings; current income is a secondary objective.

     SPECIAL EQUITY SERIES: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies which, in the opinion of the Special Equity Series' Advisers, will present an opportunity for significant increases in earnings and/or value, without consideration for current income.

     See "Diversified Investors Portfolios" at page 32 and the Statement of Additional Information for more information on each of the series of Diversified Investors Portfolios described above.

                                    CHARGES

CHARGES FOR MORTALITY AND EXPENSE RISKS

     The maximum daily charges against Diversified Investors Variable Funds for mortality and expense risks assumed by AUSA are computed and deducted from the value of the net assets of Diversified Investors Variable Funds. The maximum daily charge will be at the rate of 0.003425% (equivalent to an annual rate of 1.25%) of the average daily net assets of Diversified Investors Variable Funds. The daily charge will be deducted from the net asset value of each Subaccount of Diversified Investors Variable Funds on each Valuation Date. Where the previous day (or days) was not a Valuation Date, the maximum deduction on the Valuation Date will be 0.003425% multiplied by the number of days since the last Valuation Date. The sum of these charges on an annual basis will not exceed 1.25% of the average net assets invested in Diversified Investors Variable Funds. Of this charge, AUSA estimates that .80% is for mortality risk and .45% is for expense risk. (The daily charge from Diversified Investors Variable Funds based on an annual mortality and expense risk rate of .90%, .60% for mortality risks and
 .30% for administrative expense risks, is 0.002466%).

     The mortality risk is that individuals may live for a longer period of time than projected and therefore a greater amount of annuity benefits than projected will be payable. The expense risk is that expenses incurred in issuing and administering the Contract will exceed the administrative expense charge provided in the Contract. AUSA believes that this level of charge is within the range of industry practice for comparable group variable annuity contracts.

     Sales distribution expenses and any other expenses in excess of the described charges will be paid from AUSA's general account and not directly from Diversified Investors Variable Funds or from the mortality and expense risk charges. However, asset charges for AUSA's assumption of mortality and expense risks might be a source of contribution to the surplus in AUSA's general account.

ANNUAL CONTRACT CHARGE

     AUSA reserves the right, in accordance with the provisions of the Contracts, to deduct an annual contract charge from a Participant's Accumulation Account to reimburse AUSA for administrative expenses relating to the maintenance of the Contracts. Any such annual charge will not exceed $50. AUSA also reserves the right, if such a charge is imposed, to waive, on a temporary or permanent basis, all or part of such charge for certain classes of Contracts or for certain new classes of Contracts which may be sold in the future. If imposed, this charge would represent reimbursement for administrative costs expected to be incurred over the life of the Contracts. AUSA does not anticipate any profit from this charge.

INVESTMENT MANAGEMENT FEE

     Because Diversified Investors Variable Funds purchases interests in certain series of Diversified Investors Portfolios, the Calvert Series and the International Equity Series, the net assets of Diversified Investors Variable Funds will reflect the investment management fee and other expenses incurred by these series of Diversified Investors Portfolios, the Calvert Series and the International Equity Series.

     Diversified serves as the investment adviser to each series of Diversified Investors Portfolios. For information with respect to the arrangements under which Diversified provides such advisory services, including charges and arrangements with subadvisers, reference is made to the information set forth under "Management of Diversified Investors Portfolios" at page 47.

     The Calvert Series' investment adviser is the Calvert Asset Management Company, Inc. ("Investment Adviser") which is located at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. The Investment Adviser is a wholly-owned subsidiary of Calvert Group, Ltd., which is in turn a wholly-owned subsidiary of Acacia Mutual Life Insurance Company. Pursuant to its investment advisory agreement with the Calvert Series, the Investment Adviser manages the fixed-income investments of the Calvert Series and is responsible for the overall management of the business affairs of the Calvert Series subject to the direction and authority of the Board of Directors of Acacia. The subadvisor to the Calvert Series is NCM Capital Management Group, Inc. ("NCM"). Pursuant to its Investment Subadvisory Agreement with the Investment Adviser, NCM manages the equity portion of investments for the Calvert Series. NCM is an employee-owned subsidiary of Sloan Financial Group. Sloan Financial Group is controlled by Maceo K. Sloan and Justin F. Beckett and is one of the largest minority-owned investment management firms in the country. The Investment Adviser receives from the Calvert Series a monthly base fee, computed on a daily basis at an annual rate of 0.70% of the average daily net assets of the Calvert Series. The Investment Adviser pays NCM a base fee of 0.25% of one-half of the Calvert Series' net assets. In addition, the Investment Adviser and NCM may earn (or have their fees reduced by) performance fee adjustments based on the extent to which performance of the Calvert Series exceeds or trails the Lipper Balanced Funds Index. Payment of the performance fee adjustment begins July 1, 1996. The specific adjustments are as follows:

                INVESTMENT ADVISER'S PERFORMANCE FEE ADJUSTMENT

                     PERFORMANCE VERSUS THE       PERFORMANCE FEE
                   LIPPER BALANCED FUND INDEX       ADJUSTMENT
                   --------------------------     ---------------
                            6% to <12%                 0.05%
                           12% to <18%                 0.10%
                           18% or more                 0.15%

                        NCM'S PERFORMANCE FEE ADJUSTMENT

                     PERFORMANCE VERSUS THE       PERFORMANCE FEE
                   LIPPER BALANCED FUND INDEX       ADJUSTMENT
                   --------------------------     ---------------
                            6% to <12%                 0.05%
                           12% to <18%                 0.10%
                           18% or more                 0.15%

     The performance fee adjustment to NCM is paid out of the fee the Investment Adviser receives from the Calvert Series. The initial performance period will be the twelve month period between July 1, 1995 and July 1, 1996. Each month an additional month's performance will be factored into the calculation until a total of 36 months comprises the performance computation period. Payment by the

Calvert Series of the performance fee adjustment will be conditioned on (i) the performance of the Calvert Series as a whole having exceeded the Lipper Balanced Fund Index and (ii) payment of the performance fee adjustment not causing the Calvert Series' performance to fall below the Lipper Balanced Fund Index.

     The International Equity Series' investment adviser is Scudder, Stevens & Clark, Inc., a Delaware corporation located at 175 Federal Street, Boston, Massachusetts 02110 ("Scudder, Stevens & Clark"). Pursuant to an Investment Advisory Agreement, Scudder, Stevens & Clark manages the International Equity Series' daily investment and business affairs subject to the policies established by the Board of Trustees of Scudder Variable Life Investment Fund. Established in 1919, Scudder, Stevens & Clark is one of the most experienced investment counsel firms in the United States. For its advisory services, Scudder, Stevens & Clark receives compensation monthly at the annual rate of
 .875% of the average daily net asset value of the International Equity Series. The investment advisory fee for the International Equity Series is higher than those charged to many funds which invest primarily in U.S. securities, but is not necessarily higher than those charged to funds with an investment objective similar to the investment objective of the International Equity Series.

PREMIUM TAX

     Under the laws of certain jurisdictions, premium taxes are payable on annuity considerations which can include Purchase Payments or the Accumulation Account under the Contracts. Any applicable premium taxes will generally be deducted when the Accumulation Account under a Contract is applied to purchase an annuity. Under present laws, the range of premium taxes is from .5% to 4.0%. Attached as an Appendix to this Prospectus is a schedule of applicable premium taxes payable upon annuitization which are in effect as of the date of this Prospectus. The laws of the various jurisdictions relating to annuity taxes and the interpretations of such laws are subject to changes which may affect the deductions, if any, under the Contracts for such taxes.

                            SUMMARY OF THE CONTRACTS

ELIGIBLE PURCHASERS

     State educational organizations and organizations that qualify for tax-exempt status under Code Section 501(c)(3), including associations thereof that qualify for tax-exempt status under Code Section 501(c)(3), are eligible purchasers. In addition, any organization qualifying as an IRA Contractholder may purchase or hold an IRA Contract. Any type of non-profit organization as well as taxed subsidiaries of tax-exempt organizations and taxed stand-alone organizations may purchase a Section 401(a) and/or a Section 401(k) or an NQDC Contract(s).

OWNERSHIP

     The organization purchasing or holding a Contract is the owner of the Contract for the benefit of the Participants. The Contract will cover all eligible Participants under a Plan. Each Participant will receive a certificate at the time his/her first annuity payment becomes payable, or earlier, if required by applicable law. The certificate summarizes the Participant's benefits under the Contract.

PURCHASE PAYMENTS

     With respect to the Section 401(a) Contract, the employer and/or employee will make contributions pursuant to the underlying retirement Plan. The Section 401(k) and NQDC Contracts will accept employer and/or employee contributions pursuant to the terms and conditions of the underlying Plan. As to the Section 403(b) Contract, the employer will make Purchase Payments in accordance with a salary reduction agreement or an agreement to forego a salary increase, except with respect to employer-sponsored Section 403(b) Plans under which the employer will make contributions pursuant to the underlying retirement Plan. As to the Section 72 flexible annuities Contract, the employer will make Purchase Payments for each participating employee pursuant to a salary deduction agreement. In the case of the Section 408 IRA Contract, Purchase Payments will be made by the employer on behalf of and as determined by each participating employee pursuant to a salary deduction agreement or by the Participant. An Accumulation Account will be established for each Participant which will record the number of Units held in each Subaccount. Purchase Payments may be allocated among any of the Subaccounts.

     All Purchase Payments in Diversified Investors Variable Funds credited to an Accumulation Account are vested and nonforfeitable. However, Purchase Payments made by employers, including all such payments made under a Section 401(a) Contract, which are not the result of a reduction in salary or a give up in salary agreement, under an employer-sponsored Plan may be forfeitable but are generally subject to the vesting requirements, where applicable, of the Employee Retirement Income Security Act of 1974, as amended. In general, all Purchase Payments made to NQDC, Section 457 and Section 457(b) Contracts may be forfeitable even though partially or fully vested.

EMPLOYER SPONSORED PLAN REQUIREMENTS

     Since the Contracts are intended to implement the Plans of state educational organizations, organizations that qualify for tax-exempt status under Code Section 501(c)(3), IRA Contractholders and, in the case of Section 401(a) and/or Section 401(k) and NQDC Contracts, for taxed subsidiaries of such organizations and stand-alone taxed organizations and since such Plans may be sponsored by employers or associations who may have their own desires regarding certain Plan details and the manner in which the Plan is to be administered, there will be some variations in details in the Contract and Plan to reflect such desires. Reference to the provisions of the Plan in which the individual is a Participant must be made in all cases for particulars.

RIGHTS OF THE PARTICIPANT UNDER THE CONTRACT

     There are no stipulated or required Purchase Payments to be made under the Contract. Except for the 15 days prior to a Participant's Annuity Purchase Date (See "Annuity Purchase Date" on page 22) during which no Purchase Payments will be accepted by AUSA, during a Participant's Accumulation Period Purchase Payments may be made in the amount authorized by the Participant. The Contract permits the Participant to elect his/her Annuity Purchase Date, to allocate Purchase Payments, to redeem all or a portion of the Units in his/her Accumulation Account, to designate beneficiaries, and to elect Fixed Annuity options, except that employer-sponsored Plans may affect these rights.

     During a Participant's Accumulation Period, one's rights and those of the Contractholder or IRA Contractholder shall be as set forth in the Contract and Plan. On and after the Annuity Purchase Date, or on the Participant's death, if earlier, all rights, as specified in the Contract and Plan, shall belong to the Participant or beneficiary as the case may be.

RIGHTS UPON SUSPENSION OF CONTRACT OR TERMINATION OF PLAN

     403(b) Contract

     In the event that the making or receipt of all Purchase Payments under certain 403(b) Contracts is discontinued or a Contractholder terminates its Plan or discontinues Purchase Payments for a Participant, AUSA shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under one of the following options: (1) to be held and distributed by AUSA in accordance with the terms of the Contract, (2) to be paid to him/her in cash, or (3) in the event of suspension of the Contract or termination of the Plan, to be transferred to an alternate funding agency (e.g., another insurance company). Certain other 403(b) Contracts require the Contractholder, not AUSA, to give written notice thereof to Participants.

     401(a) Contract/401(k) Contract and NQDC Contracts

     If the Contractholder terminates its Plan or discontinues Purchase Payments, it is the Contractholder's responsibility, and not AUSA's, to give written notice thereof to the affected Participants. In such cases, the Contractholder shall elect to have the entire balance held under the Contract applied under one of the following options: (1) to be held and distributed by AUSA in accordance with the terms of the Contract; (2) to be transferred to an alternate funding agency (e.g., another insurance company); or (3) to purchase deferred, paid-up life annuity benefits for Participants.

     457, 457(f), Flexible Annuity, and 408(IRA) Contracts

     If the Contractholder or IRA Contractholder terminates its Plan or discontinues Purchase Payments for a Participant, AUSA shall give written notice thereof to the appropriate Participant(s) together with notice of the right of the Participant to elect to have the value of his/her Accumulation Account applied under either of the following options: (1) to be held and distributed by AUSA in accordance with the terms of the Contract or (2) to be paid to him/her in cash, except that, under the terms of certain 457 Contracts, the Contractholder, not AUSA, shall give notice to affected Participants.

FAILURE OF QUALIFICATION

     In the event that a Plan, Contractholder or IRA Contractholder or a Participant, thereunder becomes ineligible for any previously applicable tax benefits under the Code, AUSA upon notice thereof shall refuse during the period of such ineligibility to accept Purchase Payments with respect to that Plan or Participant. A failure of qualification under a particular Contract shall have no effect on other issued and outstanding Contracts.

TRANSFERS

     No transfers may be made between any of the Contracts; however, the following transfers are permissible with respect to each Contract.

     401(a), 401(k), 403(b), 457, 457(f), Flexible Annuity, 408(IRA) and NQDC
Contracts

     A Participant may transfer all or a portion of his/her Accumulation Account in Diversified Investors Variable Funds among the various Subaccounts. No transfer charges are imposed, and there is no limit to the number of transfers permitted. While AUSA has no present intention to do so, AUSA reserves the right to impose transfer charges at a later date.

     Transfers from the Section 403(b), 401(a) and (k) and NQDC Group Fixed Annuity Contracts to a Participant's Accumulation Account under the Diversified Investors Variable Funds Contracts are permitted only to the Subaccounts which invest in the Balanced Series, Equity Income Series, Growth & Income Series, Equity Growth Series, Special Equity Series, Calvert Series or International Equity Series. Certain other restrictions which apply to transfers from the AUSA
Section 403(b), Section 401(a), Section 401(k), NQDC and Section 408(IRA) Group Fixed Annuity Contracts to the Diversified Investors Variable Funds Contracts are contained in the AUSA Section 403(b) and Section 401(a) and NQDC and 408(IRA) Group Fixed Annuity Contracts.

     Transfers may be made in writing or by telephoning (914) 697-8000. Transfers are effective within 48 hours of receipt of instructions. All Participants should be aware that a transfer authorized by telephone and reasonably believed to be genuine by AUSA may subject the Participant to risk of loss if such instruction is subsequently found not to be genuine. AUSA will employ reasonable procedures, including requiring Participants to give certain identification information and tape recording of telephone instructions, to confirm that instructions communicated by telephone are genuine. To the extent that AUSA fails to use reasonable procedures to verify the genuineness of telephone instructions, AUSA may be liable for any losses due to telephone instructions that prove to be fraudulent or unauthorized.

                            RIGHTS RESERVED BY AUSA

     Subject to compliance with applicable laws and, when required by law, approval of the Contractholders, IRA Contractholders, NQDC Contractholders and/or Participants and any appropriate regulatory authority, AUSA reserves the right to make the following changes:

     (1) To operate Diversified Investors Variable Funds in any form permitted under the 1940 Act or in any other form permitted by law;

     (2) To take any action necessary to comply with or obtain and continue any exemptions from the 1940 Act;

     (3) To transfer any assets in a Subaccount to another Subaccount or to one or more separate accounts, or to AUSA's general account to the extent permitted by law or to add, combine or remove Subaccounts in a separate account;

     (4) To substitute, for the interests in a series of Diversified Investors Portfolios, the Calvert Series or the International Equity Series held in any Subaccount, interests in another series of Diversified Investors Portfolios or interests in another investment company or any other investment permitted by law; and

     (5) To make any necessary technical changes in the Contracts in order to conform with any of the above-described actions or as may be required or permitted by applicable laws affecting Diversified Investors Variable Funds or the Contracts.

                          CREDIT OF PURCHASE PAYMENTS

     A Participant's initial Purchase Payment will be credited to the Participant's Accumulation Account to provide Units as of a Valuation Date for the Valuation Period, not later than (1) two business days after receipt of the Purchase Payment by AUSA at 4 Manhattanville Road, Purchase, New York 10577, if the contract application and/or Participant's enrollment form is complete upon receipt, or (2) two business days after an application and/or enrollment form which is incomplete upon receipt by AUSA is made complete, provided that if such information is not made complete within five business days after receipt, (i) the prospective Participant will be informed of the reasons for the delay, and
(ii) the initial Purchase Payment will be returned immediately and in full, unless the prospective Participant specifically consents to AUSA retaining the Purchase Payment until such information is made complete.

     Subsequent Purchase Payments will be credited to the Participant's Accumulation Account to provide Units as of the Valuation Date for the Valuation Period in which the Purchase Payment is received in good order by AUSA.

ALLOCATION OF PURCHASE PAYMENTS

     Upon receipt of a Purchase Payment, it will be credited to the Subaccount designated by the Participant in the form of Units. The number of Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount(s) by the Unit value of that Subaccount for the Valuation Date for the Valuation Period on which the Purchase Payment is received. The number of Units shall not be changed by any subsequent change in the value of a Unit, but the dollar allocation value of a Unit will vary in amount depending upon the investment experience of the applicable Subaccount.

     Allocation instructions may be changed at any time by sending to AUSA a correctly completed allocation form. Any change in allocations will be effective within 10 business days following receipt of the allocation form by AUSA. If an allocation form is incorrectly completed, Purchase Payments will be credited in accordance with the most recent allocation form on record. AUSA reserves the right to limit a Participant's right to change allocation instructions to four times a calendar year.

DETERMINATION OF UNIT VALUE

     The Unit value for a Subaccount for any Valuation Date is determined by subtracting (b) from (a) and dividing the result by (c), where

     (a) is the aggregate net asset value on the Valuation Date of all investments by the Subaccount in the series of Diversified Investors Portfolios, the Calvert Series or the International Equity Series in which the Subaccount invests, and

     (b) is the mortality and expense risk charge accrued as of that Valuation Date; and,

     (c) is the total number of Units held in the Subaccount on the Valuation Date before the purchase or redemption of any Units on that Date.

                                 DEATH BENEFIT

     Under Section 403(b), Section 457, Section 457(f), flexible annuity and 408(IRA) Contract, if a Participant dies before the Annuity Purchase Date (See "Annuity Purchase Date" on page 22), the value of his/her Accumulation Account will be paid to the beneficiary in a lump sum. If the beneficiary is under the age of 75 at the time of the Participant's death, the beneficiary may elect to have this lump sum applied to provide a Fixed Annuity. A lump sum payment to some extent may be taxed as ordinary income to the beneficiary in the year received. A beneficiary should consider the possible tax advantages to electing an annuity. (See "Section 403(b) Annuities" on page 27). Under Section 401(a) and/or Section 401(k) Contracts, however, the underlying tax-qualified Plan is generally required to provide that in the case of a married Participant, a survivorship annuity death benefit will be paid to the surviving spouse if the Participant dies prior to retirement. In each case involving Section 401(a) and/or Section 401(k) Contracts, reference must be made to the underlying Plan for particulars.

     If the Participant dies before the Annuity Purchase Date, his/her entire interest must generally be distributed within five years after the date of death, or if payable to a designated beneficiary must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, within one year after the date of death. If the beneficiary is the Participant's spouse, distributions are not required to be made until the April 1st after the end of the calendar year in which the Participant would have attained age 70 1/2; if the spouse dies before distributions begin, the rules discussed above will apply as if the spouse were the Participant (owner).

     If a lump sum payment is elected, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period in which a certified copy of the death certificate evidencing the Participant's death is received by AUSA. If a Fixed Annuity is elected, the Accumulation Account value will be determined on the Valuation Date for the Valuation Period of the beneficiary's Annuity Purchase Date. For Section 401(a) and/or Section 401(k) and NQDC Contracts, the underlying Plan should be consulted to determine the options available.

     For NQDC Contracts, the remaining value will be paid to a designated beneficiary. If no such beneficiary is so designated or in existence, the remaining value will be paid in the following order: Participant's (1) spouse,
(2) children, (3) parents, (4) siblings and (5) estate.

     For all Contracts except NQDC Contracts, the death benefit is guaranteed to be not less than the total amount of all contributions, less any withdrawals, made by the Participant.

                   REDEMPTION DURING THE ACCUMULATION PERIOD

     For Section 403(b), Section 457, Section 457(f), flexible annuity and
Section 408(IRA) Contracts and subject to applicable federal tax law restrictions, a Participant at any time during his/her Accumulation Period and prior to his/her death may redeem all or a portion of the Units credited to the Accumulation Account. There is no redemption charge. (See "Federal Tax Status" on page 26).

     The Accumulation Account value redeemed or the Units remaining after a partial redemption will be determined on the Valuation Date for the Valuation Period in which a written request for a redemption on a form approved by AUSA is received by AUSA. The Accumulation Account will be reduced by the lesser of the number of Units obtained by dividing the amount of the redemption request by the Unit value for that day or the number of Units remaining in the Accumulation Account.

     A full or partial redemption payment will be made within seven days after receipt of the written request. A request for a partial redemption must specify the Subaccount(s) from which the partial withdrawal is to be made. Payment may be postponed as permitted by the 1940 Act. Currently, deferment is permissible only when the New York Stock Exchange is closed or trading is restricted, when an emergency exists as a result of which disposal of interests in Diversified Investors Portfolios, the Calvert Series or the International Equity Series held by Diversified Investors Variable Funds is not reasonably practicable or it is not reasonably practicable to determine fairly the value of these assets, or when the SEC has provided for such deferment for the protection of Participants.

     A withdrawal will generally have federal income tax consequences which may include penalties. (See "Federal Tax Status" on page 26).

     With respect to Section 401(a), Section 401(k) and NQDC Contracts, the ability to withdraw funds during the Accumulation Period is generally more limited; however, in each instance the underlying Plan document should be consulted to determine what options, if any, are available.

            RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

     The Teacher Retirement System of Texas permits Participants in the Texas Optional Retirement Program ("ORP") to redeem their interest in a variable annuity contract issued under the ORP only upon termination of employment in the Texas public institutions of higher education, retirement or death. Accordingly, a Participant in the ORP will be required to obtain a certificate of termination from his/her employer before he/she can redeem his/her Accumulation Account.

                                PAYMENT OPTIONS

     With respect to Section 403(b), Section 457, Section 457(f), flexible annuity and Section 408(IRA) Contracts, unless a Fixed Annuity as described below is elected, payment to the Participant shall be made at the end of his/her Accumulation Period in a lump sum calculated in the same manner as if a total withdrawal request of one's Accumulation Account had been received by AUSA on his/her Annuity Purchase Date. (See above for "Redemption During the Accumulation Period"). However, Section 401(a), Section 401(k) and NQDC Contracts provide the funding for the Plans and reference to the particular Plan must be made in each case for details. For example, tax-qualified Plans must generally provide by law that in the case of a married Participant who does not properly elect otherwise, retirement annuity benefits will be paid in the form of a contingent annuity with a survivorship annuity benefit for his surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living. For NQDC Contracts, the employer may also provide for installment payments without the purchase of an annuity.

ANNUITY PURCHASE DATE

     The Annuity Purchase Date is the first day of the month coincident with or following the receipt by AUSA of written notice, submitted through the Participant's employer, of the Participant's retirement (i.e., the termination of employment with his/her employer). Subject to the terms of the Plan, a Participant may elect to retire at any time and receive annuity benefits. As a general rule, benefits must begin no later than April 1 of the calendar year following the year in which the Participant attains age 70 1/2 at which time an election to receive an annuity or lump sum benefit must be made.

     In the case of a beneficiary who elects a Fixed Annuity, the Annuity Purchase Date will be the first day of the month following receipt by AUSA of the election of a Fixed Annuity; however, if any election is received during the last 15 days of a month, the Annuity Purchase Date will be the first day of the second month after receipt of the election.

     For Section 408(IRA) Contracts, the Annuity Purchase Date is the date the annuity first begins under the terms of the IRA Contract.

FIXED ANNUITY

     Fixed Annuity payments are not made from Diversified Investors Variable Funds but are made from the general account of AUSA which supports insurance and annuity obligations. Because of exemptive and exclusionary provisions, Fixed Annuity payments and interests in the general account have not been registered under the Securities Act of 1933, as amended, (the "1933 Act") nor is the general account registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are generally subject to the provisions of the 1933 or 1940 Acts. The SEC staff has not reviewed the disclosures in this Prospectus that relate to the Fixed Annuity payments and interests in the general account. Disclosures regarding Fixed Annuity payments and the general account in this Prospectus, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

     A Fixed Annuity may not be elected if the initial monthly payment under the form elected would be less than $20. Fixed Annuity payments will be made monthly unless the annuitant elects to receive payments annually, semi-annually or quarterly. Any such election must be made at the same time that the annuitant elects to receive a Fixed Annuity and cannot be changed during the annuity period. Once a Fixed Annuity takes effect, it may not be redeemed, surrendered or changed to any other form of annuity.

FIXED ANNUITY OPTIONS

     The following Fixed Annuity options may be available:

     (i) Life Annuity -- Annuity payments will be made during the lifetime of the annuitant. It would be possible for the annuitant to receive no annuity payment if he/she died prior to the date of the first annuity payment.

     (ii) Life Annuity With Period Certain -- Annuity payments will be made during the lifetime of the annuitant with the guarantee that if the annuitant dies before a period certain elected, the beneficiary will receive payments for the duration of the period. The period certain may be any number of years between 5 and 20 inclusive.

     (iii) Specified Fixed Period Annuity -- Annuity payments will be made for a specified fixed period selected by the annuitant. If the annuitant dies during the specified fixed period, the annuity payments for the remainder of the period will be paid to the beneficiary. No annuity payments are made after the expiration of the specified fixed period even if the annuitant survives. The specified fixed period may be for any number of years between 10 and 30 years inclusive.

     (iv) Contingent Annuity -- Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person ("contingent annuitant") with payments continued during the remaining lifetime of the contingent annuitant. Annuity payments to the contingent annuitant may be made in the same amount paid while both annuitants lived or a lesser percentage of this amount. For Section 401(a) and/or Section 401(k) Contracts, in the absence of a proper election by the Participant, a contingent annuity with a survivorship annuity benefit for the surviving spouse at least equal to 50% of the amount which would have been payable if the Participant were living will be the normal form of benefit.

          If the contingent annuitant dies before the first annuity payment to the annuitant, the contingent annuity election will be void and the annuitant will receive a Life Annuity. If the contingent annuitant dies after the first annuity payment to the annuitant, but before the death of the annuitant, annuity payments under the Contingent Annuity election will be made to the annuitant during his/her lifetime. If the annuitant and the contingent annuitant die before the date of the first annuity payment, no annuity payments will be made.

     (v) Contingent Annuity With Period Certain -- Annuity payments will be made during the joint lifetimes of the annuitant and a designated second person ("contingent annuitant"). Annuity payments to the contingent annuitant may be in the same amount as paid to the annuitant or a lessor percentage of that amount and will be made for a period certain of any number of years between 5 and 20 years inclusive.

     The Life Annuity With Period Certain and the Specified Fixed Period Annuity may only be elected for a number of years that will not exceed an annuitant's life expectancy. The annuity benefit option elected by the Participant will affect the level of annuity payments the Participant will receive. The longer annuity payments are projected to continue based upon actuarial possibilities, the lower annuity payments will be.

     The annuity purchase rates for these Fixed Annuity benefits shall not exceed, during the initial period set forth in the Contract, the maximum rates set forth in the Contract. Thereafter, the annuity purchase rate will be the rate in effect as declared by AUSA as of the Annuity Purchase Date. The guaranteed level of Fixed Annuity payments will be determined based upon (i) a Participant's Accumulation Account value on the Annuity Purchase Date, (ii) the applicable annuity purchase rate on the Annuity Purchase Date which will reflect the age of the Participant and (iii) the type of Fixed Annuity option elected.

PAYMENTS TO A BENEFICIARY FOLLOWING THE ANNUITANT'S DEATH

     If any annuity payment is payable to the beneficiary after the death of an annuitant on or after his/her Annuity Purchase Date but during a period certain, it shall be payable as each payment becomes due to the beneficiary. If the benefit is payable to more than one beneficiary, it shall be paid in equal shares to such beneficiaries, the survivors or survivor, unless the annuitant has elected otherwise. Upon the death of the last surviving beneficiary, AUSA shall pay the commuted value of any remaining payments in a lump sum cash payment to the estate of such last surviving beneficiary in lieu of any further income payments.

     The annuitant's beneficiary may direct in writing to AUSA that any income payable after the death of the annuitant or contingent annuitant be terminated and a single commuted value be paid to the beneficiary. The commuted values referred to above shall be based upon the value of the payments for the balance of the period certain determined as of the date AUSA receives written notice of the beneficiary's election to receive the commuted value on the basis of the interest rate (compounded annually) inherent in the annuity purchase rate applied to provide the annuitant's Fixed Annuity.

                                 VOTING RIGHTS

     The assets held in the Subaccounts of Diversified Investors Variable Funds will be invested in the corresponding series of Diversified Investors Portfolios, the Calvert Series or the International Equity Series. AUSA is the legal holder of these interests and shares held in a Subaccount and as such has the right to vote to elect the governing Boards of Diversified Investors Portfolios, Acacia and Scudder Variable Life Investment Fund, to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund, and to vote upon any other matter that may be voted upon at a shareholders' meeting. To the extent required by law, AUSA will vote at regular and special shareholder meetings in accordance with the instructions received from Contractholders, IRA Contractholders and NQDC Contractholders. The record date for any such vote shall be selected by the governing Boards of Diversified Investors Portfolios, Acacia or Scudder Variable Life Investment Fund. AUSA will furnish Contractholders, IRA Contractholders and NQDC Contractholders with the proper forms to enable them to give it these instructions.

     Each Contractholder, IRA Contractholder and NQDC Contractholder will have the equivalent of one vote per $100 of the dollar value of the Accumulation Accounts in a Contract held in each Subaccount of Diversified Investors Variable Funds, with fractional votes for amounts less than $100. These votes, represented as votes per $100 of Accumulation Account value in each Subaccount of Diversified Investors Variable Funds, are converted into a proportionate number of votes in beneficial interests in a series of Diversified Investors Portfolios or shares of the Calvert Series or the International Equity Series. Interests held in each Subaccount for which no timely instructions from Contractholders, IRA Contractholders or NQDC Contractholders are received will be voted by AUSA in the same proportion as those interests in that Subaccount for which instructions are received. Should applicable federal securities laws or regulations permit, AUSA may elect to vote in its own right.

     A Participant will have the right to instruct the Contractholder, IRA Contractholder or NQDC Contractholder with respect to interests in the series of Diversified Investors Portfolios, the Calvert Series or the International Equity Series attributable to his/her portion of the Accumulation Account held in each Subaccount of Diversified Investors Variable Funds. Each Participant under the Contract shall receive a statement of the amount attributable to his/her participation in each Subaccount and stating his/her right to instruct the Contractholder as to how to vote such interest. AUSA will provide voting instruction materials to the Contractholder, IRA Contractholder or NQDC Contractholder and to the Participants.

     The Contractholder, IRA Contractholder and NQDC Contractholder shall provide voting instructions to AUSA with respect to interests attributable to the Accumulation Account values held in a Subaccount in accordance with instructions received by Participants. For interests for which no timely instructions from Participants are received, the Contractholder, IRA Contractholder or NQDC Contractholder will instruct AUSA to vote these interests in the same proportion as those shares for which instructions from Participants are received.

     Matters on which the Contractholder, IRA Contractholder or NQDC Contractholder may give voting instructions include the following: (1) election of the governing Boards of Diversified Investors Portfolios, Acacia or Scudder Variable Life Investment Fund; (2) ratification of the independent accountant of a series of Diversified Investors Portfolios, the Calvert Series or the International Equity Series corresponding to the Contractholders, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); (3) approval of any change in the Investment Advisory Agreement or any Subadvisory Agreement for a series of Diversified Investors Portfolios, the Calvert Series or the International Equity Series corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); (4) any change in the fundamental investment policies of a series of Diversified Investors Portfolios, the Calvert Series or the International Equity Series corresponding to the Contractholder's, IRA Contractholder's or NQDC Contractholder's selected Subaccount(s); and (5) any other matter requiring a vote of the shareholders of Diversified Investors Portfolios, the Calvert Series or the International Equity Series. With respect to approval of the Investment Advisory Agreements or Subadvisory Agreements or any change in a fundamental investment policy, Contractholders, IRA Contractholders and NQDC Contractholders participating in that Subaccount will vote separately on the matter pursuant to the requirements of Rule 18f-2 under the 1940 Act.

     AUSA may, if required by state insurance officials, disregard voting instructions if those instructions would require voting to cause a change in the subclassification or investment objectives or policies of one or more of the series of Diversified Investors Portfolios, the Calvert Series or the International Equity Series, or to approve or disapprove an investment adviser or principal underwriter for one or more series of Diversified Investors Portfolios or the Calvert Series or the International Equity Series. In addition, AUSA may disregard voting instructions that would require changes in the investment objectives or policies of any series of Diversified Investors Portfolios, the Calvert Series or the

International Equity Series or in an investment adviser or principal underwriter for Diversified Investors Portfolios, the Calvert Series or the International Equity Series, if AUSA reasonably disapproves those changes in accordance with applicable federal regulations. If AUSA disregards voting instructions, it will advise Contractholders, IRA Contractholders, NQDC Contractholders and Participants of that action and its reasons for the action in the next semiannual report to Contractholders, IRA Contractholders, NQDC Contractholders and Participants.

                         DISTRIBUTION OF THE CONTRACTS

     DISC will act as the principal underwriter and the distributor of the Contracts, pursuant to an underwriting agreement, on behalf of Diversified Investors Variable Funds, with the Calvert Series and the International Equity Series. DISC will perform all sales, marketing and administrative functions relative to the Contracts which participate in Diversified Investors Variable Funds, with certain exceptions in connection with the use of other authorized broker-dealers. DISC is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The Contracts are sold by individuals who are registered representatives of DISC and who are also licensed as insurance agents for AUSA. The Contracts may also be sold through registered representatives of other broker-dealers authorized by DISC and applicable law who may be insurance agents licensed by an insurance company other than AUSA. Commissions and other expenses directly related to the sale of the Contracts will not exceed 8 percent of Purchase Payments. Additional expense allowance may be paid for other services not directly related to the sale of the Contracts. Such services include the training of personnel and the production of promotional literature.

                               FEDERAL TAX STATUS

     The ultimate effect of federal income taxes on Fixed Annuity payments and on the economic benefit to the Participant, annuitant, payee and beneficiary depends on the tax and employment status of the individual concerned.

     The discussion which follows on the treatment of AUSA and of the Contracts under federal income tax law is general in nature, is based upon AUSA's understanding of current federal income tax laws, and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax law or of the current interpretations by the Internal Revenue Service. No attempt is made to consider any applicable state or other tax laws. Each Contractholder, IRA Contractholder, NQDC Contractholders and Participant contemplating investment in the Contracts should consult a qualified tax adviser.

     Participants receiving large distributions (generally those in excess of $150,000 per year; or lump sum distributions in excess of $150,000) from qualified retirement Plans, including those funded through Section 401(a),
Section 408(IRA) and Section 403(b) Contracts, may be subject to a 15% excise tax on their distributions in excess of a specified amount.

TAX TREATMENT OF AUSA

     AUSA is taxed as a life insurance company under the Code. Investment income from the assets of Diversified Investors Variable Funds are reinvested and taken into account in determining the value of Diversified Investors Variable Funds. Under existing federal income tax law, the investment income of Diversified Investors Variable Funds, including realized capital gains, is substantially not taxed to AUSA.

TAXATION OF DIVERSIFIED INVESTORS PORTFOLIOS

     Diversified Investors Portfolios is organized as a New York trust. None of its series are subject to any income or franchise tax in the State of New York. AUSA, as an investor in a series of Diversified Investors Portfolios will be taxable on its share (as determined in accordance with the governing instruments of Diversified Investors Portfolios) of such series' ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Code and regulations promulgated thereunder. See "Tax Treatment of AUSA" above.

SECTION 403(B) ANNUITIES

     Purchase Payments made under a Contract meeting the requirements of Section 403(b) of the Code afford certain federal income tax benefits to employees of state educational organizations, and organizations which are tax-exempt under
Section 501(c)(3) of the Code.

     The employer may make contributions to the Contract or the employer may agree with the Participant that in return for employer contributions to the Contract, the Participant will take a reduction in salary or give up a salary increase. The agreement may not be changed with respect to earnings of the Participant while the agreement is in effect. The Participant can only make one agreement with his/her employer during the year, but the Participant may terminate the agreement at any time with respect to amounts not yet earned. No federal income tax is payable by the Participant on increases in the value of his/her Accumulation Account until payments are received by the Participant.

     Purchase Payments meeting the requirements of Sections 402(g), Section 403(b) and Section 415 of the Code are not includable in the gross income of the Participant at the time they are made. Under Section 402(g) of the Code, Purchase Payments made under a reduction in salary or a give up in salary increase agreement ("elective deferrals") are excluded from a Participant's gross income to the extent of the lesser of $9,500 or the Participant's exclusion allowance. The $9,500 limit will be reduced on a dollar for dollar basis by employee pre-tax elective deferrals made by that individual under a
Section 401(k) Plan, a simplified employee pension plan, or other tax deferred annuity. Under Section 403(b) of the Code, Purchase Payments made under a reduction in salary or a give up in salary agreement and/or contributed by the employer are excluded from a Participant's gross income to the extent of the applicable "exclusion allowance". The "exclusion allowance" is equal to 20% of a Participant's includable compensation (taxable earnings) for the tax year, multiplied by the number of years of employment, reduced by the total of Purchase Payments made in prior tax years.

     When Fixed Annuity payments commence, or if the Participant obtains a partial or full redemption of the Units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Purchase Payments originally included as gross income made by the Participant will not be taxed. Full redemptions do not qualify for special capital gains treatment nor 5-year income averaging applicable to qualified plan lump sum distributions. However, if a Participant makes a full redemption after attaining age 59 1/2 or on account of a separation from service, he/she may delay including the distribution in income by making a rollover transfer, subject to requirements set by the Code, to an Individual Retirement Account or another Section 403(b) annuity. A partial redemption of at least 50% of the balance to the credit of a Participant on account of a separation from service may be rolled over to an Individual Retirement Account, subject to requirements set by the Code.

     If the Participant receives any amount under the Contract, the Participant must pay an additional tax of 10% of the amount of the distribution includable in gross income for the taxable year. This additional tax shall not apply to distributions which are (1) made after the date on which the Participant attains age 59 1/2, (2) made to a beneficiary on or after the death of the Participant,
(3) attributable to the Participant's becoming permanently disabled, (4) made after separation from service in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his beneficiary, (5) made to a Participant after separation of service after attainment of age 55, (6) made to a Participant for medical care (not to exceed the amount deductible by the employee), or (7) paid to alternate payees under a qualified domestic relations order.

     RESTRICTIONS ON WITHDRAWALS OF ELECTIVE CONTRIBUTIONS. Effective January 1, 1989 and thereafter, any funds in the Participant's account balance other than funds attributable to assets held at the close of the last year beginning before January 1, 1989 will be restricted from withdrawal except upon attainment of age 59 1/2, separation from service, death, disability or hardship (hardship withdrawals are to be limited to the amount of the Participant's own contributions exclusive of earnings). However, any funds in the Participant's account balance attributable to employer contributions, if any, and the earnings thereon will not be restricted unless specifically provided for by the employer's plan.

     In tax years beginning after 1988, Section 403(b) Plans (other than church plans) will be subject to nondiscrimination and coverage requirements, as well as special rules with respect to minimum distributions.

SECTION 401(A) PLANS

     An employer maintaining a pension or profit sharing Plan which satisfies the requirements of Section 401(a) of the Code may make contributions to the Contract which are generally currently deductible by the employer and are not currently taxed to the Participants. The Code prescribes various limitations on the maximum amount which may be contributed on behalf of any Participant. In addition, Participants may make after-tax contributions to the Contract if their
Section 401(a) Plan permits.

     When Fixed Annuity payments commence, or if the Participant obtains a partial redemption of the Units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received as is deemed to represent a return of Participant after-tax Purchase Payments will not be taxed. Full redemptions may qualify for special capital gains treatment or 5-year or 10-year income averaging if the payment constitutes a "lump sum distribution," as that term is defined in the Code.

     The rules governing rollovers of distributions from a Section 401(a) Plan are parallel to those dealing with distributions from Section 403(b) annuities. In addition, the 10% penalty on premature distributions from Section 403(b) annuities is also applicable to Section 401(a) Plan distributions.

SECTION 408 (IRA) CONTRACTS

     An individual, participating under a Contract which satisfies the requirements of Section 408 of the Code, may make contributions to the Contract. The Code prescribes various limitations on the maximum amounts which may be contributed by or on behalf of the Participant and on the deductibility of the contributions for federal income tax purposes. No federal income tax is payable by the Participant on increases in the value of his/her Accumulation Account until payments are received by the Participant.

     When Fixed Annuity payments commence, or if the Participant obtains a partial redemption of the Units credited to his/her Accumulation Account under the Contract, the amount received will be includable as ordinary income in the year received, except that such portion of any amount received which is deemed to represent a return of Participant non-deductible Purchase Payments will not be taxed. Full or partial redemptions do not qualify for special capital gains treatment nor 10-year income averaging applicable to certain qualified plan distributions.

     If the Participant receives any amount under the Contract prior to attainment of age 59 1/2, the Participant must pay an additional excise tax of 10% of the amount of the distribution includable in gross income for the taxable year. The additional tax shall not apply to distributions which are (1) made to a beneficiary on or after the death of the Participant, (2) attributable to the Participant's becoming permanently disabled or (3) made in a series of substantially equal periodic payments made for the life (or life expectancy) of the Participant or the joint lives (or joint life expectancies) of the Participant and his/her beneficiary. Any full or partial redemption will not be includable in ordinary income if the Participant rolls over the distribution within 60 days to another IRA.

MINIMUM DISTRIBUTION REQUIREMENTS

     If the actual distributions from a qualified retirement plan, eligible state or local government deferred compensation plan or an IRA are less than the minimum required to be distributed commencing by April 1 in the calendar year following the year the Participant attains age 70 1/2 (see "Annuity Purchase Date", on page 22) the difference is considered to be an excess accumulation and the IRS may impose a 50% excise tax on this excess amount.

SECTION 457 PLANS

     Section 457 of the Code allows employees of or independent contractors who furnish services to a state or local government to establish a deferred compensation plan allowing the deferral of certain limited amounts of compensation by way of salary reduction. State and local government includes a state, a political subdivision of a state, any agency or instrumentality of either of them, a tax-exempt rural electric cooperative or its tax-exempt affiliates. Contributions are based on a special definition of compensation and include any amounts contributed to a Section 403(b) tax sheltered annuity for determining the contribution limits. All amounts deferred property bought with those amounts or income earned on those amounts remain the property of the employer and are subject to the claims of its general creditors. Distributions from a Section 457 Plan are subject to Section 401(a)(9) of the Code in addition to the rules applicable under Section 457 of the Code and must begin no later than the April 1st of the calendar year following the year in which the participant attains age 70 1/2.

SECTION 457(F) PLANS

     In the case of a Plan for an eligible employer providing for the deferral of compensation for an employee but which is not eligible for deferred tax treatment, the compensation shall be included in the gross income of the Participant or beneficiary for the first taxable year in which there is no substantial risk of forfeiture of the rights to such compensation and taxed in accordance with Section 72 of the Code.

SECTION 72 FLEXIBLE ANNUITIES

     The term annuity includes all periodic payments resulting from the systematic liquidation of a principal sum. Section 72 determines what portion of each payment is excludable from gross income as a return of the purchaser's investment and what portion is taxed as interest earned on that investment.

     Section 72 of the Code places a penalty on premature distributions but generally exempts qualified distributions from a qualified retirement plan.

NON-QUALIFIED DEFERRED COMPENSATION CONTRACTS

     Taxed employers may establish a non-qualified deferred compensation arrangement funded by non-qualified deferred compensation contracts allowing the deferral of compensation through salary reduction. Such Plans include, but are not limited to, excess benefit plans, plans maintained by an employer primarily for a select group of management or highly compensated employees, as well as rabbi and secular trusts. Taxed employers for these non-qualified deferred compensation Plans include corporations, partnerships, S corporations and any of their affiliates or subsidiaries. Contributions are determined on the Plan's definition of compensation. All amounts deferred by employees and any income earned thereon remain the property of the employer and are subject to the claims of its general creditors. In-service withdrawals from deferred compensation Plans may be permitted for reasons of hardship under certain conditions as specified in the Plans. Distributions from these Plans are permitted when the Participant terminates employment, becomes permanently disabled, retires, dies or as otherwise specified in the Plan. As a general rule, the Participant is subject to taxation upon receipt of the funds, and there is usually no tax consequences to the employer, i.e., no deduction is available for an employee's salary reduction agreement until paid out.

     Such non-qualified deferred compensation arrangements for taxable employers may be funded by either a Diversified Investors Variable Funds Contract alone or by a Diversified Investors Variable Funds Contract in combination with a Fixed Annuity Contract.

INCOME TAX WITHHOLDING

     Unless the Participant or payee elects to have no withholding, the taxable portion of distributions under a Contract will be subject to income tax withholding under federal and certain state laws. AUSA will notify recipients of taxable distributions under a Contract of their right to elect not to have withholding apply.

     For NQDC Contracts, no withholding is made and no election is needed.

     Distributions from qualified retirement plans and Section 403(b) Contracts, other than individual retirement arrangements ("IRAs") generally are subject to mandatory federal income tax withholding unless they either are:

          1. Part of a series of substantially equal periodic payments (at least annually) for the participant's life or life expectancy, the joint lives or life expectancies of the participant and his/her beneficiary, or a period certain of not less than 10 years, or

          2. Required by the Code upon the participant's attainment of age 70 1/2 or death.

     Such withholding will apply even if the distribution is rolled over into another qualified plan including an IRA. The withholding can be avoided if the participant's interest is directly transferred by the old plan to another eligible qualified plan including an IRA. A direct transfer to the new plan can be made only in accordance with the terms of the old plan. If withholding is not avoided, the amount withheld may be subject to income tax and penalties.

     Pursuant to Revenue Ruling 90-24 of the Code, an exchange of a Section 403(b) annuity contract for another Section 403(b) annuity contract may qualify as a tax-free exchange.

                             ASSUMPTION REINSURANCE

     The Contracts described in this Prospectus include group variable annuity contracts which were originally issued by The Mutual Life Insurance Company of New York ("MONY") and are assumed by AUSA pursuant to certain assumption reinsurance agreements executed by MONY and AUSA effective December 31, 1993. Pursuant to the terms of these agreements and applicable state insurance laws, affected MONY contractholders may elect to participate and "opt in" or choose to remain contractholders of MONY and "opt out" of the assumption. All affected MONY contractholders shall receive a Notice of Election which describes the assumption and procedures for opting in or opting out. This Prospectus should be read carefully before deciding whether to opt in. In certain jurisdictions a contractholder that fails to opt out may be deemed under the terms of the assumption to have opted in.

     The former holders of MONY contracts who opt in to the assumption of their contracts by AUSA will experience no differences in the terms or charges under the Contracts. All investment options available to MONY contractholders will be available under the Contracts under Subaccounts which correspond to investment options under the MONY contracts. In addition, such assumed AUSA Contractholders may be able to direct the investment of their funds into certain additional investment options which were not available under the MONY contracts, namely the Growth & Income Subaccount, Special Equity Subaccount and International Equity Series Subaccount.

                                PERFORMANCE DATA

     From time to time the performance of one or more of the Subaccounts may be advertised. The performance data contained in these advertisements is based upon historical earnings and is not indicative of future performance. The data for each Subaccount reflects the results of the corresponding series of Diversified Investors Portfolios, the Calvert Series or the International Equity Series and recurring charges and deductions borne by or imposed on the Subaccount and on the corresponding series of the Diversified Investors Portfolios, the Calvert Series or the International Equity Series. Set forth below for each Subaccount is the manner in which the data contained in such advertisements will be calculated.

     MONEY MARKET SUBACCOUNT. The performance data for this Subaccount will reflect the "yield", "effective yield" and "total return". The "yield" of the Subaccount refers to the income generated by an investment in the Subaccount over the seven day period stated in the advertisement. This income is "annualized", that is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The total return is calculated as shown below.

     INTERMEDIATE GOVERNMENT BOND, GOVERNMENT/CORPORATE BOND, BALANCED, EQUITY INCOME, GROWTH & INCOME, EQUITY GROWTH, SPECIAL EQUITY, CALVERT SERIES AND INTERNATIONAL EQUITY SERIES SUBACCOUNTS. The performance data for these Subaccounts will reflect the "yield" and "total return". The "yield" of each of these Subaccounts refers to the income generated by an investment in that Subaccount over the 30 day period stated in the advertisement and is the result of dividing that income by the value of the Subaccount. The value of each Subaccount is the average daily number of Units outstanding multiplied by the Unit Value on the last day of the period. The "yield" reflects deductions for all charges, expenses, and fees of both the Series and the Subaccount. "Annualized total return" for each of these Subaccounts and the Money Market Subaccount refers to the return a Contractholder would receive during the period indicated if a $1,000 Purchase Payment was made the indicated number of years ago. It reflects historical investment results less charges and deductions of both the Series and the Subaccount, with the distribution being made in cash rather than in the form of one of the settlement options, at the close of the period for which the "annualized total return" data is given.

     Total return is historical in nature and is not intended to indicate future performance. Total return will be quoted for the most recent one-year period, and the annualized total return will be quoted for the most recent five- and ten-year periods, or the period from the commencement of the public offering of the Contracts, if shorter.

     Actual total return quotations may also be advertised for other specified periods, such as calendar years and calendar quarters. Cumulative total return for periods of more than one year may also be quoted. These figures will be accompanied by the standard, annualized total return quotations.

     From time to time, any series of Diversified Investors Portfolios, the Calvert Series or the International Equity Series may provide information concerning general economic conditions and supply comparative performance data and rankings, with respect to comparable investments for the same period, for unmanaged market indices such as the Dow Jones Industrial Average and the Standard and Poor's 500, and from recognized independent sources such as Donoghue's Money Fund Report, Bank Rate Monitor, Money, Forbes, Barron's, Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Frank Russell Universe Data, Wiesenberger Investment Companies Service, Mutual Fund Values, Mutual Fund Forecaster, VARDS and Morningstar.

     In addition, reference may be made in advertisements to various indices including, without limitation, the Standard & Poor's 500 Stock Index, Salomon Brothers Broad Investment Grade Index and Lehman Brothers Government/Corporate Bond Index, and Russell Price Driven Index, in order to provide the reader a basis of comparison for performance.

                        DIVERSIFIED INVESTORS PORTFOLIOS

     Eight Subaccounts of Diversified Investors Variable Funds invest exclusively in corresponding series of Diversified Investors Portfolios. Diversified Investors Portfolios is a trust organized on September 1, 1993 under the laws of the State of New York and is registered under the 1940 Act as an open-end, diversified management investment company. The investment objectives of the series of Diversified Investors Portfolios currently available under the Contracts through such Subaccounts are as follows:

     MONEY MARKET SERIES: To provide liquidity and as high a level of income as is consistent with the preservation of capital through investment in domestic and foreign U.S. dollar-denominated money market obligations with maturities of 397 days or less. An investor's interest in the Money Market Series is neither insured nor guaranteed by the U.S. Government.

     INTERMEDIATE GOVERNMENT BOND SERIES: To provide as high a level of current income as is consistent with preservation of capital through investment in U.S. Government and U.S. Government agency and instrumentality securities with intermediate maturities, and high quality short-term obligations.

     GOVERNMENT/CORPORATE BOND SERIES: To achieve maximum total return through investment in investment grade debt securities, U.S. Government and U.S. Government agency and instrumentality securities collateralized mortgage obligations guaranteed by these agencies and instrumentalities and high quality short-term obligations.

     BALANCED SERIES: To provide a high total investment return consistent with a broad diversified mix of stocks, bonds and money market instruments.

     EQUITY INCOME SERIES: To provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yields; capital appreciation is a secondary objective.

     GROWTH & INCOME SERIES: To provide current income and capital appreciation through investment primarily in a diversified portfolio of securities selected for their potential to generate current income or long term capital appreciation.

     EQUITY GROWTH SERIES: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above-average growth in earnings; current income is a secondary objective.

     SPECIAL EQUITY SERIES: To provide a high level of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies which, in the opinion of the Series' Advisers, will present an opportunity for significant increases in earnings and/or value, without consideration for current income.

     There can, of course, be no assurance that any series of Diversified Investors Portfolios will achieve its investment objectives.

HUB AND SPOKE(R) STRUCTURE

     AUSA and Diversified Investors Portfolios have licensed certain proprietary rights, know-how and financial services referred to as Hub and Spoke(R) from Signature Financial Group, Inc. ("Signature"). Each Subaccount which invests in a series of Diversified Investors Portfolio (the "spoke" or feeder fund) invests in such corresponding series of Diversified Investors Portfolios (the "hub" or master fund) through Signature's Hub and Spoke(R) method. Hub and Spoke employs a two-tier, master/feeder fund structure. Hub and Spoke(R) is a registered service mark of Signature.

     In addition to selling beneficial interests to such Subaccounts, Diversified Investors Portfolios may sell beneficial interests of its series to other insurance company separate accounts, mutual funds, collective investment vehicles or institutional investors. Such investors will invest in a series of Diversified Investors Portfolios on the same terms and conditions as the applicable Subaccount and will pay a proportionate share of the series' expenses. However, the other investors investing in such series are not required to sell their shares at the same public offering price as the Subaccount due to variations in sales commissions and other operating expenses. Therefore, Contractholders should be aware that these differences may result in differences in returns experienced by investors in the different entities that invest in each series of Diversified Investors Portfolios.

     Smaller entities investing in a series of Diversified Investors Portfolios may be materially affected by the actions of larger entities investing in that series. For example, if a large fund withdraws from a series of Diversified Investors Portfolios, the remaining investors may experience higher pro rata operating expenses, thereby producing lower returns. Additionally, the affected series may become less diverse, resulting in increased portfolio risk. (However, this possibility also exists for any type of collective investment vehicle which has institutional or other large investors.) Also, investors with a greater pro rata ownership in a series of Diversified Investors Portfolios could have effective voting control of the operations of that series. Whenever a Subaccount is requested to vote on matters pertaining to a series of the Diversified Investors Portfolios (other than a vote to continue a series upon the withdrawal of an investor in the series), AUSA, as the legal owner of all assets in the Subaccount, shall vote in accordance with the procedures set forth under "Voting Rights" at page 24, including, to the extent required by law, procedures through which AUSA shall receive instructions with respect to such vote from Contractholders and/or Participants. Certain changes in the investment objectives, policies or restrictions of a series of Diversified Investors Portfolios may require that AUSA withdraw a Subaccount's interest in that series. Any such withdrawal could result in a distribution "in kind" of portfolio securities (as opposed to a cash distribution from the series). If securities are distributed, the Subaccount could incur brokerage or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of the Subaccount. Notwithstanding the above, there are other ways for Diversified Investors Portfolios to meet redemption requests from its investors, such as temporary borrowings.

INVESTMENT OBJECTIVES AND POLICIES

     Each of the Subaccounts described above seeks to achieve its investment objective by investing all of its assets in a corresponding series of Diversified Investors Portfolios, which is a diversified, open-end management investment company. The investment objective of each series of Diversified Investors Portfolios may be changed without the approval of the investors in that series, but not without written notice thereof to its investors (including the Subaccount) 30 days prior to implementing the change. AUSA may withdraw the investment of a Subaccount from its corresponding series of Diversified Investors Portfolios on any Portfolio Business Day (see page 51). Upon any such withdrawal, AUSA would consider what action might be taken, including the investment of all the assets of such Subaccount in another pooled investment entity having the same investment objective.

     Each series of Diversified Investors Portfolios has a different investment objective which it pursues through the investment policies described below. Since each series of Diversified Investors Portfolios has a different investment objective, each can be expected to have different investment results and be subject to different market and financial risks. See "Investment Techniques and Restrictions" herein and in the Statement of Additional Information for a description of the fundamental policies of each series of Diversified Investors Portfolios that cannot be changed without approval by the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of such series. Except as stated otherwise, all investment guidelines, policies and restrictions of each series described herein and in the Statement of Additional Information are non-fundamental.

     Each series of Diversified Investors Portfolios has a different portfolio turnover rate which is the percentage computed by dividing the lesser of portfolio purchases or sales by the average value of the series in each case excluding securities with maturities at the time of acquisition of one year or less. Brokerage expenses can be expected to be higher as a result of higher portfolio turnover rates. The rate of portfolio turnover is not a limiting factor when it is deemed appropriate to purchase or sell securities of a series.

     With respect to each series of Diversified Investors Portfolios, Diversified has contracted for certain investment advisory services with one or more subadvisers. Diversified and the subadvisers for a particular series of Diversified Investors Portfolios are referred to herein collectively as the "Advisers". There can be no guarantee that the investment objective of any of the series of Diversified Investors Portfolios will be met. The following sections describe the investment objective and policies of each series of Diversified Investors Portfolio currently available under the Contracts through Subaccounts.

     MONEY MARKET SERIES. The investment objective of the Money Market Series is to provide liquidity and as high a level of current income as is consistent with the preservation of capital. The Money Market Series invests in high quality short-term money market instruments. Securities in which the Money Market Series invests may not earn as high a level of current income as long-term or lower quality securities which generally have less liquidity, greater market risk and more fluctuation in market value.

     To achieve its investment objective, the Money Market Series invests in U.S. dollar-denominated short-term money market obligations, including securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks and domestic branches and subsidiaries of foreign banks, and high quality commercial paper and other short-term corporate obligations, including those with floating or variable rates of interest. In addition, the Money Market Series may lend its portfolio securities, enter into repurchase agreements and reverse repurchase agreements, and invest in securities issued by foreign banks and corporations outside the United States. The Money Market Series reserves the right to concentrate 25% or more of its total assets in obligations of domestic banks.

     In accordance with Rule 2a-7 under the 1940 Act, the Money Market Series will maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less and invest only in U.S. dollar-denominated securities determined in accordance with procedures established by the Board of Trustees of Diversified Investors Portfolios (the "Board of Trustees") to present minimal credit risks and which are rated in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations (an "NRSRO") (or one NRSRO if the instrument was rated by only one such organization) or, if unrated, are of comparable quality as determined in accordance with procedures established by the Board of Trustees (collectively, "Eligible Securities").

     Eligible Securities include "First Tier Securities" and "Second Tier Securities." First Tier Securities include those that possess a rating in the highest category in the case of a single-rated security or at least two ratings in the highest rating category in the case of multiple-rated securities or, if the securities do not possess a rating, are determined to be of comparable quality by the Advisers pursuant to the guidelines adopted by the Board of Trustees. All other Eligible Securities are Second Tier Securities. The Money Market Series will invest at least 95% of its total assets in First Tier Securities.

     The NRSROs currently rating instruments of the type the Money Market Series may purchase are Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Duff & Phelps, Inc., Fitch Investors Service, Inc., IBCA Limited, IBCA Inc. and Thomson BankWatch, Inc., and their rating criteria are described in the Appendix to the Statement of Additional Information. The Statement of Additional Information contains further information concerning the rating criteria and other requirements governing the Money Market Series' investments, including information relating to the treatment of securities subject to a tender or demand feature and securities deemed to possess a rating based on comparable rated securities of the same issuer.

     In addition, the Money Market Series will not invest more than 5% of its total assets in the securities (including the securities collateralizing a repurchase agreement) of, or subject to puts (including letters of credit, guaranties or other credit support) issued by, a single issuer, except that (i) the Money Market Series may invest more than 5% of its total assets in a single issuer for a period of up to three business days in certain limited circumstances, (ii) the Money Market Series may invest in obligations issued or guaranteed by the U.S. Government without any such limitation, and (iii) the limitation with respect to puts does not apply to unconditional puts if no more than 10% of the Money Market Series' total assets is invested in securities issued or guaranteed by the issuer of the unconditional put. Investments in Second Tier Securities will be limited to 5% of the Money Market Series' total assets, with the investment in any one such issuer being limited to no more than the greater of 1% of the Money Market Series' total assets or $1,000,000. As to each security, these percentages are measured at the time the Money Market Series purchases the security.

     The Money Market Series seeks to achieve its investment objective through investments in the following types of U.S. dollar-denominated money market instruments.

     BANK OBLIGATIONS. The Money Market Series may invest in U.S. dollar-denominated certificates of deposit, time deposits, bankers' acceptances and other short-term obligations issued by domestic banks and domestic branches and subsidiaries of foreign banks. Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Such instruments include Yankee Certificates of Deposit which are certificates of deposit denominated in U.S. dollars and issued in the United States by the domestic branch of a foreign bank. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Money Market Series are not insured by the Federal Deposit Insurance Corporation or any other agency of the U.S. Government. The Money Market Series will not invest more than 10% of the value of its net assets in time deposits maturing in longer than seven days and other instruments which are illiquid or not readily marketable. The Money Market Series may also invest in certificates of deposit and time deposits issued by foreign banks outside the United States.

     The Money Market Series may also invest in bankers' acceptances and other short-term obligations. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations which have either fixed, floating or variable interest rates.

     To the extent the Money Market Series' investments are concentrated in the banking industry, the Money Market Series will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on investments in the Money Market Series could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of the concentration of loan portfolios in leveraged transactions and in particular businesses, and competition within the banking industry, as well as with other types of financial institutions. The Money Market Series, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of high quality.

     U.S. GOVERNMENT AND AGENCY SECURITIES. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Associa-tion pass-through certificates are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. The Money Market Series will invest in such securities only when the Advisers are satisfied that the credit risk with respect to the issuer is minimal. The Money Market Series itself, and its share price and yield, are not guaranteed by the U.S. Government. For additional information on U.S. Government securities, see "Diversified Investors Portfolios" in the Statement of Additional Information.

     COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by the Money Market Series will consist only of U.S. dollar-denominated direct obligations issued by domestic and foreign entities. The other corporate obligations in which the Money Market Series may invest consist of high quality, U.S. dollar-denominated short-term bonds and notes issued by domestic corporations.

     The Money Market Series may invest in commercial paper issued by major corporations in reliance on the exemption from registration afforded by
     Section 3(a)(3) of the 1933 Act. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited.

     UNSECURED PROMISSORY NOTES. The Money Market Series also may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the Money Market Series' investment objective. The Notes purchased by the Money Market Series will have remaining maturities of 13 months or less and will be deemed by the Board of Trustees, or by the Advisers on its behalf, to present minimal credit risks and will meet the quality criteria set forth above. The Money Market Series will invest no more than 10% of its net assets in such Notes and in other securities that are not readily marketable (which securities would include floating and variable rate demand obligations as to which the Money Market Series cannot exercise the demand feature described in the Statement of Additional information and as to which there is no secondary market).

     RESTRICTED SECURITIES. The Money Market Series may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be illiquid and, thus, the Money Market Series may not purchase them to the extent that more than 10% of the value of its net assets would be invested in illiquid securities. However, if a substantial market of qualified institutional buyers develops pursuant to Rule 144A under the 1933 Act for such securities held by the Money Market Series, the Money Market Series intends to treat such securities as liquid securities in accordance with procedures approved by the Board of Trustees. To the extent that for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, the Money Market Series' investing in such securities may have the effect of increasing the level of illiquidity in the Money Market Series during such period.

     REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. Repurchase agreements involve the acquisition by the Money Market Series of an underlying debt instrument subject to an obligation of the seller to repurchase, and the Money Market Series to resell, the instrument at a fixed price, usually not more than one week after its purchase. The Money Market Series or a sub-custodian will have custody of securities acquired by the Money Market Series under a repurchase agreement.

     Repurchase agreements may be entered into for the Series with sellers which are usually member banks of the Federal Reserve System or member firms of New York Stock Exchange (or a subsidiary thereof). Such transactions afford an opportunity for the Series to earn a return on available cash with minimal market risk. Certain costs may be incurred by the Money Market Series in connection with the sale of the securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, realization on the securities by the Money Market Series may be delayed or limited. The Money Market Series will consider on an ongoing basis the creditworthiness of the institutions with which it enters into repurchase agreements. Repurchase agreements are considered collateralized loans under the 1940 Act.

     The Money Market Series may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage. One means of borrowing is by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time the Money Market Series enters into a reverse repurchase agreement it will place in a segregated custodial account cash, U.S. Government securities or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Money Market Series may decline below the repurchase price of those securities. Reverse repurchase agreements are considered to be borrowings by the Money Market Series.

     FOREIGN SECURITIES. The Money Market Series may invest in U.S. dollar-denominated foreign securities issued outside the United States, such as obligations of foreign branches and subsidiaries of domestic banks and foreign banks, including Eurodollar certificates of deposit, Eurodollar time deposits and Canadian time deposits, commercial paper of Canadian and other foreign issuers, and U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their agencies or instrumentalities. The Advisers do not intend to concentrate more than 25% of such foreign investments in any one type of instrument or in any foreign country. Foreign securities may represent a greater degree of risk than do securities of domestic issuers due to less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions (including possible withholding taxes), changes in governmental administration or economic or monetary policy (in the United States or abroad), war or expropriation. For a complete description of foreign securities the Money Market Series may purchase, see "Investment Policies" in the Statement of Additional Information.

     CERTAIN OTHER OBLIGATIONS. In order to allow for investments in new instruments that may be created in the future, upon AUSA supplementing this Prospectus, the Money Market Series may invest in obligations other than those listed previously, provided such investments are consistent with the investment objective, policies and restrictions of the Money Market Series.

     The Statement of Additional Information includes a discussion of additional investment techniques such as zero coupon obligations, variable rate and floating rate securities, participation interests, guaranteed investment contracts and when-issued and forward commitment securities. The Statement of Additional Information also includes a discussion of non-fundamental investment policies, as well as a listing of specific investment restrictions which constitute fundamental policies of the Money Market Series which cannot be changed without the approval of the holders of a "majority of the outstanding voting securities" (as defined in the 1940
     Act) of the Money Market Series. See "Diversified Investors
     Portfolios -- Investment Restrictions" in the Statement of Additional Information.

     INTERMEDIATE GOVERNMENT BOND SERIES. The investment objective of the Intermediate Government Bond Series is to provide as high a level of current income as is consistent with the preservation of capital. The yield of the Intermediate Government Bond Series normally is expected to be higher than a money market fund but lower than a longer-term or lower quality bond fund. The Intermediate

Government Bond Series pursues its investment objective by investing in high quality U.S. Government obligations and high quality short-term obligations (including repurchase agreements and reverse repurchase agreements).

     The Advisers attempt to maintain the Intermediate Government Bond Series' "duration" between one and five years, which means that the Intermediate Government Bond Series' overall sensitivity to interest rates should be similar to that of bonds and notes with remaining average maturities from one to five years. The Intermediate Government Bond Series' dollar-weighted average maturity (or dollar-weighted average life in the case of mortgage-backed securities) may be longer than five years from time to time, but will not exceed ten years under normal conditions. The Intermediate Government Bond Series may hold individual securities with remaining maturities of up to thirty years.

     Since the value of fixed-income securities generally fluctuates inversely with changes in interest rates, the duration of the Intermediate Government Bond Series will vary to reflect the Advisers' assessments of prospective changes in interest rates. The Advisers' strategy will be to adjust the duration of the Intermediate Government Bond Series so that the Intermediate Government Bond Series may benefit from relative price appreciation when interest rates decline and may protect capital value when interest rates rise. The success of this strategy will depend on the Advisers' ability to manage the Intermediate Government Bond Series through changes in interest rates, and there is a risk that the value of the securities held by the Intermediate Government Bond Series will decline.

     The following is a discussion of the various investments of and techniques employed by the Intermediate Government Bond Series. Additional information about the investment policies of the Intermediate Government Bond Series appears under "Diversified Investors Portfolios" in the Statement of Additional Information.

     U.S. GOVERNMENT AND AGENCY SECURITIES. The Intermediate Government Bond Series may invest in U.S. Government securities. See "U.S. Government and Agency Securities" above under Money Market Series.

     The Intermediate Government Bond Series may invest a portion of its assets in short-term U.S. Government securities with remaining maturities of one year or less and repurchase agreements relating thereto. When the Advisers believe market conditions warrant a temporary defensive position, the Series may invest up to 100% of its assets in these instruments.

     SHORT-TERM INSTRUMENTS. Cash, commercial paper, short-term obligations, repurchase agreements or other forms of debt securities may be held to provide a reserve for future purchases of securities during periods of unusual market conditions or in order to reduce volatility, or as a temporary defensive measure when the Advisers determine securities markets to be overvalued. The Intermediate Government Bond Series limits its short-term investments to those U.S. dollar-denominated instruments which are determined by or on behalf of the Board of Trustees to present minimal credit risks and which are of "high quality" as determined by a major rating service or, in the case of instruments which are not rated, are of comparable quality pursuant to procedures established by the Board of Trustees. Investments in high quality short-term instruments may, in many circumstances, result in a lower yield than would be available from investments in instruments with a lower quality or longer term.

     REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. Repurchase agreements and reverse repurchase agreements may be entered into the Intermediate Government Bond Series. See "Repurchase Agreements and Reverse Repurchase Agreements" under Money Market Series. The Intermediate Government Bond Series may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage.

     RESTRICTED SECURITIES. The Intermediate Government Bond Series may not invest more than 15% of its net assets in securities that are subject to legal or contractual restrictions on resale unless a dealer or institutional trading market in such securities exists, in which case such restricted securities would be considered exempt from such 15% limit. Under the supervision of the Board of

     Trustees, the Advisers determine the liquidity of restricted securities and, through reports from the Advisers, the Board of Trustees will monitor trading activity in restricted securities. Because Rule 144A is relatively new, it is not possible to predict how these markets will develop. If institutional trading in restricted securities were to decline, the liquidity of the Intermediate Government Bond Series could be adversely affected. See "Restricted Securities" above under Money Market Series.

     OPTIONS AND FUTURES CONTRACTS. The Intermediate Government Bond Series may buy and sell options and futures contracts to manage its exposure to changing interest rates and securities prices. Some options and futures strategies, including selling futures, buying puts, and writing calls, hedge the Intermediate Government Bond Series' investments against price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. The Intermediate Government Bond Series may invest in options (including over-the-counter options) and futures contracts based on any type of security or index related to its investments.

     Options and futures can be volatile investments, and involve certain risks. If the Advisers apply a hedge at an inappropriate time or judge interest rates incorrectly, options and futures strategies may lower the Intermediate Government Bond Series' return. The costs of hedging are not reflected in the Intermediate Government Bond Series' yield but are reflected in the Intermediate Government Bond Series' total return. The Intermediate Government Bond Series could also experience losses if its options and futures positions were poorly correlated with its other investments, or if it could not close out its positions because of an illiquid secondary market.

     The Intermediate Government Bond Series currently does not intend to engage in the writing of options, except for the purpose of terminating an existing position or under the limited circumstances described under "Diversified Investors Portfolios" in the Statement of Additional Information. Nevertheless, the Intermediate Government Bond Series has the authority to write options and may do so in the future if the Advisers determine that such transactions are in the best interests of the Intermediate Government Bond Series.

     DELAYED DELIVERY TRANSACTIONS. In order to help ensure the availability of suitable securities for the Intermediate Government Bond Series, the Advisers may purchase securities for the Intermediate Government Bond Series on a "when-issued" or on a "forward delivery" basis, which means that the obligations would be delivered to the Intermediate Government Bond Series at a future date beyond customary settlement time. Under normal circumstances, the Intermediate Government Bond Series would take delivery of such securities. In general, the Series would not pay for the securities until they are received, and would not start earning interest on the obligations until the contractual settlement date. While awaiting delivery of the obligations purchased on such basis, the Series would establish a segregated account consisting of cash, cash equivalents or high grade liquid debt securities equal to the amount of its commitments to purchase "when-issued" securities. An increase in the percentage of the Series' assets committed to the purchase of securities on a "when-issued" basis may increase the volatility of its net asset value.

     OTHER INVESTMENTS AND INVESTMENT TECHNIQUES. The Intermediate Government Bond Series may, in each case up to 5% of the Series' assets, also utilize the following investments and investment techniques and practices: investments in foreign securities, options on futures contracts, foreign currency exchange transactions and options on foreign currencies. The Intermediate Government Bond Series does not intend to utilize any of these investment practices to the extent of more than 5% of its assets. See "Diversified Investors Portfolios" in the Statement of Additional Information for further information.

     GOVERNMENT/CORPORATE BOND SERIES. The investment objective of the Government/Corporate Bond Series is to achieve the maximum total return. The Government/Corporate Bond Series' yield normally is expected to be higher than a money market fund but lower than a longer-term or lower quality bond fund. The Government/Corporate Bond Series pursues its investment objective by investing in investment grade debt securities, U.S. Government obligations, including U.S. Government agency and instrumentality obligations, collateralized mortgage obligations guaranteed by these agencies and instrumentalities and high quality short-term obligations (including repurchase agreements and reverse repurchase agreements). At least 65% of the Government Corporate Bond Series' assets is invested in U.S. Government securities, corporate bonds and short-term instruments.

     The Advisers attempt to maintain the Government/Corporate Bond Series' "duration" between three and ten years, which means that the Government Corporate Bond Series' overall sensitivity to interest rates should be slightly more than that of bonds and notes with remaining average maturities from three to fifteen years. The Government/Corporate Bond Series' dollar-weighted average maturity (or dollar-weighted average life in the case of mortgage-backed securities) may be longer than fifteen years from time to time, but will not exceed thirty years under normal conditions. The Government/ Corporate Bond Series may hold individual securities with remaining maturities of up to thirty years.

     Since the value of fixed income securities generally fluctuates inversely with changes in interest rates, the duration of the Government/Corporate Bond Series will vary to reflect the Advisers' assessments of prospective changes in interest rates. The Advisers' strategy will be to adjust the duration of the Government/Corporate Bond Series so that the Government/Corporate Bond Series may benefit from relative price appreciation when interest rates decline and may protect capital value when interest rates rise. The success of this strategy will depend on the Advisers' ability to manage the Government/Corporate Bond Series through changes in interest rates, and there is a risk that the value of the securities held by the Government/Corporate Bond Series will decline.

     The following is a discussion of the various investments of and techniques employed by the Government/Corporate Bond Series. Additional information about the investment policies of the Government/Corporate Bond Series appears under "Diversified Investors Portfolios" in the Statement of Additional Information.

     U.S. GOVERNMENT AND AGENCY SECURITIES. The Government/Corporate Bond Series may invest in U.S. Government securities. See "U.S. Government and Agency Securities" above under Money Market Series.

     The Government/Corporate Bond Series may invest a portion of its assets in short-term U.S. Government securities with remaining maturities of one year or less and repurchase agreements relating thereto. When the Advisers believe market conditions warrant a temporary defensive position, the Government/Corporate Bond Series may invest up to 100% of its assets in these instruments.

     CORPORATE BONDS. The Government/Corporate Bond Series may purchase debt securities of United States corporations only if they carry a rating of at least Baa from Moody's or BBB from S&P or which, if not rated by these rating agencies, are judged by the Advisers to be of comparable quality. Securities rated Baa by Moody's or BBB by S&P may have speculative characteristics. Changes in economic condition or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher grade securities. See the Appendix to the Statement of Additional Information for an explanation of these ratings.

     FOREIGN SECURITIES. The Government/Corporate Bond Series may invest in securities of foreign issuers. The Government/Corporate Bond Series' investments in unlisted foreign securities are subject to the overall restrictions applicable to investments in illiquid securities. The Advisers do not intend to concentrate more than 25% of such foreign investments in any one type of instrument or in any foreign country. Foreign securities may represent a greater degree of risk than do securities of domestic issuers due to possible exchange rate fluctuations, possible exchange controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions (including possible withholding taxes), changes in governmental administration or economic or monetary policy (in the United States or abroad), war or expropriation. Forward foreign currency exchange contracts may also be entered into for the purchase or sale of foreign currency solely for hedging purposes against adverse rate changes. A currency exchange contract allows a definite price in dollars to be fixed for foreign securities that have been purchased or sold (but not settled) for the Government/Corporate Bond Series. Entering into such exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risks of incurring losses if rates do not move in the direction anticipated.

     SHORT-TERM INSTRUMENTS. Cash, commercial paper, short-term obligations, repurchase agreements, bank certificates of deposit or other forms of debt securities may be held to provide a reserve for future purchases of securities, during periods of unusual market conditions or in order to reduce volatility, or as a temporary defensive measure when the Advisers determine securities markets to be overvalued. See "Short Term Instruments" above under Intermediate Government Bond Series.

     REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. The Government/Corporate Bond Series may enter into repurchase agreements and reverse repurchase agreements. See "Repurchase Agreements and Reverse Repurchase Agreements" above under Money Market Series. The
     Government/Corporate Bond Series may borrow funds for temporary or emergency purposes, such as meeting larger then anticipated redemption requests, and not for leverage.

     RESTRICTED SECURITIES. The Government/Corporate Bond Series may not invest more than 15% of its net assets in securities that are subject to legal or contractual restrictions on resale. See "Restricted Securities" above under Intermediate Government Bond Series.

     OPTIONS AND FUTURES CONTRACTS. The Government/Corporate Bond Series may buy and sell options and futures contracts to manage its exposure to changing interest rates and securities prices. See "Options and Futures Contracts" above under Intermediate Government Bond Series.

     The Series currently does not intend to engage in the writing of options, except for the purpose of terminating an existing position or under the limited circumstances described in the Statement of Additional Information. Nevertheless, the Series has the authority to write options and may do so in the future if the Advisers determine that such transactions are in the best interests of the Series.

     DELAYED DELIVERY TRANSACTIONS. In order to help ensure the availability of suitable securities for the Government/Corporate Bond Series, the Advisers may purchase securities for the Government/Corporate Bond Series on a "when-issued" or on a "forward delivery" basis which means that the Securities would be delivered to the Government/Corporate Bond Series at a future date beyond customary settlement times. See "Delayed Delivery Transactions" above under Intermediate Government Bond Series.

     OTHER INVESTMENTS AND INVESTMENT TECHNIQUES. The Government/Corporate Bond Series may, in each case up to 5% of the Series' assets, also utilize the following investments and investment techniques and practices: options on futures contracts and options on foreign currencies. The Government/Corporate Bond Series does not intend to utilize any of these investments or techniques to the extent of more than 5% of its assets. See the Statement of Additional Information for further information.

     BALANCED SERIES. The investment objective of the Balanced Series is to provide a high total investment return consistent with a broad mix of stocks, bonds and money market instruments. The Balanced Series pursues its investment objective by investing in a managed mix of common stocks (and/or equivalents including American Depository Receipts), preferred stocks, debt securities of U.S. domiciled corporations, U.S. government securities, commercial paper of U.S. corporations, and bank obligations. The Advisers will determine the proportions of each type of investment to achieve an asset mix they believe appropriate for an investor who desires diversification of investment. The Balanced Series will vary the proportion of each type of asset purchased according to the Advisers' interpretations of changes in economic conditions and the sensitivity of each type of investment to those changes. The Advisers seek to shift emphasis among stocks, bonds and short-term instruments to maximize participation in positive markets and preservation of capital in negative markets and otherwise in response to market conditions.

     The Balanced Series' policy is to invest its assets in a broad list of equity and fixed-income securities, such as common stocks, preferred stocks and bonds, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Some fixed-income securities may also have a right to purchase common stock by means of a conversion privilege or attached warrants. The Balanced Series may vary the percentage of assets invested in any one type of security in accordance with the Advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. However, at least 25% of the total assets of the Balanced Series are always invested in fixed-income senior securities including debt securities and preferred stock. In selecting common stocks, emphasis is placed on investing in established companies with market capitalizations, $100,000,000 or more and seasoned management teams. Most of the Balanced Series' non-convertible long-term debt investments consist of "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P), although unrated debt securities may be purchased and held if they are judged by the Advisers to be of equivalent quality. Securities rated Baa by Moody's or BBB by S&P may have speculative characteristics. Changes in economic conditions or other circumstances may weaken more severely the capacity of issuers of Baa or BBB securities to make principal and interest payments than in the case for issuers of higher grade bonds. Less than 5% of the Balanced Series investments consist of securities rated Baa by Moody's or BBB by S&P. For a description of these ratings, see the Appendix to the Statement of Additional Information.

     The Balanced Series may invest a portion of its assets in short-term U.S. Government securities with remaining maturities of one year or less and repurchase agreements relating thereto. When the Advisers believe market conditions warrant a temporary defensive position, the Balanced Series may invest up to 100% of its assets in these instruments or other money market instruments.

     EQUITY INCOME SERIES. The investment objective of the Equity Income Series is to provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yields; capital appreciation is a secondary objective. The Equity Income Series seeks to achieve its investment objective by investing primarily in a diversified portfolio of stocks of companies which, in the opinion of the Advisers, are fundamentally sound financially and which pay relatively high dividends on a consistent basis. The Advisers attempt to manage the Equity Income Series so that it will out perform other equity income funds in negative markets. As a result of this objective, the Equity Income Series may underperform relative to other equity income funds in positive markets. The Equity Income Series invests primarily in common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, in stocks that are traded over-the-counter. The Equity Income Series also invests in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. The Equity Income Series allocates its investments among different industries and companies, and changes its portfolio securities for investment considerations and not for trading purposes.

     The Equity Income Series' policy is to invest in a broad list of equity and fixed-income securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Some fixed-income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The Equity Income Series may vary the percentage of assets invested in any one type of security in accordance with the Advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying security values. It is contemplated that most of the Equity Income Series' non-convertible long-term debt investments will consist of

"investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P). However, the Equity Income Series may also invest not more than 25% of its assets in fixed income securities which either are rated in lower than "investment grade" categories by either Moody's or S&P or are unrated when, in the opinion of the Advisers, such an investment presents a greater opportunity to achieve the Equity Income Series' investment objectives with comparable risk to an investment in "investment grade" securities. Securities rated Baa by Moody's or BBB by S&P may have speculative risk characteristics.

     NON-INVESTMENT GRADE OBLIGATIONS. Non-investment grade obligations (those that are rated Ba or lower by Moody's or BB or lower by S&P or comparable unrated obligations), commonly referred to as "junk bonds", are speculative in nature. Risks associated with junk bonds are (a) the relative youth and growth of the market for such securities, (b) the sensitivity of such securities to interest rate and economic changes, (c) the lower degree of protection of principal and interest payments, (d) the relatively low trading market liquidity for the securities, (e) the impact that legislation may have on the high yield bond market (and, in turn, on the Equity Income Series' net asset value and investment practices), and (f) the creditworthiness of the issuers of such securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. An economic downturn could also disrupt the market for junk bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. If the issuer of a debt obligation held by the Equity Income Series defaulted, the Equity Income Series could incur additional expenses to seek recovery. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of junk bonds held by the Equity Income Series , especially in a thinly traded market. For a description of ratings of debt obligations which may be purchased by the Series, see the Appendix to the Statement of Additional Information.

     GROWTH & INCOME SERIES. The investment objective of the Growth & Income Series is to provide current income and capital appreciation. The Growth & Income Series seeks to achieve its investment objective by investing primarily in a diversified portfolio of securities selected for their potential to generate current income or long term capital appreciation. In general, the objective of the Growth & Income Series is to achieve greater potential for capital appreciation than an income fund and less price volatility than a growth fund. The Growth & Income Series invests primarily in common stocks and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, in stocks that are traded over-the-counter. The Growth & Income Series also invests in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. The Growth & Income Series allocates its investments among different industries and companies, and changes its portfolio securities for investment considerations and not for trading purposes. In general, the Growth & Income Series seeks to invest in growing, financially stable and undervalued companies.

     The Growth & Income Series' policy is to invest in a broad list of equity and fixed income securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Some fixed income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The Growth & Income Series may vary the percentage of assets invested in any one type of security in accordance with the Advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. It is contemplated that most of the Growth & Income Series' non-convertible long-term debt investments will consist of "investment grade" categories by either Moody's or S&P or are unrated when, in the opinion of the Advisers, such an investment presents a greater opportunity to achieve the Growth & Income Series' investment objectives with comparable risk to an investment in "investment grade" securities. Such lower rated or unrated fixed income securities have speculative risk characteristics. See "Non-Investment Grade Obligations" above under Equity Income Series.

     EQUITY GROWTH SERIES. The investment objective of the Equity Growth Series is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above average growth in earnings and dividends; current income is a secondary objective. The Equity Growth Series seeks to achieve its investment objective by investing primarily in a diversified portfolio of common stocks, but may also invest in other types of securities such as preferred stocks, convertible and non-convertible bonds, warrants and foreign securities including American Depository Receipts. Under normal circumstances, at least 65% of the assets of the Equity Growth Series are invested in equity securities. This is a fundamental investment policy and may not be changed without investor approval. The Equity Growth Series invests primarily in stocks of companies that have a market value of all their issued and outstanding common stock of $10 to $15 billion and preferred stocks listed on the New York Stock Exchange and on other national securities exchanges and, to a lesser extent, in stocks that are traded over-the-counter. The Equity Growth Series also invests in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. The Equity Growth Series allocates its investments among different industries and companies, and changes its portfolio securities for investment considerations and not for trading purposes.

     The Equity Growth Series' policy is to invest in a broad list of equity and fixed-income securities, including short-term obligations. The list may be diversified not only by companies and industries, but also by type of security. Some fixed-income securities may also have a call on common stock by means of a conversion privilege or attached warrants. The Equity Growth Series may vary the percentage of assets invested in any one type of security in accordance with the Adviser's interpretation of economic and market conditions, fiscal and monetary policy, and underlying security values. It is contemplated that most of the Equity Growth Series' non-convertible long-term debt investments will consist of "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P). However, the Equity Growth Series may also invest not more than 25% of its assets in fixed income securities which either are rated in lower than "investment grade" categories by either Moody's or S&P or are unrated when, in the opinion of the Adviser, such an investment presents a greater opportunity to achieve the Equity Growth Series' investment objective with comparable risk to an investment in "investment grade" securities. Such lower rated or unrated fixed income securities have speculative risk characteristics. See "Non-Investment Grade Obligations" above under Equity Income Series.

     SPECIAL EQUITY SERIES. The investment objective of the Special Equity Series is to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies. The Special Equity Series is designed for investors in search of substantial long-term growth who can accept above-average stock market risk and little or no current income. The Special Equity Series seeks to achieve its investment objective by investing primarily in a diversified portfolio of stocks of small to medium size companies which, in the opinion of the Advisers, will present an opportunity for significant increases in earnings and/or value, without consideration for current income. The Special Equity Series' primary equity investments will be common stocks of small and medium sized U.S. companies with market capitalizations of less than $2 billion. Multiple managers are used to control the volatility often associated with investments in small to medium size companies and to maximize opportunities in positive markets. The Special Equity Series may also invest in bonds and short-term obligations as well as securities convertible into common stocks, preferred stocks, debt securities and short-term obligations. The Special Equity Series allocates its investments among different industries and companies, and changes its portfolio securities for investment considerations and not for trading purposes.

     While the Special Equity Series' policy is to invest its assets primarily in common stocks with potential for above average growth in earnings, appreciation may be sought in other types of securities such as preferred stocks, convertible and non-convertible bonds, warrants and foreign securities including American Depository Receipts. The Special Equity Series may vary the percentage of assets invested in any one type of security in accordance with the Advisers' interpretation of economic and market conditions, fiscal and monetary policy, and underlying securities values. In selecting stocks, emphasis is placed on investing in companies with small to medium market capitalizations, i.e., the market value of all issued and outstanding common stock of the company will be less than $2 billion. Investing in equity securities of small to medium companies involves risks not typically associated with investment in comparable securities of large companies. Such smaller and medium companies may have narrow product lines and limited financial and managerial resources. Since the market for the equity securities of small and medium companies is often characterized by less information and liquidity than that for the equity securities of large companies, securities of such small and medium companies may be subject to more abrupt or erratic market movements than securities of large companies or market averages in general. Therefore, an investment in the Special Equity Series may be subject to greater declines in value than an investment in an equity fund investing in the equity securities of large companies. It is contemplated that most of the Special Equity Series' non-convertible long-term debt investments will consist of "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P). However, the Special Equity Series may also invest not more than 25% of its assets in fixed income securities which either are rated in lower than "investment grade" categories by either Moody's or S&P or are unrated when, in the opinion of the Advisers, such an investment presents a greater opportunity to achieve the Special Equity Series' investment objective with comparable risk to an investment in "investment grade" securities. Such lower rated or unrated fixed income securities have speculative risk characteristics. See "Non-Investment Grade Obligations" above under Equity Income Series.

                     INVESTMENT TECHNIQUES AND RESTRICTIONS

INVESTMENT TECHNIQUES FOR THE BALANCED SERIES, EQUITY INCOME SERIES, GROWTH & INCOME SERIES, EQUITY GROWTH SERIES AND SPECIAL EQUITY SERIES.

     FOREIGN SECURITIES. Each Series' current policy is not to invest more than 25% of its assets in securities of foreign issuers, including investments in sponsored American Depository Receipts ("ADRs"). ADRs are receipts typically issued by an American bank or trust company evidencing ownership of the underlying foreign securities. The Advisers do not intend to concentrate more than 25% of such foreign investments in any one type of instrument or in any foreign country. Each Series' investments in unlisted foreign securities, not including ADRs, are subject to the overall restrictions applicable to investments in illiquid securities. Foreign securities, including ADRs, may represent a greater degree of risk than do securities of domestic issuers due to possible exchange rate fluctuations, possible exchange controls, less publicly available information, more volatile markets, less securities regulation, less favorable tax provisions (including possible withholding taxes), changes in governmental administration or economic or monetary policy (in the United States or abroad), war or expropriation. Each Series may invest up to 5% of its assets in closed-end investment companies which primarily hold foreign securities. Forward foreign currency exchange contracts may also be entered into for the purchase or sale of foreign currency solely for hedging purposes against adverse rate changes. A currency exchange contract allows a definite price in dollars to be fixed for foreign securities that have been purchased or sold (but not settled) for each Series. Entering into such exchange contracts may result in the loss of all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. In addition, entering into such contracts means incurring certain transaction costs and bearing the risk of incurring losses if rates do not move in the direction anticipated.

     OPTIONS AND FUTURES CONTRACTS. Each Series may enter into transactions in futures contracts, options on futures contracts, options on securities indexes and options on securities, for the purpose of hedging each Series' securities, which would have the effect of reducing the volatility of its net asset value. In general, each such transaction involves the establishment of a position which is expected to move in a direction opposite to that of the security or securities being hedged.

     For example, each Series may sell futures contracts, or purchase put options on futures contracts, securities indexes or securities for the purpose of protecting against an anticipated decline in the value of securities held by that Series. In the event that such decline occurs, and the hedging transaction is successful, the reduced value of portfolio securities will be offset, in whole or in part, by a corresponding gain on the futures or option position. Conversely, when the Series is not fully invested in the securities market, and it expects a significant market advance, it may purchase futures contracts or call options on futures contracts, securities indexes or securities in order to gain rapid market exposure that may in part or entirely offset increases in the cost of securities that that Series intends to purchase.

     The Statement of Additional Information includes further information about the transactions in futures and option contracts that may be entered into by each Series.

     Gain or loss to each Series on transactions in securities index futures or options will depend on price movements in the stock market generally (or in a particular industry or segment of the market), rather than price movements of individual securities. A securities index assigns relative values to the securities included in the index and the index fluctuates with changes in the market values of the securities so included. Some securities index futures or options are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures or options on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Options on indexes and options on securities are traded on securities exchanges regulated by the SEC. Futures contracts and options on futures contracts are traded only on designated contract markets regulated by the Commodity Futures Trading Commission and through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. Transactions on such exchanges are cleared through a clearing corporation, which guarantees performance between the clearing members which are parties to each contract.

     Each Series currently does not intend to engage in the writing of options, except for the purpose of terminating an existing position or under the limited circumstances described in the Statement of Additional Information. Nevertheless, each Series has the authority to write options and may do so in the future if the Advisers determine that such transactions are in the best interests of the Series.

     SHORT-TERM INSTRUMENTS. Each of the Balanced Series, Equity Income Series, Growth & Income Series, Equity Growth Series and Special Equity Series may invest in cash, commercial paper, short-term obligations, repurchase agreements or other forms of debt securities. See "Short-Term Instruments" above under Intermediate Government Bond Series.

     REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS. Each of the Balanced Series, Equity Income Series, Growth & Income Series, Equity Growth Series and Special Equity Series may enter into repurchase agreements and reverse repurchase agreements and may borrow funds for temporary or emergency purposes, such as meeting larger then anticipated redemption requests, and not for leverage. See "Repurchase Agreements and Reverse Repurchase Agreements" above under Money Market Series.

     RESTRICTED SECURITIES. Each of the Balanced Series, Equity Income Series, Growth & Income Series, Equity Growth Series and Special Equity Series may not invest more than 15% of its net assets in securities that are subject to legal or contractual restrictions on resale. See "Restricted Securities" above under Intermediate Government Bond Series.

     DELAYED DELIVERY TRANSACTIONS. In order to help insure the availability of suitable securities for each of the Balanced Series, Equity Income Series, Growth & Income Series, Equity Growth Series and Special Equity Series, the Advisers may purchase securities for each such Series on a "when-issued" or on a "forward delivery" basis. See "Delayed Delivery Transactions" above under Intermediate Government Bond Series.

     Changes to the securities of each Series are generally made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor to trading when such trading is deemed appropriate. Each Series engages in trading if it believes a transaction net of costs (including custodian charges) will help it achieve its investment objective. The portfolio turnover rate for the common stock portion of the Balanced Series and for each Series as a whole is expected to be less than 100% annually. The amount of brokerage commissions and realized capital gains will tend to increase as the level of portfolio activity increases. The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. See "Portfolio Transactions and Brokerage Commissions" in the Statement of Additional Information.

INVESTMENT RESTRICTIONS FOR ALL SERIES OF DIVERSIFIED INVESTORS PORTFOLIO.

     As "diversified" funds, no more than 5% of the assets of any series of Diversified Investors Portfolios may be invested in the securities of one issuer (other than U.S. Government securities), except that up to 25% of each series' assets may be invested without regard to this limitation. No series of Diversified Investors Portfolios will invest more than 25% of its assets in the securities of issuers in any one industry. These are fundamental investment policies which may not be changed without investor approval. As a non-fundamental operating policy, no more than 15% (10% in the case of the Money Market Series) of the net assets of any series may be invested in (i) securities the resale of which is restricted under federal securities laws and (ii) illiquid or not readily marketable securities (including repurchase agreements maturing in more than seven days). Additional fundamental and operating policies of Diversified Investors Portfolios are contained in the Statement of Additional Information.

     LENDING OF PORTFOLIO SECURITIES. The Series have the authority to lend portfolio securities to brokers, dealers and other financial organizations. By lending its securities, a Series can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. A Series will adhere to the following conditions whenever its securities are loaned: (i) the Series must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the loaned securities including accrued interest exceeds the level of the collateral; (iii) the Series must be able to terminate the loan at any time;
(iv) the Series must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Series may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower. However, if a material event adversely affecting the loaned securities were to occur, the Series would terminate the loan and regain the right to vote the securities.

                 MANAGEMENT OF DIVERSIFIED INVESTORS PORTFOLIOS

     The Board of Trustees of Diversified Investors Portfolios provides broad supervision over the affairs of Diversified Investors Portfolios. For further information about the Board of Trustees, see "Diversified Investors Portfolios" in the Statement of Additional Information. A majority of the Board of Trustees are not affiliated with the Advisers.

     INVESTMENT ADVISORY SERVICES. Diversified Investment Advisors, Inc. ("Diversified") manages the assets of each series of Diversified Investors Portfolios pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with Diversified Investors Portfolios with respect to each series and in accordance with the investment policies described herein and in the Statement of

Additional Information. Subject to such further policies as the Board of Trustees may determine, Diversified provides general investment advice to each series. For its services under the Advisory Agreements, Diversified receives from each series fees accrued daily and paid monthly at an annual rate equal to the percentages specified in the table below of the corresponding series' average daily net assets. Diversified is currently waiving a portion of its investment advisory fee. Investment management decisions are taken by a committee of Diversified's personnel and not by a particular individual.

     Diversified is an indirect, wholly-owned subsidiary of AEGON USA, Inc. ("AEGON") which is a financial services holding company whose primary emphasis is life and health insurance and annuity and investment products. AEGON is an indirect, wholly-owned subsidiary of AEGON N.V., a Netherlands corporation which is a publicly traded international insurance group. Diversified was incorporated in 1992 for the purpose of acting as investment adviser to Diversified Investors Portfolios. Accordingly, Diversified Investors Portfolios is the first family of investment companies for which Diversified serves as investment adviser. It is Diversified's responsibility to select, subject to the review and approval of the Diversified Investors Portfolios' Board of Trustees, appropriate subadvisers with distinguished backgrounds and to review such subadviser's continued performance.

     For each series, Diversified has entered into an Investment Subadvisory Agreement (each a "Subadvisory Agreement") with the subadvisers listed in the table below (each a "Subadviser," and collectively the "Subadvisers"). For its services under each Subadvisory Agreement, the Subadvisers receive a fee from Diversified at an annual rate equal to the percentages specified in the table below of the corresponding series' average daily net assets. Each fee will be accrued monthly by multiplying the arithmetic average of the beginning and ending monthly net assets in the series by the fee schedule and dividing by 12. Each fee will be paid on a quarterly basis.

                                                                              COMPENSATION RATES(%)
       DIVERSIFIED INVESTORS                      PORTFOLIO                 -------------------------
          PORTFOLIO SERIES                       SUBADVISERS                ADVISER(1)     SUBADVISERS
------------------------------------  ----------------------------------    ----------     ----------
Money Market Series                   Capital Management Group                 0.25           0.05
Intermediate Government Bond Series   Capital Management Group                 0.35           0.15
Government/Corporate Bond Series      Capital Management Group                 0.35           0.15
Balanced Series                       Institutional Capital Corporation        0.45             (2)
Equity Income Series                  Asset Management Group                   0.45           0.25
Growth & Income Series                Munder Capital Management                0.60             (3)
Equity Growth Series                  Jundt Associates, Inc.                   0.70           0.63
Special Equity Series                 (4)                                      0.80           0.50

---------------
(1) The Adviser is currently waiving a portion of its fee. See
    "Synopsis -- Table of Fees" on page 6 for a discussion of the fee waivers currently in effect.

(2) 0.55% on the first $25,000,000 in assets, 0.45% on the next $25,000,000 in assets, and 0.35% on all assets in excess of $50,000,000.

(3) 0.50% on the first $50,000,000 in assets, 0.30% on the next $25,000,000 in assets and 0.25% on assets in excess of $75,000,000.

(4) Diversified Investors Special Equity Series has four Subadvisers: Pilgrim Baxter & Associates, Ltd.; Ark Asset Management Co., Inc.; Liberty Investment Management, Inc.; and Westport Asset Management, Inc.

     It is the responsibility of a Subadviser to make the day-to-day investment decisions of the series and to place the purchase and sales orders for securities transactions of such series, subject in all cases to the general supervision of Diversified. Each Subadviser makes the investment selections for its respective series consistent with the guidelines and directions set by Diversified and the Board of Trustees of Diversified Investors Portfolios. Each Subadviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the corresponding series' investments and effecting securities transactions for a series.

     Diversified has entered into separate Subadvisory Agreements with respect to each of the Money Market Series, Intermediate Government Bond Series and Government/Corporate Bond Series with Capital Management Group, a division of 1740 Advisers, Inc., a wholly-owned subsidiary of MONY. The address of Capital Management Group is 1740 Broadway, New York, New York 10019. Total assets under management by Capital Management Group at December 31, 1994 were approximately $565 million, all of which were assets of registered investment companies. Investment management decisions of Capital Management Group are made by committee and not by managers individually.

     Diversified has entered into a Subadvisory Agreement with respect to the Equity Income Series with Asset Management Group, a division of 1740 Advisers, Inc. a wholly-owned subsidiary of MONY. The address of Asset Management Group is 1740 Broadway, New York, New York 10019. Total assets under management by Asset Management Group at December 31, 1994 were approximately $730 million, $635 million of which were assets of registered investment companies. Investment management decisions of Asset Management Group are made by committee and not by managers individually.

     Diversified has entered into a Subadvisory Agreement with respect to the Balanced Series with Institutional Capital Corporation ("Institutional Capital"). Institutional Capital was formed in January 1970 and is owned by certain of its employees. Total assets under management for all balanced clients at December 31, 1994 were approximately $448 million, all of which were assets of registered investment companies. The principal business address of Institutional Capital is 303 West Madison Street, Chicago, IL 60606. Investment management decisions of Institutional Capital are made by committee and not by managers individually.

     Diversified has entered into a Subadvisory Agreement with respect to the Growth & Income Series with Munder Capital Management ("Munder"). Munder was formed in December 1994 as the successor to the investment management businesses of Munder Capital Management, Inc. and the investment management subsidiaries of Comerica Incorporated and is owned by certain of its employees and investors. Total assets under management for growth and income clients at December 31, 1994 were approximately $4.7 billion, $244 million of which were assets of registered investment companies. The principal business address of Munder is 480 Pierce Street, Birmingham, Michigan 48009. Investment management decisions of Munder are made by committee and not by managers individually.

     Diversified has entered into a Subadvisory Agreement with respect to the Equity Growth Series with Jundt Associates, Inc. ("Jundt"). Jundt was formed in December 1972 and is owned by certain of its employees. Total assets under management for all core equity clients at December 31, 1994 were approximately $2.6 billion, $438 million of which were assets of registered investment companies. The principal business address of Jundt is 1550 Utica Avenue South, Suite 950, St. Louis Park, MN 55416. Investment management decisions of Jundt are made by committee and not by managers individually.

     With respect to the Special Equity Series, Diversified has entered into Subadvisory Agreements with four Subadvisers as follows:

- ARK Asset Management Co., Inc. ("ARK") was formed in July 1989 and is owned by certain employees of ARK Asset Holdings, Inc. Total assets under management for all small capitalization equity clients at December 31, 1994 were approximately $1.0 million, $200 million of which were assets of registered investment companies. The principal business address of Ark is 55 Water Street, New York, NY 10041.

- Liberty Investment Management, Inc. ("Liberty") was formed in 1994 and is owned by certain of its employees. Liberty succeeded to certain of the investment management businesses of Eagle Asset Management, Inc. Total assets under management for all small capitalization equity clients at December 31, 1994 were approximately $397 million, $99 million of which were assets of registered investment companies. The principal business address of Eagle is 880 Carillon Parkway, St. Petersburg, FL 33716.

- Pilgrim Baxter & Associates, Ltd. ("Pilgrim") was formed in 1995 and is owned by United Asset Management, Inc., a publicly-owned corporation. Pilgrim succeeded to certain of the investment management businesses, and acquired the corporate name, of Pilgrim Baxter & Associates, Ltd. in April, 1995. Total assets under management for all small capitalization equity clients at December 31, 1994 were approximately $2.42 billion, $1.1 billion of which were assets of registered investment companies. The principal business address of Pilgrim is 1255 Drummers Lanes, Wayne, PA 19087.

- Westport Asset Management, Inc. ("Westport") was formed in July 1983 and is owned by certain of its employees. Total assets under management for all equity clients at December 31, 1994 were approximately $340 million, $115 million of which were assets of registered investment companies. The principal business address of Westport is 253 Riverside Avenue, Westport, CT 06880.

     Investment management decisions by each of these Subadvisers are made by committee and not by managers individually.

     ADMINISTRATOR. Pursuant to an Administrative Services Agreement, Diversified, as Administrator, provides Diversified Investors Portfolios with general office facilities and supervises the overall administration of Diversified Investors Portfolios, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the independent contractors and agents of Diversified Investors Portfolios; the preparation and filing of all documents required for compliance by Diversified Investors Portfolios with applicable laws and regulations; providing equipment and clerical personnel necessary for maintaining the organization of Diversified Investors Portfolios; preparation of certain documents in connection with meetings of Trustees and investors of Diversified Investors Portfolios; and the maintenance of books and records of Diversified Investors Portfolios. Diversified provides persons satisfactory to the Board of Trustees of Diversified Investors Portfolios to serve as officers of Diversified Investors Portfolios. Such officers, as well as certain other employees and Trustees of Diversified Investors Portfolios, may be directors, officers or employees of Diversified or its affiliates. The Administrator receives no additional fee for its administrative services to Diversified Investors Portfolios.

     EXPENSES. The expenses of Diversified Investors Portfolios include the compensation of its Trustees who are not affiliated with the Adviser or Diversified; governmental fees; interest charges; taxes; fees and expenses of independent auditors, of legal counsel and of any transfer agent, depository, registrar or dividend disbursing agent of Diversified Investors Portfolios; insurance premiums; and expenses of calculating the net asset value of, and the net income on, beneficial interests in the series of Diversified Investors Portfolios. Expenses of Diversified Investors Portfolios also include the expenses connected with the execution, recording and settlement of securities transactions; fees and expenses of Diversified Investors Portfolios' custodian for all services to the series of Diversified Investors Portfolios, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to governmental officers and commissions; expenses of meetings of investors and Trustees of Diversified Investors Portfolios; and the advisory fees payable to Diversified under the Advisory Agreement.

     CUSTODIAN AND DIVIDEND DISBURSING AGENT. Investors Bank & Trust Company is the custodian of the securities held by Diversified Investors Portfolios and is authorized to use the facilities of the Depository Trust Company and the facilities of the book-entry system for the Federal Reserve Bank. Investors Bank & Trust Company is also dividend-disbursing agent for Diversified Investors Portfolios.

     EXCLUSIVE PLACEMENT AGENT. Diversified Investors Portfolios has retained the services of Diversified Investors Securities Corp., ("DISC") as Exclusive Placement Agent. The principal business address of DISC is 4 Manhattanville Road, Purchase, New York 10577. DISC receives no compensation as Exclusive Placement Agent.

                          OTHER INFORMATION REGARDING
                        DIVERSIFIED INVESTORS PORTFOLIOS

     PURCHASE AND REDEMPTION OF INTERESTS IN DIVERSIFIED INVESTORS
PORTFOLIOS. Beneficial interests in the series of Diversified Investors Portfolios are described in this Prospectus currently being offered by DISC to AUSA for allocation to the appropriate Diversified Subaccount to fund benefits payable under the Contracts. Investments in Diversified Investors Portfolios may only be made by investment companies, insurance company separate accounts, common or commingled trust funds or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. This Prospectus does not constitute an offer to sell, or the solicitation of an offer to buy, any beneficial interests in any of the series of Diversified Investors Portfolios.

     The net asset value of each series is determined each day during which the Advisers of that series are open for business ("Portfolio Business Day"). This determination is made once each day as of 4:00 p.m., New York time (the "Valuation Time").

     Each investor in a series of Diversified Investors Portfolios may add to or reduce its investment in such series on each Portfolio Business Day. As of the Valuation Time on each such day, the value of each investor's beneficial interest in a series will be determined by multiplying the net asset value of the series by the percentage, effective for that day, which represents that investor's share of the aggregate beneficial interests in the series. Any additions or reductions, which are to be effected as of the Valuation Time on such day, will then be effected. The investor's percentage of the aggregate beneficial interests in a series will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor's investment in the series as of the Valuation Time on such day plus or minus, as the case may be, the amount of net additions to or reductions in the investor's investment in the series effected as of the Valuation Time, and (ii) the denominator of which is the aggregate net asset value of the series as of the Valuation Time on such day, plus or minus, as the case may be, the amount of net additions to or reductions in the aggregate net asset value of the series as of the Valuation Time on such day, plus or minus as the case may be, the amount of net additions to or reductions in the aggregate investments in the series by all investors in such series. The percentage so determined will then be applied to determine the value of the investor's interest in the series as of the Valuation time on the following Portfolio Business Day.

     An investor in a series of Diversified Investors Portfolios may withdraw all or any portion of its investment at the net asset value next determined if a withdrawal request in proper form is furnished by the investor to Diversified Investors Portfolios by the designated cut-off time for each accredited investor. The proceeds of a reduction or a withdrawal will be paid by Diversified Investors Portfolios in federal funds normally on the Portfolio Business Day the withdrawal is effected, but in any event within seven days. Diversified Investors Portfolios, on behalf of each of its series, reserves the right to pay redemptions in kind. Unless requested by an investor, Diversified Investors Portfolios will not make a redemption in kind to the investor, except in situations where that investor may make redemptions in kind. Diversified Investors Portfolios, on behalf of each of its series, has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which Diversified Investors Portfolios is obligated to redeem beneficial interests in each series with respect to any one investor during any 90 day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the series at the beginning of the period. Investments in a Series may not be transferred.

     The right to redeem beneficial interests or to receive payment with respect to any redemption may be suspended only (i) for any period during which trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission or when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) for any period during which an emergency exists as defined by the Securities and Exchange Commission as a result of which disposal of a series' securities or determination of the net asset value of each series is not reasonably practicable, and (iii) for such other periods as the SEC may by order permit for the protection of investors in any series of Diversified Investors Portfolios.

     NET ASSET VALUE. Diversified Investors Portfolios values the securities of the Money Market Series based on the amortized cost method of valuation. Securities of other series of Diversified Investors Portfolios are valued based on their current market value when market quotations are available. Where market quotations are not available, assets are valued at fair value as determined in good faith under the direction of the Board of Trustees of Diversified Investors Portfolios. Debt obligations with 60 days or less remaining to maturity may be valued by the amortized cost method, which the Board of Trustees of Diversified Investors Portfolios has determined to constitute fair value for such securities. For more information on the valuation of portfolio securities, see "Diversified Investors Portfolios" in the Statement of Additional Information.

     TAXATION OF DIVERSIFIED INVESTORS PORTFOLIOS. Diversified Investors Portfolios is organized as a New York trust. None of its series is subject to any income or franchise tax in the State of New York. However, each investor in a series will be taxable on its share (as determined in accordance with the governing instruments of Diversified Investors Portfolio) of the series' ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Code, and regulations promulgated thereunder.

     Diversified Investors Portfolios, since it is taxed as a partnership, is not subject to federal income taxation. Instead, any investor in Diversified Investors Portfolios must take into account, in computing its federal income tax liability, its share of Diversified Investors Portfolios' income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from Diversified Investors Portfolios.

     Withdrawals by any investor in Diversified Investors Portfolios from its corresponding series generally will not result in recognizing any gain or loss for federal income tax purposes, except that (1) gain will be recognized to the extent that any cash distributed exceeds the basis of such investor's interest in the series prior to the distribution, (2) income or gain will be realized if the withdrawal is in liquidation of such investor's entire interest in the series and includes a disproportionate share of any unrealized receivables held by the series and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of any investor's interest in Diversified Investors Portfolios generally equals the amount of cash and the basis of any property that such investor invests in a series, increased by such investor's share of income from that series and decreased by the amount of any cash distributions and the basis of any property distributed from that series.

     DESCRIPTION OF BENEFICIAL INTERESTS, VOTING RIGHTS AND
LIABILITIES. Diversified Investors Portfolios is organized as a series trust under the laws of the State of New York. Under the Declaration of Trust, the Trustees are authorized to issue beneficial interests in one or more series (each a "Series"). Investment in each series may not be transferred, but an investor may withdraw all or any portion of its investment at any time at net asset value. Investors in a series (e.g., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that series (and of no other series). However, the risk of an investor in a series incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the series itself was unable to meet its obligations. Investments in each series have no preemptive or conversion rights and are fully paid and nonassessable, except as set forth below.

     Each investor is entitled to a vote in proportion to the amount of its investment in each series. Investors in a series will vote as a separate class, except as to voting for election of Trustees of Diversified Investors Portfolios, as otherwise required by the 1940 Act, or if determined by the Trustees of Diversified Investors Portfolios to be a matter which affects all series. As to any matter which does not affect a particular series, only investors in the one or more affected series are entitled to vote. Diversified Investors Portfolios is not required and has no current intention of holding special meetings of investors, but special meetings of investors will be held when in the judgment of the Trustees of Diversified Investors Portfolios it is necessary or desirable to submit matters for an investor vote.

Changes in fundamental policies will be submitted to investors for approval. Investors under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of investors) have the right to communicate with other investors in connection with requesting a meeting of investors for the purpose of removing one or more Trustees of Diversified Investors Portfolios. Investors also have the right to remove one or more Trustees of Diversified Investors Portfolios without a meeting by a declaration in writing by a specified number of investors. Upon liquidation of a series, investors would be entitled to share pro rata in the net assets of that series (and no other series) available for distribution to investors. See Voting Rights at page 24.

     Each series determines its net income and realized capital gains, if any, on each Portfolio Business Day (as defined below) and allocates all such income and gain pro rata among the investors in such series at the time of such determination.

     The "net income" of each series shall consist of (i) all income accrued, less the amortization of any premium, on the assets of the series, less (ii) all actual and accrued expenses of the series determined in accordance with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity and any net realized gains or losses on the assets of a series. All the net income of each series is allocated pro rata among the investors in the series (and no other series).

     Inquiries regarding Diversified Investors Portfolios may be directed to 4 Manhattanville Road, Purchase, New York 10577 (914-697-8000).

                            INDEPENDENT ACCOUNTANTS

     The financial statements of AUSA included in the Statement of Additional Information have been audited by Ernst & Young LLP, independent accountants, Des Moines, Iowa. The financial statements of Diversified Investors Variable Funds and Diversified Investors Portfolios included in the Statement of Additional Information have been audited by Coopers & Lybrand L.L.P., independent accountants, New York, New York.

                               LEGAL PROCEEDINGS

     There are no material legal proceedings to which AUSA or Diversified Investors Variable Funds is a party.

                              FINANCIAL STATEMENTS

     The financial statements for AUSA, included in the Statement of Additional Information, should be distinguished from the financial statements of Diversified Investors Variable Funds and should be considered only as bearing on the ability of AUSA to meet its obligations under the Contracts. The financial statements of AUSA should not be considered as bearing on the investment performance of the assets held in Diversified Investors Variable Funds.

                             ADDITIONAL INFORMATION

     This prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted (including financial statements relating to AUSA) pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC's principal office in Washington, D.C., upon payment of the fees prescribed by the Commission.

     For further information with respect to AUSA, the Contracts offered by this Prospectus and Diversified Investors Portfolios, including the Statement of Additional Information (which includes financial statements relating to AUSA), contact AUSA at its address or phone number set forth on the cover of this Prospectus.

     For further information with respect to the Calvert Series, Acacia Capital Corporation or Calvert Asset Management Company, Inc., including a Statement of Additional Information, contact Acacia Capital Corporation at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, or call (301) 951-4820.

     For further information with respect to the International Equity Series, including a Statement of Additional Information, contact Scudder Investor Services, Inc. at Two International Place, Boston, Massachusetts 02110.

                               TABLE OF CONTENTS
                                       OF
                      STATEMENT OF ADDITIONAL INFORMATION

                                         ITEM                                           PAGE
--------------------------------------------------------------------------------------  ----
Independent Accountants...............................................................    2
Sale of Contracts/Principal Underwriter...............................................    2
Performance Data......................................................................    2
Diversified Investors Portfolios......................................................    3
Investment Objectives, Policies and Restrictions......................................    3
Determination of Net Asset Value; Valuation of Securities.............................   21
Management of Diversified Investors Portfolios........................................   22
Independent Accountant................................................................   25
Capital Stock and Other Securities....................................................   25
Taxation..............................................................................   26
Financial Statements of AUSA..........................................................   27
Appendix..............................................................................  A-1
Index to Financial Statements.........................................................  F-1

                REQUEST FOR DIVERSIFIED INVESTORS VARIABLE FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION

     Detach and return in an envelope addressed to:

                                      AUSA
                             4 Manhattanville Road
                            Purchase, New York 10577

     Please make sure that your name and the address to which you wish AUSA to send the current Diversified Investors Variable Funds Statement of Additional Information appears below:

Name
--------------------------------------------------------------------------------

Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Employer
--------------------------------------------------------------------------------

                                    APPENDIX

                          APPLICABLE PREMIUM TAX RATES

                                                                      PREMIUM TAX RATE PERCENT
                                                                    -----------------------------
                                                                    QUALIFIED       NON-QUALIFIED
                                                                    ---------       -------------
California........................................................      .50%             2.35%
District of Columbia..............................................     2.25%             2.25%
Kentucky..........................................................     2.00%             2.00%
Maine.............................................................       --              2.00%
Nevada............................................................       --              3.50%
Pennsylvania......................................................       --              2.00%
Puerto Rico.......................................................     1.00%             1.00%
South Dakota......................................................       --              1.25%
West Virginia.....................................................     1.00%             1.00%
Wyoming...........................................................       --              1.00%

                       AUSA LIFE INSURANCE COMPANY, INC.
                4 Manhattanville Road, Purchase, New York 10577
2529-5/95                        (914) 697-8000

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 1995

                        GROUP VARIABLE ANNUITY CONTRACTS

                                   ISSUED BY

                      DIVERSIFIED INVESTORS VARIABLE FUNDS

                                      AND

                       AUSA LIFE INSURANCE COMPANY, INC.
           4 MANHATTANVILLE ROAD, PURCHASE, N.Y. 10577; (914)697-8000

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS, BUT IT RELATES TO, AND SHOULD BE READ IN CONJUNCTION WITH, THE PROSPECTUS DATED MAY 1, 1995 FOR THE GROUP VARIABLE ANNUITY CONTRACTS ISSUED BY AUSA LIFE INSURANCE COMPANY, INC. ("AUSA") WHICH INVEST IN THE DIVERSIFIED INVESTORS VARIABLE FUNDS ("THE FUNDS"). THE PROSPECTUS IS AVAILABLE, AT NO CHARGE, BY WRITING AUSA LIFE AT 4 MANHATTANVILLE RD., PURCHASE, NEW YORK 10577 OR BY CALLING (914) 697-8000.

A SEPARATE STATEMENT OF ADDITIONAL INFORMATION IS AVAILABLE WITHOUT CHARGE FOR ACACIA CAPITAL CORPORATION OF WHICH THE CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO IS A PART BY WRITING TO ACACIA CAPITAL CORPORATION AT 4550 MONTGOMERY AVENUE, SUITE 1000N, BETHESDA, MARYLAND 20814 OR BY TELEPHONING 301-951-4820 AND A SEPARATE STATEMENT OF ADDITIONAL INFORMATION IS AVAILABLE WITHOUT CHARGE FOR THE INTERNATIONAL EQUITY SERIES BY WRITING SCUDDER INVESTOR SERVICES, INC. AT TWO INTERNATIONAL PLACE, BOSTON, MASSACHUSETTS 02110-4103.

                               TABLE OF CONTENTS

ITEM                                                                   PAGE
Independent Accountants                                                  2
Sale of Contract/Principal Underwriter                                   2
Performance Data                                                         2
Diversified Investors Portfolios                                         5
  Investment Objectives, Policies and Restrictions,                      5
  Determination of Net Asset Value; Valuation of Securities             23
  Management of Diversified Investors Portfolios                        24
  Independent Accountants                                               27
  Capital Stock and Other Securities                                    27
  Taxation                                                              28
Financial Statements of AUSA                                            29
Appendix                                                               A-1
Index To Financial Statements                                          F-1

                            INDEPENDENT ACCOUNTANTS

     The financial statements of Diversified Investors Variable Funds, and Diversified Investors Portfolios appearing on the following pages has been audited by Coopers & Lybrand L.L.P., independent accountants, New York, New York. The financial statement of AUSA appearing on the following pages has been audited by Ernst & Young LLP, independent accountants, Des Moines, Iowa.

                    SALE OF CONTRACTS/PRINCIPAL UNDERWRITER

     Diversified Investors Securities Corp. ("DISC") is the principal underwriter and distributor of the Contracts which will be sold by registered representatives who are also licensed insurance agents of AUSA. The Contracts may also be sold through other broker-dealers authorized by DISC and applicable law and who may be insurance agents licensed by an insurance company other than AUSA. DISC is registered with the Securities and Exchange Commission as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

     DISC will not receive underwriting commissions. Registration as a broker-dealer does not mean that the SEC has passed upon the financial standing, fitness or conduct of any broker or dealer, or upon the merits of any security offering or upon any other matter relating to the business of any broker or dealer.


                                PERFORMANCE DATA

MONEY MARKET SUBACCOUNT

     For the seven day period ended December 31, 1994, the yield for the Money Market Subaccount was 5.01% and the effective yield was 5.13%.

     The yield is calculated by dividing the result of subtracting the value of one Unit at the end of the seven day period ("Seventh Day Value") from the value of one Unit at the beginning of the seven day period (""First Day Value") by the First Day Value (the resulting quotient being the "Base Period Return") and multiplying the Base Period Return by 365 divided by 7 to obtain the annualized yield.

     The effective yield is calculated by compounding the Base Period Return calculated in accordance with the preceding paragraph, adding 1 to Base Period Return, raising that sum to a power equal to 365 divided by 7 and subtracting 1 from the result.

     As the Money Market Subaccount invests only in the Money Market Series (the "Money Market Series") of Diversified Investors Portfolios, the First Day Value reflects the net asset value of the interest in the Money Market Series held in the Money Market Subaccount. The Seventh Day Value reflects increases or decreases in the net asset value of the interest in the Money Market Series held in the Money Market Subaccount due to the declaration of dividends, net investment income and the daily charges and deductions from the Subaccount for mortality and expense risk. Net investment income reflects earnings on investments less expenses of the Money Market Series including the investment management fee.

     AVERAGE ANNUAL TOTAL RETURNS: The annualized total return for the Subaccounts is shown for the periods indicated in the table below.

                                                                             FOR THE
                                                                             PERIOD
                                  FOR THE    FOR THE   FOR THE    FOR THE     SINCE
                                 12 MONTHS   3 YEARS   5 YEARS   10 YEARS   INCEPTION
                                   ENDED      ENDED     ENDED      ENDED     THROUGH
                                  DEC. 31,   DEC. 31,  DEC. 31,   DEC. 31,   DEC. 31,
                                    1994       1994     1994       1994        1994
                                    ----       ----     ----       ----        ----
Subaccount:
Money Market(1)                      3.4%     2.9%       4.3%      5.7%        7.9%
Intermediate Government Bond(1)     -2.2%     3.6%        -         -          6.3%
Government/Corporate Bond(1)        -3.8%     4.6%       7.2%      8.8%        8.3%
Balanced(1)                         -1.2%      -          -         -          5.8%
Equity Income(1)                    -0.8%     7.4%       6.9%     12.3%       12.1%
Growth & Income(1)                  -3.8%     4.5%       6.8%       -         10.3%
Equity Growth(1)                     4.2%      -          -         -          5.9%
Special Equity(1)                   -0.2%     6.7%       8.6%       -         12.3%
Calvert(2)                          -4.2%     3.2%       6.0%       -          7.6%
International Equity(2)             -2.4%     7.9%       4.5%       -          7.4%

(1) On January 3, 1994, each of the corresponding Pooled Separate Accounts of MONY set forth below contributed all of its assets to the corresponding Series of Diversified Investors Portfolios in which a corresponding Subaccount invests its assets:

                                                 MONY POOLED
SERIES                                           SEPARATE ACCOUNT
------                                           ----------------
Money Market                                  Pooled Account No.  4
Intermediate Government Bond                  Pooled Account No. 10d
Government/Corporate Bond                     Pooled Account No.  5
Balanced                                      Pooled Account No. 14
Equity Income                                 Pooled Account No.  6
Equity Growth                                 Pooled Account No.  1
Growth & Income                               Pooled Account No. 10a
Special Equity                                Pooled Account No. 10b

                Total returns calculated for any period for the Money Market, Intermediate Government Bond, Government/Corporate Bond, Balanced, Equity Income, Growth & Income, Equity Growth and Special Equity Subaccounts reflect the performance of the corresponding Pooled Separate Account for any period prior to January 3, 1994 and the performance of the corresponding series of Diversified Investors Portfolios thereafter. Such total returns calculated for each of the Subaccounts reflect the performance of the corresponding Pooled Separate Account only from the date that such corresponding Pooled Separate Account utilized the services of the same investment adviser as is presently providing such advice to the corresponding series of Diversified Investors Portfolios invested in by the Subaccount. Such commencement dates are November 1978 for the Money Market Subaccount, July 1990 for the Intermediate Government Bond Subaccount, January 1978 for the Government/Corporate Bond Subaccount, December 1992 for the Balanced Subaccount, January 1978 for the Equity Income Subaccount, January 1986 for the Growth & Income Subaccount, February 1993 for the Equity Growth Subaccount and January 1986 for the Special Equity Subaccount. All total return percentages reflect the historical rates of return for such period adjusted to assume that all charges, expenses and fees of the applicable Subaccount and the corresponding series of Diversified Investors Portfolios which are presently in effect were deducted during such period.

(2) The annualized total returns for the Calvert Series Subaccount and the International Equity Series Subaccount reflect the annualized total returns of the Calvert Series and the International Equity Series respectively. The commencement date of the Calvert Series is September 30, 1986 and the commencement date of the International Equity Series is May 1, 1987.

The table above assumes that a $1,000 payment was made to each Subaccount at the beginning of the period shown, that no further payments were made, that any distribution from the corresponding series (or its predecessor investment vehicle) were reinvested, and that a Contractholder surrendered the Contract for cash, rather than electing commencement of annuity benefits in the form of one of the Settlement Options available, at the end of the period shown. The annualized total return percentages shown in the table reflect the annualized historical rates of return and deductions for all charges, expenses, and fees which would be imposed on the payment assumed by both the corresponding series and Diversified Investors Variable Funds.

                        DIVERSIFIED INVESTORS PORTFOLIOS

     Eight series of Diversified Investors Portfolios are presently available for investment under the Contracts through corresponding Subaccounts of Diversified Investors Variable Funds. This section of the Statement of Additional Information describes each such series, including Diversified Investors Money Market Portfolio (the "Money Market Series"), Diversified Investors Intermediate Government Bond Portfolio (the "Intermediate Government Bond Series"), Diversified Investors Government/Corporate Bond Portfolio (the "Government/Corporate Bond Series"), Diversified Investors Balanced Portfolio (the "Balanced Series"), Diversified Investors Equity Income Portfolio (the "Equity Income Series") Diversified Investors Growth and Income Portfolio (the "Growth and Income Series"), Diversified Investors Equity Growth Portfolio (the "Equity Growth Series") and Diversified Investors Special Equity Portfolio (the "Special Equity Series"). The series of Diversified Investors Portfolios available under the Contracts may be collectively referred to herein as the "Series".

           INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

                             INVESTMENT OBJECTIVES

     The investment objective of each Series is described in the Prospectus of Diversified Investors Variable Funds. There can, of course, be no assurance that a Series will achieve its investment objective.

                              INVESTMENT POLICIES

     The following discussion supplements the information regarding the investment objective of each Series and the policies to be employed to achieve this objective as set forth in the Prospectus of Diversified Investors Variable Funds.

BANK OBLIGATIONS

     Domestic commercial banks organized under Federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks are subject to Federal examination and to a substantial body of Federal law and regulation. As a result of Federal or state laws and regulations, domestic banks, among other things, generally are required to maintain specified levels of reserves, are limited in the amounts which they can loan to a single borrower, and are subject to other regulations designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

     Obligations of foreign branches and subsidiaries of domestic banks and domestic and foreign branches of foreign banks, such as Certificates of Deposit ("CDs") and time deposits ("TDs"), may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. These foreign branches and subsidiaries are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial record keeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank or about a foreign bank than about a domestic bank.

     Obligations of United States branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by Federal or


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
state regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state.

     In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

     In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks, by foreign subsidiaries of domestic banks, by foreign branches of foreign banks or by domestic branches of foreign banks, the Advisers carefully evaluate such investments on a case-by-case basis.

U.S. GOVERNMENT AND AGENCY SECURITIES

     Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which differ only in their interest rates, maturities and times of issuance. Treasury Bills have initial maturities of one year or less; Treasury Notes have initial maturities of one to ten years; and Treasury Bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by the Federal National Mortgage Association, by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Student Loan Marketing Association, only by the credit of the agency or instrumentality. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A Portfolio will invest in such securities only when the Advisers are satisfied that the credit risk with respect to the issuer is minimal.

COMMERCIAL PAPER

     Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

     Each Series may invest in commercial paper issued by major corporations in reliance on the exemption from registration afforded by Section 3(a)(3) of the Securities Act of 1933, as amended (the "1933 Act"). Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers, and individual investor participation in the commercial paper market is very limited.


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VARIABLE RATE AND FLOATING RATE SECURITIES

     Each Series may purchase floating and variable rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Variable rate demand notes include master demand notes which are obligations that permit a Series to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Series, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations. The interest rate on a floating rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate demand obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, a Series' right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Series may invest in obligations which are not so rated only if the Advisers determine that at the time of investment the obligations are of comparable quality to the other obligations in which the Series may invest. The Advisers, on behalf of a Series, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand obligations held by the Series. A Series will not invest more than 15% (10% in the case of the Money Market Series) of the value of its net assets in floating or variable rate demand obligations as to which it cannot exercise the demand feature on not more than seven days' notice if there is no secondary market available for these obligations, and in other securities that are not readily marketable. See "Investment Restrictions" below.

PARTICIPATION INTERESTS

     A Series may purchase from financial institutions participation interests in securities in which such Series may invest. A participation interest gives a Series an undivided interest in the security in the proportion that the Series' participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest, with remaining maturities of 13 months or less. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the Series, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Advisers must have determined that the instrument is of comparable quality to those instruments in which a Series may invest. For certain participation interests, a Series will have the right to demand payment, on not more than seven days' notice, for all or any part of the Series' participation interest in the security, plus accrued interest. As to these instruments, a Series intends to exercise its right to demand payment only upon a default under the terms of the security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. A Series will not invest more than 15% (10% in the case of the Money Market Series) of its net assets in participation interests that do not have this demand feature, and in other securities that are not readily marketable. See "Investment Restrictions" below.

ILLIQUID SECURITIES

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the 1933 Act, securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have


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
not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.


     In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

     The SEC has recently adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act of resales of certain securities to qualified institutional buyers. The Advisers anticipate that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

     The Advisers will monitor the liquidity of Rule 144A securities for each Series under the supervision of the Diversified Investors Portfolio's Board of Trustees. In reaching liquidity decisions, the Advisers will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security, (2) the number of dealers and other potential purchasers wishing to purchase or sell the security, (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer) .

UNSECURED PROMISSORY NOTES

     A Series also may purchase unsecured promissory notes ("Notes") which are not readily marketable and have not been registered under the 1933 Act, provided such investments are consistent with the Series' investment objective. The Notes purchased by a Series will have remaining maturities of 13 months or less and will be deemed by the Board of Trustees of Diversified Investors Portfolios to present minimal credit risks and will meet the quality criteria set forth above under "Investment Policies." A Series will invest no more than 15% (10% in the case of the Money Market Series) of its net assets in such Notes and in other securities that are not readily marketable (which securities would include floating and variable rate demand obligations as to which the Series cannot exercise the demand feature described above and as to which there is no secondary market). See "Investment Restrictions" below.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS

     Repurchase agreements are agreements by which a person purchases a security and simultaneously commits to resell that security to the seller (which is usually a member bank of the Federal Reserve System or a member firm of the New York Stock Exchange (or a subsidiary thereof)) at an agreed-upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed-upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed- upon price, which obligation is in effect secured by the value of the underlying security, usually U.S.


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
Government or Government agency issues. Under the Investment Company Act of 1940, as amended (the "1940 Act"), repurchase agreements may be considered to be loans by the buyer. A Series' risk is limited to the ability of the seller to pay the agreed upon amount on the delivery date. If the seller defaults, the underlying security constitutes collateral for the seller's obligation to pay although a Series may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. All repurchase agreements entered into by a Series are fully collateralized, with such collateral being marked to market daily.

     A Series may borrow funds for temporary or emergency purposes, such as meeting larger than anticipated redemption requests, and not for leverage, and by agreeing to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price (a "reverse repurchase agreement"). At the time a Series enters into a reverse repurchase agreement it will place in a segregated custodial account cash, U.S. Government securities or high-grade debt obligations having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Series may decline below the repurchase price of those securities. Reverse repurchase agreements are considered to be borrowings by a Series.

FOREIGN SECURITIES - ALL SERIES

     Each Series may invest its assets in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, brokerage or other taxation, limitation on the removal of funds or other assets of a Series, political or financial instability or diplomatic and other developments which would affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the U.S.

     It is anticipated that in most cases the best available market for foreign securities would be on exchanges or in over-the-counter markets located outside the U.S. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. Foreign security trading practices, including those involving securities settlement where a Series' assets may be released prior to receipt of payment, may expose a Series to increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer. In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of foreign securities exchanges, brokers and listed companies than in the U.S.

FOREIGN SECURITIES - MONEY MARKET SERIES

     The Money Market Series may invest in foreign securities, including only U.S. dollar-denominated obligations of foreign branches and subsidiaries of domestic banks and foreign banks, such as Eurodollar certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, and Yankee Cds, which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar time deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a are issued by branches of major Canadian banks; high quality, U.S. dollar-denominated short-term bonds and notes (including variable amount master demand notes) issued by foreign corporations, including Canadian


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
commercial paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and Europaper, which is U.S. dollar-denominated commercial paper of a foreign issuer; and U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Adviser to be of comparable quality to the other obligations in which the Money Market Series may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

FOREIGN SECURITIES - SERIES OTHER THAN MONEY MARKET SERIES

     Each Series' policy is not to invest more than 25% of its assets in securities of foreign issuers; not more than 5% of a Series' assets may be invested in closed-end investment companies which primarily hold foreign securities. Investments m such companies may entail the risk that the market value of such investments may be substantially less than their net asset value and that there would be duplication of investment management and other fees and expenses. Securities of foreign issuers include investments in sponsored American Depository Receipts ("ADRs"). ADRS are depository receipts for securities of foreign issuers and provide an alternative method for a Series to make foreign investments. These securities will not be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are designed for use in U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.

     Each Series may invest in foreign securities that impose restrictions on transfer within the United States or to United States persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     Because some Series may buy and sell securities denominated in currencies other than the U.S. dollar and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, such Series from time to time may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. Such Series either enter into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or use forward contracts to purchase or sell foreign currencies.

     A forward foreign currency exchange contract is an obligation by a Series to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward foreign currency exchange contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward foreign currency exchange contract generally has no deposit requirement and is traded at a net price without commission. A Series maintains with its custodian a segregated account of high grade liquid assets in an amount at least equal to its obligations under each forward foreign currency exchange contract. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Series' securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

     The Series may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be


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
incorporated into the Advisers' long-term investment decisions, the Series will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Advisers believe that it is important to have the flexibility to enter into foreign currency hedging transactions when they determine that the transactions would be in a Series' best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

     While these contracts are not presently regulated by the Commodity Futures Trading Commission ("CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event a Series' ability to utilize forward contracts in the manner set forth herein and in the Prospectus may be restricted. Forward contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Series than if it had not entered into such contracts. The use of foreign currency forward contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Series' foreign currency denominated portfolio securities and the use of such techniques will subject a Series to certain risks.

     The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Series may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit a Series' ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Series' use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Series' cross-hedges and the movements in the exchange rates of the foreign currencies in which a Series' assets that are the subject of such cross-hedges are denominated.

GUARANTEED INVESTMENT CONTRACTS

     Each Series may invest in guaranteed investment contracts ("GICs") issued by insurance companies. Pursuant to such contracts, a Series makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the fund guaranteed interest. The GICs provide that this guaranteed interest will not be less than a certain minimum rate. The insurance company may assess periodic charges against a GIC for expenses and service costs allocable to it, and the charges will be deducted from the value of the deposit fund. Because a Series may not receive the principal amount of a GIC from the insurance company on seven days' notice or less, the GIC is considered an illiquid investment and, together with other instruments in a Series which are not readily marketable, will not exceed 15% (10% in the case of the Money Market Series) of the Series' net assets. The term of a GIC will be thirteen months or less. In determining average weighted portfolio maturity, a GIC will be deemed to have a maturity equal to the longer of the period of time remaining until the next readjustment of the guaranteed interest rate or the period of time remaining until the principal amount can be recovered from the issuer through demand.

WHEN-ISSUED SECURITIES

     Each Series may purchase securities on a "when-issued" or on a "forward delivery" basis. It is expected that, under normal circumstances, a Series would take delivery of such securities. When a Series commits to purchase a security on a "when-issued" or on a "forward delivery" basis, the Series establishes procedures consistent with the relevant policies of the Securities and Exchange Commission. Since those policies currently


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
recommend that an amount of a Series' assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Series expects always to have cash, cash equivalents, or high quality debt securities sufficient to cover any commitments or to limit any potential risk. However, although a Series does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of Securities and Exchange Commission policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Series may have to sell assets which have been set aside in order to meet redemptions. Also, if a Series determines it is advisable as a matter of investment strategy to sell the "when-issued" or "forward delivery" securities, the Series would be required to meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the "when-issued" or "forward delivery" securities themselves (which may have a value greater or less than the Series' payment obligation).


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
ZERO COUPON OBLIGATIONS

     Each Series may acquire zero coupon obligations when consistent with its investment objective and policies. Such obligations have greater price volatility than coupon obligations and will not result in payment of interest until maturity. Since dividend income is accrued throughout the term of the zero coupon obligation but is not actually received until maturity, a Series may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS - SERIES OTHER THAN MONEY MARKET SERIES

     GENERAL. The successful use of such instruments draws upon the Advisers' skill and experience with respect to such instruments and usually depends on the Advisers' ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, a Series may not achieve the anticipated benefits of futures contracts or options on futures contracts or may realize losses and thus will be in a worse position than if such strategies had not been used. In addition, the correlation between movements in the price of futures contracts or options on futures contracts and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

     FUTURES CONTRACTS. A Series may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government securities, foreign government securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. A Series may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. A Series may also enter into futures contracts which are based on bonds issued by entities other than the U.S. Government.

     At the same time a futures contract is purchased or sold, the Series must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Series would provide or receive cash that reflects any decline or increase in the contract's value.

     At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

     Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, a Series will incur brokerage fees when it purchases or sells futures contracts.

     The purpose of the acquisition or sale of a futures contract, in the case of a Series which holds or intends to acquire fixed-income securities, is to attempt to protect the Series from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies. For example, if interest rates were expected to increase, a Series might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Series. If interest rates did increase, the value of the debt securities in a Series would decline, but the value of the futures contracts to the Series would increase at approximately the same rate, thereby keeping the net asset value of the Series from declining as much as it otherwise would have. The Series could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows a Series to maintain a defensive position without having to sell its portfolio securities.

     Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Series could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Series could then buy debt securities on the cash market. To the extent a Series enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Series' obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Series with respect to such futures contracts.

     The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Advisers may still not result in a successful transaction.

     In addition, futures contracts entail risks. Although the Advisers believe that use of such contracts will benefit the Series, if the Advisers' investment judgment about the general direction of interest rates is incorrect, a Series' overall performance would be poorer than if it had not entered into any such contract. For example, if a Series has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held by it and interest rates decrease instead, the Series will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Series has insufficient cash, it may have to sell debt securities to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. A Series may have to sell securities at a time when it may be disadvantageous to do so.

     OPTIONS ON FUTURES CONTRACTS. The Series intend to purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when a Series is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, a Series will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Series' portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Series will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Series intends to purchase. If a put or call option the Series has written is exercised, the Series will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Series' losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Series may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

     The amount of risk a Series assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     The Board of Trustees of Diversified Investors Portfolios has adopted the requirement that futures contracts and options on futures contracts be used either (i) as a hedge without regard to any quantitative limitation, or (ii) for other purposes to the extent that immediately thereafter the aggregate amount of margin deposits on all (non-hedge) futures contracts of the Series and premiums paid on outstanding (non-hedge) options on futures contracts owned by the Series does not exceed 5% of the market value of the total assets of a Series. In addition, the aggregate market value of the outstanding futures contracts purchased by a Series may not exceed 50% of the market value of the total assets of the Series. Neither of these restrictions will be changed by the Board of Trustees of Diversified Investors Portfolios without considering the policies and concerns of the various applicable federal and state regulatory agencies.

     OPTIONS ON FOREIGN CURRENCIES. A Series may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Series may purchase put options on the foreign currency. If the value of the currency does decline, the Series will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Series may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Series deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Series could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

     A Series may write options on foreign currencies for the same types of hedging purposes. For example, where a Series anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

     Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Series could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Series to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction: If this does not occur, the option may be exercised and the Series would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Series also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

     The Series intend to write covered call options on foreign currencies. A call option written on a foreign currency by a Series is "covered" if the Series owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Series has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Series in cash, U.S. Government securities and other high quality liquid debt securities in a segregated account with its custodian.

     The Series also intend to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Series owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, a Series collateralizes the option by maintaining in a segregated account with its custodian, cash or U.S. Government securities or other high quality liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

     ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS, FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES. Unlike transactions entered into by a Series in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

     Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the

Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Series to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

     The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

     As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. A Series' ability to terminate over-the-counter options will be more limited than with exchange-traded options. It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, each Series will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities. With respect to options written with primary dealers in U.S. Government Securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

     In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Series' ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

OPTIONS ON SECURITIES - SERIES OTHER THAN MONEY MARKET SERIES

     The Series may write (sell) covered call and put options to a limited extent on its portfolio securities ("covered options") in an attempt to increase income. However, a Series may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Series.

     When a Series writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Series will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which a Series has no control, the Series must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Series forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

     When a Series writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Series at the specified exercise price at any time during the option period. If the option expires unexercised, the Series will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which a Series has no control, the Series must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, a Series, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price. A Series will only write put options involving securities for which a determination is made at the time the option is written that the Series wishes to acquire the securities at the exercise price.

     A Series may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where a Series cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

     When a Series writes an option, an amount equal to the net premium received by the Series is included in the liability section of the Series' Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Series enters into a closing purchase transaction, the Series will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Series will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written. Securities against which call options are written will be segregated on the books of the custodian for the Series.

     A Series may purchase call and put options on any securities in which it may invest. A Series would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Series, in exchange for the premium paid, to purchase a security at a specified price during the option period. A Series would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

     A Series would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle a Series, in exchange for the premium paid, to sell a security, which may or may not be held in the Series' portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Series' portfolio securities. Put options also may be purchased by a Series for the purpose of affirmatively benefiting from a decline in the price of securities which the Series does not own. A Series would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

     The Series have adopted certain other nonfundamental policies concerning option transactions which are discussed below. A Series' activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

     The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

     The Series may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. Government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, the Series will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Advisers will monitor the creditworthiness of dealers with whom a Series enters into such options transactions under the general supervision of the Trustees of Diversified Investors Portfolios.

OPTIONS ON SECURITIES INDICES - SERIES OTHER THAN MONEY MARKET SERIES

     In addition to options on securities, the Series may also purchase and write (sell) call and put options on securities indices. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities."

     Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur, although the Series generally will only purchase or write such an option if the Advisers believe the option can be closed out.

     Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Series will not purchase such options unless the Advisers believe the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

     Price movements in the Series may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the Advisers may be forced to liquidate portfolio securities to meet settlement obligations.

SHORT SALES "AGAINST THE BOX" - SERIES OTHER THAN MONEY MARKET SERIES

     In a short sale, a Series sells a borrowed security and has a corresponding obligation to the lender to return the identical security. A Series may engage in short sales only if at the time of the short sale it owns or has the right to obtain, at no additional cost, an equal amount of the security being sold short. This investment technique is known as a short sale "against the box".

     In a short sale, the seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. If a Series engages in a short sale, the collateral for the short position will be maintained by its custodian or qualified sub-custodian. While the short sale is open, a Series maintains in a segregated account an amount of securities equal in kind and amount to the securities sold short or securities convertible into or exchangeable for such equivalent securities. These securities constitute the Series' long position.

     The Series will not engage in short sales against the box for investment purposes. A Series may, however, make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security (or a security convertible or exchangeable for such security), or when a Series wants to sell the security at an attractive current price, but also wishes to defer recognition of gain or loss for federal income tax purposes or for purposes of satisfying certain tests applicable to regulated investment companies under the Code. In such case, any future losses in a Series' long position should be reduced by a gain in the short position. Conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced depends upon the amount of the security sold short relative to the amount a Series owns. There are certain additional transaction costs associated with short sales against the box, but the Series endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

     As a non-fundamental operating policy, the Advisers do not expect that more than 40% of a Series' total assets would be involved in short sales against the box. The Advisers do not currently intend to engage in such sales.

CERTAIN OTHER OBLIGATIONS

     In order to allow for investments in new instruments that may be created in the future, a Series may, upon supplementing this Statement of Additional Information, invest in obligations other than those listed previously, provided such investments are consistent with a Series' investment objective, policies and restrictions.

RATING SERVICES

     The ratings of rating services represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, the Advisers also make their own evaluations of these securities, subject to review by the Board of Trustees of Diversified Investors Portfolios. After purchase by a Series, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Series. Neither event would require a Series to dispose of the obligation, but the Advisers will consider such an event in their determination of whether a Series should continue to hold the obligation. A description of the ratings used herein and in the Prospectus is set forth in the Appendix to this Statement of Additional Information.

     Except as stated otherwise, all investment policies and restrictions described herein are non-fundamental, and may be changed without prior shareholder approval.

                            INVESTMENT RESTRICTIONS

     The following investment restrictions are "fundamental policies" of each Series and may not be changed without the approval of a "majority of the outstanding voting securities" of the Series. "Majority of the outstanding voting securities" under the 1940 Act and as used in this Statement of Additional Information and the Prospectus, means, with respect to a Series, the lesser of (i) 67% or more of the total beneficial interests of the Series present at a meeting if the holders of more than 50% of the total beneficial interests of the Series are present or represented by proxy or (ii) more than 50% of the total beneficial interests of the Series. If a percentage or a rating restriction on investment or utilization of assets is adhered to at the time an investment is made or assets are so utilized, a later change in such percentage resulting from changes in a Series' total assets or the value of a Series' securities, or a later change in the rating of a portfolio security, will not be considered a violation of the relevant policy.

     As a matter of fundamental policy, no Series may:

     (1) borrow money or mortgage or hypothecate assets of the Series, except that in an amount not to exceed 1/3 of the current value of the Series' assets (including such borrowing) less liabilities (not including such borrowing), it may borrow money and enter into reverse repurchase agreements, and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings or reverse repurchase agreements, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

     (2) underwrite securities issued by other persons except insofar as Diversified Investors Portfolios or a Series may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

     (3) make loans to other persons except (a) through the lending of portfolio securities and provided that any such loans not exceed 30% of the Series' total assets (taken at market value), (b) through the use of repurchase agreements or the purchase of short-term obligations or (c) by purchasing debt securities of types distributed publicly or privately;

     (4) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts), except in the ordinary course of business a Series may hold and sell portfolio real estate acquired as a result of a Series' ownership of securities;

     (5) concentrate its investments in any particular industry (excluding U.S. Government Securities), but if it is deemed appropriate for the achievement of the Series' investment objective(s), up to 25% of its total assets may be invested in any one industry (except that the Money Market Series reserves the right to concentrate 25% or more of its assets in obligations of domestic branches of domestic banks);

     (6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; or

     (7) enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are not readily marketable (which securities would include participation interests and floating and variable rate demand obligations as to which no secondary market exists and the Series cannot exercise a demand feature on not more than seven days' notice), if, in the aggregate, more than 15% (10% in the case of the Money Market Series) of its net assets would be so invested. A Series may not invest in time deposits maturing in more than seven days.

     State and Federal Restrictions. In order to comply with certain state and federal statutes and policies each Series will not as a matter of operating policy:

   (i) borrow money for any purpose in excess of 10% of the Series' total assets (taken at cost), except that the Series may borrow for temporary or emergency purposes up to 1/3 of its assets;

   (ii) pledge, mortgage or hypothecate for any purpose in excess of 10% of the Series' net assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, reverse repurchase agreements, when-issued securities and other similar investment techniques are not considered a pledge of assets for purposes of this restriction;

   (iii) purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

   (iv)   invest for the purpose of exercising control or management;

   (v) purchase securities issued by any other investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for a Series if such purchase at the time thereof would cause (a) more than 10% of the Series' total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more that 5% of the Series' total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Series; and provided further that a Series may not purchase any security from any open-end investment company;

   (vi) purchase securities of any issuer if such purchase at the time thereof would cause the Series to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

   (vii) purchase or retain in a Series' portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of Diversified Investors Portfolios or is an officer or partner of the Adviser or Subadviser, if after the purchase of the securities of such issuer for a Series one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

   (viii) invest more than 5% of a Series' net assets in warrants (valued at the lower of cost or market), but not more than 2% of a Series' net assets may be invested in warrants not listed on the New York Stock Exchange or the American Stock Exchange; or

   (ix) make short sales of securities or maintain a short position (excluding short sales if the Series owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of equivalent kind and amount) if such short sales represent more than 25% of the Series' net assets (taken at market value); provided, however, that the value of the Series' short sales of securities (excluding U.S. Government Securities) of any one issuer may not be greater than 2% of the value (taken at market value) of the Series' net assets or more than 2% of the securities of any class of any issuer.

     Policies (i) through (ix) may be changed by the Board of Trustees of Diversified Investors Portfolios.

                PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

     Portfolio changes are made without regard to the length of time a security has been held, or whether a sale would result in the recognition of a profit or loss. Therefore, the rate of portfolio turnover is not a limiting factor when changes are appropriate. Portfolio trading is engaged in for a Series if the Advisers believe that a transaction net of costs (including custodian charges) will help achieve the Series' investment objectives.

     A Series' purchases and sales of securities may be principal transactions, that is, securities may be purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases and, therefore, the Series do not anticipate paying brokerage commissions in such transactions. Any transactions for which a Series pays a brokerage commission will be effected at the best price and execution available. Purchases from underwriters of securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and the asked price.

     Allocations of transactions, including their frequency, to various dealers is determined by the Subadvisers in their best judgement and in a manner deemed to be in the best interest of the investors in a Series rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

     Investment decisions for a Series will be made independently from those for any other account or investment company that is or may in the future become managed by the Advisers or their affiliates. If, however, a Series and other investment companies or accounts managed by the Subadvisers are contemporaneously engaged in the purchase or sale of the same security, the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by a Series or the size of the position obtainable for the Series. In addition, when purchases or sales of the same security for a Series and for other investment companies managed by the Subadvisers occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales. Furthermore, in certain circumstances affiliates of the Subadvisers whose investment portfolios are managed internally, rather than by the Subadvisers, might seek to purchase or sell the same type of investments at the same time as a Series. Such an event might also adversely affect that Series.

DETERMINATION OF NET ASSET VALUE; VALUATION OF SECURITIES

     Beneficial interests in each Series of Diversified Investors Portfolios are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act.

     Portfolio securities are valued on the basis of market quotations when they are readily available. Each Series values mortgage-backed and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Trustees of Diversified Investors Portfolios, on the basis of valuations provided either by dealers or a pricing service. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.

     Interest rate futures contracts held by a Series are valued on the basis of closing market quotations, which are normally available daily. When market quotations are not readily available, the fair value of these contracts will be determined in good faith utilizing procedures approved by the Board of Trustees of Diversified Investors Portfolios.

     A determination of value used in calculating net asset value must be a fair value determination made in good faith utilizing procedures approved by Diversified Investors Portfolios Board of Trustees. While no single standard for deterring fair value exists, as a general rule, the current fair value of a security would appear to be the amount which a Series could expect to receive upon its current sale. Some, but not necessarily all, of the general factors which may be considered in determining fair value include: (i) the fundamental analytical data relating to the investment; (ii) the nature and duration of restrictions on disposition of the securities; and (iii) an evaluation of the forces which influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors which may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the securities, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.


MANAGEMENT OF DIVERSIFIED INVESTORS PORTFOLIOS

     The Trustees and officers of Diversified Investors Portfolios and their principal occupations during the past five years are set forth below. Their titles may have varied during that period. Asterisks indicate those Trustees who are "interested persons" (as defined in the 1940 Act) of Diversified Investors Portfolios. Unless otherwise indicated, the address of each Trustee and officer of Diversified Investors Portfolios is 4 Manhattanville Road, Purchase, New York 10577.

           TRUSTEES AND OFFICERS OF DIVERSIFIED INVESTORS PORTFOLIOS

                                    TRUSTEES

  Tom A. Schlossberg*     President, Diversified, 10/92 to present; Executive Vice President and Head of
                          Pension Operations, Mutual Life Insurance Company of New York, 1/89 to 12/93.

  Donald E. Flynn*        Vice President, AEGON USA, Inc., 1988 to present; Executive Vice President,
                          AEGON USA Investment Management, Inc., 1988 to present; Vice President,
                          AEGON USA Managed Portfolios, Inc., 1988 to present.

  Neal M. Jewell          Consultant, January 1995; former Executive Vice President, American
                          International Group Asset Management (since November 1991); Director of
                          Oversees Pensions, American International Group Asset Management (December
                          1990 to October 1991); Executive Vice President Pensions, Mutual of New York
                          (prior to June 1989).  His address is 355 Thornridge Drive, Stamford,
                          Connecticut 06903.

  Eugene M. Mannella      Vice President, Investment Management Services, Inc. (since August 1993);
                          Senior Vice President, Lehman Brothers Inc. (May 1986 to August 1993). His
                          address is Two Orchard Neck Road, Center Moriches, New York 11934.

  Patricia L. Sawyer      Executive Vice President and Director, Robert L. Smith & Co. (since July 1990);
                          Vice President, American Express (September 1988 to July 1990). Her address is 256 East 10th Street, New York, New York 10014.

                                    OFFICERS

     Mr. Schlossberg is President, Chief Executive Officer and Chairman of the Board of Diversified Investors Portfolios.

  Robert F. Colby         Secretary; Vice President and Chief Corporate Counsel, Mutual Life Insurance
                          Company of New York, 1/88 to 12/93; Vice President and General Counsel,
                          Diversified, 11/93 to present.

  Alfred C. Sylvain       Treasurer and Assistant Secretary; Vice President and Treasurer of Diversified,
                          11/93 to present; Vice President, Mutual Life Insurance Company of New York,
                          1/88 to present.

  John F. Hughes          Assistant Secretary; Senior Counsel, Mutual Life Insurance Company of New
                          York, 1/88 to present; Vice President and Senior Counsel, Diversified, 11/93 to
                          present.

     The Declaration of Trust provides that the Diversified Investors Portfolios will indemnify its Trustees and officers as described below under "Description of the Trust; Fund Shares."


  For the fiscal year ended December 31, 1994, the Diversified Investors Portfolios provided the following compensation to its trustees.

                                                                            Total
                                      Pension or                            Compensation
                        Aggregate     Retirement                            From Registrant
Name of                 Compensa-     Benefits Accrued   Estimated Annual   and Fund
Person,                 tion From     As Part of Fund    Benefits Upon      Complex Paid to
Position                Registrant    Expenses           Retirement         Trustees
--------                ----------    --------           ----------         --------
Tom A. Schlossberg        - 0 -         None                N/A                 - 0 -
Trustee

Donald E. Flynn           - 0 -         None                N/A                 - 0 -
Trustee

Neal M. Jewell            $10,000       None                N/A                $10,000
Trustee

Eugene M. Manella         $10,000       None                N/A                $10,000
Trustee

                          INVESTMENT ADVISORY SERVICES

            The Adviser manages the assets of each Series pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with Diversified Investors Portfolios with respect to that Series and the investment policies described herein and in the Prospectus. Subject to such further policies as the Diversified Investors Portfolios' Board of Trustees may determine, the Adviser provides general investment advice to each Series. For its services under each Advisory Agreement, Diversified receives from each Series fees accrued daily and paid monthly at an annual rate equal to the percentages specified in the table of the corresponding Series' average daily net assets set forth in the Prospectus.

               For each Series of Diversified Investors Portfolios, Diversified has entered into an Investment Subadvisory Agreement (each a "Subadvisory Agreement") with one or more subadvisers (each "Subadviser," and collectively the "Subadvisers").

     It is the responsibility of a Subadviser to make the day to day investment decisions for its Series and to place the purchase and sales orders for securities transactions of such Series, subject in all cases to the general supervision of Diversified. Each Subadviser furnishes at its own expense all services, facilities and personnel necessary in connection with managing the corresponding Series' investments and effecting securities transactions for a Series.

     Each Advisory Agreement provides that Diversified or a Subadviser, as the case may be, may render services to others. Each agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by a Series when authorized either by majority vote of the investors in the Series (with the vote of each being in proportion to the amount of their investment) or by a vote of a majority of its Board of Trustees, or by Diversified or a Subadviser on not more than 60 days' nor less than 30 days' written notice, as the case may be, and will automatically terminate in the event of its assignment. Each agreement provides that neither Diversified nor Subadviser nor their personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the corresponding Series, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their obligations and duties under the Advisory Agreement and the Subadvisory Agreement, as the case may be.

     Diversified's and Subadviser's fees are described in to the Prospectus. Diversified, if required by applicable state law, shall reimburse a Series or waive all or part of its fees up to, but not exceeding, its investment advisory fees from the Series. Such reimbursement, if required, will be equal to the combined aggregate annual expenses which exceed that expense limitation with the lowest threshold prescribed by any state in which such Series is qualified for offer or sale. Management of Diversified Investors Portfolios has been advised that the lowest such threshold currently in effect is 2 1/2% of net assets up to $30,000,000, 2% of the next $70,000,000 of net assets and 1/2% of net assets in excess of that amount.

                                 ADMINISTRATOR

     The Administrative Services Agreement between Diversified, as Administrator, and Diversified Investors Portfolios is described in the Prospectus. The agreement provides that Diversified may render services to others as administrator. In addition, the agreement terminates automatically if it is assigned and may be terminated without penalty by majority vote of the investors in Diversified Investors Portfolios (with the vote of each being in proportion to the amount of their investment). The Administrative Services Agreement also provides that neither Diversified nor its personnel shall be liable for any error of judgment or mistake of law or for any act or omission in connection with any Series, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their duties or obligations under said agreements.

                                   CUSTODIAN

     Pursuant to a Custodian Contract, Investors Bank & Trust Company acts as the custodian of each Series' assets (the "Custodian"). The Custodian's business address is 89 South Street, Boston, Massachusetts 02205-1537. The Custodian's responsibilities include safeguarding and controlling cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on the Series' investments, maintaining books of original entry for portfolio accounting and other required books and accounts, and calculating the daily net asset value of beneficial interests in each Series. Securities held by a Series may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company and may be held by a subcustodian bank if such arrangements are reviewed and approved by the Board of Trustees of Diversified Investors Portfolios. The Custodian does not determine the investment policies of any Series or decide which securities any Series will buy or sell.
A Series may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities and foreign exchange transactions. For its services, the Custodian will receive such compensation as may from time to time be agreed upon by it and Diversified Investors Portfolios.


INDEPENDENT ACCOUNTANTS

     Coopers & Lybrand L.L.P., serves as the independent accountants for Diversified Investors Portfolios providing audit and accounting services including (i) examination of the annual financial statements, (ii) assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission and (iii) preparation of annual income tax returns.

CAPITAL STOCK AND OTHER SECURITIES

     Diversified Investors Portfolios is organized as a trust under the law of the State of New York. Under Diversified Investors Portfolios' Declaration of Trust, the Trustees are authorized to issue beneficial interest in one or more Series. Currently there are eight active Series of Diversified Investors Portfolios. Investors in a Series will be held personally liable for the obligations and liabilities of that Series (and of no other Series), subject, however, to indemnification by Diversified Investors Portfolios in the event that there is imposed upon an investor a greater portion of the liabilities and obligations of the Series than its proportionate beneficial interest in the Series. The Declaration of Trust also provides that Diversified Investors Portfolios shall maintain appropriate insurance (for example, a fidelity bond and errors and omissions insurance) for the protection of Diversified Investors Portfolios, its investors, Trustees of Diversified Investors Portfolios, officers, employees and agents, and covering possible tort and other liabilities. Thus, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and Diversified Investors Portfolios itself was unable to meet its obligations.

     Investors in a Series are entitled to participate pro rata in distributions of taxable income, loss, gain and credit of their respective Series only. Upon liquidation or dissolution of a Series, investors are entitled to share pro rata in that Series' (and no other Series) net assets available for distribution to its investors. Diversified Investor Portfolios reserves the right to create and issue additional Series of beneficial interest, in which case the beneficial interests in each new Series would participate equally in the earnings, dividends and assets of that particular Series only (and no other Series). Any property of Diversified Investors Portfolios is allocated and belongs to a specific Series to the exclusion of all other Series. All consideration received by Diversified Investors Portfolios for the issuance and sale of beneficial interests in a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings and proceeds thereof, and any funds or payments derived from any reinvestment of such proceeds, is held by the Trustees of Diversified Investors Portfolios in a separate subtrust (a Series) for the benefit of investors in that Series and irrevocably belongs to that Series for all purposes. Neither a Series no investors in that Series possess any right to or interest in the assets belonging to any other Series.

     Investments in a Series have no preference, preemptive, conversion or similar rights and are fully paid and nonassessable, except as set forth below. Investments in a Series may not be transferred.

     Each investor is entitled to a vote in proportion to the amount of its investment in each Series. Investors in a Series do not have cumulative voting rights, and investors holding more than 50% of the aggregate beneficial interests in all outstanding Series may elect all of the Trustees if they choose to do so and in such event other investors would not be able to elect any Trustees. Investors in each Series will vote as a separate class except as to voting for the election of Trustees, as otherwise required by the 1940 Act, or if determined by the Trustees to be a matter which affects all Series. As to any matter which does not affect the interest of a particular Series, only investors in the one or more affected Series are entitled to vote. Diversified Investors Portfolios is not required and has no current intention of holding annual meetings of investors, but will hold special meetings of investors when in the judgment of Trustees it is necessary or desirable to submit matters for an investor vote. The Declaration of Trust may be amended without the vote of investors, except that investors have the right to approve by affirmative majority vote any amendment which would affect their voting rights, alter the procedures to amend the Declaration of Trust, or as required by law or by Diversified Investors Portfolios' registration statement, or as submitted to them by the Trustees.
Any amendment submitted to investors which the Trustees determine would affect the investors of any Series shall be authorized by vote of the investors of such Series and no vote will be required of investors in a Series not affected.

     Diversified Investors Portfolios or any Series may enter into a merger or consolidation, or sell all or substantially all of its assets, if approved (a) at a meeting of investors by investors representing the lesser of (i) 67% or more of the beneficial interest in the affected Series present or represented at such meeting, if investors in more that 50% of all such beneficial interests are present or represented by proxy, or (ii) more than 50% of all such beneficial interests, or (b) by an instrument in writing without a meeting, consented to by investors representing not less than a majority of the beneficial interest in the affected Series. Diversified Investors Portfolios or any Series may also be terminated (i) upon liquidation and distribution of its assets if approved by the vote of two thirds of its investors (with the vote of each being in proportion to the amount of its investment), (ii) by the Trustees by written notice to its investors, or (iii) upon the bankruptcy or expulsion of an investor in the affected Series, unless the investors in such Series, by majority vote, agree to continue the Series. Diversified Investors Portfolios will be dissolved upon the dissolution of the last remaining Series.

     The Declaration of Trust provides that obligations of Diversified Investors Portfolios are not binding upon the Trustees individually but only upon the property of Diversified Investors Portfolios and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

     The Declaration of Trust further provides that it will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with Diversified Investors Portfolios, unless, as to liability to Diversified Investors Portfolios or its investors, it is finally adjudicated that they engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of Diversified Investors Portfolios. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers or Trustees have not engaged in wilful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

TAXATION

     Diversified Investors Portfolios is organized as a New York trust. The Trust and each Series are not subject to any income or franchise tax in the State of New York. However, each investor in a Series will be taxable on its share (as determined in accordance with the governing instruments of the Trust) of the Series' ordinary income and capital gain in determining its income tax liability. The determination of such share will be made in accordance with the Code and regulations promulgated thereunder.

     Each Series, since it is taxed as a partnership, is not subject to federal income taxation. Instead, and investor must take into account, in computing its federal income tax liability, its share of the Series' income, gains, losses, deductions, credits and tax preference items, without regard to whether it has received any cash distributions from the Series.

     Withdrawals by investors from each Series generally will not result in their recognizing any gain or loss for federal income tax purposes, except that
(1) gain will be recognized to the extent that any cash distributed exceeds the basis of the investor's interest in the Series prior to the distribution, (2) income or gain will be realized if the withdrawal is in liquidation of the investor's entire interest in the Series and includes a disproportionate share of any unrealized receivables held by the Series, and (3) loss will be recognized if the distribution is in liquidation of that entire interest and consists solely of cash and/or unrealized receivables. The basis of an investor's interest in a Series generally equals the amount of cash and the basis of any property that the investor invests in the Series, increased by the investor's share of income from the Series and decreased by the amount of any cash distributions and the basis of any property distributed from the Series.

     Each Series' taxable year-end will be December 31. Although, as described above, the Series will not be subject to federal income tax, each will file appropriate income tax returns.

     It is intended that each Series' assets, income and distributions will be managed in such a way that an investor in each Series will be able to satisfy the requirements of Subchapter M of the Code.

     There are certain tax issues that will be relevant to only certain of the investors, specifically investors that are segregated asset accounts and investors who contribute assets rather than cash to a Series. It is intended that such segregated asset accounts will be able to satisfy diversification requirements applicable to them and that such contributions of assets will not be taxable provided certain requirements are met. Such Investors are advised to consult their own tax advisors as to the tax consequences of an investment in a Series.


                               HEDGING STRATEGIES

     The use of hedging strategies, such as a Series' entering into interest rate futures contracts and purchasing options thereon, involves complex rules that will determine for income tax purposes the character and timing of recognition of the income received in connection therewith. Income from the disposition of futures contracts and options thereon will be subject to the limitation that a Series must derive less than 30% of its gross income from the sale or other disposition of securities, options or futures contracts held for less than three months (the "Short-Short Limitation").

     If certain requirements are satisfied, any increase in value on a position that is part of a "designated hedge" will be offset by an decrease in value (whether realized or not) of the offsetting hedging position during the period of the hedge for purposes of determining whether the Short-Short Limitation is satisfied. Thus, only the net gain (if any) from the designated hedge will be included in gross income for purposes of that limitation. Each Series intends to qualify for this treatment when it engages in hedging transactions, but at the present time it is not clear whether this treatment will be available for all of a Series' hedging transactions. To the extent this treatment is not available, a Series may be forced to defer the closing out of certain options and futures contracts beyond the time when it otherwise would be advantageous to do so, in order for an investor in the Series to qualify as a RIC.

                                 OTHER TAXATION

     The investment by an investor in a Series does not cause the investor to be liable for any income or franchise tax in the State of New York. Investors are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Series.

                          FINANCIAL STATEMENTS OF AUSA

     The financial statements of AUSA that are included in this Statement of Additional Information are different from the financial statements of Diversified Investors Variable Funds. The financial statements of AUSA should be considered only as bearing upon the ability of AUSA to meet its obligations under the

Contracts and should not be considered as bearing on the investment performance of the assets held in the Diversified Investors Variable Funds.

                                    APPENDIX

                       BOND AND COMMERCIAL PAPER RATINGS


STANDARD & POOR'S BOND RATINGS

     A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree.

     The rating "AA" may be modified by the addition of a plus or minus sign to show relative standing within such category.

MOODY'S BOND RATINGS

     Excerpts from Moody's description of its corporate bond ratings: Aaa - judged to be the best quality, carry the smallest degree of investment risk; Aa- judged to be of high quality by all standards.

FITCH INVESTORS SERVICE BOND RATINGS

     AAA. Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, an liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

     AA. Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien--in many cases directly following an AAA security--or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

STANDARD & POOR'S COMMERCIAL PAPER RATINGS

     A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

MOODY'S COMMERCIAL PAPER RATINGS

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

FITCH-1, FITCH-2, DUFF 1 AND DUFF 2 COMMERCIAL PAPER RATINGS

     Commercial paper rated "Fitch-1" is considered to be the highest grade paper and is regarded as having the strongest degree of assurance for timely payment. "Fitch-2" is considered very good grade paper and reflects an assurance of timely payment only slightly less in degree than the strongest issue.

     Commercial paper issues rate "Duff 1" by Duff & Phelps, Inc. have the following characteristics; very high certainty of timely payment, excellent liquidity factors supported by strong fundamental protection factors, and risk factors which are very small. Issues rated "Duff 2" have a good certainty of timely payment, sound liquidity factors and company fundamentals, small risk factors, and good access to capital markets.

             FINANCIAL STATEMENTS AND NOTES TO FINANCIAL STATEMENTS
                         INDEX TO FINANCIAL STATEMENTS

(1)  With respect to Diversified Investors Variable Funds ("the Funds").
Report of Independent Accountants .....................................        F-1
Statements of assets and liabilities as of December 31, 1994 ..........        F-2
Statements of operations for the applicable periods
 ended December 31, 1994 ..............................................        F-3
Statements of changes in net assets for the applicable periods
 ended December 31, 1994 the year ended and 1993 ......................        F-4
Notes to financial statements .........................................        F-5

(2)  With respect to Diversified Investors Portfolios
Report of Independent Accountants .....................................       F-11

Money Market:
Statement of Assets and Liabilities for the year
      ended December 31, 1994 .........................................       F-12
Statement of Operations for the year ended December 31, 1994 ..........       F-13
Statement of Changes in Net Assets for the year ended
      December 31, 1994 ...............................................       F-14
Portfolio of Investments for the year ended
      December 31, 1994 ...............................................       F-15

High Quality Bond:
Statement of Assets and Liabilities for the year ended
      December 31, 1994 ...............................................       F-17
Statement of Operations for the year ended December 31, 1994 ..........       F-18
Statement of Changes in Net Assets for the year ended
      December 31, 1994 ...............................................       F-19
Portfolio of Investments for the year ended
      December 31, 1994 ...............................................       F-20

Intermediate Government Bond:
Statement of Assets and Liabilities for the year ended
      December 31, 1994 ...............................................       F-23
Statement of Operations for the year
      ended December 31, 1994 .........................................       F-24
Statement of Changes in Net Assets for the year ended
      December 31, 1994 ...............................................       F-25
Portfolio of Investments for the year
      ended December 31, 1994 .........................................       F-26

Government/Corporate Bond:
Statement of Assets and Liabilities for the year ended
      December 31, 1994 ...............................................       F-29
Statement of Operations for the year
      ended December 31, 1994 .........................................       F-30
Statement of Changes in Net Assets for the year ended
     December 31, 1994 ................................................       F-31
Portfolio of Investments for the year
      ended December 31, 1994 .........................................       F-32


                                      (i)

Balanced:
Statement of Assets and Liabilities for the year ended
     December 31, 1994 ...............................................       F-35
Statement of Operations for the year
     ended December 31, 1994 .........................................       F-36
Statement of Changes in Net Assets for the year ended
     December 31, 1994 ...............................................       F-37
Portfolio of Investments for the year
     ended December 31, 1994 .........................................       F-38

Equity Income:
Statement of Assets and Liabilities for the year ended
     December 31, 1994 ...............................................       F-41
Statement of Operations for the year ended December 31, 1994 .........       F-42
Statement of Changes in Net Assets for the year ended
     December 31, 1994 ...............................................       F-43
Portfolio of Investments for the year ended December 31, 1994 ........       F-44

Growth and Income:
Statement of Assets and Liabilities for the year ended
     December 31, 1994 ...............................................       F-51
Statement of Operations for the year ended December 31, 1994 .........       F-52
Statement of Changes in Net Assets for the year ended
     December 31, 1994 ...............................................       F-53
Portfolio of Investments for the year ended December 31, 1994 ........       F-54

Equity Growth;
Statement of Assets and Liabilities for the year ended
     December 31, 1994 ...............................................       F-58
Statement of Operations for the year ended December 31, 1994 .........       F-59
Statement of Changes in Net Assets for the year ended
     December 31, 1994 ...............................................       F-60
Portfolio of Investments for the year ended December 31, 1994 ........       F-61

Special Equity:
Statement of Assets and Liabilities for the year ended
     December 31, 1994 ...............................................       F-64
Statement of Operations for the year ended December 31, 1994 .........       F-65
Statement of Changes in Net Assets for the year ended
     December 31, 1994 ...............................................       F-66
Portfolio of Investments for the year ended December 31, 1994 ........       F-67
Notes to Financial Statements ........................................       F-75

(3)  With respect to AUSA Life Insurance Company, Inc. ("AUSA")
Report of Independent Accounts .......................................       F-79
Balance Sheets - Statutory Basis at December 31, 1994 and 1993 .......       F-80
Statement of Operations - Statutory Basis for the year
     ended December 31, 1994 .........................................       F-82
Statement of Capital and Surplus - Statutory Basis for the year
     ended December 31, 1994 .........................................       F-83
Statement of Cash Flows - Statutory Basis for the year
     ended December 31, 1994 .........................................       F-84
Notes to Financial Statements - Statutory Basis ......................       F-85
Financial Statement Schedules ........................................       F-97


                                      (ii)

                       REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Trustees of the
AUSA Life Insurance Company, Inc and the
Contractholders of Diversified Investors Variable Funds


   We have audited the accompanying statements of assets and liabilities of Diversified Investors Variable Funds (comprising, respectively, the Money Market, Intermediate Government, Government/ Corporate, Balanced, Equity Income, Growth & Income, Equity Growth, Special Equity, Calvert Series and Scudder International Equity Series Subaccounts) as of December 31, 1994, the related statements of operations, statements of changes in net assets and the financial highlights for the period August 18, 1994 (commencement of operations) to December 31, 1994 for the Money Market, Intermediate Government, Government/Corporate, Balanced, Equity Income, Equity Growth and the Calvert Series Subaccounts, the related statements of operations, statements of changes in net assets and the financial highlights for the period August 24, 1994 (commencement of operations) to December 31, 1994 for the Growth and Income, Special Equity and Scudder International Equity Series Subaccounts. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining. on a test basis. evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments held by the custodian as of December 31, 1994. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Diversified Investors Variable Funds as of December 31,1994, the results of their operations, the changes in their net assets, and the financial highlights for the periods referred to above, in conformity with generally accepted accounting principles.


                                        COOPERS & LYBRAND L.L.P.
New York, New York
February 14, 1995

                     DIVERSIFIED INVESTORS VARIABLE FUNDS

                     STATEMENTS OF ASSETS AND LIABILITIES
                              December 31, 1994


                                                                   DIVERSIFIED INVESTORS PORTFOLIOS
                                           ---------------------------------------------------------------------------------
                                             MONEY      INTERMEDIATE   GOVERNMENT/                    EQUITY       GROWTH &
                                             MARKET      GOVERNMENT     CORPORATE     BALANCED        INCOME        INCOME
                                           SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                           ----------   ------------   -----------   ----------     ----------    ----------
                ASSETS:
Investments in the Funds, at value
  (Note 2) .............................   $7,986,817   $7,090,633     $6,429,076    $29,086,708   $106,890,198    $293,571
Receivable for purchase of units .......       41,151       15,880         25,089        109,700        170,447       5,799
                                           ----------   ----------     ----------    -----------   ------------    --------
         Total Assets ..................    8,027,968    7,106,513      6,454,165     29,196,408    107,060,645     299,330
                                           ----------   ----------     ----------    -----------   ------------    --------
              LIABILITIES:
Payable for sale of units ..............        7,752            0          3,919          3,161         17,755           0
Accrued expenses .......................        4,444        5,053          4,545         21,036         73,881         185
                                           ----------   ----------     ----------    -----------   ------------    --------
         Total Liabilities ............       12,196        5,053          8,464         24,197         91,636         185
                                           ----------   ----------     ----------    -----------   ------------    --------
  Net assets attributable to annuity
   contract holders ...................   $8,015,772   $7,101,460     $6,445,701    $29,172,211   $106,969,009    $299,145
                                           ==========   ==========     ==========    ===========   ============    ========
Accumulation units .....................      587,295      580,105        385,881      1,750,876      6,344,534      29,489
                                           ==========   ==========     ==========    ===========   ============    ========
Unit value .............................   $    13.65   $    12.24     $    16.70    $     16.66   $      16.86    $  10.14
                                           ==========   ==========     ==========    ===========   ============    ========


                                              DIVERSIFIED INVESTORS PORTFOLIOS
                                           --------------------------------------
                                                                                       SCUDDER
                                             EQUITY        SPECIAL      CALVERT     INTERNATIONAL
                                             GROWTH        EQUITY        SERIES     EQUITY SERIES
                                           SUBACCOUNT    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT         TOTAL
                                           ----------    ----------   -----------   -------------       -----
                ASSETS:
Investments in the Funds, at value
  (Note 2) .............................   $60,759,442   $876,650     $7,511,422    $1,531,686       $228,456,203
Receivable for purchase of units .......       169,758     11,535         38,535        20,699            608,553
                                           -----------   --------     ----------    ----------       ------------
         Total Assets ..................    60,929,200    888,185      7,549,957     1,552,385        229,064,756
                                           -----------   --------     ----------    ----------       ------------
              LIABILITIES:
Payable for sale of units ..............         6,783          0          5,742             0             45,112
Accrued expenses .......................        30,597        547          5,476         1,014            146,778
                                           -----------   --------     ----------    ----------       ------------
         Total Liabilities ............        37,380        547         11,218         1,014            191,890
                                           -----------   --------     ----------    ----------       ------------
  Net assets attributable to annuity
   contract holders ...................   $60,891,820   $887,638     $7,538,739    $1,551,371       $228,872,866
                                           ===========   ========     ==========    ==========       ============
Accumulation units .....................     2,812,266     83,503        575,200       162,316
                                           ===========   ========     ==========    ==========
Unit value .............................   $     21.65   $  10.63     $    13.11    $     9.56
                                           ===========   ========     ==========    ==========

                       See notes to financial statements.

                      DIVERSIFIED INVESTORS VARIABLE FUNDS
                            STATEMENTS OF OPERATIONS


                                                                    DIVERSIFIED INVESTORS  PORTFOLIOS
                                                -----------------------------------------------------------------------
                                                       FOR THE PERIOD AUGUST 18, 1994* THROUGH DECEMBER 31, 1994
                                                -----------------------------------------------------------------------
                                                   MONEY      INTERMEDIATE     GOVERNMENT/                     EQUITY
                                                  MARKET      GOVERNMENTAL      CORPORATE       BALANCED       INCOME
                                                SUBACCOUNT     SUBACCOUNT       SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                ----------    ------------     -----------     ----------    ----------
Allocated income from Diversified Investors
  Portfolios (Note 2) . . . . . . . . . . .     $86,867         $ 92,963         $ 80,986       $ 260,266     $  876,022
Dividend income . . . . . . . . . . . . . .           0                0                0               0              0
                                                -------         --------         --------       ---------     ----------
    Total net investment income . . . . . .      86,867           92,963           80,986         260,266        876,022
                                                -------         --------         --------       ---------     ----------

Expenses (Note 3):
    Mortality and expense risk  . . . . . .      15,214           13,389           11,522          55,827        206,729
    Less expenses waived by AUSA  . . . . .       3,430                0                0               0              0
                                                -------         --------         --------       ---------     ----------

    Net expenses  . . . . . . . . . . . . .      11,784           13,389           11,522          55,827        206,729
                                                -------         --------         --------       ---------     ----------
    Net investment income (loss)  . . . . .      75,083           79,574           69,464         204,439        669,293
                                                -------         --------         --------       ---------     ----------
Realized and unrealized gains (losses) on
  investments (Note 2)
    Net realized gains (losses) on
      investments . . . . . . . . . . . . .        (113)             689          (56,967)         14,307          7,264
    Net increase (decrease) in unrealized
      appreciation on investments . . . . .           0          (76,469)          42,725        (436,273)    (3,423,467)
                                                -------         --------         --------       ---------     ----------
    Net realized and unrealized gains
      (losses) on investments . . . . . . .        (113)         (75,780)         (14,242)       (421,966)    (3,416,203)
                                                -------         --------         --------       ---------     ----------
    Net increase (decrease) in net assets
      resulting from operations . . . . . .      $74,970        $  3,794         $ 55,222       $(217,527)   $(2,746,910)
                                                 =======        ========         ========       =========    ===========


                                              DIVERSIFIED INVESTORS PORTFOLIOS
                                             ----------------------------------
                                                                   FOR THE PERIOD
                                             AUGUST 24,   AUGUST 18,  AUGUST 24,    AUGUST 18,    AUGUST 24,
                                                1994*       1994*       1994*         1994*         1994*
                                                             THROUGH DECEMBER 31, 1994
                                             -----------------------------------------------------------------
                                                                                                    SCUDDER
                                              GROWTH &      EQUITY     SPECIAL        CALVERT    INTERNATIONAL
                                               INCOME       GROWTH     EQUITY         SERIES     EQUITY SERIES
                                             SUBACCOUNT   SUBACCOUNT  SUBACCOUNT    SUBACCOUNT    SUBACCOUNT         TOTAL
                                             ----------   ----------  ----------   -----------   -------------    ----------
Allocated income from Diversified Investors
  Portfolios (Note 2) . . . . . . . . . . .   $  759      $  81,815     $ 1,111     $       0       $      0        $ 1,480
Dividend income . . . . . . . . . . . . . .        0              0           0       233,659              0            233
                                              ------      ---------     -------     ---------       --------        -------
    Total net investment income . . . . . .      759         81,815       1,111       233,659              0          1,714
                                              ------      ---------     -------     ---------       --------        -------

Expenses (Note 3):
    Mortality and expense risk  . . . . . .      368        114,974       1,047        14,187          1,923            435
    Less expenses waived by AUSA  . . . . .        0              0           0             0              0              3
                                              ------      ---------     -------     ---------       --------        -------

    Net expenses  . . . . . . . . . . . . .      368        114,974       1,047        14,187          1,923            431
                                              ------      ---------     -------      ---------       --------        -------
    Net investment income (loss)  . . . . .      391        (33,159)         64       219,472         (1,923)         1,282
                                              ------      ---------     -------     ---------       --------        -------
Realized and unrealized gains (losses) on
  investments (Note 2)
    Net realized gains (losses) on
      investments . . . . . . . . . . . . .     (680)      (651,406)      8,817          (954)           (24)          (679)
    Net increase (decrease) in unrealized
     appreciation on investments . . . . .     2,190        288,214       2,163      (266,714)       (50,808)        (3,918)
                                              ------      ---------     -------     ----------      --------        -------
    Net realized and unrealized gains
      (losses) on investments . . . . . . .    1,510       (363,192)     10,980      (267,668)       (50,832)        (4,597)
                                              ------      ---------     -------     ---------       --------        -------
    Net increase (decrease) in net assets
      resulting from operations . . . . . .   $1,901      $(396,351)    $11,044     $( 48,196)      $(52,755)       $(3,314)
                                              ======      =========     =======     =========       ========        =======
-----------------------
* commencement of operations.

                                                See notes to financial statements.

                      DIVERSIFIED INVESTORS VARIABLE FUNDS

                      STATEMENTS OF CHANGES IN NET ASSETS


                                                  DIVERSIFIED INVESTORS PORTFOLIOS
                                        --------------------------------------------------------------------
                                              FOR THE PERIOD AUGUST 18, 1994* THROUGH DECEMBER 31, 1994
                                        --------------------------------------------------------------------
                                          MONEY       INTERMEDIATE   GOVERNMENT/                    EQUITY
                                          MARKET       GOVERNMENT     CORPORATE     BALANCED        INCOME
                                        SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                        ----------    ------------   -----------   ----------     ----------
From Operations:
    Net investment income (loss)....    $   75,083    $   79,574     $   69,464    $   204,439   $    669,293
    Net realized gains (losses) on
      investments ...................         (113)          689        (56,967)        14,307          7,264
    Net increase (decrease) in
      unrealized appreciation on
      investments ...................            0       (76,469)        42,725       (436,273)    (3,421,467)
                                        ----------    ----------     ----------    -----------   ------------
Net increase (decrease) in net assets
  resulting from operations .........       74,970         3,794         55,222       (217,527)    (2,746,460)
                                        ==========    ==========     ==========    ===========   ============
From unit transactions:
    Net proceeds from the issuance
      of units ......................    8,312,365     7,527,162      6,717,812     31,111,015    113,434,098
    Net asset value of units
      redeemed ......................     (371,561)     (429,496)      (347,333)    (1,721,277)    (3,718,179)
                                        ----------    ----------     ----------    -----------   ------------
Net increase to assets from unit
  transactions ......................    7,940,802     7,097,666      6,190,479     29,389,738    109,715,919
                                        ----------    ----------     ----------    -----------   ------------
Net assets end of period ............   $8,015,772    $7,101,460     $6,445,701    $29,172,211   $106,969,009
                                        ==========    ==========     ==========    ===========   ============
Units issued during the period ......      614,681       615,322        406,852      1,854,069      6,563,713
Units redeemed during the period ....      (27,386)      (35,217)       (20,971)      (103,193)      (219,179)
                                        ----------    ----------     ----------    -----------   ------------
Units outstanding end of period .....      587,295       580,105        385,881      1,750,876      6,344,534
                                        ==========    ==========     ==========    ===========   ============


                                                        DIVERSIFIED INVESTORS PORTFOLIOS
                                        ----------------------------------------------------------------------
                                                                    FOR THE PERIOD

                                        AUGUST 24,     AUGUST 18,     AUGUST 24,     AUGUST 18,    AUGUST 24,
                                          1994*          1994*          1994*           1994*         1994

                                                               THROUGH DECEMBER 31, 1994
                                        ----------------------------------------------------------------------
                                                                                                     SCUDDER
                                         GROWTH &        EQUITY        SPECIAL       CALVERT      INTERNATIONAL
                                          INCOME         GROWTH         EQUITY        SERIES      EQUITY SERIES
                                        SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT     SUBACCOUNT        TOTAL
                                        ----------     ----------     ----------    ----------    -------------      -----
From Operations:
    Net investment income (loss)....     $    391     $    (88,159)    $     64     $  219,472     $   (1,923)    $  1,282,698
    Net realized gains (losses) on
      investments ...................        (680)        (651,406)       8,817           (954)           (24)        (679,067)
    Net increase (decrease) in
      unrealized appreciation on
      investments ...................       2,190          288,214        2,163       (266,714)       (50,808)      (3,918,439)
                                         --------     ------------     --------     ----------     ----------     ------------
Net increase (decrease) in net assets
  resulting from operations .........       1,901         (396,351)      11,044        (48,196)       (52,755)      (3,314,808)
                                         ========     ============     ========     ==========     ==========     ============
From unit transactions:
    Net proceeds from the issuance
      of units ......................     308,974       63,704,643      890,956      8,000,765      1,640,352      241,668,142
    Net asset value of units
      redeemed ......................     (11,730)      (2,416,472)     (14,362)      (413,830)       (36,226)      (9,480,468)
                                         --------     ------------     --------     ----------     ----------     ------------
Net increase to assets from unit
  transactions ......................     297,244       61,288,171      876,594      7,586,935      1,604,126      232,187,674
                                         --------     ------------     --------     ----------     ----------     ------------
Net assets end of period ............    $299,145      $60,891,820     $887,638     $7,538,739     $1,551,371     $228,872,866
                                         ========     ============     ========     ==========     ==========     ============
Units issued during the period ......      30,644        2,925,280       84,857        606,724        166,014       13,868,174
Units redeemed during the period ....      (1,155)        (113,014)      (1,354)       (31,542)        (3,698)        (556,709)
                                         --------     ------------     --------     ----------     ----------     ------------
Units outstanding end of period .....      29,489        2,812,266       83,503        575,200        162,316       13,311,465
                                         ========     ============     ========     ==========     ==========     ============
------------------
* commencement of operations.

                                                  See notes to financial statements.

                      DIVERSIFIED INVESTORS VARIABLE FUNDS

                         NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND BUSINESS

     Diversified Investors Variable Funds ("DIVF") is a separate investment account established on November 30.1993 by AUSA Life Insurance Company. Inc. ("AUSA") under the laws of the State of New York.

     DIVF operates as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). DIVF holds assets that are segregated from all of AUSA's other assets and, at present, is used as an investment vehicle under certain tax-deferred annuity contracts issued by AUSA to fund retirement plans maintained by certain not-for-profit and other organizations ("Group Plans"). AUSA is the legal holder of the assets in DIVF.

     DIVF had no assets or operations until August 18, 1994 (commencement of operations). There are currently ten subaccounts within DIVF which are available to contractholders of Group Plans, and each invests only in a corresponding portfolio of Diversified Investors Portfolios (the "Portfolios"). the Calvert Socially Responsible Series of Acacia Capital Corporation ("Calvert") or the International Portfolio of the Scudder Variable Life Fund ("Scudder") (collectively referred to as the "Funds"). The Funds are registered under the 1940 Act as open-end, diversified, management investment companies. The respective financial statements of the Funds are contained separately in this report.

2. SIGNIFICANT ACCOUNTING POLICIES

A. INVESTMENTS:

     The investment by DIVF in the Portfolios reflects DIVF's proportionate interest in the net assets of the Portfolios. The investment in shares of Calvert and Scudder is stated at net asset value. The Fund's values are based upon market valuations, as described below. of the securities held in each of the corresponding Portfolios.

   PORTFOLIO VALUATIONS:

     The Portfolios value short-term securities at amortized cost. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium at a constant rate until maturity.

     Securities traded on national securities exchanges are valued at the last sales price as of the close of the New York Stock Exchange or at the last bid price for over-the-counter securities.

     Bonds are valued at the last available price provided by an independent pricing service for securities traded on a national securities exchange. Bonds that are listed on a national securities exchange but are not traded and bonds that are regularly traded in the over-the-counter market are valued at the mean of the last available bid and asked prices.

     A description of portfolio valuation for Calvert and Scudder can be found in Note A of their financial statements contained within this report.

     All other securities, including any restricted securities. will be valued at their fair value as determined in good faith by the governing Boards of the Funds.

B. INVESTMENT INCOME:

     Each DIVF subaccount earns income, net of expenses. daily on its investment in the corresponding portfolio. All of the net investment income and realized and unrealized gains and losses from the security transactions of the corresponding Portfolios are allocated pro rata among the investors at the time of such determination. With respect to DIVF Subaccounts which invest in Calvert and Scudder,

                      DIVERSIFIED INVESTORS VARIABLE FUNDS
dividend income is recorded on ex-date. Realized gains and losses from the sale of investments are computed using the identified cost method for both accounting and Lax purposes.

C. FEDERAL INCOME TAXES

     The operations of DIVF form a part of and are taxed with, the operations of AUSA. AUSA does not expect based upon current tax law, to incur any income tax burden upon the earnings or realized capital gains attributed to DIVF. Based upon this expectation, no charges are currently being deducted from DIVF for Federal income tax purposes.

3. FEES AND TRANSACTIONS WITH AFFILIATES

     Because certain subaccounts of DIVF purchase interests in Diversified Investors Portfolios, the net assets of those DIVF Subaccounts reflect the investment management fee charged by Diversified Investment Advisors, Inc. (a wholly owned subsidiary of AUSA), the investment advisor, which provides investment advice and related services for Diversified Investors Portfolios.

     Daily charges to DIVF for mortality and expense risk assumed by AUSA are computed at an annual rate of 0.90% for Group Plans; however, AUSA reserves the right to charge maximum fees of 1.25% upon written notice.

     AUSA has voluntarily undertaken to waive its fees of the Money Market, Equity Income. Equity Growth and Scudder International Equity Subaccounts, to the extent necessary, to limit all expenses to 0.10%. 0.46%. 0.50% and 1.02%, respectively, of average net assets. AUSA reserves the right to raise this limit upon written notice.

4. GROUP PLAN ASSUMPTIONS

     On December 31, 1993, AUSA entered into an agreement with The Mutual Life Insurance Company of New York ("MONY") pursuant 10 which certain contracts issued by MONY to Group Plans may be transferred through assumption reinsurance to AUSA. Subject to receipt of any necessary state insurance department approvals and authorizations. The assumption reinsurance of any Group Plan to AUSA will result in the transfer of the applicable assets out of a corresponding MONY separate account and into DIVF. During 1994, assets transferred from MONY pursuant to assumption reinsurance transactions were as follows:

                        SUBACCOUNTS                AMOUNT
                        -----------                ------
       Money Market ........................  $  7,329,470
       Intermediate Government .............     7,009,246
       Government/Corporate ................     6,122,972
       Balanced ............................    28,079,379
       Equity Income .......................   108,398,220
       Equity Growth .......................    57,640,191
       Calvert Series ......................     7,327,885
                                              ------------
                                              $221,907,363
                                              ============

     The amounts related to these assumptions are reflected as proceeds from the issuance of units in the statements of changes in net assets.

                      DIVERSIFIED INVESTORS VARIABLE FUNDS

                              FINANCIAL HIGHLIGHTS


                                                                          DIVERSIFIED INVESTORS PORTFOLIOS
                                                         --------------------------------------------------------------------------
                                                                 FOR THE PERIOD AUGUST 18, 1994* THROUGH DECEMBER 31, 1994
                                                         --------------------------------------------------------------------------
                                                            MONEY        INTERMEDIATE    GOVERNMENT/                        EQUITY
                                                            MARKET        GOVERNMENT       CORPORATE       BALANCED         INCOME
                                                          SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                          ----------      ----------      ----------      ----------      ----------
Net asset value, beginning of period ..................    $13.44          $12.33          $16.76          $16.85          $17.21
                                                           ------          ------          ------          ------          ------
Income from investment operations:
Net investment income .................................      0.22            0.24            0.32            0.20            0.18
Net gains on investments, (both realized and
  unrealized) .........................................     (0.01)          (0.33)          (0.38)          (0.39)          (0.53)
                                                           ------          ------          ------          ------          ------

Total from investment operations ......................      0.21           (0.09)          (0.06)          (0.19)          (0.35)
                                                           ------          ------          ------          -------         ------
Net asset value, end of period ........................     13.65           12.24           16.70           16.66           16.86
                                                           ======          ======          ======          ======          ======
Ratio of net income to average net assets (net of
  waiver) .............................................      4.65%**         5.64%**         5.64%**         3.47%**         3.09%**


Ratio of expenses to average net assets (net of
  waiver) .............................................      0.73%**         0.95%**         0.94%**         0.95%**         0.95%**


Ratio of net income to average net assets .............      4.43%**           --              --               --             --

Ratio of expenses to average net assets ...............      0.94%**           --              --               --             --


                                                              DIVERSIFIED INVESTORS PORTFOLIOS
                                                         ------------------------------------------
                                                                                   FOR THE PERIOD
                                                          AUGUST 24,      AUGUST 18,    AUGUST 24,     AUGUST 18,     AUGUST 24,
                                                            1994*           1994*          1994*          1994*          1994*
                                                                                THROUGH DECEMBER 31, 1994
                                                         ---------------------------------------------------------------------------
                                                                                                                         SCUDDER
                                                           GROWTH &        EQUITY         SPECIAL         CALVERT    INTERNATIONAL
                                                            INCOME         GROWTH         EQUITY          SERIES     EQUITY SERIES
                                                          SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT    SUBACCOUNT
                                                          ----------     ----------      ----------      ----------    ----------
Net asset value, beginning of period ..................    $10.31          $20.67          $10.47          $13.28         $10.18
                                                           ------          ------          ------          ------         ------
Income from investment operations:
Net investment income .................................      0.03           (0.02)             --            0.66          (0.03)
Net gains on investments, (both realized and
  unrealized) .........................................     (0.20)           1.00            0.16           (0.83)         (0.59)
                                                           ------          ------          ------          ------         ------
Total from investment operations ......................     (0.17)           0.98            0.16           (0.17)         (0.62)
                                                           ------          ------          ------          ------         ------
Net asset value, end of period ........................     10.14           21.65           10.63           13.11           9.56
                                                           ======          ======          ======          ======         ======
Ratio of net income to average net assets (net of
  waiver) .............................................      0.85%**        (0.27%**)        0.05%**        11.76%**       (0.81%**)

Ratio of expenses to average net assets (net of
  waiver) .............................................      0.80%**         0.93%**         0.80%**         0.76%**        0.81%**

Ratio of net income to average net assets .............        --              --              --              --             --

Ratio of expenses to average net assets ...............        --              --              --              --             --


------------
 *  Commencement of operations.

**  Annualized.

                             MONEY MARKET PORTFOLIO

     The Money Market Portfolio seeks to provide liquidity and as high a level of income as is consistent with the preservation of capital through investment in domestic and foreign U.S. dollar-denominated money market obligations with maturities of 397 days or less.

     The year 1994 was the year of monetary policy tightening. Over the course of a ten month span, beginning February 4, 1994, the Federal Reserve took six steps changing monetary policy from loose to neutral, and by the end of the year, to a tightening stance. The Fed Funds target rate was increased 250 basis points from 3.00% to 5.50% during the year.

     Our outlook for 1995 is for continued Fed tightening, with another increase likely at the end of January 1995. The Federal Reserve is expected to continue its policy of measured periodic tightenings over the course of the year as the Fed tries to moderate economic growth and thereby slow inflation. We therefore expect short term rates to continue to rise through the first half of 1995, until actions taken in 1994 produce the visible results of moderating economic growth and reducing inflationary pressures. Once the Federal Reserve sees the results, tightening actions should dissipate.

     The Portfolio continues to be invested in high quality short-term instruments, principally commercial paper. Our investment strategy is to emphasize purchases of 30-90 day maturities so as to provide flexibility in responding to any changes in the market place without sacrificing current income. As of December 30,1994 the average maturity was 23.2 days, with maturities ranging from 4 to 60 days. The shorter than usual maturity is due to the need to respond rapidly to rising interest rates. The 30 day yield of the Money Market Portfolio at December 30, 1994 was 5.56% after charges imposed by the Portfolio. Of course, past performance does not guarantee future investment results.


                          HIGH QUALITY BOND PORTFOLIO

     The High Quality Bond Portfolio seeks to provide as high a level of current income as is consistent with preservation of capital through investment in high quality debt securities with short and intermediate maturities.

     The bond market as measured by the Lehman Brothers Government/Corporate Index had a total return of -3.5% for 1994. To put this into perspective, 1994's return marked the Index's worst return since 1974 (+0.2%) and was the first negative calendar year return since its inception in January 1973. During the course of the year, there was a pronounced flattening of the yield curve as short-term interest rates rose more than long-term interest rates. In 1994, maturity and sector had a major impact on results. The shorter the maturity, the better the results. Looking back at 1994, it was a year of monetary policy tightening. Over the course of a ten month span, beginning February 4, 1994, the Federal Reserve took six steps changing monetary policy from loose to neutral, and by the end of the year to a tightening stance. The Fed Funds target rate was increased 250 basis points from 3.00% to 5.50% during the year. The Portfolio's strong performance was attributable to a shorter duration versus the Index.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

     The Intermediate Government Bond Portfolio seeks to provide as high a level of current income as is consistent with preservation of capital through investment in U.S. Government and U.S. Government Agency and instrumentality securities with intermediate maturities, and high quality short-term obligations.

     In 1994, actions taken by the Federal Reserve had a significant effect on fixed income securities. A 75 basis point increase in the Fed Funds and Discount rates was enacted on November 15th, the largest single increase since 1981. Subsequent to this rate increase, yields on short term securities rose in anticipation that the Fed would raise rates further, while prices on longer maturities moved higher due to a perception the Fed was intent on fighting inflation. The result of this activity was a dramatic flattening in the two-to-thirty year maturity sector of the yield curve.

     The Portfolio was well positioned for the flattening of the yield curve as its weightings in cash and longer-term securities shielded it from the volatility of the short-to-intermediate sector of the market. We continue to seek high quality Government securities and will maintain our cash position while we determine the direction of the market in 1995.

                      GOVERNMENT/CORPORATE BOND PORTFOLIO

     The Government/Corporate Bond Portfolio seeks to achieve the maximum total return through investment in investment grade debt securities, U.S. Government and U.S. Government Agency and instrumentality securities and collateralized mortgage obligations guaranteed by these agencies and instrumentalities and high quality short-term obligations.

     The bond market, as measured by the Lehman Government/Corporate Index, had a total return of -3.5% in 1994, the worst calendar return since its inception in 1973.

     After a brief two week rally to start the year, bond prices of all maturities plunged in nearly a straight line through mid-July. An extremely strong economy, record job creation levels, and increasing commodity prices were factors influencing this decline. The market rebounded in late July and August, but continued its slide in September with shorter term securities hardest hit. The more aggressive than expected November increase by the Federal Reserve finally convinced investors that it was serious about fighting inflation. Subsequent to this increase prices on longer maturities moved higher while shorter term issues continued to fall due to concerns the Fed would continue to raise rates in 1995.

     The portfolio's barbell strategy of investing in cash and longer term maturities enabled it to avoid the short-to-intermediate segment of the yield curve which experienced the greatest price declines.

                               BALANCED PORTFOLIO

     The Balanced Portfolio seeks to provide a high total investment return consistent with a broad diversified mix of stocks, bonds and money market instruments.

     The financial markets posted mixed results in 1994. The S&P 500 and Russell 1000 Growth were slightly positive and the Russell 1000 Value was slightly negative. Bond investors concentrating on longer maturities generally underperformed those focused on intermediate maturities. Moreover, bonds tended to underperform stocks in general. Treasury bills, which returned 4.2%, were the best performing asset class.

     Asset allocation had a negative impact on performance. Throughout the year the Portfolio was conservatively positioned with a bias towards bonds and value oriented stocks. The cash position was kept fairly low as well. However, superior stock selection was a major mitigating factor and helped the Portfolio achieve results that were very strong relative to most balanced funds.


                            EQUITY INCOME PORTFOLIO

     The Equity Income Portfolio seeks to provide a high level of current income through investment in a diversified portfolio of common stocks with relatively high current yields; capital appreciation is a secondary objective.

     The past year was, for the most part, a difficult one for value investors. One of the major reasons behind the relative weakness for value oriented strategies was the large disparity of returns between traditional growth and value oriented sectors. The rise in interest rates and their impact on the economy and corporate profits was particularly troublesome for value oriented sectors such as finance, utilities, and basic industries. All of these sectors substantially underperformed growth areas such as technology and non-cyclicals.

     Throughout the year the Portfolio was positioned with a bias toward sectors which would benefit from a strong global economic expansion. The large sector weightings in the basis industry and industrial sectors, combined with the conservative, yield oriented approach to value enabled the Portfolio to post positive results in a very difficult market environment.

                           GROWTH & INCOME PORTFOLIO

     The Growth & Income Portfolio seeks to provide current income and capital appreciation through investment primarily in a diversified portfolio of securities selected for their potential to generate current income or long-term capital appreciation.

     Despite a year that to say the least, was eventful, the Index managed to squeak out a slightly positive result with a total return for 1994 of 1.3%. During the year, investors were confronted with rising interest rates as a result of the Federal Reserve Boards' change in monetary policy. However, on the bright side, strong 1994 earnings reports and the prospects of more to follow in 1995, acted as a balance to the rise in interest rates. The Portfolio's relative underperformance versus the S&P 500 Index was in part attributable to the basic industry and finance related stocks. The basic industry sector did not have exposure in the more economically sensitive groups such as steel, aluminum, paper and forest products which did well for the year. The Portfolio's lack of exposure in these stocks is due to its investment approach, which focuses on companies that generate consistent earnings growth. The financial stocks, which held up surprisingly well during the first six months, finally succumbed to higher interest rates: banks were the notable loser.

                            EQUITY GROWTH PORTFOLIO

     The Equity Growth Portfolio seeks to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks with potential for above-average growth in earnings; current income is a secondary objective.

     The past year saw a shift in emphasis toward growth investing. The Russell 1000 Growth Index outperformed its Value counterpart by 4.6%. One of the main reasons behind this phenomenon was the relative strength of traditional growth sectors such as technology and consumer non-cyclicals. The technology area benefited from a robust economy, which led to tremendous sales and earnings gains for many companies. These gains were enough to offset concerns about higher interest rates which were particularly troublesome for more value oriented sectors. Improved prospects for many HMO and drug companies, due to the postponement of a health care reform bill, was a major factor behind the strength of non-cyclical stocks.

     The Equity Growth Portfolio through its' networking, cellular and managed care investment themes participated handsomely in the rally these two sectors enjoyed. In fact, performance for the portfolio was among the best in the growth category by several measures. Going forward the Portfolio will continue to emphasize these themes as the manager feels that many of the fastest growing companies in America will be within these areas.


                            SPECIAL EQUITY PORTFOLIO

     The Special Equity Portfolio seeks to provide a high level of capital appreciation through investment in a diversified portfolio of common stocks of small to medium size companies which, in the opinion of the Portfolio's investment advisers. will present opportunity for significant increases in earnings and/or value, without consideration for current income.

     Small company stocks as measured by the Russell 2000 Index, at -1.82, underperformed their brethren large company stocks, as measured by the S&P 500 Index, at 1.3% during 1994. More over, 1994 marked the first year that the large company stocks outperformed the small company stocks since 1990. The impact of a falling dollar during the course of the year combined with recovering economies in both Europe and Japan have clearly benefited the earnings of the large multi-national companies relative to the small companies, whose businesses tend to be domestically concentrated. The Portfolio's relative outperformance versus the Russell 2000 Index was attributed to investments in the technology and consumer non-cyclical sectors of the market, which were among the market's best performers. Technology was where the earnings visibility seemed to be, due to better than expected earnings reports. The strong earnings were directly correlated to strong demand among computer and semiconductor related products. The consumer noncyclical sector, a laggard over the previous two years, reversed its course in 1994. The indefinite postponement of a health care reform bill by Congress provided the catalyst, as health care related stocks performed well.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Owners of Beneficial Interests of the Diversified Investors Portfolios:

     We have audited the accompanying statements of assets and liabilities of Diversified Investors Portfolios (constituting Money Market, High Quality Bond Intermediate Government Bond, Government/Corporate Bond, Balanced, Equity Income, Equity Growth, Growth & Income, and the Special Equity Portfolios) (collectively the "Series Portfolios") as of December 31, 1994, the related statements of operations, the statements of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Series Portfolios management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We have conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. Our procedures included confirmation of securities owned as of December 31, 1994 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting Diversified Investors Portfolios as of December 31, 1994, the results of their operations, the changes in their net assets and their financial highlights for the year then ended, in conformity with generally accepted accounting principles.


                                       COOPERS & LYBRAND L.L.P.

New York, New York
February 14, 1995

                                  MONEY MARKET

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1994

                                     ASSETS
Investments, at value (cost $161,533,012) ......................    $161,533,012
Cash ...........................................................          33,697
                                                                    ------------
       Total assets ............................................     161,566,709
                                                                    ------------
                                  LIABILITIES
Due to advisor .................................................           4,905
Accrued expenses:
   Investment advisory fees ....................................          28,811
   Custody fees ................................................           4,684
   Professional fees ...........................................          14,830
   Printing fees ...............................................           2,000
   Miscellaneous fees ..........................................           1,687
                                                                    ------------
       Total liabilities .......................................          56,917
                                                                    ------------
Net assets .....................................................    $161,509,792
                                                                    ============
Net assets consist of:
   Paid-in capital .............................................    $161,509,792
                                                                    ------------
      Total net assets .........................................    $161,509,792
                                                                    ============


                       See notes to financial statements.

                                  MONEY MARKET

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1994

Investment income:
   Interest income .............................................     $5,534,540
                                                                     ----------
Expenses:
   Investment advisory fees (Note 3) ...........................        312,079
   Custodian fees ..............................................         50,498
   Professional fees ...........................................         35,617
   Printing fees ...............................................          2,000
   Miscellaneous fees ..........................................          3,257
                                                                     ----------
                                                                        403,451
Expenses waived by the investment advisor ......................         29,141
                                                                     ----------
      Total expenses ...........................................        374,310
                                                                     ----------
Net investment income ..........................................      5,160,230
                                                                     ----------
Net realized losses on investments .............................         (9,238)
                                                                     ----------
Net increase in net assets resulting from operations ...........     $5,150,992
                                                                     ==========


                       See notes to financial statements.

                                  MONEY MARKET

                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1994

From operations:
   Net investment income ........................................  $  5,160,230
   Net realized losses on investments ...........................        (9,238)
                                                                   ------------
   Net increase in net assets resulting from operations .........     5,150,992
                                                                   ------------
From capital transactions:
   Proceeds from capital invested ...............................   439,406,062
   Value of capital withdrawn ...................................   283,047,262
                                                                   ------------
Net increase in net assets resulting from capital transactions ..   156,358,800
                                                                   ------------
Net increase in net assets ......................................   161,509,792
Net assets:
   Beginning of year ............................................            --
                                                                   ------------
   End of year ..................................................  $161,509,792
                                                                   ============


                       See notes to financial statements.

                             MONEY MARKET PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1994

                                                                                     PERCENT OF
  PRINCIPAL                                                               VALUE      NET ASSETS
  ---------                                                               -----      ----------
              COMMERCIAL PAPER
 $  500,000   American Express Credit Corp 5.81%, Due 1/04/95 ........  $  499,677
  3,000,000   Associates Corp. of North America 5.77%, Due 1/20/95 ...   2,990,383
  2,600,000   Associates Corp. of North America 5.94%, Due 1/30/95 ...   2,587,130
  3,000,000   Avco Financial Services, Ltd 6.00%, Due 1/10/95 ........   2,995,000
  3,000,000   Avco Financial Services, Ltd 6.00%, Due 1/11/95 ........   2,994,500
  5,000,000   Barclays' 5.75%, Due 1/20/95 ...........................   5,035,139
  3,470,000   Bausch & Lomb, Inc. 5.85%, Due 1/31/95 .................   3,452,519
  4,000,000   CIT Group Holdings 6.05%, Due 2/03/95 ..................   3,977,145
  2,300,000   CIT Group Holdings 5.97%, Due 2/01/95 ..................   2,287,794
  6,000,000   Canadian Imperial Bank 5.70%, Due 1/23/95 ..............   5,978,150
  2,000,000   Canadian Wheat Board 6.03%, Due 1/17/95 ................   1,994,305
  1,500,000   Canadian Wheat Board 6.03%, Due 1/27/95 ................   1,493,216
  6,500,000   Commercial Credit Company 5.90%, Due 1/23/95 ...........   6,475,498
  2,900,000   Consolidation Coal Company 6.00%, Due 1/10/95 ..........   2,895,167
  3,300,000   Consolidation Coal Company 5.87%, Due 1/20/95 ..........   3,289,239
  3,300,000   Cooperative Financing Corp. 5.07%, Due 1/03/95 .........   3,298,433
  4,700,000   Copley Financing Company 5.72%, Due 1/04/95 ............   4,697,013
  4,400,000   Enterprise Funding Corporation 6.08%, Due 1/27/95 ......   4,379,936
  2,300,000   Exxon Funding 5.90%, Due 1/04/95 .......................   2,298,492
    300,000   Ford Motor Credit Company 6.00%, Due 1/13/95 ...........     299,350
    600,000   Ford Motor Credit Company 6.05%, Due 1/19/95 ...........     598,084
  3,600,000   Ford Motor Credit Company 6.00%, Due 1/23/95 ...........   3,586,200
    700,000   Ford Motor Credit Company 6.05%, Due 2/03/95 ...........     696,000
  5,600,000   General Electric Capital Corp 5.87%, Due 2/28/95 .......   5,546,127
  6,500,000   Goldman Sachs Group L P 6.03%, Due 2/10/95 .............   6,455,360
  2,301,000   HMO Funding Inc. 6.04%, Due 1/09/95 ....................   2,297,525
  4,000,000   HMO Funding Inc. 6.12%, Due 1/13/95 ....................   3,991,160
  3,000,000   Heller International Corp. 5.83%. Due 1/26/95 ..........   2,987,368
  3,200,000   Heller International Corp. 6.00%, Due 1/18/95 ..........   3,190,400
  4,900,000   Household Finance Corp. 6.00%, Due 1/20/95 .............   4,883,665
  2,700,000   J.C. Penney & Co Funding Corp. 5.75%, Due 1/17/95 ......   2,692,669
  2,800,000   J.C. Penney & Co Funding Corp. 5.76%, Due 1/17/95 ......   2,792,383
  3,000,000   Merrill Lynch & Company Inc. 5.75%, Due 1/12/95 ........   2,994,251
  3,500,000   Merrill Lynch & Company Inc. 5.75%, Due 2/14/95 ........   3,474,844
  4,000,000   Met Life Funding Inc. 5.75%. Due 1/27/95 ...............   3,982,750
  2,600,000   Met Life Funding Inc. 5.90%, Due 2/07/95 ...............   2,583,808
  4,917,000   Midwest Funding Corp. 6.28%. Due 7/01/22 (e) ...........   4,942,135
  3,500,000   Norwest Financial Inc. 5.08%, Due 2/15/95 ..............   3,474,061
  7,000,000   PHH Corp. 5.97%, Due 1/31/95 ...........................   6,964,014
  4,200,000   Paccar Financial Group 5.82%, Due 2/22/95 ..............   4,164,013
  1,600,000   Prudential Home Mortgage Corp 5.76%, Due 2/16/95 .......   1,587,968
  1,000,000   Sanwa Business Credit 5.89%, Due 1/13/95 ...............     997,874
  1,200,000   Sanwa Business Credit 6.10%, Due 1/17/95 ...............   1,196,544
  5,000,000   Sanwa Business Credit 6.00%, Due 1/24/95 ...............   4,980,000

                       See notes to financial statements.

                             MONEY MARKET PORTFOLIO

                                DECEMBER 31, 1994

                                                                                              PERCENT OF
         PRINCIPAL                                                                 VALUE      NET ASSETS
         ---------                                                                 -----      ----------
                    COMMERCIAL PAPER--(CONTINUED)
        $2,000,000  Seagram (Joseph) & Sons Inc. 6.00%, Due 1/09/95 .....   $    1,997,000
         1,100,000  Texas Department of Commerce 6.06%, Due 1/05/95 .....        1,099,074
         4,400,000  Transamerica Finance Group Inc. 5.75%, Due 1/10/95 ..        4,392,973
         3,000,000  United Merchants Finance Ltd 5.85%, Due 2/22/95 .....        2,974,163
         5,000,000  Weyerhaueser Mortgage Company 5.89%, Due 1/05/95 ....        4,995,910
           900,000  Xerox Credit Corp. 5.95%, Due 1/20/95 ...............          897,025
                                                                              ------------
                     Total Commercial Paper (cost $161,333,434) .........      161,333,434      99.89%
                                                                              ------------     ------

                    GOVERNMENT AGENCY OBLIGATIONS
           200,000  Federal Home Loan Mortgage Corp. 5.85%, .............
                      Due 1/13/95 (cost $199,578) .......................          199,578       0.12%
                                                                              ------------     ------
                    Total investments (cost $161,533,012) ...............     $161,533,012     100.01%
                    Liabilities in Excess of Other Assets ...............          (23,220)     (0.01)%
                                                                              ------------     ------
                    Net Assets ..........................................     $161,509,792     100.00%
                                                                              ============     ======

         ------------
         (e) This interest rate is subject to change periodically based on the greater of the 30 or 90 day Federal composite rate. This instrument resets on a weekly basis. The rate shown was in effect as of December 31, 1994.




                       See notes to financial statements.

                                HIGH QUALITY BOND

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31,1994



                                      ASSETS

         Investments, at value (cost $153,594,290) ..........   $148,149,543
         Interest receivable ................................      2,044,737
         Receivable from securities lending .................          2,888
                                                                ------------
               Total assets .................................    150,197,168
                                                                ------------
                                   LIABILITIES
         Deposit for securities loaned ......................      6,120,000
         Due to advisor .....................................         10,172
         Accrued expenses:
            Investment advisory fees ........................         44,972
            Custody fees ....................................          5,979
            Professional fees ...............................         15,612
            Printing fees ...................................          2,000
            Miscellaneous fees ..............................          2,217
                                                                ------------
               Total liabilities ............................      6,200,952
                                                                ------------
         Net assets .........................................   $143,996,216
                                                                ============
         Net assets consist of:
            Paid-in capital .................................   $149,440,963
            Net unrealized depreciation on investments ......     (5,444,747)
                                                                ------------
               Total net assets .............................   $143,996,216
                                                                ============


                       See notes to financial statements.

                                HIGH QUALITY BOND

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1994


         Investment income:
            Interest income .................................   $10,722,903
                                                                -----------
         Expenses:
            Investment advisory fees (Note 3) ...............       607,967
            Custodian fees ..................................        62,821
            Professional fees ...............................        37,891
            Printing fees ...................................         2,000
            Miscellaneous fees ..............................         4,345
                                                                -----------
                                                                    715,024
         Expenses waived by the investment advisor ..........        20,204
                                                                -----------
               Total expenses ...............................       694,820
                                                                -----------
         Net investment income ..............................    10,028,083
                                                                -----------
         Net realized and unrealized losses on investments:
            Net realized losses on investments ..............    (2,474,325)
            Net unrealized depreciation on investments ......    (5,444,747)
                                                                -----------
         Net realized and unrealized losses on investments ..    (7,919,072)
                                                                -----------
         Net increase in net assets resulting from
            operations.......................................   $ 2,109,011
                                                                ===========




                       See notes to financial statements.

                                HIGH QUALITY BOND

                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1994

         From operations:
            Net investment income .........................................   $ 10,028,083
            Net realized losses on investments ............................     (2,474,325)
            Net unrealized depreciation on investments ....................     (5,444,747)
                                                                              ------------
            Net increase in net assets resulting from operations ..........      2,109,011
                                                                              ------------
         From capital transactions:
            Proceeds from capital invested ................................    324,614,137
            Value of capital withdrawn ....................................    182,726,932
                                                                              ------------
         Net increase in net assets resulting from capital transactions ...    141,887,205
                                                                              ------------
         Net increase in net assets .......................................    143,996,216
         Net assets:
            Beginning of year .............................................             --
                                                                              ------------
            End of year ...................................................   $143,996,216
                                                                              ============


                       See notes to financial statements.

                           HIGH QUALITY BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 1994

                                                                                                  PERCENT OF
        PRINCIPAL                                                                   VALUE         NET ASSETS
        ---------                                                                   -----         ----------
                   TIME DEPOSITS
    $     345,041  First National Bank of Boston, Nassau 5.80%,
                     Due 1/10/95(d) .........................................  $   345,097
          764,794  First National Bank of Boston, Nassau 5.11%,
                     Due 1/23/95(d) .........................................      764,902
          345,041  First National Bank of Boston. Nassau 5.83%,
                     Due 1/27/95(d) .........................................      345,097
        1,033,415  Fleet National Bank, Grand Cayman 6.25%,
                     Due 1/03/95(d) .........................................    1,033,593
        2,000,000  Fuji Bank LTD, Grand Cayman 5.875%,
                     Due 2/02/95(d) .........................................    2,000,324
          725,204  Harris Bank, Nassau 6.05%, Due 1/17/95(d) ................      725,325
          906,505  Harris Bank, Nassau 5.9375%, Due 2/02/95(d) ..............      906,653
                                                                                ---------
                     Total Time Deposits (cost $6,120,991) ..................    6,120,991        4.25%
                                                                                ---------        -----

                   REPURCHASE AGREEMENT
         903,670   Repurchase Agreement with Prudential Securities, dated
                     12/30/94, 5.65%. proceeds at maturity $904,237, Due
                     1/03/95 (collateralized by Federal Home Loan
                     Mortgage Corp., 7.00% to 9.00%, Due 12/15/20 to
                     1/15/24 and Federal National Mortgage Association,
                     Due 12/01/00 to 11/25/23, with a market value of
                     $921,755) (cost $903,812) ..............................     903,812         0.63%
                                                                                ---------        -----

                   CORPORATE BONDS AND NOTES
                   -------------------------
                   AUTO
       2,000,000   General Motors Acceptance Corp. 9.25%, Due 6/08/95 .......   2,018,818
       2,000,000   General Motors Acceptance Corp. 8.875%, Due 1/09/95 ......   2,001,658
         932,318   Chrysler Financial Corp. 8.65%, Due 10/15/96 .............     933,147
                                                                                ---------
                     Total Auto .............................................   4,953,623         3.44%
                                                                                ---------        -----

                   BANKING
       2,000,000   Korea Development Bank 8.90%, Due 3/12/96 ................   2,018,198
       3,000,000   Korea Development Bank 7.73%, Due 5/05/97 ................   2,952,807
         318,344   Rochester Community Savings Bank 7.75%, Due 11/15/96 .....     317,707
         327,491   Rochester Community Savings Bank 6.70%. Due 4/15/97 ......     325,647
       3,000,000   First Hawaiian Bank Medium Term Note, Due 11/20/96 .......   2,954,844
       5,000,000   Discover Card Master Trust 5.40%, Due 11/16/01 ...........   4,545,145
       5,000,000   Peoples' Bank Credit Card Trust 4.80%, Due 12/15/99 ......   4,800,595
       3,975,825   Fleet Finance 8.45%, Due 4/15/06 .........................   3,996,535
         612,309   Shawmut REMIC Trust 6.40%, Due 9/15/96 ...................     578,551
         697,657   Security Pacific Home Equity Loan 1991-2 8.10%,
                     Due 6/15/20 ............................................     693,442
      4,166,667    Signet Credit Card Trust 1990-1 9.00%, Due 6/15/97 .......   4,193,371
      5,000,000    Euro Credit Card Trust 9.50%, Due 11/10/96 ...............   5,068,750
      1,440,144    Tax Collection Trust 5.45%, Due 6/15/97 ..................   1,436,067
                                                                               ----------
                     Total Banking ..........................................  33,881,659        23.53%
                                                                               ----------        -----

                   BANKING EQUITY
      4,000,000    First Chicago Master Trust II 1990-A 9.25%, Due 12/15/96 .   4,031,236
      1,154,591    Chemical Financial Acceptance Corp. 9.40%, Due 3/17/97 ...   1,162,880
        404,826    First Interstate Of California 8.90%, Due 11/15/97 .......     403,599
      2,000,000    First Chicago Master Trust 6.25%, Due 8/15/99 ............   1,909,818
                                                                                ---------
                     Total Banking Equity ...................................   7,507,533         5.21%
                                                                                ---------        -----


                       See notes to financial statements.

                           HIGH QUALITY BOND PORTFOLIO

                                DECEMBER 31, 1994

                                                                                                   PERCENT OF
         PRINCIPAL                                                                 VALUE           NET ASSETS
         ---------                                                                 -----           ----------
                    FINANCE
      $  2,000,000  Associates Corp 9.05%, Due 3/20/98 ....................  $    2,035,878
         5,000,000  Lehman Brothers Inc. 7.625%, Due 8/01/98 ..............       4,744,300
         5,000,000  National Credit Card Trust 1989 9.45%, Due 12/31/97....       5,106,695
         5.000,000  Salomon Brothers Medium Term Note 6.42%,
                      Due 1/15/96 .........................................       4,907,395
         2,000,000  US Leasing International Notes 8.78%, Due 4/11/95 .....       2,003,148
           725,000  Lehman Medium Term Note 6.08%, Due 7/08/98 ............         664,085
         4,001,230  Chemical Financial Acceptance Corp. 9.25%,
                      Due 5/15/98 .........................................       4,079,970
            74,115  Chase Lincoln Grantor Trust 7.75%, Due 6/15/97 ........          73,900
           750,973  Merrill Lynch Mortgage Investors 10.10%,
                      Due 11/15/07 ........................................         782,236
         1,275,569  Merrill Lynch Mortgage Investors 10.35%, Due 5/15/09...       1,353,773
           779,214  Merrill Lynch Mortgage Investors 9.40%, Due 9/15/09....         804,483
         1.623,883  Merrill Lynch Mortgage Investors 9.00%, Due 7/15/11....       1,647,768
         2,970,468  Resolution Trust Corp. 6.77%, Due 7/25/25 .............       2,798,353
                                                                               ------------
                      Total Finance .......................................      31,001,984        21.53%
                                                                               ------------        -----

                    INSURANCE
         1,000,000  New York Life Funding 9.25%, Due 5/15/95 ..............       1,010,031
           572,790  Central Life Assurance 9.00%, Due 11/01/96 ............         575,410
                                                                               ------------
                      Total Insurance .....................................       1,585,441         1.10%
                                                                               ------------        -----

                    MOTOR VEHICLES & EQUIPMENT
           258,907  Select Autos 7.65%, Due 7/15/96 .......................         258,184
         4,040,475  Ford Motor 6.27%, Due 1/02/00 .........................       3,945,528
                                                                               ------------
                      Total Motor Vehicles & Equipment ....................       4,203,712         2.92%
                                                                               ------------        -----

                    RETAIL
         2,000,000  Sears Euro Accounts Receivable Trust 9.75%,
                      Due 4/15/95 .........................................       2,013,750
         6,000,000  Sears Credit Account 5.90%, Due 11/16/98(a) ...........       5,925,000
                                                                               ------------
                      Total Retail ........................................       7,938,750         5.51%
                                                                               ------------        -----

                    REAL ESTATE
         1,337,668  Daiwa Home Equity Loans 7.875%, Due 11/25/19 ..........       1,327,287
         2,397,428  Travelers Mortgage 12.00%, Due 3/01/14 ................       2,579,534
           184,384  US Home Equity Loan 9.25%, Due 1/15/21 ................         185,549
         1,313,890  US Home Equity Loan 8.50%, Due 4/15/21 ................       1,317,659
                                                                               ------------
                      Total Real Estate ...................................       5,410,029         3.76%
                                                                               ------------        -----

                    SECURITY & COMMODITY BROKERS/DEALERS
         6,000,000  Bear Stearns 7.625%, Due 9/15/99 ......................       5,743,788
         4,650,000  Morgan Stanley 7.32%, Due 1/15/97 .....................       4,559,358
                      Total Security & Commodity Brokers/Dealers ..........      10,303,146         7.16%
                                                                               ------------        -----
                      Total Corporate Bonds and Notes (cost $111,200,510)..     106,785,877        74.16%
                                                                               ------------        -----

                    U.S. GOVERNMENT SECURITIES
         5,000,000  U.S. Treasury Note 5.875%. Due 3/31/99
                      (cost $4,662,1 17) ..................................       4,645,305         3.22%
                                                                               ------------        -----






                       See notes to financial statements.

                          HIGH QUALITY BOND PORTFOLIO

                               DECEMBER 31, 1994

                                                                                                PERCENT OF
         PRINCIPAL                                                                  VALUE       NET ASSETS
         ---------                                                                  -----       ----------
                    U.S. GOVERNMENT AGENCY
       $ 3,936,778  Guaranteed Export Certificates 4.813%, Due 12/15/98 ....    $  3,768,508
         5,000,000  ITT Floorplan Receivables Master Trust, Due 2/15/01 ....       4,950,000
            82,385  Federal Home Loan Mortgage Corp. 5.25%,
                      Due 7/01/97 ..........................................          81,307
         1,040,481  Federal Home Loan Mortgage Corp., Due 3/01/13 ..........       1,013,490
         1,157,397  Federal Home Loan Mortgage Corp. 7.00%,
                      Due 1/01/18 ..........................................       1,100,649
         4,299,008  Federal Home Loan Mortgage Corp. 9.00%,
                      Due 10/01/05 .........................................       4,312,459
         1,861,066  Federal Home Loan Mortgage Corp. 7.50%,
                      Due 3/01/08 ..........................................       1,811,895
         1,494,583  Federal National Mortgage Association 6.75%,
                      Due 2/01/03 ..........................................       1,458,607
           718,830  Federal National Mortgage Association 7.00%,
                      Due 4/01/04 ..........................................         699,198
           287,391  Federal Agricultural Mortgage Corp. 5.25%,
                      Due 2/25/98 ..........................................         284,654
         2,814,818  Federal National Mortgage Association 8.00%,
                      Due 7/25/97 ..........................................       2,806,427
         1,257,446  Federal Home Loan Mortgage Corp. REMIC Series
                      MH-1 10.15%, Due 4/15/06 .............................       1,280,619
         5,950,000  Midstate Trust II A3 9.35%, Due 4/01/98 ................       6,125,745
                                                                                ------------
                      Total U.S. Government Agency (cost $30,706,860) ......      29,693,558       20.62%
                                                                                ------------      ------
                      Total investments (cost $153,594,290) ................    $148,149,543      102.88%
                      Liabilities in Excess of Other Assets ................      (4,153,327)      (2.88)%
                                                                                ------------      ------
                      Net Assets ...........................................    $143,996,216      100.00%
                                                                                ============      ======

         The aggregate cost of securities for federal income tax purposes at December 31,1994 is $153,594,290.

         The following amount is based on costs for federal income tax purposes:

                    Aggregate gross unrealized appreciation ................    $       573
                    Aggregate gross unrealized depreciation ................     (5,445,320)
                                                                                -----------
                    Net unrealized depreciation ............................    $(5,444,747)
                                                                                ===========

         ---------------
         (a)  All or part of this security is on loan.
         (d)  Collateral for securities on loan.





                       See notes to financial statements.

                          INTERMEDIATE GOVERNMENT BOND

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1994

                             ASSETS
         Investments, at value (cost $94,413,587) .....  $89,703,507
         Cash .........................................        8,146
         Interest receivable ..........................    1,225,487
         Receivable from securities lending ...........        3,347
                                                         -----------
               Total assets ...........................   90,940,487
                                                         -----------
                            LIABILITIES
         Deposit for securities loaned ................    4,250,000
         Payable for securities purchased .............          339
         Due to advisor ...............................        3,211
         Accrued expenses:
           Investment advisory fees ...................       26,908
           Custody fees ...............................        4,858
           Professional fees ..........................       13,471
           Printing fees ..............................        2,000
           Miscellaneous fees .........................          960
                                                         -----------
               Total liabilities ......................    4,301,747
                                                         -----------
         Net assets ...................................  $86,638,740
                                                         ===========
         Net assets consist of:
            Paid-in capital ...........................  $91,348,820
            Net unrealized depreciation on
             investments ..............................   (4,710,080)
                                                         -----------
             Total net assets .........................  $86,638,740
                                                         ===========



                       See notes to financial statements.

                          INTERMEDIATE GOVERNMENT BOND

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1994

         Investment income:
            Interest income ......................................   $4,319,969
                                                                     ----------
         Expenses:
            Investment advisory fees (Note 3) ....................      246,814
            Custodian fees .......................................       30,987
            Professional fees ....................................       32,772
            Printing fees ........................................        2,000
            Miscellaneous fees ...................................        1,808
                                                                     ----------
                                                                        314,381
         Expenses waived by the investment advisor................       32,308
                                                                     ----------
               Total expenses ....................................      282,073
                                                                     ----------
         Net investment income ...................................    4,037,896
                                                                     ----------
         Net realized and unrealized losses on investments:
            Net realized losses on investments ...................     (286,190)
            Net decrease in unrealized depreciation on
             investments .........................................   (4,710,080)
                                                                     ----------
         Net realized and unrealized losses on investments .......   (4,996,270)
                                                                     ----------
         Net decrease in net assets resulting from operations ....   $ (958,374)
                                                                     ==========









                       See notes to financial statements.

                          INTERMEDIATE GOVERNMENT BOND

                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1994

       From operations:
            Net investment income .....................................   $  4,037,896
            Net realized losses on investments ........................       (286,190)
            Net unrealized depreciation on investments ................     (4,710,080)
                                                                          ------------
            Net decrease in net assets resulting from operations ......       (958,374)
                                                                          ------------
         From capital transactions:
            Proceeds from capital invested ............................    118,805,465
            Value of capital withdrawn ................................     31,208,351
                                                                          ------------
         Net increase in net assets resulting from capital
            transactions ..............................................     87,597,114
                                                                          ------------
         Net increase in net assets ...................................     86,638,740
         Net assets:
            Beginning of year .........................................             --
                                                                          ------------
            End of year ...............................................   $ 86,638,740
                                                                          ============


                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                DECEMBER 31, 1994

                                                                                                      PERCENT OF
        PRINCIPAL                                                                     VALUE           NET ASSETS
        ---------                                                                     -----           ----------
                    TIME DEPOSITS
        $   48,223  First National Bank of Boston, Nassau 5.80%,
                      Due 1/10/95(d) ...........................................  $    48,231
           302,773  First National Bank of Boston, Nassau 5.11%,
                      Due 1/23/95(d) ...........................................      302,815
            48,223  First National Bank of Boston, Nassau 5.83%,
                      Due 1/27/95(d) ...........................................       48,231
           717,650  Fleet National Bank, Grand Cayman 6.25%,
                      Due 1/03/95(d) ...........................................      717,773
         2,000,000  Fuji Bank LTD, Grand Cayman 5.875%,
                      Due 2/02/95(d) ...........................................    2,000,322
           503,614  Harris Bank, Nassau 6.05%, Due 1/17/95(d) ..................      503,697
           629,517  Harris Bank, Nassau 5.9375%, Due 2/02/95(d) ................      629,619
                                                                                  -----------
                         Total Time Deposits (cost $4,250,688) .................    4,250,688               4.90%
                                                                                  -----------              -----
                    REPURCHASE AGREEMENT
            92,928  Repurchase Agreement with Prudential Securities, Dated
                      12/30/94, 5.65%, proceeds at maturity $92,987, Due
                      1/03/95 (collateralized by Federal Home Loan
                      Mortgage Corp., 7.00% to 9.00%, Due 12/15/20 to
                      1/15/24 and Federal National Mortgage Association,
                      1.94% to 10.50%, Due 12/01/00 to 11/25/23, with a
                      market value of $94,783) (cost $92,943) ..................       92,943               0.11%
                                                                                  -----------              -----
                    GOVERNMENT AGENCY OBLIGATIONS
         3,200,000  Federal Farm Credit Bank 5.75%, Due 1/30/95 ................    3,184,666
         1,200,000  Federal Home Loan Mortgage Corp. 5.58%,
                      Due 1/05/95 ..............................................    1,199,070
           100,000  Federal Home Loan Mortgage Corp. 5.55%,
                      Due 1/06/95 ..............................................       99,908
         2,800,000  Federal Home Loan Mortgage Corp. 5.85%,
                      Due 1/13/95 ..............................................    2,794,085
           300,000  Federal Home Loan Mortgage Corp. 5.59%,
                      Due 1/24/95 ..............................................      298,882
         1,400,000  Federal Home Loan Mortgage Corp. 5.73%,
                      Due 1/30/95 ..............................................    1,393,315
           150,000  Federal Home Loan Mortgage Corp. 5.85%.
                      Due 1/31/95 ..............................................      149,244
         1,500,000  Federal Home Loan Mortgage Corp. 5.75%,
                      Due 2/02/95 ..............................................    1,492,094
           540,000  Federal Home Loan Mortgage Corp. 5.95%,
                      Due 2/10/95 ..............................................      536,341
         2,200,000  Federal National Mortgage Association 5.88%,
                      Due 1/05/95 ..............................................    2,198,203
           600,000  Federal National Mortgage Association 5.88%,
                      Due 1/12/95 ..............................................      598,825
           300,000  Federal National Mortgage Association 5.90%,
                      Due 1/17/95 ..............................................      299,164
                                                                                  -----------
                         Total Short-term Obligations (cost $14,243,797) .......   14,243,797               16.44%
                                                                                  -----------               -----


                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                                DECEMBER 31, 1994

                                                                                                              PERCENT OF
PRINCIPAL                                                                                     VALUE           NET ASSETS
---------                                                                                     -----           ----------
                 MORTGAGE BACKED SECURITIES
$  444,202       Government National Mortgage Association. 6.50%,
                   Due 11/15/08 .........................................................  $   405,612
   549,543       Government National Mortgage Association. 6.50%,
                   Due 10/15/08 .........................................................      501,801
   214,715       Government National Mortgage Association. 6.50%,
                   Due 11/15/08 .........................................................      196,062
   466,377       Government National Mortgage Association. 7.00%,
                   Due 11/15/08 .........................................................      425,860
   273,511       Government National Mortgage Association. 6.50%,
                   Due 9/15/08 ..........................................................      249,750
   894,177       Government National Mortgage Association. 6.50%,
                   Due 11/15/08 .........................................................      816,495
   839,447       Government National Mortgage Association. 6.50%,
                   Due 11/15/08 .........................................................      766,520
  922,808        Government National Mortgage Association. 6.50%,
                   Due 10/15/08 .........................................................      842,639
   15,375        Government National Mortgage Association. 7.50%,
                   Due 4/15/02 ..........................................................       14,702
  626,123        Government National Mortgage Association. 7.50%,
                   Due 9/15/07 ..........................................................      598,730
  227,334        Government National Mortgage Association. 7.50%,
                  Due 8/15/07 ...........................................................      217,388
  879,913        Government National Mortgage Association. 7.50%,
                  Due 8/15/07 ...........................................................      841,416
   42,132        Government National Mortgage Association. 7.50%,
                  Due 6/15/07 ...........................................................       40,288
   19,511        Government National Mortgage Association. 7.50%,
                  Due 7/15/07 ...........................................................       18,657
  442,204        Government National Mortgage Association. 7.50%,
                  Due 8/15/07 ...........................................................      422,858
  693,019        Government National Mortgage Association. 7.50%,
                  Due 8/15/07 ...........................................................      662,700
  187,750        Government National Mortgage Association. 7.50%,
                  Due 8/15/07 ...........................................................      179,536
  723,504        Government National Mortgage Association. 7.50%,
                  Due 8/15/07 ...........................................................      691,851
  805,155        Government National Mortgage Association. 7.50%,
                  Due 8/15/07 ...........................................................      769,929
  623,779        Government National Mortgage Association. 7.50%,
                  Due 9/15/07 ...........................................................      596,489
  113,813        Government National Mortgage Association. 7.50%,
                  Due 9/15/07 ...........................................................      108,834
  601,271        Government National Mortgage Association. 7.50%,
                  Due 9/15/07 ...........................................................      574,965
   20,521        Government National Mortgage Association. 7.50%,
                  Due 8/15/07 ...........................................................       19,624
  458,521        Government National Mortgage Association. 7.50%,
                  Due 8/15/07 ...........................................................      438,461
                                                                                           -----------
                    Total Mortgage Backed Securities (cost $11,286,974) .................   10,401,167               12.01%
                                                                                           -----------               -----



                       See notes to financial statements.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

                                DECEMBER 31, 1994

                                                                                                            PERCENT OF
        PRINCIPAL                                                                           VALUE           NET ASSETS
        ---------                                                                           -----           ----------
                 U.S. GOVERNMENT SECURITIES
$ 6,500,000      U.S. Treasury Note 8.25%, Due 7/15/98 ..................................   $ 6,577,188
  1,000,000      U.S. Treasury Note 7.25%, Due 8/31/96 ..................................       994,061
  2,000,000      U.S. Treasury Note 7.50%, Due 11/15/01 .................................     1,963,122
  2,000,000      U.S. Treasury Note 4.375%, Due 8/15/96 .................................     1,903,122
  3,000,000      U.S. Treasury Note 5.75%, Due 8/15/03 ..................................     2,607,183
  5,000,000      U.S. Treasury Note 5.125%, Due 3/31/96 .................................     4,857,805
 15,000,000      U.S. Treasury Note 6.875%, Due 7/31/99 .................................    14,446,875
  5,500,000      U.S. Treasury Note 8.875%, Due 5/15/00 .................................     5,752,648
  3,310,000      U.S. Treasury Note 8.50%, Due 8/15/95 ..................................     3,337,923
  6,000,000      U.S. Treasury Note 8.50%, Due 11/15/00(a) ..............................     6,187,500
                                                                                            -----------
                    Total U.S. Government Securities (cost $51,777,839) .................    48,627,427       56.13%
                                                                                            -----------      ------
                 U.S. GOVERNMENT AGENCY
  3,000,000      Federal Home Loan Mortgage Corp. 6.50%,
                  Due 2/15/21 ...........................................................     2,609,187
  5,000,000      Federal Home Loan Mortgage Corp. 6.50%,
                  Due 12/15/21 ..........................................................     4,313,145
  2,000,000      Federal Home Loan Mortgage Corp., Due 2/15/24 ..........................     1,977,418
  1,845,813      Federal Home Loan Mortgage Corp. GNMA,
                  Due 8/25/23 ...........................................................     1,760,793
  1,477,688      Federal National Mortgage Association, Due 9/25/08 .....................     1,426,942
                                                                                            -----------
                    Total U.S. Government Agency (cost $12,761,346) .....................    12,087,485       13.95%
                                                                                            -----------      ------
                 Total investments (cost $94,413,587) ...................................   $89,703,507      103.54%
                 Liabilities in Excess of Other Assets ..................................    (3,064,767)      (3.54)%
                                                                                            -----------      ------
                 Net Assets .............................................................   $86,638,740      100.00%
                                                                                            ===========      ======

        The aggregate cost of securities for federal income tax purposes at December 31, 1994 is $94,413,587.

        The following amount is based on costs for federal income tax purposes:
                 Aggregate gross unrealized appreciation ................................  $     7,725
                 Aggregate gross unrealized depreciation ................................   (4,717,805)
                                                                                           -----------
                 Net unrealized depreciation ............................................  $(4,710,080)
                                                                                           -----------

---------------
(a)     All or part of this security is on loan.
(d)     Collateral for securities on loan.


                       See notes to financial statements.

                           GOVERNMENT/CORPORATE BOND

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1994


                                     ASSETS

Investments, at value (cost $277,120,705) ......................   $263,659,048
Cash ...........................................................          3,818
Interest receivable ............................................      3,963,839
Receivable from securities lending .............................          2,313
                                                                   ------------
       Total assets ............................................    267,629,018
                                                                   ------------

                                   LIABILITIES

Deposit for securities loaned ..................................     12,971,797
Payable for securities purchased ...............................      7,558,906
Due to advisor .................................................         17,053
Accrued expenses:
   Investment advisory fees ....................................         68,715
   Custody fees ................................................          5,399
   Professional fees ...........................................         16,827
   Printing fees ...............................................          2,000
   Miscellaneous fees ..........................................          2,929
                                                                   ------------
       Total liabilities .......................................     20,643,626
                                                                   ------------
Net assets .....................................................   $246,985,392
                                                                   ============
Net assets consist of:
   Paid-in capital .............................................   $260,447,049
   Net unrealized depreciation on investments ..................    (13,461,657)
                                                                   ------------
       Total net assets ........................................   $246,985,392
                                                                   ============


                       See notes to financial statements.

                           GOVERNMENT/CORPORATE BOND

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1994


Investment income:
   Interest income .............................................   $13,712,333
                                                                   -----------
Expenses:
   Investment advisory fees (Note 3) ...........................       776,654
   Custodian fees ..............................................        73,080
   Professional fees ...........................................        40,568
   Printing fees ...............................................         2,000
   Miscellaneous fees ..........................................         5,678
                                                                   -----------
                                                                       897,980
Expenses waived by the investment advisor ......................        10,376
                                                                   -----------
      Total expenses ...........................................       887,604
                                                                   -----------
Net investment income ..........................................    12,824,729
                                                                   -----------
Net realized and unrealized losses on investments:
   Net realized losses on investments ..........................    (5,306,941)
   Net unrealized depreciation on investments ..................   (13,461,657)
                                                                   -----------
Net realized and unrealized losses on investments ..............   (18,768,598)
                                                                   -----------
Net decrease in net assets resulting from operations ...........   $(5,943,869)
                                                                   ===========


                       See notes to financial statements.

                           GOVERNMENT/CORPORATE BOND

                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1994

From operations:
   Net investment income ......................................    $ 12,824,729
   Net realized losses on investments ..........................     (5,306,941)
   Net unrealized depreciation on investments ..................    (13,461,657)
                                                                   ------------
   Net decrease in net assets resulting from operations ........     (5,943,869)
                                                                   ------------
From capital transactions:
   Proceeds from capital invested ..............................    292,110,188
   Value of capital withdrawn ..................................     39,180,927
                                                                   ------------
Net increase in net assets resulting from capital
  transactions .................................................    252,929,261
                                                                   ------------
Net increase in net assets .....................................    246,985,392
Net assets:
   Beginning of year ...........................................             --
                                                                   ------------
   End of year .................................................   $246,985,392
                                                                   ============


                       See notes to financial statements.

                    GOVERNMENT/CORPORATE BOND FUND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1994

                                                                                                    PERCENT OF
        PRINCIPAL                                                                     VALUE         NET ASSETS
        ---------                                                                     -----         ----------

                         TIME DEPOSITS
        $  159,925       First National Bank of Boston, Nassau 5.80%,
                           Due 1/10/95(d) ......................................   $   159,950
         2,498,015       First National Bank of Boston, Nassau 5.11%,
                           Due 1/23/95(d) ......................................     2,498,371
           159,924       First National Bank of Boston, Nassau 5.83%,
                           Due 1/27/95(d) ......................................       159,950
         2,190,400       Fleet National Bank, Grand Cayman 6.25%,
                           Due 1/03/95(d) ......................................     2,190,780
         4,000,000       Fuji Bank LTD, Grand Cayman 5.875%,
                           Due 2/02/95(d) ......................................     4,000,653
         1,537,123       Harris Bank, Nassau 6.05%, Due 1/17/95(d) .............     1,537,383
         2,426,403       Harris Bank, Nassau 5.9375%, Due 2/02/95(d) ...........     2,426,803
                                                                                   -----------
                                 Total Time Deposits (cost $12,973,890) ........    12,973,890          5.25%
                                                                                   -----------         -----

                         COMMERCIAL PAPER
           600,000       American Express Company 5.80%, Due 1/13/95 ...........       598,743
         2,000,000       Avco Financial Services, Ltd 6.00%, Due 1/10/95 .......     1,996,667
         1,000,000       Avco Financial Services, Ltd 6.10%, Due 1/10/95 .......       998,306
         1,000,000       Avco Financial Services, Ltd 6.10%, Due 1/17/95 .......       997,119
         1,200,000       CIT Group Holdings 5.97%, Due 2/01/95 .................     1,193,632
         2,000,000       Commercial Credit Company 5.90%, Due 1/23/95 ..........     1,992,461
         1,200,000       Consolidation Coal Company 6.00%, Due 1/10/95 .........     1,198,000
         4,600,000       Consolidation Coal Company 5.87%, Due 1/20/95 .........     4,584,999
           700,000       Copley Financing Corporation 5.95%, Due 2/01/95 .......       696,298
         1,600,000       Enterprise Funding Corporation 6.08%, Due 1/27/95 .....     1,592,704
           600,000       Exxon Funding 5.90%, Due 1/04/95 ......................       599,606
           757,000       Midwest Funding Corp. 6.28%, Due 7/01/22(e) ...........       760,870
         5,000,000       PHH Corp. 6.00%, Due 1/05/95 ..........................     4,995,833
         1,300,000       Prudential Home Mortgage Corp 5.76%, Due 2/16/95 ......     1,290,224
         1,300,000       Sanwa Business Credit 6.10%, Due 1/17/95 ..............     1,296,256
                                                                                   -----------
                                 Total Commercial Paper (cost $24,791,718) .....    24,791,718         10.04%
                                                                                   -----------         -----

                         REPURCHASE AGREEMENT
            88,848       Repurchase Agreement with Prudential Securities,
                           dated 12/30/94, 5.65% proceeds at maturity
                           $88,904, Due 1/03/95 (collateralized by Federal
                           Home Loan Mortgage Corp., 7.00% to 9.00%,
                           Due 12/15/20 to 1/15/24 and Federal National
                           Mortgage Association. 1.94% to 10.50%,
                           Due 12/01/00 to 11/25/23, with a market value of
                           $90,619) (cost $88,862) .............................        88,862          0.04%
                                                                                   -----------         -----


                       See notes to financial statements.

                    GOVERNMENT/CORPORATE BOND FUND PORTFOLIO
                     PORTFOLIO OF INVESTMENTS--(CONTINUED)
                               DECEMBER 31, 1994

                                                                                                        PERCENT OF
        PRINCIPAL                                                                     VALUE             NET ASSETS
        ---------                                                                     -----             ----------

                         CORPORATE BONDS AND NOTES
                         BANKING
        $ 4,000,000      Bank of New York 6.50%, Due 12/01/03 ..................   $ 3,464,336
          5,000,000      Boeing Company 8.625%, Due 11/15/31 ...................     4,980,360
          6,000,000      Interamerican Development Bank 8.40%,
                           Due 09/01/09 ........................................     6,131,040
          5,000,000      Chase Manhattan Co  6.05%, Due 1/15/09 ................     4,050,000
                                                                                   -----------
                                 Total Banking .................................    18,625,736              7.54%
                                                                                   -----------              ----

                         BANKING EQUITY
          5,000,000      Wells Fargo & Co 8.18%, Due 9/11/95 ...................     5,018,750              2.03%
                                                                                   -----------              ----

                         BEVERAGES
          5,000,000      Seagrams (Joseph E.) & Sons 9.65%, Due 8/15/18 ........     5,371,095              2.17%
                                                                                   -----------              ----

                         CIGARETTES
          5,000,000      RJR Nabisco Inc. MTN 8.30%, Due 4/15/99 ...............     4,801,240              1.94%
                                                                                   -----------              ----

                         CONSTRUCTION
          5,000,000      International Bank Reconstruction & Development
                           8.875%, Due 3/01/26 .................................     5,231,390              2.12%
                                                                                   -----------              ----

                         CONSTRUCTION, MINING & MATERIAL
          4,000,000      Caterpillar Tractor 6.00%, Due 5/01/07 ................     3,202,028              1.30%
                                                                                   -----------              ----

                         CONSUMER GOODS & SERVICES
          4,000,000      Proctor & Gamble 9.36%, Due 1/01/21 ...................     4,347,332              1.76%
                                                                                   -----------              ----

                         FINANCE
          5,000,000      Paccar Financial Corp 5.52%, Due 9/03/96 ..............     4,813,895
          6,000,000      Hoechst-Celanese 7.125%, Due 3/15/09 ..................     5,285,394
          6,000,000      Discover Card Master Trust 5.40%, Due 11/16/01 ........     5,454,174
          5,000,000      Discover Card Master Trust 1994.2 A -- 0%,
                           Due 10/16/04 ........................................     5,003,945
          5,000,000      Advanta Credit Card, Due 02/10/01 .....................     5,015,745
                                                                                   -----------
                                 Total Finance .................................    25,573,153              10.35%
                                                                                   -----------              -----

                         MEDICAL & OTHER HEALTH SERVICE
          5,000,000      Columbia Healthcare 7.50%, Due 12/15/23 ...............     4,264,480               1.73%
                                                                                   -----------              -----

                         MOTOR VEHICLES & EQUIPMENT
          5,000,000      Ford Motor 8.875%, Due 1/15/22 ........................     5,076,015
          5,000,000      General Electric Capital Corp 8.50%, Due 7/24/08 ......     5,096,395
          5,000,000      General Motors Acceptance 8.40%, Due 10/15/99 .........     4,956,630
                                                                                   -----------
                                 Total Motor Vehicles & Equipment ..............    15,129,040               6.13%
                                                                                   -----------              -----

                         OIL & GAS
          5,000,000      Atlantic Richfield 9.00%, Due 5/01/31 .................     5,096,315
          5,000,000      Occidental Petroleum 10.125%, Due 9/15/09 .............     5,395,800
          4,000,000      Texaco Capital 9.75%, Due 3/15/20 .....................     4,494,328
                                                                                   -----------
                                 Total Oil & Gas ...............................    14,986,443               6.07%
                                                                                   -----------              -----

                         PAPER & FOREST PRODUCTS
          7,000,000      Westvaco 10.125%, Due 6/01/19 .........................     7,509,747               3.04%
                                                                                   -----------              -----


                          See notes to financial statements.

                    GOVERNMENT/CORPORATE BOND FUND PORTFOLIO

                               DECEMBER 31, 1994

                                                                                                   PERCENT OF
 PRINCIPAL                                                                       VALUE             NET ASSETS
 ---------                                                                       -----             ----------
                 RETAIL SALES
$ 3,000,000      J.C. Penney & Co 9.375%, Due 2/01/98 .....................  $  3,004,848             1.22%
                                                                             ------------            -----
                 SCHOOL BUSES
  5,000,000      Laidlaw Inc. 7.70%, Due 8/15/02 ..........................     4,710,705             1.91%
                                                                             ------------            -----
                 SECURITY & COMMODITY BROKERS, DEALERS
  6,000,000      Morgan Stanley Group 9.875%, Due 5/01/95 .................     6,055,962             2.45%
                                                                             ------------            -----
                 UTILITIES--ELECTRIC
  5,000,000      Hydro-Quebec 8.50%, Due 12/01/29 .........................     4,703,595
  5,000,000      Hydro-Quebec 9.40%, Due 2/01/21 ..........................     5,193,495
  5,000,000      Texas Utilities Electric 7.875%, Due 4/01/24 .............     4,411,200
                                                                             ------------
                         Total Utilities-Electric .........................    14,308,290             5.79%
                                                                             ------------            -----

                         Total Corporate Bonds and Notes
                           (cost $153,112,667) ............................   142,140,239            57.55%
                                                                             ------------            -----
                 U.S. GOVERNMENT SECURITIES
  6,000,000      U.S. Treasury Bond 8.125%, Due 8/15/19 ...................     6,075,000
 10,000,000      U.S. Treasury Note 5.75%, Due 8/15/03(a) .................     8,690,610
 10,000,000      U.S. Treasury Note 6.00%, Due 6/30/96 ....................     9,784,360
 10,000,000      U.S. Treasury Note 7.875%, Due 11/15/04 ..................    10,028,110
 15,000,000      U.S. Treasury Note 7.75%, Due 11/30/99 ...................    14,943,750
                                                                             ------------

                 Total U.S. Government Securities
                   (cost $50,850,513) .....................................    49,521,830            20.05%
                                                                             ------------            -----

                 U.S. GOVERNMENT AGENCY
  5,000,000      Federal Home Loan Mortgage Corp. 6.00%,
                   Due 12/15/19 ...........................................     4,311,795
  3,140,013      Federal Home Loan Mortgage Corp. 4.50%,
                   Due 06/15/04 ...........................................     3,098,374
  4,194,614      Federal National Mortgage Association, Due 9/25/06 .......     4,050,567
  2,891,643      Federal National Mortgage Association, Due 12/25/18 ......     2,631,537
  3,676,825      Federal National Mortgage Association, Due 08/25/23 ......     3,192,289
  5,280,138      Federal Home Loan Mortgage Corp., Due 9/15/07 ............     5,301,728
  6,345,486      Federal Home Loan Mortgage Corp., Due 02/15/24 ...........     6,273,839
  5,537,440      Federal Home Loan Mortgage Corp., Due 08/25/23 ...........     5,282,380
                                                                             ------------
                         Total U.S. Government Agency (cost $35,303,055) ..    34,142,509            13.82%
                                                                             ------------            -----
                 Total investments (cost $277,120,705) ....................  $263,659,048           106.75%
                 Liabilities in Excess of Other Assets ....................   (16,673,656)          (6.75)%
                                                                             ------------            -----
                 Net Assets ...............................................  $246,985,392            100.0%
                                                                             ============            =====

The aggregate cost of securities for federal income tax purposes at
     December 31, 1994 is $277,120,705.
The following amount is based on costs for federal income tax purposes:

        Aggregate gross unrealized appreciation ...........................  $    149,480
        Aggregate gross unrealized depreciation ...........................   (13,611,137)
                                                                             ------------
        Net unrealized depreciation .......................................  $(13,461,657)
                                                                             ============

----------------
(a)     All or part of this security is on loan.
(d)     Collateral for securities on loan.
(e) The interest rate is subject to change periodically based on the greater of the 30 or 90 day Federal composite rate. This instrument resets on a weekly basis. The rate shown was in effect as of December 31, 1994.

                       See notes to financial statements.

                               BALANCED PORTFOLIO

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1994

                                   ASSETS
Investments, at value (cost $171,405,355) .....................    $167,936,644
Receivable for securities sold ................................       1,099,504
Interest receivable ...........................................       1,230,798
Dividends receivable ..........................................         102,484
Receivable from securities lending ............................           5,892
                                                                   ------------
       Total assets ...........................................     170,375,322
                                                                   ------------

                                 LIABILITIES
Deposit for securities loaned .................................      42,577,850
Payable for securities purchased ..............................       2,216,860
Due to advisor ................................................           1,851
Accrued expenses:
   Investment advisory fees ...................................          45,982
   Custody fees ...............................................           5,808
   Professional fees ..........................................          14,534
   Printing fees ..............................................           2,000
   Miscellaneous fees .........................................           1,322
                                                                   ------------
       Total liabilities ......................................      44,866,207
                                                                   ------------
Net assets ....................................................    $125,509,115
                                                                   ============
Net assets consist of:
   Paid-in capital ............................................    $128,977,826
   Net unrealized depreciation on investments .................      (3,468,711)
                                                                   ------------
       Total net assets .......................................    $125,509,115
                                                                   ============


                       See notes to financial statements.

                               BALANCED PORTFOLIO

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1994


Investment income:
        Dividend income .........................................   $ 1,190,848
        Interest income .........................................     2,916,844
                                                                    -----------
                 Total income ...................................     4,107,692
                                                                    -----------
Expenses:
   Investment advisory fees (Note 3) ............................       443,372
   Custodian fees ...............................................        49,636
   Professional fees ............................................        34,200
   Printing fees ................................................         2,000
   Miscellaneous fees ...........................................         2,462
                                                                    -----------
                                                                        531,670
Expenses waived by the investment advisor .......................        38,936
                                                                    -----------
                 Total expenses .................................       492,734
                                                                    -----------
Net investment income ...........................................     3,614,958
Net realized and unrealized gains (losses) on investments:
   Net realized gains on investments ............................       425,349
   Net unrealized depreciation on investments ...................    (3,468,711)
                                                                    -----------
Net realized and unrealized gains (losses) on investments .......    (3,043,362)
                                                                    -----------
Net increase in net assets resulting from operations ............   $   571,596
                                                                    ===========


                       See notes to financial statements.

                               BALANCED PORTFOLIO

                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1994


From operations:
        Net investment income ...................................  $  3,614,958
        Net realized gains on investments .......................       425,349
        Net unrealized depreciation on investments ..............    (3,468,711)
                                                                   ------------
        Net increase in net assets resulting from operations ....       571,596
                                                                   ------------
From capital transactions:
        Proceeds from capital invested ..........................   212,140,323
        Value of capital withdrawn ..............................    87,202,804
                                                                   ------------
Net increase in net assets resulting from capital transactions ..   124,937,519
                                                                   ------------
Net increase in net assets ......................................   125,509,115
Net assets:
        Beginning of year .......................................            --
                                                                   ------------
        End of year .............................................  $125,509,115
                                                                   ============


                       See notes to financial statements.

                            BALANCED FUND PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1994

                                                                                              PERCENT OF
 PRINCIPAL                                                                      VALUE         NET ASSETS
 ---------                                                                      -----         ----------
                 TIME DEPOSITS
 $1,009,072      First National Bank of Boston, Nassau 5.80%,
                   Due 1/10/95(d) ........................................  $ 1,009,229
  4,017,997      First National Bank of Boston, Nassau 5.11%,
                   Due 1/23/95(d) ........................................    4,018,555
  1,009,073      First National Bank of Boston, Nassau 5.83%,
                   Due 1/27/95(d) ........................................    1,009,230
  5,000,000      First Union National Bank of North Carolina,
                   Nassau 5.75%, Due 1/23/95(d) ..........................    5,000,783
  8,000,000      Fleet Bank of Massachusetts, Nassau 6.25%,
                   Due 1/03/95(d) ........................................    8,001,365
  7,189,642      Fleet National Bank, Grand Cayman 6.25%,
                   Due 1/03/95(d) ........................................    7,190,868
  8,009,000      Fuji Bank LTD, Grand Cayman 5.875%,
                   Due 2/02/95(d) ........................................    8,001,282
  5,045,363      Harris Bank, Nassau 6.05%, Due 1/17/95(d) ...............    5,046,194
  3,306,703      Harris Bank, Nassau 5.9375%,
                   Due 2/02/95(d) ........................................    3,307,236
                                                                             ----------
                         Total Time Deposits (cost $42,584,742) ..........   42,584,742             33.93%
                                                                             ----------             -----

                 REPURCHASE AGREEMENT
  2,653,182      Repurchase Agreement with Prudential Securities, dated
                   12/30/94, 5.65%, proceeds at maturity $2,654,847,
                   Due 1/03/95 (collateralized by Federal Home Loan
                   Mortgage Corp., 7.00% to 9.00%, Due 12/15/20 to
                   1/15/24 and Federal National Mortgage Association,
                   1.94% to 10.50, Due 12/01/00 to 11/25/23, with a
                   market value of $2,706,290) (cost $2,653,598) .........    2,653,598              2.11%
                                                                             ----------             -----

                 COMMERCIAL PAPER
   1,500.000     E.I. Dupont De Nemours & Company, Inc. 5.87%,
                   Due 1/20/95 (cost $1,495,108) .........................    1,495,108              1.19%
                                                                             ----------             -----
                 U.S. GOVERNMENT SECURITIES
   5,575,000     U.S. Treasury Note 7.125%. Due 10/15/98 .................    5,458.265
   4,525,000     U.S. Treasury Note 7.50%. Due 11/15/01 ..................    4,441,564
   7,000.000     U.S. Treasury Note 6.375%, Due 1/15/99 ..................    6,645,625
   4,500.000     U.S. Treasury Note 7.50%. Due 5/15/02 ...................    4,417,025
   5,900,000     U.S. Treasury Note 6.375%. Due 7/15/99 ..................    5,571,813
   8,350,000     U.S. Treasury Note 5.75%, Due 8/15/03 ...................    7,256,658
   5,650,000     U.S. Treasury Note 7.25%, Due 5/15/04 ...................    5,425,757
   6,900,000     U.S. Treasury Note 8.50%, Due 2/15/00 ...................    7,091,903
   4,500,000     U.S. Treasury Note 8.875%, Due 5/15/00 ..................    4,706,712
   3,300,000     U.S. Treasury Note 8.50%. Due 11/15/95 ..................    3,334,026
   4,000,000     U.S. Treasury Note 7.875%. Due 1/15/98 ..................    4,005,000
                                                                             ----------
                         Total U.S. Government Securities (cost $60,759,869) .....   58,354,348             46.49%
                                                                             ----------             -----

SHARES           COMMON STOCK
------           ------------
                 AIRCRAFT & PARTS
       5,500     Allied Signal Inc. ......................................      187,000
       8,350     McDonnell Douglas .......................................    1,185,700
                                                                             ----------
                         Total Aircraft & Parts ..........................    1,372,700              1.09%
                                                                             ----------              ----


                       See notes to financial statements.

                            BALANCED FUND PORTFOLIO

                               DECEMBER 31, 1994

                                                                                              PERCENT OF
 PRINCIPAL                                                                    VALUE           NET ASSETS
 ---------                                                                    -----           ----------
                  BANKING ENTITY
 46,600           Citicorp ..............................................  $1,928,075
 40,800           UST Inc. ..............................................   1,132,200
                                                                            ---------
                          Total Banking Equity ..........................   3,060,275            2.44%
                                                                            ---------            ----

                  CHEMICALS & ALLIED PRODUCTS
 25,600           Monsanto Company ......................................   1,804,800            1.44%
                                                                            ---------            ----

                  COMMUNICATIONS EQUIPMENT
 22,100           I T T Corp. ...........................................   1,958,613            1.56%
                                                                            ---------            ----

                  CONSTRUCTION, MINING & MATERIALS
 29,200           Caterpiller Tractor Inc. ..............................   1,609,650            1.28%
                                                                            ---------            ----

                  DRUGS
 21,000           American Home Products ................................   1,317,750            1.05%
                                                                            ---------            ----

                  ELECTRICAL EQUIPMENT
 24,100           Intel Corp.(b) ........................................   1,533,363            1.22%
                                                                            ---------            ----

                  ENVIRONMENTAL MANAGEMENT
 68,700           WMX Technologies ......................................   1,803,375            1.44%
                                                                            ---------            ----

                  GROCERIES & RELATED PRODUCTS
 30,200           Ralston-Purina Group ..................................   1,347,675            1.07%
                                                                            ---------            ----

                  INDUSTRIAL MACHINERY
 23,950           Deere & Co. ...........................................   1,586,688            1.26%
                                                                            ---------            ----

                  INSURANCE
 51,500           Travelers Inc. ........................................   1,673,750            1.33%
                                                                            ---------            ----

                  MANUFACTURING
 58,900           Philips Electronics N.V. ADR ..........................   1,730,188            1.38%
                                                                            ---------            ----

                  MEDICAL & OTHER HEALTH SERVICES
 31,700           Mallinckrodt Group Inc. ...............................     947,038
 67,200           National Medical Enterprises ..........................     949,200
                                                                            ---------
                          Total Medical & Other Health Service ..........   1,896,238            1.51%
                                                                            ---------            ----

                  METAL MINING
 65,300           LTV Corp.(c) ..........................................   1,061,125            0.85%
                                                                            ---------            ----

                  MISCELLANEOUS
107,000           Canadian Pacific ......................................   1,605,000            1.28%
                                                                            ---------            ----

                  MOTOR VEHICLES & EQUIPMENT
 31,900           Chrysler Corp. ........................................   1,563,100
 47,350           Goodyear Tire & Rubber ................................   1,592,144
                                                                            ---------
                          Total Motor Vehicles & Equipment ..............   3,155,244            2.51%
                                                                            ---------            ----

                  OIL & GAS
 28,700           Chevron Corp. .........................................   1,280,738
 51,900           Sun Company Inc. ......................................   1,492,125
 39,800           Tenneco Inc. ..........................................   1,691,500
 76,900           Unocal Corp. ..........................................   2,095,524
                                                                            ---------
                          Total Oil & Gas ...............................   6,559,887            5.23%
                                                                            ---------            ----

                  OIL AND GAS FIELD SERVICES
 35,700           McDermott International Inc. ..........................     883,575            0.70%
                                                                            ---------            ----

                  PAPER & FOREST PRODUCTS
 51,800           Weyerhaeuser Company ..................................   1,942,500            1.55%
                                                                            ---------            ----


                       See notes to financial statements.

                            BALANCED FUND PORTFOLIO

                               DECEMBER 31, 1994

                                                                                                         PERCENT OF
 SHARES                                                                           VALUE                  NET ASSETS
 ------                                                                           -----                  ----------
                  PRINTING & PUBLISHING
 52,750           Time Warner Inc.(a) .......................................  $  1,852,844
 56,800           Times Mirror ..............................................     1,782,100
 23,600           Tribune Company ...........................................     1,292,100
                                                                               ------------
                          Total Printing & Publishing .......................     4,927,044                   3.93%
                                                                               ------------                 ------

                  RADIO AND TELEVISION BROADCAST
 91,900           Comcast Corp.(b) ..........................................     1,441,680                   1.15%
                                                                               ------------                 ------

                  RAILROADS
 51,000           Southern Pacific Rail Corp.(c) ............................       924,375
 42,900           Union Pacific Corp.(a) ....................................     1,957,313
                                                                               ------------
                          Total Railroads ...................................     2,881,688                   2.30%
                                                                               ------------                 ------

                  RETAIL SALES
 94,000           Federated Department Stores(c) ............................     1,809,500
 43,700           Sears Roebuck .............................................     2,010,200
                                                                               ------------
                          Total Retail Sales ................................     3,819,700                   3.04%
                                                                               ------------                 ------

                  SEARCH, DETECTION, NAVIGATION, GUIDE
 57,400           General Motors Corp Class H ...............................     2,001,824
 14,150           Raytheon Company ..........................................       903,831
                                                                               ------------
                          Total Search, Detection, Navigation, Guide ........     2,905,655                   2.32%
                                                                               ------------                 ------

                  TELECOMMUNICATIONS
 36,300           AT & T Corp ...............................................     1,824,075
 16,200           Nokia Corp. ADR(a) ........................................     1,215,000
                                                                               ------------
                          Total Telecommunications ..........................     3,039,075                   2.42%
                                                                               ------------                 ------

                  TOYS
 34,375           Mattel ....................................................       863,672                   0.69%
                                                                               ------------                 ------

                  TRANSPORTATION
 44,400           Carnival Corp. ............................................       943,500                   0.75%
                                                                               ------------                 ------
                          Total Common Stock (cost $59,533,168)  ............    58,724,410                  46.79%
                                                                               ------------                 ------

                  PREFERRED STOCK
                  ---------------
                  CIGARETTES
291,200           RJR Nabisco Holdings CV 9.25% Series C ....................     1,747,200                   1.39%
                                                                               ------------                 ------

                  BANKING EQUITY
124,300           Citicorp ..................................................     2,377,238                   1.90%
                                                                               ------------                 ------
                          Total Preferred Stock (cost $4,378,870) ...........     4,124,438                   3.29%
                                                                               ------------                 ------
                  Total investments (cost $171,405,355) .....................  $167,936,644                 133.80%
                  Liabilities in Excess of Other Assets .....................   (42,427,529)                (33.80)%
                                                                               ------------                 ------

                  Net Assets ................................................  $125,509,115                 100.00%
                                                                               ============                 ======

The aggregate cost of securities for federal income tax purposes at December 31, 1994 is $171,405,355.
The following amount is based on costs for federal income tax purposes:

        Aggregate gross unrealized appreciation .............................  $  1,332,452
        Aggregate gross unrealized depreciation .............................    (4,801,163)
                                                                                -----------
        Net unrealized depreciation ......................................... ($  3,468,711)
                                                                                ===========

---------------
(a)     All or part of this security is on loan.
(b)     Over-the-counter security.
(c) Non-income producing security as defined by the Investment Company Act of 1940.
(d)     Collateral for securities on loan.


                       See notes to financial statements.

                                 EQUITY INCOME

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1994

                                     ASSETS
Investments, at value (cost $633,258,807) ......................   $620,119,343
Cash ...........................................................          8,643
Receivable for securities sold .................................      1,547,245
Dividends receivable ...........................................      2,042,231
Receivable from securities lending .............................          7,574
                                                                   ------------
       Total assets ............................................    623,725,036
                                                                   ------------
                                  LIABILITIES
Deposit for securities loaned ..................................     34,325,800
Payable for securities purchased ...............................        417,390
Due to advisor .................................................         18,629
Accrued expenses:
   Investment advisory fees ....................................        220,634
   Custody fees ................................................         12,458
   Professional fees ...........................................         26,700
   Printing fees ...............................................          2,000
   Miscellaneous fees ..........................................          7,327
                                                                   ------------
       Total liabilities .......................................     35,030,938
                                                                   ------------
Net assets .....................................................   $588,694,098
                                                                   ============
Net assets consist of:
   Paid-in capital .............................................   $601,833,562
   Net unrealized depreciation on investments ..................    (13,139,464)
                                                                   ------------
       Total net assets ........................................   $588,694,098
                                                                   ============


                       See notes to financial statements.

                                 EQUITY INCOME

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1994

Investment income:
        Dividend income .........................................  $ 18,785,686
        Interest income .........................................     2,889,927
                                                                   ------------
                 Total income ...................................    21,675,613
                                                                   ------------
Expenses:
        Investment advisory fees (Note 3) .......................     2,470,354
        Custodian fees ..........................................       167,869
        Professional fees .......................................        57,369
        Printing fees ...........................................         2,000
        Miscellaneous fees ......................................        13,802
                                                                   ------------
                                                                      2,711,394
Expenses waived by the investment advisor .......................         2,000
                                                                   ------------
                 Total expenses .................................     2,709,394
                                                                   ------------
Net investment income ...........................................    18,966,219
Net realized and unrealized losses on investments:
        Net realized losses on investments ......................    (3,691,850)
        Net unrealized depreciation on investments ..............   (13,139,464)
                                                                   ------------
Net realized and unrealized losses on investments ...............   (16,831,314)
                                                                   ------------
Net increase in net assets resulting from operations ............  $  2,134,905
                                                                   ============


                       See notes to financial statements.

                                 EQUITY INCOME

                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1994


From operations:
   Net investment income .......................................  $  18,966,219
   Net realized losses on investments ..........................     (3,691,850)
   Net unrealized depreciation on investments ..................    (13,139,464)
                                                                  -------------
Net increase in net assets resulting from operations ...........      2,134,905
                                                                  -------------
From capital transactions:
   Proceeds from capital invested ..............................    672,360,914
   Value of capital withdrawn ..................................     85,801,721
                                                                  -------------
Net increase in net assets resulting from capital transactions .    586,559,193
                                                                  -------------
Net increase in net assets .....................................    588,694,098
Net assets:
   Beginning of year ...........................................             --
                                                                  -------------
   End of year .................................................  $ 588,694,098
                                                                  =============


                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1994

                                                                                             PERCENT OF
 PRINCIPAL                                                                   VALUE           NET ASSETS
 ---------                                                                   -----           ----------
                TIME DEPOSITS
$  813,503      First National Bank of Boston, Nassau 5.83%,
                  Due 1/27/95(d) .......................................  $   813,636
 5,405,670      First National Bank of Boston, Nassau 5.11%,
                  Due 1/23/95(d) .......................................    5,406,435
   813,504      First National Bank of Boston, Nassau 5.80%,
                  Due 1/10/95(d) .......................................      813,636
 5,796,211      Fleet National Bank, Grand Cayman 6.25%,
                  Due 1/03/95(d) .......................................    5,797,210
 9,000,000      Fuji Bank LTD, Grand Cayman 5.875%,
                  Due 2/02/95(d) .......................................    9,001,460
 6,067,516      Harris Bank, Nassau 6.05%, Due 1/17/95(d) ..............    6,068,530
 6,429,396      Harris Bank, Nassau 5,9375%, Due 2/02/95(d) ............    6,430,450
                                                                           ----------
                        Total Time Deposits (cost $34,331,357) .........   34,331,357              5.83%
                                                                           ----------              ----

                REPURCHASE AGREEMENT
    69,727      Repurchase Agreement with Prudential Securities, dated
                  12/30/94, 5.65%, proceeds at maturity $69,770. Due
                  1/03/95 (collateralized by Federal Home Loan
                  Mortgage Corp., 7.00% to 9.00%, Due 12/15/20 to
                  1/15/24 and Federal National Mortgage Association,
                  1.94% to 10.50%, Due 12/01/00 to 11/25/23, with a
                  market value of $71,116)(cost $69,738) ...............       69,738              0.01%
                                                                           ----------              ----

                COMMERCIAL PAPER
 3,950,000      American Express Company 5.60%, Due 1/13/95 ............    3,942,012
   500,000      American Express Credit Corp. 5.81%, Due 1/04/95 .......      499,677
 4,600,000      American Express Credit Corp. 5.90%, Due 1/19/95 .......    4,585,676
 1,400,000      Associates Corporation 6.12%, Due 1/27/95 ..............    1,393,574
 2,000,000      Avco Financial Services, Ltd. 6.10%, Due 1/10/95 .......    1,996,611
 2,000,000      Avco Financial Services, Ltd. 6.00%, Due 1/11/95 .......    1,996,333
 3,000,000      Avco Financial Services. Ltd. 6.10%, Due 1/17/95 .......    2,991,359
   330,000      Bausch & Lomb, Inc. 5.85%, Due 1/31/95 .................      328,338
 5,000,000      Chevron Oil Finance Company 5.90%, Due 1/04/95 .........    4,996,722
 3,000,000      Commercial Credit Company 5.75%, Due 1/24/95 ...........    2,988,501
 2,000,000      Consolidation Coal Company 6.00%, Due 1/17/95 ..........    1,994,334
   700,000      Cooperative Financing Corp. 5.70%, Due 1/03/95 .........      699,668
 1,270,000      Copley Financing Corporation 5.95%, Due 2/01/95 ........    1,263,283
 1,355,000      Enterprise Funding Corporation 6.10%, Due 1/11/95 ......    1,352,474
   400,000      Exxon Funding 5,90%, Due 1/04/95 .......................      399,738
   700,000      Ford Motor Credit Company 6.00%, Due 1/13/95 ...........      698,484
   900,000      General Electric Capital Corp. 5.40%, Due 1/24/95 ......      896,760
 1,300,000      Goldman Sachs Group 5.90%, Due 2/01/95 .................    1,293,182
 1,881,000      HMO Funding Inc. 6.12%, Due 1/13/95 ....................    1,876,843
 2,000,000      Heller International Corp. 6.00%, Due 1/18/95 ..........    1,994,000
 4,000,000      Heller International Corp. 6.00%, Due 1/06/95 ..........    3,995,933
 5,000,000      J.C. Penney. & Co. Funding Corp. 5.57%, Due 1/09/95 ....    4,993,037
 2,200,000      J.C. Penney, & Co. Funding Corp. 5.76%, Due 1/17/95 ....    2,194,016
 2,400,000      Met Life Funding Inc. 5.90%, Due 2/07/95 ...............    2,385,053
 2,625,000      Motorola Inc. 6.00%, Due 1/10/95 .......................    2,620,625

                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                               DECEMBER 31, 1994

                                                                                                 PERCENT OF
 PRINCIPAL                                                                    VALUE              NET ASSETS
 ---------                                                                    -----              ----------
               COMMERCIAL PAPER--(CONTINUED)
$1,750,000     Norfolk Southern Corp. 5.70%, Due 2/16/95 ..............  $ 1,736,977
 2,975,000     Norwest Corp. 6.02%, Due 1/12/95 .......................    2,969,030
 1,500,000     Norwest Financial Inc. 5.80%, Due 2/15/95 ..............    1,488,883
 4,000,000     PHH Corp. 6.00%, Due 1/25/95 ...........................    3,983,333
 2,000,000     Prudential Home Mortgage Corp. 5.76%. Due 2/16/95 ......    1,984,960
 1,264,000     Sanwa Business Credit 6.10%, Due 1/17/95 ...............    1,260,359
 1,400,000     Texas Department of Commerce 6.06%, Due 1/05/95 ........    1,398,822
 1,700,000     Transamerica Corp. 6.05%, Due 1/20/95 ..................    1,694,286
 5,500,000     Weyerhaeuser Company 5.75%, Due 1/30/95 ................    5,473,645
 1,500,000     Xerox Credit Corp. 5.83%, Due 1/20/95 ..................    1,495,142
                                                                         -----------
                       Total Commercial Paper (cost $77,861,670) ......   77,861,670              13.23%
                                                                         -----------              -----

               GOVERNMENT AGENCY OBLIGATIONS
   600,000     Federal National Mortgage Association, 5.90%,
                 Due 1/17/95 (cost $598,328) ..........................      598,328               0.10%
                                                                         -----------              -----

               CONVERTIBLE BOND
               ----------------
               COMMUNICATIONS EQUIPMENT
 2,000,000     Motorola Inc., LYON, Zero Coupon, Due 9/07/09 (cost
                 $1,710,000) ..........................................    2,130,000               0.36%
                                                                         -----------              -----

SHARES           COMMON STOCK
------           ------------
               AIRCRAFT & PARTS
   185,000     General Electric .......................................    9,435,000
   120,000     Northrop Grumman Corp. .................................    5,040,000
   110,000     Textron Inc. ...........................................    5,541,250
    90,000     United Technologies ....................................    5,658,750
                                                                         -----------
                       Total Aircraft & Parts .........................   25,675,000               4.36%
                                                                         -----------              -----

               BANKING
   120,000     BankAmerica Corp. ......................................    4,740,000               0.80%
                                                                         -----------              -----

               BANKING EQUITY
    20,000     Banc One Corp. .........................................      507,500
   100,000     Chemical Banking Corp. .................................    3,587,500
    10.000     First Interstate Bancorp ...............................      676,250
                                                                         -----------
                       Total Banking Equity ...........................    4,771,250               0.81%
                                                                         -----------              -----

               CHEMICALS & ALLIED PRODUCTS
    64,100     Arco Chemical ..........................................    2,820,400
    60,000     Monsanto Company .......................................    4,230,000
    95,000     Imperial Chemical Industries PLC ADR ...................    4,417,500
                                                                         -----------
                       Total Chemicals & Allied Products ..............   11,467,900               1.95%
                                                                         -----------              -----

               CIGARETTES
    90,000     American Brands Inc. ...................................    3,375,000               0.57%
                                                                         -----------              -----

               COMMUNICATIONS EQUIPMENT
   170,000     GTE Corp. ..............................................    5,163,750               0.88%
                                                                         -----------              -----

               CONSTRUCTION
   160,000     Halliburton Company ....................................    5,300,000
   235,000     Morrison Knudsen Corp.(a) ..............................    2,996,250
                                                                         -----------
                       Total Construction .............................    8,296,250               1.41%
                                                                         -----------              -----

                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                               DECEMBER 31, 1994

                                                                                            PERCENT OF
PRINCIPAL                                                                 VALUE             NET ASSETS
---------                                                                 -----             ----------
             CONSUMER GOODS & SERVICES
$ 90,000     Quaker Oats Company ....................................  $ 2,767,500
 100,000     Sara Lee Corp. .........................................    2,525,000
                                                                       -----------
                     Total Consumer Goods & Services ................    5,292,500              0.90%
                                                                       -----------              ----

             COPPER PRODUCER
 115,000     Phelps Dodge Corp. .....................................    7,115,625              1.21%
                                                                       -----------              ----
             DRUGS
  85,000     American Home Products .................................    5,333,750
  80,000     Bristol-Myers Squibb Company ...........................    4,630,000
 160,000     Grace W.R. & Company ...................................    6,180,000
 150,000     Merck & Company Inc. ...................................    5,718,750
  75,000     Pfizer Inc. ............................................    5,793,750
  90,000     Schering-Plough Corp. ..................................    6,660,000
  60,000     Warner Lambert Company .................................    4,620,000
  80,000     Smithkline Beecham ADR(a) ..............................    2,740,000
                                                                       -----------
                     Total Drugs ....................................   41,676,250              7.08%
                                                                       -----------              ----
             ELECTRICAL EQUIPMENT
 100,000     Emerson Electric .......................................    6,250,000
 170,000     General Signal .........................................    5,418,750
 100,000     Thomas & Betts Corp. ...................................    6,712,500
                                                                       -----------
                     Total Electrical Equipment .....................   18,381,250              3.12%
                                                                       -----------              ----

             ENVIRONMENTAL MANAGEMENT
 161,200     Browning-Ferris Industries Inc.(a) .....................    4,574.050              0.77%
                                                                       -----------              ----

             FINANCE
 100,000     GATX Corporation(a) ....................................    4,400,000              0.75%
                                                                       -----------              ----

             FINANCIAL SERVICES
 150,000     American Express Company ...............................    4,425,000
 100,000     Bank of New York .......................................    2,900,000
                                                                       -----------
                     Total Financial Services .......................    7,325,000              1.24%
                                                                       -----------              ----

             FOOD & BEVERAGE
  40,000     CPC International Inc. .................................    2,130,000
 105,000     Philip Morris Comp Cos. Inc. ...........................    6,037,500
                                                                       -----------
                     Total Food And Beverage ........................    8,167,500              1.39%
                                                                       -----------              ----

             ADMINISTRATION--HOSPITALS
 160,000     Shared Medical(b) ......................................    5,240,000              0.89%
                                                                       -----------              ----


                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                               DECEMBER 31, 1994

                                                                                                 PERCENT OF
 PRINCIPAL                                                                     VALUE             NET ASSETS
 ---------                                                                     -----             ----------
                  INDUSTRIAL INORGANIC CHEMICALS
$ 80,000          Dow Chemical Company ...................................  $ 5,380,000
 100,000          E.I. DuPont de Nemours & Co. ...........................    5,625,000
                                                                            -----------
                          Total Industrial Inorganic Chemicals ...........   11,005,000              1.87%
                                                                            -----------              ----

                  INDUSTRIAL MACHINERY
  70,000          Carpenter Technology ...................................    3,920,000
 130,000          Deere & Co. ............................................    8,612,500
 160,000          Goulds Pumps(b) ........................................    3,460,000
 110,000          Harsco Corp. ...........................................    4,496,250
                                                                            -----------
                          Total Industrial Machinery .....................   20,488,750              3.48%
                                                                            -----------              ----

                  INSURANCE
  90,000          Aetna Life & Casualty ..................................    4,241,250
  80,000          CIGNA Corp. ............................................    5,090,000
 140,000          Lincoln National Corp. .................................    4,900,000
                                                                            -----------
                          Total Insurance ................................   14,231,250              2.42%
                                                                            -----------              ----

                  INVESTING
  62,600          Developers Diversified Realty Corp. ....................    1,956,250
  56,000          Factory Stores Of America, Inc. ........................    1,211,000
  54,700          Kranzco Realty Trust ...................................    1,039,300
  51,000          RFS Hotel Investors Inc.(b) ............................      745,875
                                                                            -----------
                          Total Investing ................................    4,952,425              0.84%
                                                                            -----------              ----

                  MACHINERY, EQUIPMENT, AUTO
 140,000          Cooper Industries Inc. .................................    4,777,500              0.81%
                                                                            -----------              ----

                  MEDICAL & OTHER HEALTH SERVICE
 150,000          Baxter International, Inc. .............................    4,237,500              0.72%
                                                                            -----------              ----

                  METAL MINING
 210,000          Freeport McMoran Copper & Gold .........................    4,462,500              0.76%
                                                                            -----------              ----

                  MISCELLANEOUS INVESTING
 192,800          Health Care Property Invest Inc. .......................    5,808,100              0.99%
                                                                            -----------              ----

                  MOTOR VEHICLES & EQUIPMENT
 290.000          Dana Corp. .............................................    6,778,750
 110,000          Echlin Inc. ............................................    3,300,000
 230,000          Ford Motor(a) ..........................................    6,440,000
                                                                            -----------
                          Total Motor Vehicles & Equipment ...............   16,518,750              2.81%
                                                                            -----------              ----

                  OFFICE & BUSINESS EQUIPMENT
 100,000          Harris Corp Inc. .......................................    4,250,000
  60,000          Honeywell Inc. .........................................    1,890,000
 100,000          Xerox Corp. ............................................    9,900,000
                                                                            -----------
                          Total Office & Business Equipment ..............   16,040,000              2.72%
                                                                            -----------              ----

                  OIL & GAS
 130,000          Amoco Corp. ............................................    7,686,250
  55,000          Atlantic Richfield .....................................    5,596.250
 150,000          Chevron Corp. ..........................................    6,693,750
 110,000          Exxon Corp. ............................................    6,682,500


                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                               DECEMBER 31, 1994


                                                                                           PERCENT OF
PRINCIPAL                                                                  VALUE           NET ASSETS
---------                                                                  -----           ----------
              OIL & GAS--(CONTINUED)
$120,000      Occidental Petroleum ..................................  $ 2,310,000
  70,000      Royal Dutch Petroleum-NY Reg(a) .......................    7,525,000
 150,000      Tenneco Inc. ..........................................    6,375,000
 100,000      Texaco Inc. ...........................................    5,987,500
  80,000      British Petroleum PLC ADR .............................    6,390,000
                                                                       -----------
                      Total Oil & Gas ...............................   55,246,250               9.39%
                                                                       -----------               ----

              OIL AND GAS FIELD SERVICES
 230,000      Dresser Industries Inc.(a) ............................    4,341,250
 230,000      McDermott International Inc. ..........................    5,692,500
  85,000      Mobil Corp. ...........................................    7,161,250
 179,500      Williams Companies Inc. ...............................    4,509,937
                                                                       -----------
                      Total Oil And Gas Field Services ..............   21,704,937               3.69%
                                                                       -----------               ----

              PAPER & FOREST PRODUCTS
 160,000      Federal Paper Board Inc.(a) ...........................    4,640,000
 100,000      Kimberly-Clark Corp. ..................................    5,050,000
 160,000      Minnesota Mining & Manufacturing ......................    8,540,000
 100,000      Union Camp Corp. ......................................    4,712,500
 150,000      Weyerhaeuser Company(a) ...............................    5,625,000
                                                                       -----------
                      Total Paper & Forest Products .................   28,567,500               4.85%
                                                                       -----------               ----

              PHOTOGRAPHIC EQUIPMENT & SUPPLIES
 130,000      Eastman Kodak Company .................................    6,207,500               1.05%
                                                                       -----------               ----

              PRINTING & PUBLISHING
 120,000      Dun & Bradstreet Corp. ................................    6,600,000
 110,000      McGraw-Hill Inc. ......................................    7,356,250
 100,000      Readers Digest Association Inc. .......................    4,912,500
                                                                       -----------
                      Total Printing & Publishing ...................   18,868,750               3.21%
                                                                       -----------               ----

              RAILROADS
 110,000      Norfolk Southern Corp. ................................    6,668,750               1.13%
                                                                       -----------               ----

              REAL ESTATE
  70,000      Bay Apartment Communities .............................    1,408,750
  60,000      Equity Residential Properties .........................    1,800,000
 100,000      Irvine Apartment Communities ..........................    1,637,500
                                                                       -----------
                      Total Real Estate .............................    4,846,250               0.82%
                                                                       -----------               ----

              REAL ESTATE/INVESTMENT TRUSTS
  59,000      Avalon Properties Inc. ................................    1,357,000
  26,800      Camden Property Trust .................................      666,650
  40,000      Evans Withycombe Residential ..........................      840,000
  78,400      Healthcare Realty Trust ...............................    1,646,400
  70,000      Horizon Outlet Centers ................................    1,828,750
                                                                       -----------
                      Total Real Estate/Investment Trusts ...........    6,338.800               1.08%
                                                                       -----------               ----

              REFINING OF NONFERROUS MATERIALS
 140,000      Timken Company(a) .....................................    4,935,000               0.84%
                                                                       -----------               ----

                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                               DECEMBER 31, 1994

                                                                                           PERCENT OF
PRINCIPAL                                                                    VALUE         NET ASSETS
---------                                                                    -----         ----------
              RETAIL SALES
$ 150,000     K Mart Corp.............................................. $  1,950,000
   60,000     J.C. Penney & Co.........................................    2,677,500
   50,000     Sears Roebuck............................................    2,300,000
                                                                        ------------
                      Total Retail Sales...............................    6,927,500            1.18%
                                                                        ------------            ----

              RUBBER & MISCELLANEOUS PLASTICS
   77,800     B.F. Goodrich Company(a).................................    3,374,575            0.57%
                                                                        ------------            ----

              SAVINGS & LOAN HOLDING COMPANIES
  230,000     Great Western Financial..................................    3,680,000
  250,000     Ahmanson H F & Co........................................    4,031,250
                                                                        ------------
                                                                           7,711,250            1.31%
                                                                        ------------            ----

              SOAP, DETERGENT, CLEANING PREPARATION, PERFUME
  80,000      Avon Products Inc........................................    4,780,000            0.81%
                                                                        ------------            ----

              STEEL WORKS, BLAST FURNACES
  80,000      USX-US Steel Group Inc...................................    2,840,000            0.48%
                                                                        ------------            ----

              TELECOMMUNICATIONS
  90,000      Ameritech Corp.(a).......................................    3,633,750
  90,000      Bell Atlantic Corp.(a)...................................    4,477,500
  90,000      Bellsouth Corp...........................................    4,871,250
  76,000      NYNEX Corp.(a)...........................................    2,793,000
 130,000      Pacific Telesis Group....................................    3,705,000
 120,000      Southwestern Bell Corp...................................    4,845,000
 136,700      Sprint Corp..............................................    3,776,338
 112,000      US West Inc..............................................    3,990,000
                                                                        ------------
                      Total Telecommunications.........................   32,091,838            5.45%
                                                                        ------------            ----

              UTILITIES--ELECTRIC
 110,000      American Electric Power Inc.(a)..........................    3,616,250
 130,000      Carolina Power & Light Company(a)........................    3,461,250
 120,000      FPL Group Inc............................................    4,215,000
 170,000      Southern Company(a)......................................    3,400,000
                                                                        ------------
                      Total Utilities-Electric.........................   14,692,500            2.50%
                                                                        ------------            ----

              WHOLESALE TRADE
 300,000      Ogden Corp...............................................    5,625,000            0.96%
                                                                        ------------
                      Total Common Stock (cost $513,668,339)...........  499,609,500           84.87%
                                                                        ------------            ----

SHARES        PREFERRED STOCK
------        ---------------
              MOTOR VEHICLES & EQUIPMENT
  20,000      General Motors Corp. (cost $1,095,000)......................  1,147,500            0.20%
                                                                            ---------            ----


                       See notes to financial statements.

                            EQUITY INCOME PORTFOLIO

                               DECEMBER 31, 1994


                                                                                           PERCENT OF
 PRINCIPAL                                                                  VALUE          NET ASSETS
 ---------                                                                  -----          ----------
            EQUITY-LINKED DEBT SECURITIES
$15,000     Lehman Bros Hldg 6.50%, Due 11/15/97, Amgen
              YEELDS(a)..............................................  $    780,000
 40,000     Lehman Bros Hldg 7.25%, Due 12/12/96, Oracle
              YEELDS(a)(b)...........................................     1,480,000
 25,000     Morgan Stanley Group 7.00%, Due 11/15/97, Cisco
              Systems PERQS..........................................       806,250
 15,000     Salomon Inc. 5.25%, Due 1/01/97, Hwp ELKS................     1,305,000
                    Total Equity-Linked Debt Securities
                    (cost $3,924,375)................................     4,371,250            0.74%
                                                                       ------------          ------
            Total investments (cost $633,258,807)....................  $620,119,343          105.34%
            Liabilities in Excess of Other Assets....................   (31,425,245)          (5.34)%
                                                                       ------------          ------
            Net Assets...............................................  $588,694,098          100.00%
                                                                       ============          ======

            The aggregate cost of securities for federal income
            tax purposes at December 31, 1994 is $633,258,807.
            The following amount is based on costs for federal
            income tax purposes:
            Aggregate gross unrealized appreciation..................  $ 16,772,018
            Aggregate gross unrealized depreciation..................   (29,911,482)
                                                                       ------------
            Net unrealized depreciation..............................  $(13,139,464)
                                                                       ============

-------------------
(a)     All or part of this security is on loan.
(b)     Over-the-counter security.
(c) Non-income producing security as defined by the Investment Company Act of 1940.
(d)     Collateral for securities on loan.


                       See notes to financial statements.

                               GROWTH AND INCOME

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1994

                             ASSETS

Investments, at value (cost $89,653,177) ................................. $ 88,524,777
Repurchase agreement .....................................................   13,202,147
Dividends receivable .....................................................      163,072
Receivable from securities lending .......................................          440
                                                                           ------------
       Total assets ......................................................  101,890,436
                                                                           ------------
                          LIABILITIES

Deposit for securities loaned ............................................    4,850,915
Due to advisor ...........................................................        4,163
Payable for securities purchased .........................................    2,389,938
Accrued expenses:
  Investment advisory fees ...............................................       43,107
  Custody fees ...........................................................        2,482
  Professional fees ......................................................       13,594
  Printing fees ..........................................................        2,000
  Miscellaneous fees                                                                937
                                                                           ------------
       Total liabilities .................................................    7,307,136
                                                                           ------------
Net assets ............................................................... $ 94,583,300
                                                                           ============
Net assets consist of:
   Paid-in capital ....................................................... $ 95,711,700
   Net unrealized depreciation on investments ............................   (1,128,400)
                                                                           ------------
       Total net assets .................................................. $ 94,583,300
                                                                           ============


                       See notes to financial statements.

                                GROWTH AND INCOME

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1994


Investment income:
  Dividend income ........................................................ $1,724,885
  Interest income ........................................................    231,790
  Miscellaneous income ...................................................      1,244
                                                                           ----------
            Total income .................................................  1,957,919
                                                                           ----------
Expenses:
  Investment advisory fees (Note 3) ......................................    576,431
  Custodian fees .........................................................     33,531
  Professional fees ......................................................     33,888
  Printing fees ..........................................................      2,000
  Miscellaneous fees .....................................................      2,370
                                                                           ----------
                                                                              648,220
Expenses waived by the investment advisor ................................     23,726
                                                                           ----------
            Total expenses ...............................................    624,494
                                                                           ----------
Net investment income ....................................................  1,333,425
                                                                           ----------
  Net realized and unrealized losses on investments:
  Net realized losses on investments ..................................... (3,271,268)
  Net unrealized depreciation on investments ............................. (1,128,400)
                                                                           ----------
Net realized and unrealized losses on investments ........................ (4,399,668)
                                                                           ----------
Net decrease in net assets resulting from operations .....................($3,066,243)
                                                                           ==========


                       See notes to financial statements.

                               GROWTH AND INCOME

                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1994

From operations:
   Net investment income ................................................. $  1,333,425
   Net realized losses on investments ....................................   (3,271,268)
   Net unrealized depreciation on investments ............................   (1,128,400)
                                                                           ------------
   Net decrease in net assets resulting from operations ..................   (3,066,243)
                                                                           ------------
From capital transactions:
   Proceeds from capital invested ........................................  138,102,752
   Value of capital withdrawn ............................................   40,453,209
                                                                           ------------
Net increase in net assets resulting from capital transactions ...........   97,649,543
                                                                           ------------
Net increase in net assets ...............................................   94,583,300
Net assets:
   Beginning of year .....................................................           --
                                                                           ------------
   End of year ........................................................... $ 94,583,300
                                                                           ============


                       See notes to financial statements.

                          GROWTH AND INCOME PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1994

                                                                                                PERCENT OF
 PRINCIPAL                                                                        VALUE         NET ASSETS
 ---------                                                                        -----         ----------
                  TIME DEPOSITS
 $  114,947       First National Bank of Boston, Nassau 5.80%,
                    Due 1/10/95(d) .......................................  $     114,965
    508,151       First National Bank of Boston, Nassau 5.11%,
                    Due 1/23/95(d) .......................................        508,222
    114,947       First National Bank of Boston, Nassau 5.83%,
                    Due 1/27/95(d) .......................................        114,965
    818,999       Fleet National Bank, Grand Cayman 6.25%,
                    Due 1/03/95(d) .......................................        819,139
  2,000,000       Fuji Bank LTD, Grand Cayman 5.875%,
                    Due 2/02/95(d) .......................................      2,000,326
    574,736       Harris Bank, Nassau 6.05%,
                    Due 1/17/95(d) .......................................        574,831
    718,420       Harris Bank, Nassau 5.9375%,
                    Due 2/02/95(d) .......................................        718,537
                                                                            -------------
                          Total Time Deposits (cost $4,850,985) ..........      4,850,985             5.13%
                                                                            -------------           ------
                  REPURCHASE AGREEMENT
 13,200,075       Repurchase Agreement with Prudential Securities, dated
                    12/30/94, 5.65% proceeds at maturity $13,208,362
                    Due 1/03/95 (collateralized by Federal Home Loan
                    Mortgage Corp., 7.00% to 9.00%, Due 12/15/20 to
                    1/15/24 and Federal National Mortgage Association,
                    1.94% to 10.50%, Due 12/01/00 to 11/25/23, with a
                    market value of $13,464,321) (cost $13,202,147) ......     13,202,147            13.96%
                                                                            -------------           ------
 SHARES           COMMON STOCK
 ------           ------------
                  ADVERTISING SERVICES
 30,500           Omnicom Group ..........................................      1,578,375             1.67%
                                                                            -------------           ------
                  AIRCRAFT & PARTS
 40,000           Allied Signal Inc. .....................................      1,360,000
 31,000           General Electric .......................................      1,581,000
 25,000           Textron Inc. ...........................................      1,259,375
                                                                            -------------
                          Total Aircraft & Parts .........................      4,200,375             4.44%
                                                                            -------------           ------
                  BANKING
 34,000           Suntrust Banks Inc. ....................................      1,623.500             1.72%
                                                                            -------------           ------
                  BANKING EQUITY
 30,250           Banc One Corp. .........................................        767,593
 45,500           Key Corp (New) .........................................      1,137,500
 55,000           Norwest Corporation(a) .................................      1,285,625
 25,750           Regions Financial Corp.(b) .............................        798,250
 50,000           UST Inc. ...............................................      1,387,500
                                                                            -------------
                          Total Banking Equity ...........................      5,376,468             5.68%
                                                                            -------------           ------
                  COMMUNICATIONS EQUIPMENT
 66,666           Federal Signal Corp.(a) ................................      1,358.320             1.44%
                                                                            -------------           ------
                  CONSTRUCTION
 35,000           Foster Wheeler Corp. ...................................      1,041,250             1.10%
                                                                            -------------           ------


                       See notes to financial statements.

                          GROWTH AND INCOME PORTFOLIO

                               DECEMBER 31, 1994

                                                                                                PERCENT OF
 SHARES                                                                     VALUE               NET ASSETS
 ------                                                                     -----               ----------
                  CONSUMER GOODS & SERVICES
 24,500           Colgate-Palmolive Company ..............................  $   1,552,688
 25,000           Procter & Gamble Company ...............................      1,550,000
                                                                            -------------
                          Total Consumer Goods & Services ................      3,102,688            3.28%
                                                                            -------------          ------
                  DRUGS
 50,000           Abbott Laboratories ....................................      1,631,250
 20,000           Gillette Company .......................................      1,495,000
 17,000           Schering-Plough Corp. ..................................      1,258,000
 30,000           Walgreen Company .......................................      1,312,500
                                                                            -------------
                          Total Drugs ....................................      5,696,750            6.02%
                                                                            -------------          ------
                  EATING & DRINKING PLACES
 44,000           McDonalds Corp. ........................................      1,287,000            1.36%
                                                                            -------------          ------
                  ELECTRICAL EQUIPMENT
 19,000           AMP Inc. ...............................................      1,382,250
 24,000           Emerson Electric .......................................      1,500,000
 19,000           Grainger WW Inc. .......................................      1,097,250
 25,000           Johnson Controls .......................................      1,225,000
 30,000           Linear Technology Corp.(b) .............................      1,485,000
 30,000           Medtronic Inc. .........................................      1,668,750
 27,000           Motorola Inc. ..........................................      1,562,625
 35,000           Loral Corp. ............................................      1,325,625
                                                                            -------------
                          Total Electrical Equipment .....................     11,246,500           11.89%
                                                                            -------------          ------
                  ENVIRONMENTAL MANAGEMENT
 48,000           Browning-Ferris Industries Inc. ........................      1,362,000
 79,000           Wheelabrator Technologies Inc. .........................      1,165,250
                                                                            -------------
                          Total Environmental Management .................      2,527,250            2.67%
                                                                            -------------          ------
                  FINANCE--SERVICES
 36,500           Franklin Resources Inc. ................................      1,300,312
 25,000           Equifax Inc. ...........................................        659,375
                                                                            -------------
                          Total Finance-Services .........................      1,959,687            2.07%
                                                                            -------------          ------
                  GROCERIES & RELATED PRODUCTS
 50,000           Sysco Corp. ............................................      1,287,500            1.36%
                                                                            -------------          ------
                  GROCERY STORES
 49,000           Albertson's Inc. .......................................      1,421,000
 42,577           Dollar General Corp.(b) ................................      1,277,310
                                                                            -------------
                          Total Grocery Stores ...........................      2,698,310            2.85%
                                                                            -------------          ------
                  HOUSEHOLD FURNITURE
 35,000           Leggett & Platt Inc. ...................................      1,225,000            1.29%
                                                                            -------------          ------
                  INDUSTRIAL MACHINERY
 34,500           Donaldson Company, Inc. ................................        815,063            0.86%
                                                                            -------------          ------
                  INSURANCE
 40,000           AFLAC Corp. ............................................      1,280,000
 13,850           American International Group ...........................      1,357,300
                                                                            -------------
                          Total Insurance ................................      2,637,300            2.79%
                                                                            -------------          ------


                       See notes to financial statements.

                          GROWTH AND INCOME PORTFOLIO

                               DECEMBER 31, 1994

                                                                                                 PERCENT OF
 SHARES                                                                        VALUE             NET ASSETS
 ------                                                                        -----             ----------
                  MEDICAL & OTHER HEALTH SERVICES
 54,000           Manor Care Inc. ........................................  $   1,478,250
 45,000           Wellpoint Health Networks Class A(c) ...................      1,310,625
                                                                            -------------
                          Total Medical & Other Health Services ..........      2,788.875            2.95%
                                                                            -------------          ------
                  METAL MINING
 62,500           Engelhard Corp. ........................................      1,390,625            1.47%
                                                                            -------------          ------
                  MISCELLANEOUS
 16,000           Interpublic Group Inc. .................................        514,000
 55,500           Morton International Inc.                                     1,581,750
                                                                            -------------
                          Total Miscellaneous ............................      2,095,750            2.22%
                                                                            -------------          ------
                  MOTOR VEHICLES & EQUIPMENT
 42,000           Genuine Parts ..........................................      1,512.000            1.60%
                                                                            -------------          ------
                  OFFICE & BUSINESS EQUIPMENT
 30,000           Automatic Data Processing Inc. .........................      1,755,000
 20,000           BMC Software(b)(c) .....................................      1,137,500
 34,500           Pitney Bowes Inc. ......................................      1,095,375
                                                                            -------------
                          Total Office & Business Equipment ..............      3,987,875            4.22%
                                                                            -------------          ------
                  OIL & GAS
 54,800           Enron ..................................................      1,671,400            1.77%
                                                                            -------------          ------
                  PAINTS, VARNISHES, LACQUERS
 42,500           Sherwin Williams Company ...............................      1,407,812            1.49%
                                                                            -------------          ------
                  PERSONAL SERVICES
 33,000           H & R Block Inc. .......................................      1,225,125            1.29%
                                                                            -------------          ------
                  PEST CONTROL
 48,400           Rollins Inc. ...........................................      1,107,150            1.17%
                                                                            -------------          ------
                  PRINTING & PUBLISHING
 28,500           Gannett Company Inc. ...................................      1,517,625            1.60%
                                                                            -------------          ------
                  RAILROADS
 45,000           Illinois Central Corp. .................................      1,383,750            1.46%
                                                                            -------------          ------
                  RETAIL SALES
 35,000           May Dept. Stores .......................................      1,181,250
 29,000           Toys R Us Inc. .........................................        884,500
                                                                            -------------
                          Total Retail Sales .............................      2,065,750            2.18%
                                                                            -------------          ------
                  SEARCH, DETECTION, NAVIGATION GUIDE
 23,000           Raytheon Company .......................................      1,469,125            1.55%
                                                                            -------------          ------
                  SERVICE--HEALTH & ALLIED SERVICES
 30,425           US Health Care Inc.(b) .................................      1,255,031            1.33%
                                                                            -------------          ------
                  SOAP, DETERGENT, CLEANING PREPARATION, PERFUME
 25,000           Johnson & Johnson ......................................      1,368,750            1.45%
                                                                            -------------          ------
                  STEEL WORKS, BLAST FURNACES
 67,000           Worthington Industries .................................      1,340,000            1.42%
                                                                            -------------          ------


                       See notes to financial statements.

                          GROWTH AND INCOME PORTFOLIO

                               DECEMBER 31, 1994


                                                                                                PERCENT OF
SHARES                                                                        VALUE             NET ASSETS
------                                                                        -----             ----------
                 TELECOMMUNICATIONS
50,000           Century Telephone Enter ................................  $  1,475,000
33,000           Southwestern Bell Corp. ................................     1,332,375
49,500           Hong Kong Telecom, Ltd. ADR(a) .........................       946,688
                                                                          -------------
                        Total Telecommunications .......................      3,754,063             3.97%
                                                                          -------------           ------
                 TRANSPORTATION
64,000           Carnival Corp. .........................................      1,360,000             1.44%
                                                                           -------------           ------
                         Total Common Stock (cost $83,389,192) ..........     82,362,042            87.07%
                                                                           -------------           ------
                 U.S. GOVERNMENT AGENCY
18,000           Federal National Mortgage Association (cost $1,413,000)       1,311,750             1.39%
                                                                           -------------           ------
                         Total investments (cost $102,855,324) ..........   $101,726,924           107.55%
                 Liabilities in Excess of Other Assets ..................     (7,143,624)           (7.55)%
                                                                           -------------           ------
                 Net Assets .............................................  $  94,583,300           100.00%
                                                                           =============           ======

The aggregate cost of securities for federal income tax purposes at December 31, 1994 is
102,855,324.

The following amount is based on costs for federal income tax purposes:
        Aggregate gross unrealized appreciation .................................  $3,994,239
        Aggregate gross unrealized depreciation .................................  (5,122,639)
                                                                                  -------------
        Net unrealized depreciation ............................................. ($1,128,400)
                                                                                  =============

----------
(a)     All or part of this security is on loan.
(b)     Over-the-counter security.
(c) Non-income producing security as defined by the Investment Company Act of 1940.
(d)     Collateral for securities on loan.


                       See notes to financial statements.

                                 EQUITY GROWTH

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1994

                                          ASSETS

Investments, at value (cost $178,767,259) ...............................................   $194,012,265
Receivable for securities sold ..........................................................        480,881
Dividends receivable ....................................................................        104,615
Receivable from securities lending ......................................................         16,772
                                                                                            ------------
       Total assets .....................................................................    194,614,533
                                                                                            ------------
                                       LIABILITIES

Deposit for securities loaned ...........................................................     43,055,400
Payable for securities purchased ........................................................      2,629,941
Due to advisor ..........................................................................          7,248
Accrued expenses:
   Investment advisory fees .............................................................         82,309
   Custody fees .........................................................................          3,803
   Professional fees ....................................................................         14,771
   Printing fees ........................................................................          2,000
   Miscellaneous fees ...................................................................          1,231
                                                                                            ------------
       Total liabilities ................................................................     45,796,703
                                                                                            ------------
Net assets ..............................................................................   $148,817,830
                                                                                            ============
Net assets consist of:
   Paid-in capital ......................................................................   $133,572,824
   Net unrealized appreciation on investments ...........................................     15,245,006
                                                                                            ------------
       Total net assets .................................................................   $148,817,830
                                                                                            ============


                       See notes to financial statements.

                                 EQUITY GROWTH

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1994

Investment income:
   Dividend income .....................................................   $   296,261
   Interest income .....................................................       482,653
   Miscellaneous income ................................................         1,737
                                                                           -----------
        Total income ...................................................       780,651
                                                                           -----------
Expenses:
   Investment advisory fees (Note 3) ...................................       629,874
   Custodian fees ......................................................        38,436
   Professional fees ...................................................        33,769
   Printing fees .......................................................         2,000
   Miscellaneous fees ..................................................         2,164
                                                                           -----------
                                                                               706,243
   Expenses waived by the investment advisor ......................             31,377
                                                                           -----------
        Total expenses ........................................                674,866
                                                                           -----------
Net investment income ..................................................       105,785
                                                                           -----------
Net realized and unrealized gains (losses) on investments:
   Net realized losses on investments ..................................    (3,498,589)
   Net unrealized appreciation on investments ..........................    15,245,006
                                                                           -----------
Net realized and unrealized gains (losses) on investments ..............    11,746,417
                                                                           -----------
Net increase in net assets resulting from operations ...................   $11,852,202
                                                                           ===========


                       See notes to financial statements.

                                 EQUITY GROWTH

                       STATEMENT OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1994

From operations:
   Net investment income                                                 $    105,785
   Net realized losses on investments                                      (3,498,589)
   Net unrealized appreciation on investments                              15,245,006
                                                                         ------------
   Net increase in net assets resulting from operations                    11,852,202
                                                                         ------------
From capital transactions:
   Proceeds from capital invested                                         256,748,572
   Value of capital withdrawn                                             119,782,944
                                                                         ------------
Net increase in net assets resulting from capital transactions            136,965,628
                                                                         ------------
Net increase in net assets                                                148,817,830
Net assets:
  Beginning of year                                                                --
                                                                         ------------
  End of year                                                            $148,817,830
                                                                         ============


                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                               DECEMBER 31, 1994


                                                                                                       PERCENT OF
        PRINCIPAL                                                                     VALUE            NET ASSETS
        ---------                                                                     -----            ----------
                         TIME DEPOSITS
        $ 1,020,390      First National Bank of Boston, Nassau 5.80%,
                           Due 1/10/95(d) .......................................  $   1,020,552
          1,114,950      First National Bank of Boston, Nassau 5.11%,
                           Due 1/23/95(d) .......................................      1,115,106
          1,020,390      First National Bank of Boston, Nassau 5.83%,
                           Due 1/27/95(d) .......................................      1,020,553
          5,000,000      First Union National Bank of North Carolina, Nassau
                           5.75%, Due 1/23/95(d) ................................      5,000,784
          9,000,000      Fleet Bank of Massachusetts, Nassau 6.25%,
                           Due 1/03/95(d) .......................................      9,001,501
          7,270,280      Fleet National Bank, Grand Cayman 6.25%,
                           Due 1/03/95(d) .......................................      7,271,515
          9,000,000      Fuji Bank LTD, Grand Cayman 5.875%,
                           Due 2/02/95(d) .......................................      9,001,407
          2,101,951      Harris Bank, Nassau 6.05%, Due 1/17/95(d) ..............      2,102,299
          7,527,439      Harris Bank, Nassau 5.9375%, Due 2/02/95(d) ............      7,528,653
                                                                                   -------------
                                 Total Time Deposits (cost $43,062,370) .........     43,062,370            28.94%
                                                                                   -------------          -------
                         REPURCHASE AGREEMENT
         10,417,379      Repurchase Agreement with Prudential Securities
                           Dated 12/30/94, 5.65%, proceeds at maturity
                           $10,423,919, Due 1/03/95 (collateralized by Federal
                           Home Loan Mortgage Corp., 7.00% to 9.00%, Due
                           12/15/20 to 1/15/24, and Federal National
                           Mortgage Association, 1.94% to 10.50%, Due
                           12/01/00 to 11/25/23, with a market value of
                           $10,625,919) (cost $10,419,014) ......................     10,419.014             7.00%
                                                                                   -------------          -------

          SHARES         COMMON STOCK

                         ANIMAL SERVICES
          98,200         Petsmart Inc.(a)(b)(c) .................................      3,387,900             2.27%
                                                                                   -------------          -------
                         COMMUNICATIONS EQUIPMENT
         110,300         DSC Communications(a)(b)(c) ............................      3,957,013
          85,400         General Instrument Corp.(a)(c) .........................      2,562,000
          92,800         Motorola Inc. ..........................................      5,370,800
                                                                                   -------------
                                 Total Communications Equipment .................     11,889,813             7.99%
                                                                                   -------------          -------
                         COMMUNICATIONS SERVICES
         108,600         Rogers Cantel Mobile Comm-B(a)(b)(c) ...................      3,166,363             2.13%
                                                                                   -------------          -------
                         CONSTRUCTION
         105,100         Lowes Co's, Inc. .......................................      3,652,225             2.45%
                                                                                   -------------          -------


                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                               DECEMBER 31, 1994

                                                                                                        Percent of
        Shares                                                                        Value             Net Assets
        ------                                                                        -----             ----------
                         EATING & DRINKING PLACES
        127,875          Brinker International, Inc.,(c) ....................... $  2,317,734
        109,800          Cracker Barrel Old Country Store(a)(b) ................    2,031,300
         70,800          Starbucks Corp.(a)(b)(c) ..............................    1,947,000
                                                                                 ------------
                                 Total Eating & Drinking Places ................    6,296,034               4.23%
                                                                                 ------------             ------
                         ELECTRICAL EQUIPMENT
         42,800          Cisco Systems, Inc.,(b)(c) ............................    1,503,350
         73,100          Intel Corp.(b) ........................................    4,669,263
                                                                                 ------------
                                 Total Electrical Equipment ....................    6,172,613               4.15%
                                                                                 ------------             ------
                         FOOD & BEVERAGE
         94,100          Boston Chicken Inc.,(a)(b)(c) .........................    1,634,987               1.10%
                                                                                 ------------             ------
                         MEDICAL & OTHER HEALTH SERVICES
         86,200          Coventry Corporation(b)(c) ............................    2,111,900
         36,000          Healthsource Inc.(c) ..................................    1,471,500
         60,400          Oxford Health Plans(a)(b)(c) ..........................    4,786,700
                                                                                 ------------
                                 Total Medical & Other Health Services .........    8,370,100               5.62%
                                                                                 ------------             ------
                         OFFICE & BUSINESS EQUIPMENT
         71,500          CUC International Inc.,(a) ............................    2,395.250
         71,100          EMC Corp., Mass(c) ....................................    1,537,537
        159,200          Informix Corporation(b)(c) ............................    5,114,300
         98,800          Microsoft Corp.(b)(c) .................................    6,039,150
        114,800          Office Depot(c) .......................................    2,755,200
        117,200          Officemax Inc.,(c) ....................................    3,105,800
        117,200          Oracle Systems Corp.(b)(c) ............................    5,171,450
        104,900          Pyxis Inc.,(a)(b)(c) ..................................    1,993,100
         89,300          Sybase Inc.,(a)(b)(c) .................................    4,643,600
                                                                                 ------------
                                 Total Office & Business Equipment .............   32,755,387              22.01%
                                                                                 ------------             ------
                         PERSONAL SERVICES
        120,000          H & R Block, Inc. .....................................    4,455,000               2.99%
                                                                                 ------------             ------
                         RADIO AND TELEVISION BROADCAST
         40,400          Lin Broadcasting Corp.(b) .............................   5,393,400
         20,200          Lin Television Corp. ..................................     459,550
                                                                                 ------------
                                 Total Radio And Television Broadcast ..........   5,852,950                3.93%
                                                                                 ------------             ------
                         RESEARCH, DEVELOPMENT & TESTING
        112,100          Biogen, Inc.(a)(b)(c) .................................   4,680,175                3.15%
                                                                                 ------------             ------
                         RETAIL SALES
        139,900          Autozone Inc.(a)(c) ...................................   3,392,575
        144,900          Best Buy Company. Inc.(a) .............................   4,528,125
        114,898          Home Depot ............................................   5,285,308
        209,300          Staples Inc.(a)(b)(c) .................................   5,180,175
        164,700          Wal-Mart Stores Inc. ..................................   3,499,875
                                                                                 ------------
                                 Total Retail Sales ............................  21,886,058               14.71%
                                                                                 ------------             ------
                         SECURITY SYSTEM SERVICES
         99,250          Sensormatic Electronics Corp. .........................   3,573.000                2.40%
                                                                                 ------------             ------
                         SERVICES-HEALTH & ALLIED SERVICES
         96,800          United Healthcare Corp. ...............................   4,368,100                2.94%
                                                                                 ------------             ------


                       See notes to financial statements.

                            EQUITY GROWTH PORTFOLIO

                               DECEMBER 31, 1994

                                                                                                         PERCENT OF
        SHARES                                                                        VALUE              NET ASSETS
        ------                                                                        -----              ----------
                         TELECOMMUNICATIONS
        164,300          Airtouch Communications Inc.(c) ..........................   $  4,785,238
         44,100          Paging Network Inc. Telecom(b)(c) ........................      1,499,400
         33,200          Telephone & Data System ..................................      1,531,350
         84,100          Ericsson L M Telephone ADR(b) ............................      4,636,013
        176,600          Vodafone Group ...........................................      5,938,175
                                                                                      ------------
                                 Total Telecommunications .........................     18,390,176          12.36%
                                                                                      ------------        -------
                                 Total Common Stock (cost $125,285,875) ...........    140,530,881          94.43%
                                                                                      ------------        -------
                         Total investments (cost $178,767,259) ....................   $194,012,265         130.37%
                         Liabilities in Excess of Other Assets ....................    (45,194,435)       (30.37)%
                                                                                      ------------        -------
                         Net Assets ...............................................   $148,817,830         100.00%
                                                                                      ============        =======
        The aggregate cost of Securities for federal income tax purposes at December 31, 1994 is $178,767,259.

        The following amount is based on costs for federal income tax purposes:

                        Aggregate gross unrealized appreciation ...................   $ 18,703,026
                        Aggregate gross unrealized depreciation ...................     (3,458,020)
                                                                                      ------------
                        Net unrealized depreciation ...............................   $ 15,245,006
                                                                                      ============

--------------
(a)     All or part of this security is on loan.
(b)     Over-the-counter security.
(c) Non-income producing security as defined by the Investment Company Act of 1940.
(d)     Collateral for securities on loan.


                       See notes to financial statements.

                                 SPECIAL EQUITY

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1994

                                     ASSETS

Investments, at value (Cost $234,517,196) ......................................   $239,254,274
Receivable for securities sold .................................................      3,008,482
Dividends receivable ...........................................................        275,437
Receivable from investment advisor .............................................          9,046
Receivable from securities lending .............................................         20,532
                                                                                   ------------
        Total assets ...........................................................    242,567,771
                                                                                   ------------
                                  LIABILITIES

Deposit for securities loaned ..................................................     20,629,100
Payable for securities purchased ...............................................      4,090,816
Accrued expenses:
   Investment advisory fees ....................................................        138,004
   Custody fees ................................................................         17,063
   Professional fees ...........................................................         16,281
   Printing fees ...............................................................          2,000
   Miscellaneous fees ..........................................................          2,642
                                                                                   ------------
        Total liabilities .....................................................     24,895,906
                                                                                   ------------
Net assets .....................................................................   $217,671,865
                                                                                   ============
Net assets consist of:
   Paid-in capital .............................................................   $212,934,787
   Net unrealized appreciation on investments ..................................      4,737,078
                                                                                   ------------
        Total net assets .......................................................   $217,671,865
                                                                                   ============


                       See notes to financial statements.

                                 SPECIAL EQUITY

                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1994

Investment income:
   Dividend income ......................................................  $1,454,990
   Interest income ......................................................     883,687
                                                                           ----------
        Total income ....................................................   2,338,677
                                                                           ----------
Expenses:
   Investment advisory fees (Note 3) ....................................   1,628,738
   Custodian fees .......................................................     117,043
   Professional fees ....................................................      39,556
   Printing fees ........................................................       2,000
   Miscellaneous fees ...................................................       5,133
                                                                           ----------
                                                                            1,792,470
Expenses waived by the investment advisor ...............................      61,756
                                                                           ----------
        Total expenses ..................................................   1,730,714
                                                                           ----------
Net investment income ...................................................     607,963
                                                                           ----------
Net realized and unrealized gains (losses) on investments:
   Net realized losses on investments ...................................  (4,329,355)
   Net unrealized appreciation on investments ...........................   4,737,078
                                                                           ----------
Net realized and unrealized gains (losses) on investments ...............     407,723
                                                                           ----------
Net increase in net assets resulting from operations ....................  $1,015,686
                                                                           ==========


                       See notes to financial statements.

                                 SPECIAL EQUITY

                       STATEMENT OF CHANGES IN NET ASSETS

                      For the year ended December 31, 1994


From operations:

     Net investment income ......................................      $    607,963
     Net realized losses on investments .........................        (4,329,355)
     Net unrealized appreciation on investments .................         4,737,078
                                                                       ------------
     Net increase in net assets resulting from operations .......         1,015,686
                                                                       ------------
From capital transactions:

     Proceeds from capital invested .............................       320,045,388
     Value of capital withdrawn .................................       103,389,209
                                                                       ------------
Net increase in net assets resulting from capital transactions ..       216,656,179

                                                                       ------------
Net increase in net assets ......................................       217,671,865
Net assets:
     Beginning of year ..........................................              --
                                                                       ------------
     End of year ................................................      $217,671,865
                                                                       ============

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                            PORTFOLIO OF INVESTMENTS
                                December 31, 1994

                                                                                                        PERCENT OF
  PRINCIPAL                                                                           VALUE             NET ASSETS
  ---------                                                                           -----             ----------
               TIME DEPOSITS
 $   488,898   First National Bank of Boston, Nassau 5.80%,
                   Due 1/10/95(d).............................................     $   488,976
   2,667,790   First National Bank of Boston, Nassau 5.11%,
                   Due 1/23/95(d).............................................       2,668,165
     488,899   First National Bank of Boston, Nassau 5.83%,
                   Due 1/27/95(d).............................................         488,977
   3,483,403   Fleet National Bank, Grand Cayman 6.25%,
                   Due 1/03/95(d).............................................       3,484,002
   7,000,000   Fuji Bank LTD, Grand Cayman 5.875%,
                   Due 2/02/95(d).............................................       7,001,136
   3,444,493   Harris Bank, Nassau 6.05%, Due 1/17/95(d)......................       3,445,067
   3,055,617   Harris Bank, Nassau 5.9375%, Due 2/02/95(d)....................       3,056,116
                                                                                   -----------
                   Total Time Deposits (cost $20,632,439).....................      20,632,439            9.48%
                                                                                   -----------           -----
               REPURCHASE AGREEMENT
  22,487,461   Repurchase Agreement with Prudential Securities, Dated
                 12/30/94, 5.65%, proceeds at maturity $22,501,578, Due
                 1/03/95 (collateralized by Federal Home Loan Mortgage
                 Corp., 7.00% to 9.00%, Due 12/15/20 to 1/15/24, and
                 Federal National Mortgage Association, 1.94% to 10.50%,
                 Due 12/01/00 to 11/25/23, with a market value of
                 $22,937,629) (cost $22,490,990)..............................      22,490,990           10.33%
                                                                                   -----------           -----

   SHARES      COMMON STOCK
   ------      ------------
               ADVERTISING SERVICES
      19,700   Catalina Marketing Corp........................................       1,095,812            0.50%
                                                                                   -----------           -----
               BANKING
      41,925   Shawmut National Corp..........................................         686,522            0.32%
                                                                                   -----------           -----
               BANKING EQUITY
      44,700   Advest Group Inc...............................................         229,087
     110,000   Peoples Bank Bridgeport(b).....................................       1,306,250
     157,300   Premier Bancorp(b).............................................       2,497,138
                                                                                   -----------
                          Total Banking Equity................................       4,032,475            1.85%
                                                                                   -----------           -----
               BEVERAGES
      95,000   Panamerican Beverages Inc......................................       3,004,375            1.38%
                                                                                   -----------           -----
               BROADCASTING
      24,000   Jacor Communications Inc.(b)...................................         318,000            0.15%
                                                                                   -----------           -----
               BROADWOVEN FABRIC MILLS, COTTON
     103,800   Cone Mills Corp.(c)............................................       1,232,625            0.57%
                                                                                   -----------           -----
               CABLE & OTHER PAY TV SERVICES
      20,000   Cablevision Systems Corp.(c)...................................       1,010,000
      64,500   Jones Intercable Inc.(b).......................................         790,125
                                                                                   -----------
                          Total Cable & Other Pay TV Services.................       1,800,125            0.83%
                                                                                   -----------           -----
               CHEMICALS & ALLIED PRODUCTS
      17,000   Petrolite Corp.(b).............................................         442,000            0.20%
                                                                                   -----------           -----

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               December 31, 1994

                                                                                                       PERCENT OF
     SHARES                                                                           VALUE            NET ASSETS
     ------                                                                           -----            ----------
               COMMUNICATIONS EQUIPMENT
      53,200   DSC Communications(a)(b)(c)....................................     $ 1,908,550
      32,900   General Instrument Corp.(a)(c).................................         987,000
      35,700   Glenayre Technologies Inc.(b)..................................       2,061,675
      17,800   HBO & Company(b)...............................................         614,100
      46,400   Motorola Inc...................................................       2,685,400
      12,000   Northern Telecom Ltd...........................................         400,500
                                                                                   -----------
                    Total Communications Equipment............................       8,657,225            3.98%
                                                                                   -----------           -----
               COMMUNICATIONS SERVICES
      50,000   ACC Corp.......................................................         737,500
      25,200   CommNet Cellular Inc.(b)(c)....................................         730,800
                                                                                   -----------
                    Total Communications Services.............................       1,468,300            0.67%
                                                                                   -----------           -----
               CONSTRUCTION AND BUILDING MATERIALS
      21,500   Atmel Corp.(b)(c)..............................................         720,250
      81,900   HILB Rogal & Hamilton Company..................................         993,037
      22,000   Lowes Co's, Inc................................................         764,500
                                                                                   -----------
                    Total Construction and Building Materials.................       2,477,787            1.14%
                                                                                   -----------           -----
               CONSUMER GOODS & SERVICES
      35,000   Armor All Products Corp........................................         726,250            0.33%
                                                                                   -----------           -----
               DRUGS
      53,400   American Safety Razor Company..................................         734,250
      35,300   Dura Pharmaceuticals Inc.(b)(c)................................         511,850
      71,000   Vitalink Pharmacy Services(b)(c)...............................       1,011,750
                                                                                   -----------
                    Total Drugs...............................................       2,257,850            1.04%
                                                                                   -----------           -----
               EATING & DRINKING PLACES
      34,938   Apple South Inc.(b)............................................         458,555            0.21%
                                                                                   -----------           -----
               EDUCATION
     445,800   National Education Corp........................................      1,838,925             0.84%
                                                                                   -----------           -----
               ELECTRICAL EQUIPMENT
      22,000   Altera Corp.(b)(c).............................................         921,250
      72,900   Applied Materials Inc.(b)(c)...................................       3,080,025
     123,550   Checkpoint Systems(c)..........................................       2,378,337
      21,600   Colonial Group(b)(c)...........................................         702,000
       6,000   Craftmade International Inc.(b)(c).............................          59,250
      17,200   Gentex Corp.(b)(c).............................................         417,100
       6,400   Intel Corp.(b)(c)..............................................         408,800
      38,000   Kemet Corp.(b)(c)..............................................       1,125,750
      17,000   Macromedia Inc.(b)(c)..........................................         433,500
       7,300   Maxim Intergrated Products(b)(c)...............................         255,500
      42,500   Rogers Corp....................................................       2,114,375
      21,600   Stratacom Inc.(a)(b)(c)........................................         756,000
      13,700   Tencor Instruments(b)(c).......................................         527,450
      18,100   Texas Instruments..............................................       1,355,238
      21,200   Ultratech Stepper Inc.(b)(c)...................................         805,600
                                                                                   -----------
                    Total Electrical Equipment................................      15,340,175            7.05%
                                                                                   -----------           -----

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                                 December 31, 1994

                                                                                                       PERCENT OF
     SHARES                                                                           VALUE            NET ASSETS
     ------                                                                           -----            ----------
               ENVIRONMENTAL MANAGEMENT
      19,000   United Waste Systems Inc.(c)...................................     $  475,000             0.22%
                                                                                   ----------            -----
               FABRICATED METAL PRODUCTS
       4,600   NN Ball & Roller Inc.(b).......................................         87,400             0.04%
                                                                                   ----------            -----
               FARM & GARDEN MACHINERY & EQUIPMENT
      14,000   Lindsay Manufacturing Company(b)(c)............................        423,500             0.19%
                                                                                   ----------            -----
               FINANCE
      83,000   Allied Capital Corporation(b)..................................      1,089,375
      40,800   Allied Capital Lending Co(b)...................................        423,300
      77,600   Cash American Investments Inc..................................        766,300
      66,800   Foothill Group.................................................      1,002,000
     180,500   Kinder Care Learning Ctrs.(b)(c)...............................      2,211,125
                                                                                   ----------
                    Total Finance.............................................      5,492,100             2.52%
                                                                                   ----------            -----
               FINANCIAL SERVICES
      92,000   JMC Group Inc.(b)..............................................        143,750
      60,000   Washington Mutual Inc..........................................      1,012,500
      35,900   Credit Acceptance(a)(b)(c).....................................        637,225
      22,542   Value Health Inc.(c)...........................................        839,690
                                                                                   ----------
                    Total Financial Services..................................      2,633,165             1.21%
                                                                                   ----------            -----
               FREIGHT
     110,000   Harper Group Inc.(b)...........................................      1,732,500
     117,000   Intertrans Corp.(b)............................................      1,521,000
      10,000   Sea Containers Inc.............................................        136,250
                                                                                   ----------
                    Total Freight.............................................      3,389,750             1.56%
                                                                                   ----------            -----
               FUNERAL SERVICES & CREMATORIES
      77,800   MHI Group Inc..................................................        554.325             0.25%
                                                                                   ----------            -----
               GAMING
      25,500   Harveys Casinos Resorts........................................        328,312             0.15%
                                                                                   ----------            -----
               GROCERIES & RELATED PRODUCTS
     102,500   Dairymart Coven Stores(b)......................................        410,000
      32,000   Eskimo Pie Corp.(b)............................................        600,000
                                                                                   ----------
                    Total Groceries & Related Products........................      1,010,000             0.46%
                                                                                   ----------            -----
               GROCERY STORES
      20,400   General Nutrition Companies(b)(c)..............................        591,600
       3,000   Scotsman Industries Inc........................................         51,375
                                                                                   ----------
                    Total Grocery Stores......................................        642,975             0.30%
                                                                                   ----------            -----
               HAIR CARE PRODUCTS
      38,400   Helen of Troy Ltd..............................................        652,800             0.30%
                                                                                   ----------            -----
               HEALTH SERVICES & HOSPITAL SUPPLIES
       9,400   American Medical Response Inc.(c)..............................        271,425
      12,400   Genesis Health Ventures(a)(c)..................................        392,150
      10,500   Healthsouth Rehabilitation(c)..................................        388,500
      43,675   Health Management Associates(c)................................      1,091,875

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               December 31, 1994

                                                                                                       PERCENT OF
     SHARES                                                                           VALUE            NET ASSETS
     ------                                                                           -----            ----------
               HEALTH SERVICES & HOSPITAL SUPPLIES--(CONTINUED)
      22,100   Sun Healthcare Group Inc.(c)...................................    $   560,788
      49,625   Vencor Inc.(c).................................................      1,383,297
                                                                                  -----------
                    Total Health Services & Hospital Supplies.................      4,088,035             1.88%
                                                                                  -----------            -----
               HORTICULTURAL SPECIALTIES
      47,000   Sylvan Inc.(b)(c)..............................................        508,188             0.23%
                                                                                  -----------            -----
               HOTELS, TOURIST COURTS & MOTEL
      22,666   Sholodge Inc.(b)...............................................        481,653             0.22%
                                                                                  -----------            -----
               HOUSEHOLD AUDIO & VIDEO EQUIPMENT
      13,600   Broadband Technologies Inc.(b)(c)..............................        414,800             0.19%
                                                                                  -----------            -----
               INDUSTRIAL MACHINERY
      45,000   Electro Rent Corp.(b)(c).......................................        742,500
      87,500   ILC Technology Inc.(b).........................................        689,062
      41,550   Lam Research Corp.(b)(c).......................................      1,547,738
                                                                                  -----------
                    Total Industrial Machinery................................      2,979,300             1.37%
                                                                                  -----------            -----
               INSURANCE
     117,400   American Travellers Corp.(b)(c)................................      1,922,425
      38,600   Natl. Western Life Ins.(b)(c)..................................      1,341,350
      51,200   Western National Corp..........................................        659,200
      72,800   Willis Corroon Group ADR.......................................        746,200
                                                                                  -----------
                    Total Insurance...........................................      4,669,175             2.14%
                                                                                  -----------            -----
               INVESTING
      83,585   Presidential Realty New(b).....................................        720,921             0.33%
                                                                                  -----------            -----
               MANUFACTURING
      12,900   Cyrk International Inc.(a)(b)(c)...............................        533,737             0.25%
                                                                                  -----------            -----
               MEDICAL & OTHER HEALTH SERVICE
      15,000   Columbia/HCA Healthcare Corp.(a)...............................        547,500
      44,199   Community Health Systems(b)(c).................................      1,204,423
      38,300   Coventry Corporation(b)(c).....................................        938,350
      25,700   Healthsource Inc...............................................      1,050,488
      36,800   Hillhaven Corp.(c).............................................        782,000
      18,100   Horizon Healthcare Corp.(c)....................................        506,800
      17,600   IDEXX Laboratories Inc.(b)(c)..................................        633,600
      13,400   Integrated Health Services(a)..................................        529,300
      26,500   Living Centers Of America(c)...................................        884,438
      31,300   Mariner Health Group Inc.(b)(c)................................        676,862
     120,000   Med-Chem Products Inc..........................................        555,000
      21,800   Omnicare Inc.(a)...............................................        956,475
      26,100   Phycor Inc.(a)(b)(c)...........................................        698,175
       7,400   Quantum Health Resources(b)(c).................................        212,750
      23,000   Summit Care Corp.(a)(b)(c).....................................        437,000
      15,700   United Healthcare Corp.........................................        708,463
      76,000   Universal Health Services(b)...................................      1,862,000
                                                                                  -----------
               Total Medical & Other Health Service...........................     13,183,624             6.06%
                                                                                  -----------            -----

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO

                               December 31, 1994

                                                                                                       PERCENT OF
     SHARES                                                                           VALUE            NET ASSETS
     ------                                                                           -----            ----------
               MISCELLANEOUS INVESTING
      99,800   Allied Capital Commercial Corp(b)..............................     $1,659,175
      22,800   Health Care Property Invest Inc.(a)............................        686,850
                                                                                   ----------
                   Total Miscellaneous Investing..............................      2,346,025             1.08%
                                                                                   ----------            -----
               MISCELLANEOUS
      78,000   AAR Corp.......................................................      1,043,250
      14,000   Blyth Industries Inc.(c).......................................        400,750
      38,000   Expeditors Intl. Wash Inc.(b)..................................        826,500
      54,000   Homeowners Group Inc.(b).......................................         43,875
     180,000   ITT Educational Services Inc.(c)...............................      1,822,500
      32,300   Midwest Grain Products, Inc.(b)................................        775,200
                                                                                   ----------
                   Total Miscellaneous........................................      4,912,075             2.26%
                                                                                   ----------            -----
               MISCELLANEOUS SERVICES
     101,600   Manpower Inc...................................................      2,857,500             1.31%
                                                                                   ----------            -----
               MOTOR VEHICLES & EQUIPMENT
       8,600   General Motors CL E............................................        331,100
      17,000   Wabash National Corp...........................................        663,000
                                                                                   ----------
                   Total Motor Vehicles & Equipment...........................        994,100             0.46%
                                                                                   ----------            -----
               OFFICE & BUSINESS EQUIPMENT
      27,400   Acxiom Corp.(b)(c).............................................        760,350
      70,000   Amplicon Inc.(b)...............................................      1,295,000
      70,175   Brandon System Corp............................................      1,254,378
       6,000   CUC International Inc..........................................        201,000
      40,900   Cambridge Tech Partners Inc.(b)(c).............................        910,025
      11,400   Cerner Corp.(a)(b)(c)..........................................        503,025
      25,500   Chipcom Corporation(b)(c)......................................      1,275,000
      21,200   Electronics For Imaging(b)(c)..................................        583,000
      24,100   FTP Software Inc.(b)(c)........................................        762,163
      23,200   Fair Issac & Company Inc.(b)...................................      1,305,000
      97,900   Jack Henry & Associates(b).....................................        954,525
      16,000   Infocus Systems Incorp.(b)(c)..................................        417,000
      39,300   Input/Output Inc.(b)(c)........................................        928,462
      12,900   Micros Systems Inc.(a)(b)(c)...................................        486,975
      17,100   Micron Technology..............................................        754,538
      46,800   National Computer System Inc.(b)...............................        725,400
      14,000   Netmanage Inc.(b)(c)...........................................        567,000
      17,700   Network Peripherals Inc.(b)(c).................................        482,325
      31,500   New Image Industries(b)........................................        129,938
      14,300   Office Depot(c)................................................        343,200
       6,000   Officemax Inc.(c)..............................................        159,000
      52,800   Oracle Systems Corp.(b)(c).....................................      2,329,800
      24,800   Parametrics Technology Corp.(b)(c).............................        855,600
      11,800   Proxima Corp.(b)(c)............................................        340,725
         700   Silicon Graphics(c)............................................         21,613
      21,500   Sungard Data Sys Inc.(b)(c)....................................        827,750
      12,900   Sybase Inc.(a)(b)(c)...........................................        670,800

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO
                     PORTFOLIO OF INVESTMENTS--(Continued)

                               December 31, 1994


                                                                                                       PERCENT OF
     SHARES                                                                           VALUE            NET ASSETS
     ------                                                                           -----            ----------
               OFFICE & BUSINESS EQUIPMENT--(CONTINUED)
      38,500   Viewlogic Systems Inc.(b)(c)...................................    $   712,250
      17,200   Viking Office Prods Inc.(b)(c).................................        526,750
       9,100   Wall Data Inc.(b)(c)...........................................        361,725
      18,900   Wonderware Corporation(b)(c)...................................        637,875
      11,900   Zebra Technologies Corp.(b)(c).................................        464,844
                                                                                   ----------
                   Total Office & Business Equipment..........................     22,547,036            10.36%
                                                                                   ----------            -----
               OIL & GAS
      49,700   Daniel Industries..............................................        658,525
      98,900   Tosco Corp.....................................................      2,880,463
      34,700   UNC Incorporated...............................................        208,200
                                                                                   ----------
                   Total Oil & Gas............................................      3,747,188             1.72%
                                                                                   ----------            -----
               OPTICAL & OPTHALMIC GOODS
      14,700   KLA Instruments Corp.(b)(c)....................................        720,300             0.33%
                                                                                   ----------            -----
               PAPER & FOREST PRODUCTS
       8,450   BMC West Corp.(b)(c)...........................................        118,300
       8,600   Scott Paper Company............................................        594,475
                                                                                   ----------
                   Total Paper & Forest Products..............................        712,775             0.33%
                                                                                   ----------            -----
               PLASTICS MATERIALS & SYNTHETIC
      84,300   Lydall Inc.....................................................      2,739,750             1.26%
                                                                                   ----------            -----
               POLLUTION CONTROL
      40,881   Tetra Tech Inc.(b)(c)..........................................        725,642             0.33%
                                                                                   ----------            -----
               PRINTING & PUBLISHING
       7,700   Clear Channel Communications...................................        390,775
      60,000   Houghton Mifflin Company.......................................      2,722,500
     250,000   Steck Vaughn Publishing Corp.(b)(c)............................      1,437,500
                                                                                   ----------
                   Total Printing & Publishing................................      4,550,775             2.09%
                                                                                   ----------            -----
               PROFESSIONAL & COMMERCIAL EQUIPMENT SUPPLIES
      23,100   Callaway Golf Company(a).......................................        765,187             0.35%
                                                                                   ----------            -----
               RADIO AND TELEVISION BROADCAST
      27,000   Osborn Communications CP--New(b)(c)............................        202,500             0.09%
                                                                                   ----------            -----
               RADIO, TV, CONSUMER ELECTRONICS & MUSIC
      43,300   Cognex Corp.(b)(c).............................................      1,114,975
      27,900   IMRS Inc.(b)(c)................................................      1,102,050
                                                                                   ----------
                   Total Radio, TV, Consumer Electronics & Music..............      2,217,025             1.02%
                                                                                   ----------            -----
               RAILROADS
      13,700   Wisconsin Central Transport(b)(c)..............................        565,125             0.26%
                                                                                   ----------            -----
               REAL ESTATE
      29,300   Roc Communities Inc............................................        615,300             0.28%
                                                                                   ----------            -----
               RETAIL SALES
      13,800   Ann Taylor Stores(a)(c)........................................        474,375
      16,000   Bed Bath & Beyond Inc.(a)(b)(c)................................        480,000
      15,800   Blair Corporation..............................................        632,000
     124,000   Casey's General Stores Inc.(b).................................      1,860,000

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO
                     PORTFOLIO OF INVESTMENTS--(Continued)

                               December 31, 1994

                                                                                                       PERCENT OF
     SHARES                                                                           VALUE            NET ASSETS
     ------                                                                           -----            ----------
               RETAIL SALES--(CONTINUED)
      62,700   Catherines Stores Corp.(b)(c)..................................    $   548,625
     173,200   Consolidated Stores Corp.(c)...................................      3,225,850
      15,900   Department 56, Inc.(c).........................................        632,025
      69,000   Fred's Inc.(b).................................................        621,000
     150,000   MacFrugals Bargains Close-Outs.................................      3,000,000
     146,200   Michael Anthony Jewellers Inc.(c)..............................        986,850
      20,900   Micro Warehouse Inc.(b)(c).....................................        731,500
      15,800   Nautica Enterprises Inc.(b)....................................        477,950
     110,000   Pentech International Inc.(b)(c)...............................        440,000
      54,800   Service Merchandise Company....................................        253,450
      26,850   Sports & Recreation Inc.(c)....................................        691,388
       3,100   The Sports Authority Inc.(c)...................................         65,100
      25,100   Sunglass Hut Inc.(a)(b)(c).....................................        577,300
      50,000   TJX Cos Inc. New...............................................        781,250
      44,500   Tandy Crafts Inc...............................................        483,938
      16,600   Tommy Hilfiger Corp.(a)........................................        749,075
                   Total Retail Sales.........................................     17,711,676             8.14%
                                                                                  -----------            -----
               SAVINGS & LOAN HOLDING COMPANIES
      52,573   First Republic Bancorp Inc.(a).................................        591,446
      84,500   Firstfed Michigan Corp.(b).....................................      1,732,250
                                                                                  -----------
                   Total Savings & Loan Holding Companies.....................      2,323,696             1.07%
                                                                                  -----------            -----
               SAVINGS INSTITUTIONS
     114,000   American Federal Bank(b).......................................      1,225,500
     145,000   American Savings of Fla--FSB(b)................................      2,845,625
     140,000   Roosevelt Financial Grp Inc.(b)................................      2,100,000
                                                                                  -----------
                   Total Savings Institutions.................................      6,171,125             2.84%
                                                                                  -----------            -----
               SECURITY SYSTEM SERVICES
       5,000   Sierra On-Line Inc.(b)(c)......................................        171,250
      15,300   Synopsys Inc.(b)(c)............................................        669,375
     753,692   Automated Security Holdings ADR................................      1,695,807
                                                                                  -----------
                   Total Security System Services.............................      2,536,432             1.17%
                                                                                  -----------            -----
               SEMICONDUCTOR CAPITAL EQUIPMENT
       6,300   Alliance Semiconductor Corp.(b)(c).............................        196,875             0.09%
                                                                                  -----------            -----
               SERVICES-CLEANING & MAINTENANCE TO DWELLERS
      31,700   ABM Industries Inc.............................................        737,025             0.34%
                                                                                  -----------            -----
               SEWER/DRAIN CLEANING SERVICE
      29,000   Roto Rooter Inc.(b)............................................        638,000             0.29%
                                                                                  -----------            -----
               SOAP, DETERGENT, CLEANING PREPARATION, PERFUME
      35,100   Chemed Corp....................................................      1,171,462
       7,600   Sybron Chemicals Inc.(b)(c)....................................        117,800
                                                                                  -----------
                   Total Soap, Detergent, Clean Preparation, Perfume..........      1,289,262             0.59%
                                                                                  -----------            -----
               TELECOMMUNICATIONS
      24,300   ALC Communications Corp........................................        756,337
      14,400   Aspect Telecommunication Corp.(b)(c)...........................        482,400
     103,500   AT&T Capital...................................................      2,212,312

                       See notes to financial statements.

                            SPECIAL EQUITY PORTFOLIO
                     PORTFOLIO OF INVESTMENTS--(Continued)

                               December 31, 1994

                                                                                                       PERCENT OF
     SHARES                                                                           VALUE            NET ASSETS
     ------                                                                           -----            ----------
               TELECOMMUNICATIONS--(CONTINUED)
      10,700   Airtouch Communications Inc....................................   $    311,637
      21,200   Applied Digital Access Inc.(b)(c)..............................        537,950
      14,175   Associated Group Inc.-CL A (b)(c)..............................        333,112
      14,175   Associated Group Inc.-CL B (b)(c)..............................        333,112
      35,300   Cabletron Systems Inc.(a)(c)...................................      1,641,450
      65,975   Centennial Cellular Corp. A(b).................................      1,121,575
      14,600   Cidco Inc.(a)(b)(c)............................................        423,400
      53,000   Davel Communications Group(b)(c)...............................        675,750
      10,300   LDDS Communications Inc.(b)....................................        200,206
      21,100   MFS Communications Company Inc.(b)(c)..........................        691,025
      60,900   Pronet Inc.(b)(c)..............................................        883,050
      99,000   TPI Enterprises(a)(b)..........................................        383,625
      13,100   Nokia Corp. ADR(a).............................................        982,500
                                                                                 ------------
                    Total Telecommunications..................................     11,969,441              5.50%
                                                                                 ------------            ------
               TRANSPORTATION
      40,500   ADESA Corp.(b).................................................        546,750
      70,500   Air Express Intl. Corp.(a)(b)..................................      1,410,000
     100,000   Airborne Freight Corp.(a)......................................      2,050,000
     169,100   Consolidated Freightway........................................      3,783,612
     129,700   Pittston Services Group........................................      3,437,050
                                                                                 ------------
                    Total Transportation......................................     11,227,412              5.16%
                                                                                 ------------            ------
               WATCHES, CLOCKS, CLOCKWORK
      15,900   Fossil Inc.(a)(b)(c)...........................................        208,687              0.09%
                                                                                 ------------            ------
                    Total Common Stocks (cost $190,697,192)...................    195,333,695             89.74%
                                                                                 ------------            ------
               PREFERRED STOCK
               TELECOMMUNICATIONS
      14,900   Cellular Communications Inc.(b) (cost $696,575)................        797,150              0.37%
                                                                                 ------------            ------
               Total investments (cost $234,517,196)..........................   $239,254,274            109,92%
               Liabilities in Excess of Other Assets..........................    (21,582,409)            (9.92)%
                                                                                 ------------            ------
               Net Assets.....................................................   $217,671,865            100.00%
                                                                                 ============            ======
     The aggregate cost of securities for federal income tax purposes at
     December 31, 1994 is $234,517,196.

     The following amount is based on costs for federal income tax purposes:
               Aggregate gross unrealized appreciation........................   $ 21,203,290
               Aggregate gross unrealized depreciation........................    (16,466,212)
                                                                                 ------------
               Net unrealized appreciation....................................   $  4,737,078
                                                                                 ============

--------------
(a)    All or part of this security is on loan.
(b)    Over-the-counter security.
(c) Non-income producing security as defined by the Investment Company Act of 1940.
(d)    Collateral for securities on loan.

                       See notes to financial statements.

                        DIVERSIFIED INVESTORS PORTFOLIOS

                         Notes To Financial Statements

1.   ORGANIZATION AND BUSINESS

     Diversified Investors Portfolios (the "Series Portfolio"). a series trust organized on September 1, 1993 under the laws of the State of New York, is composed of nine different series that are, in effect, separate investment funds: the Money Market Series, the High Quality Bond Series, the Intermediate Government Bond Series, the Government/Corporate Bond Series, the Balanced Series, the Equity Income Series, the Growth & Income Series, the Equity Growth Series and the Special Equity Series (each a "Series"). The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in each Series. Investors in a Series (i.e., investment companies, insurance company separate accounts and common and commingled trust funds) will each be liable for all obligations of that Series (and of no other Series). On January 3, 1994 (commencement of operations) the MONY Pooled Separate Accounts exchanged all of its investable assets at a market value of $1,183,075,019 to the Series Portfolio in exchange for an interest in the Series Portfolio.

2.   SIGNIFICANT ACCOUNTING POLICIES

A.   SECURITY VALUATION:

     Short-term securities maturing in sixty days or less are valued at amortized cost. The amortized cost of a security is determined by valuing it at original cost and thereafter amortizing any discount or premium at a constant rate until maturity. Securities traded on national securities exchanges are valued at the last sales price as of the close of business or at the last bid price for over-the-counter securities. Bonds are valued at the last available price provided by an independent pricing service for securities traded on a national securities exchange. Bonds that are listed on a national securities exchange but are not traded and bonds that are regularly traded in the over-the-counter market are valued at the mean of the last available bid and asked prices by an independent pricing service. All other securities, will be valued at their fair value as determined by the Board of Trustees.

B.   REPURCHASE AGREEMENTS:

     The Series, along with other affiliated entities of the investment advisor, may enter into joint repurchase agreements with financial institutions deemed to be creditworthy by the Series' investment advisor, subject to the seller's agreement to repurchase and the Series' agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Series' custodian, and pursuant to the terms of the repurchase agreement must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Series will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Series maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the seller, realization and/or retention of the collateral may be subject to legal proceedings.

C.   FEDERAL INCOME TAXES:

     It is each Series policy to comply with the provisions of the Internal Revenue Code applicable to it. Therefore, no federal income tax provision is required.

D.   SECURITY TRANSACTIONS AND INVESTMENT INCOME:

     Security transactions are accounted for on a trade date basis (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend basis. Interest income is recorded on the

                        DIVERSIFIED INVESTORS PORTFOLIOS
accrual basis and includes amortization of premium and discount on investments. Realized gains and losses from securities transactions are recorded on the identified cost basis.

     All of the net investment income and realized and unrealized gains and losses from security transactions are determined on each valuation day and allocated pro rata among the investors in a Series at the time of such determination.

E.   ORGANIZATION EXPENSES:

     Costs incurred by the Series Portfolio in connection with its organization were borne by Diversified Investment Advisors, Inc., (the "Advisor") to the Series Portfolio.

F.   OTHER:

     The Series Portfolio accounts separately for the assets, liabilities and operations of each Series. Expenses directly attributable to a Series are charged to that Series, while expenses attributable to all Series are allocated among them.

3.   FEES AND TRANSACTIONS WITH AFFILIATES

     The Advisor manages the assets of each Series of the Series Portfolio pursuant to an Investment Advisory Agreement (the "Advisory Agreement") with the Series Portfolio with respect to each Series. Subject to such further policies as the Board of Trustees may determine, the Advisor provides general investment advice to each Series. For its services under the Advisory Agreement, the Advisor receives from each Series fees accrued daily and paid monthly at an annual rate equal to the percentages specified in the table below of the corresponding Series' average daily net assets. Diversified is currently waiving a portion of its investment advisory fee.

     For each Series, the Advisor has entered into an Investment Subadvisory Agreement (each a "Subadvisory Agreement") with the subadvisers listed in the table below (each a "Subadviser", collectively the "Subadvisers"). It is the responsibility of a Subadviser to make the day-to-day investment decisions of the Series and to place the purchase and sales orders for securities transactions of such series, subject in all cases to the general supervision of the Advisor. For its services under each Subadvisory Agreement, the Subadvisers receive a fee from the Advisor at an annual rate equal to the percentages specified in the table below of the corresponding Series' average net assets.

    DIVERSIFIED INVESTORS                                                                  ADVISER(1)  SUBADVISERS
      PORTFOLIO SERIES                               PORTFOLIO SUBADVISERS                    FEE          FEE
    ---------------------                            ---------------------                 ----------  -----------
Money Market Series .....................       1740 Advisors, Inc.                           0.25         0.05
High-Quality Bond Series ................       Merganser Capital Management                  0.35           (2)
                                                   Corporation
Intermediate Government Bond Series .....       1740 Advisors, Inc.                           0.35         0.15
Government/Corporate Bond Series ........       1740 Advisors, Inc.                           0.35         0.15
Balanced Series .........................       Institutional Capital Corporation             0.45           (3)
Equity Income Series ....................       Asset Management Group                        0.45         0.25
Growth & Income Series ..................       Munder Capital Management,                    0.60           (4)
                                                   Inc.
Equity Growth Series ....................       Jundt Associates, Inc.                        0.70         0.63
Special Equity Series ...................       (5)                                           0.80         0.50

                        DIVERSIFIED INVESTORS PORTFOLIOS
                   Notes To Financial Statements--(Continued)


--------------
(1)  The Adviser is currently waiving a portion of its fee.

(2)  0.50 on the first $10,000,000 in assets, 0.375% on the next $15,000,000 in assets, 0.25% on the next $75,000,000 in assets and 0.1875% on all assets in excess of $100,000,000.

(3)  0.55% on the first $25,000,000 in assets, 0.45% on the next $25,000,000 in assets, and 0.35% on all assets in excess of $50,000,000.

(4)  0.50% on the first $50,000,000 in assets, 0.30% on the next $25,000,000 in assets and 0.25% on assets in excess of $75,000,000.

(5) The Special Equity Series has four Subadvisers: Pilgrim Baxter & Associates, Ltd., Ark Asset Management Co., Inc.; Eagle Asset Management, Inc.; and Westport Asset Management, Inc.

     For the year ended December 31, 1994, the Advisor earned and has voluntarily undertaken to waive fees in accordance with the expense caps as follows:

             FUND                            EXPENSE CAP       EARNED           WAIVED
             ----                            -----------       ------           ------
Money Market Series ....................       30 b.p.         312,079          29,141
Intermediate Government Bond Series ....       40 b.p.         246,814          32,308
Government/Corporate Bond Series .......       40 b.p.         776,654          10,376
High Quality Bond Series ...............       40 b.p.         607,967          20,204
Balanced Series ........................       50 b.p.         443,372          38,936
Equity Income Series ...................       50 b.p.       2,470,354           2,000
Growth & Income Series .................       65 b.p.         576,431          23,726
Equity Growth Series ...................       75 b.p.         629,874          31,377
Special Equity Series ..................       85 b.p.       1,628,738          61,756

     Amounts due to the Advisor of $67,232 represent expenses paid on behalf of the Series Portfolios.

     Certain trustees and officers of the Series Portfolio are also directors. officers or employees of the Advisor or its affiliates. None of the trustees so affiliated receive compensation for services as trustees of the Series Portfolio. Similarly, none of the Series Portfolio officers receive compensation from the Series Portfolio.

4.   FINANCIAL HIGHLIGHTS

                                                                                          Ratio OF NET
                                                                                           INVESTMENT
                                                                           RATIO OF NET      INCOME,
                                                              RATIO OF      INVESTMENT       NET OF
                                              RATIO OF        EXPENSES,     INCOME TO        WAIVERS
                                           GROSS EXPENSES  NET OF WAIVERS   PORTFOLIO     TO PORTFOLIO
                                             TO AVERAGE      TO AVERAGE      AVERAGE         AVERAGE       PORTFOLIO
                                             NET ASSETS      NET ASSETS     NET ASSETS      NET ASSETS      TURNOVER
                                           --------------  --------------  ------------   ------------     ---------
Money Market Series ....................        .32%            .30%          4.05%           4.07%           N/A
Intermediate Government Bond Series ....        .45             .40           5.71            5.76           21.4%
Government/Corporate Bond Series .......        .40             .40           5.71            5.72          121.9
High Quality Bond ......................        .41             .40           5.77            5.79           36.5
Balanced Series ........................        .53             .50           3.57            3.61          117.6
Equity Income Series ...................        .49              --           3.43            3.43           29.5
Growth & Income Series .................        .67             .65           1.35            1.37           20.6
Equity Growth Series ...................        .76             .75            .08             .11           74.9
Special Equity Series ..................        .88             .85            .27             .30           89.9

                                         (Footnotes continued on following page)

(Footnotes continued from preceding page)

5.   SECURITY LENDING

     The Series may lend its securities to certain member firms of the New York Stock Exchange. The loans are collateralized at all times with cash or securities with a market value at least equal to the market value of the securities on loan. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. As with other extensions of credit, the Series may bear the risk of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Series receives compensation, net of related expenses, for lending its securities. At December 31, 1994, the Series loaned securities having market values as follows:

               FUND                                      MARKET VALUE          COLLATERAL
               ----                                      ------------          ----------
     High Quality Bond Series ................           5,925,000.00         6,120,000.00
     Intermediate Government Bond Series .....           4,125,000.00         4,250,000.00
     Government/Corporate Bond Series ........          12,243,773.00        12,971,790.00
     Balanced Series .........................          40,936,725.00        42,577,850.00
     Equity Income Series ....................          43,936,801.00        34,325,800.00
     Equity Growth Series ....................          38,840,168.00        43,055,400.00
     Growth & Income Series ..................           4,700,751.00         4,850,000.00
     Special Equity Series ...................          19,730,418.00        20,629,100.00

6.   PURCHASE AND SALES OF INVESTMENTS

     The aggregate cost of investments purchased and proceeds from the sales or maturities for the period ended December 31, 1994 were as follows:

                                                                            PURCHASES       SALES
                                                                             (COST)       (PROCEEDS)
                                                                            ---------     ----------
Intermediate Government ..........             Government Obligations       44,005,068     15,024,974
Government/ Corporate ............             Government Obligations      255,214,767    200,168,176
                                               Other                        76,413,461     73,238,776
High Quality .....................             Government Obligations       19,735,357     21,817,113
                                               Other                        43,522,925     67,328,609
Balanced .........................             Government Obligations       58,693,393     21,111,883
                                               Other                        97,778,280     96,638,214
Equity Income ....................             Other                       164,802,651    163,034,173
Growth & Income ..................             Other                        19,972,883     30,485,357
Equity Growth ....................             Other                       118,754,433     69,631,967
Special Equity ...................             Other                       197,811,258    183,810,545

7.   EQUITY-LINKED DEBT SECURITIES

     The Equity Income Portfolio is currently investing in hybrid equity securities (Equity-Linked Debt Securities (ELKS), Performance Equity-Linked Redemption Quarterly-Pay Securities (PERQS), and Yield Enhanced Equity-Linked Debt Securities (YEELDS)) which usually convert into common stock three years from the issue date. These securities offer a higher dividend than that on the common stock and allow the issuer to redeem the instrument for common shares at predetermined rates of exchange (these exchange rates generally decline daily to reach the final cap price at the mandatory conversion date). The instruments are not convertible at the option of the holder. The trade-offs for the higher yield include: limited appreciation potential, downside exposure, and a finite time to capture the yield advantage. Should the underlying common stock rise above the final cap price (historically ranging from 30% to 55% above the issue price), the convertible's appreciation is limited to the final cap price (the investor receives fractional shares equivalent to the final cap price). Should the common price remain or fall below the final cap price at the mandatory conversion date, the convertible will be redeemed for one common share. These synthetic convertibles are issued by a company other than the one to which the instrument is linked and carry the credit of the issuer not that of the underlying common stock. The portfolio could be exposed to risks if the underlying stock underperforms or declines and if the issuer defaults on the payment of the dividend or the common stock at maturity.

                         [ERNST & YOUNG LLP LETTERHEAD]

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
AUSA Life Insurance Company, Inc.

We have audited the accompanying statutory-basis balance sheets of AUSA Life Insurance Company, Inc. as of December 31, 1994 and 1993, and the statutory-basis statements of operations, capital and surplus and cash flows for the year ended December 31, 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of New York. The variances between such practices and generally accepted accounting principles are described in Note 1. The effects of these variances have not been determined but we believe they are material.

In our opinion, because of the materiality of the effects of the variances between generally accepted accounting principles and the accounting practices referred to in the preceding paragraph, the financial statements referred to above are not intended to and do not present fairly, in conformity with generally accepted accounting principles, the financial position of AUSA Life Insurance Company, Inc. at December 31, 1994 and 1993, or the results of its operations or its cash flows for the year ended December 31, 1994.

Also, in our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and capital and surplus of AUSA Life Insurance Company, Inc. at December 31, 1994 and 1993, and the results of its operations and its cash flows for the year ended December 31, 1994 in conformity with accounting practices prescribed or permitted by the Department of Insurance of the State of New York.


                                                           /s/ Ernst & Young LLP


Des Moines, Iowa
February 17, 1995

                        AUSA Life Insurance Company, Inc.

                        Balance Sheets -- Statutory Basis
                (Dollars in thousands, except per share amounts)

                                                                         December 31
                                                                     1994           1993
                                                                  -------------------------
ADMITTED ASSETS
Cash and invested assets:
  Cash and short-term investments                                 $   89,532     $  402,519
  Bonds (Note 2)                                                   2,099,349      1,507,035
  Stocks (Note 2):
    Preferred                                                            236            236
    Common, at market (cost: 1994 -- $141; 1993 -- $2,135)               274          2,303
  Mortgage loans on real estate (Note 2)                             862,352      1,045,011
  Real estate acquired in satisfaction of debt (Note 2)               10,485           --
  Policy loans                                                            24             18
                                                                  -------------------------
Total cash and invested assets                                     3,062,252      2,957,122
Accrued investment income                                             48,845         40,984
Federal income taxes recoverable (Note 4)                                 12           --
Other assets                                                               2              2
Separate account assets                                            2,907,674           --


                                                                  -------------------------
Total admitted assets                                             $6,018,785     $2,998,108
                                                                  =========================

                                                               DECEMBER 31
                                                           1994          1993
                                                        ------------------------
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
  Aggregate reserves for policies and contracts:
    Life                                                $      199    $      200
    Annuity                                                  7,572         4,850
  Policy and contract claim reserves                             3             3
  Other policyholders' finds                             2,761,658     2,727,364
  Remittances and items not allocated                       16,763         6,423
  Federal income taxes payable (Note 4)                         --            49
  Asset valuation reserve (Note 1)                          25,552        12,743
  Interest maintenance reserve (Note 1)                      1,314           151
  Payable to affiliates (Note 6)                             7,858            65
  Short-term note payable to affiliate (Note 6)              5,200            --
  Other liabilities                                        116,860        37,907
  Separate account liabilities                           2,891,976            --
                                                        ------------------------
Total liabilities                                        5,834,955     2,789,755

Commitments and contingencies (Notes 3 and 7)

Capital and surplus (Note 5):
  Common stock, $125 par value, 20 shares authorized,
    issued and outstanding                                   2,500         2,500
  Paid-in surplus                                          210,150       210,150
  Unassigned surplus (deficit)                             (28,820)       (4,297)
                                                        ------------------------
Total capital and surplus                                  183,830       208,353
                                                        ------------------------
Total liabilities and capital and surplus               $6,018,785    $2,998,108
                                                        ========================

See accompanying notes.

                       AUSA Life Insurance Company, Inc.

                   Statement of Operations -- Statutory Basis
                             (Dollars in thousands)

                          Year ended December 31, 1994


Revenues:
  Premiums and other considerations, net of reinsurance:
    Life                                                                  $     10
    Annuity                                                                426,329
  Net investment income (Note 2)                                           254,539
  Amortization of interest maintenance reserve (Note 1)                        158
  Commissions and expense allowances on reinsurance ceded                   11,921
                                                                          --------
                                                                           692,957

Benefits and expenses:
  Death, surrender and other life insurance and annuity benefits           454,677
  Increase (decrease) in aggregate reserves for policies and contracts:
    Life                                                                        (1)
    Annuity                                                                  2,722
  Increase in liability for premium and other deposit type funds            34,294
  Commissions                                                               91,312
  General insurance expenses                                                57,207
  Taxes, licenses and fees                                                     131
  Transfers to separate accounts                                            63,209
                                                                          --------
                                                                           703,551
                                                                          --------

Loss from operations before federal income taxes and
  net realized capital losses on investments                               (10,594)

Federal income tax expense (Note 4)                                              -
                                                                          --------
Loss from operations before net realized capital losses on investments     (10,594)

Net realized capital losses on investments (net of related
  federal income tax expense and amounts transferred to
  interest maintenance reserve) (Note 2)                                      (928)
                                                                          --------
Net loss                                                                  $(11,522)
                                                                          ========

See accompanying notes.

                       AUSA Life Insurance Company, Inc,

              Statement of Capital and Surplus -- Statutory Basis
                             (Dollars in thousands)

                          Year ended December 31, 1994


Common stock, at beginning and end of year                              $  2,500

Paid-in surplus at beginning and end of year                             210,150

Unassigned surplus (deficit):
  Beginning of year                                                       (4,297)
  Net loss                                                               (11,522)
  Net change in unrealized capital gains (losses)                            (35)
  Change in asset valuation reserve                                      (12,809)
  Change in non-admitted assets                                             (855)
  Seed money contributed to separate account (Note 6)                    (15,000)
  Change in surplus in separate account                                   15,698
                                                                        --------
  End of year                                                            (28,820)
                                                                        --------
Total capital and surplus                                               $183,830
                                                                        ========

See accompanying notes.

                       AUSA Life Insurance Company, Inc.

                   Statement of Cash Flows -- Statutory Basis
                             (Dollars in thousands)

                          Year ended December 31, 1994


SOURCES OF CASH
Net cash provided by operations:
  Premiums and other considerations, net of reinsurance               $  438,260
  Net investment income                                                  246,801
                                                                      ----------
                                                                         685,061

  Life and accident and health claims                                          8
  Surrender benefits and other fund withdrawals                          453,799
  Other benefits to policyholders                                            868
  Commissions, other expenses and other taxes                             63,919
  Net transfers to separate accounts                                      63,211
  Federal income taxes, excluding tax on capital gains                        62
  Net increase in policy loans                                                 6
                                                                      ----------
                                                                         581,873
                                                                      ----------
Net cash provided by operations                                          103,188

Proceeds from investments sold, matured or repaid:
  Bonds                                                                  421,275
  Common stocks                                                            2,022
  Mortgage loans                                                         189,421
  Other                                                                      (48)
                                                                      ----------
                                                                         612,670
Other sources                                                             25,035
Short-term note payable to affiliate (Note 6)                              5,200
                                                                      ----------
Total sources of cash                                                    746,093

USES OF CASH
Cost of investments acquired:
  Bonds and preferred stocks                                           1,038,312
  Common stocks                                                               27
  Mortgage loans                                                           1,544
  Real estate                                                                (32)
                                                                      ----------
                                                                       1,039,851
Seed money contributed to separate accounts (Note 6)                      15,000
Other uses                                                                 4,229
                                                                      ----------
Total uses of cash                                                     1,059,080
                                                                      ----------
Net change in cash and short-term investments                           (312,987)
Cash and short-term investments at beginning of year                     402,519
                                                                      ----------
Cash and short-term investments at end of year                        $   89,532
                                                                      ==========

See accompanying notes.

                       AUSA Life Insurance Company, Inc.

                Notes to Financial Statements -- Statutory Basis
                             (Dollars in thousands)

                               December 31, 1994


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Effective September 24, 1993, First AUSA Life Insurance Company, a wholly-owned subsidiary of AEGON USA, Inc., purchased from The Dreyfus Corporation ("Dreyfus"), its entire interest in Dreyfus Life Insurance Company, a stock life insurance company. At the time of purchase, the Company had total assets and capital and surplus of approximately $17 million and $11 million, respectively. Effective September 27, 1993, Dreyfus Life Insurance Company changed its name to AUSA Life Insurance Company, Inc. (the Company).

On December 31, 1993, the Company entered into an indemnity reinsurance agreement with Mutual Life Insurance Company of New York (MONY) to transfer certain group pension business of MONY to the Company. Assets and liabilities were transferred in connection with the agreement, as follows:

Cash and short-term investments                                       $  199,899
Bonds                                                                  1,486,230
Mortgage loans on real estate                                          1,045,011
Accrued investment income                                                 40,550
Other assets                                                               2,864
                                                                      ----------
Total assets                                                          $2,774,554
                                                                      ==========

Contract liabilities                                                  $2,727,364
Deferred interest on assets purchased                                     24,889
Other liabilities                                                         22,301
                                                                      ----------
Total liabilities                                                     $2,774,554
                                                                      ==========

In addition, pursuant to the same agreement, approximately $2.9 billion of separate account assets and liabilities were transferred in 1994.

The agreement with MONY provides for the indemnity reinsurance, on a 100% coinsurance basis, of this business. The Company and MONY also entered into an assumption reinsurance agreement pursuant to which approximately 80% of the general account liabilities were novated to the Company from MONY as state approvals were received. The majority of the remaining general account liabilities are expected to be novated during 1995.

                       AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

In accordance with the agreement, MONY will receive payments relating to the performance of the assets and liabilities that exist at the date of closing for a period of nine years. These payments will be reduced for certain administrative expenses as defined in the agreement. The Company will recognize operating gains and losses on renewal premiums received after December 31, 1993 of the business in-force at December 31, 1993, and on all new business written after that date. At the end of nine years, the Company will purchase from MONY the remaining transferred business inforce based upon a formula described in the agreement. At December 31, 1994, the Company owed MONY approximately $84.7 million which represents the amount earned by MONY under the gain sharing calculation for the year ended December 31, 1994 discussed above.

In connection with the transaction, MONY purchased $150 million and $50 million in Series A and Series B notes, respectively, of AEGON USA, Inc. The proceeds were used to enhance the surplus of the Company. Both the Series A and Series B notes bear a market rate of interest and mature in nine years.

In accordance with the agreement, MONY will continue to provide investment management services for assets supporting policy liabilities existing at December 31, 1993 while the Company will provide investment and general administrative services and investment management services on new business received after December 31, 1993. The agreement specifies prescribed rates for expenses to administer the business up to certain levels.

In accordance with an agreement between AEGON USA, Inc. and the Company, AEGON USA, Inc. will ensure the maintenance of certain minimum tangible net worth, operating leverage and liquidity levels of the Company, as defined in the agreement, through the contribution of additional capital by the Company's parent as needed.

The accompanying financial statements present the condition of the Company at December 31, 1994 and 1993 and the results of its operations for the year ended December 31, 1994. Results of operations for prior periods are not included, as the Company believes such data would not provide a meaningful comparison with respect to financial results after the date of the acquisition.

BASIS OF PRESENTATION

The accompanying statutory-basis financial statements have been prepared in accordance with accounting practices prescribed or permitted by the Department of Insurance of the State of New York, which are designed primarily to reflect the Company's ability to meet obligations to policyholders. Statutory insurance accounting principles differ in many respects from generally accepted accounting principles (GAAP) followed by other

                       AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

business enterprises in determining financial position and results of operations. Accordingly, the accompanying statutory-basis financial statements are not intended to present financial position, results of operations and cash flows in conformity with GAAP. Pursuant to statutory requirements: (a) bonds are generally carried at amortized cost rather than segregating the portfolio into held-to-maturity (carried at amortized cost), available-for-sale (carried at fair value), and trading (carried at fair value) classifications; (b) premium income on life policies is recognized over the premium paying period of the policies, whereas the related acquisition costs such as commissions and other costs related to acquiring new business are charged to current operations as incurred; (c) aggregate policy reserves are based on statutory mortality, morbidity and interest requirements without consideration of withdrawals, which may differ from reserves determined using estimates of mortality, morbidity, interest and withdrawals; (d) deferred federal income taxes are not provided for temporary differences between the financial statements and the tax returns; (e) certain assets designated as "non-admitted assets" have been excluded from the balance sheet by a charge to surplus; (f) the asset valuation reserve, which is in the nature of a contingency reserve for possible losses on investments, is recorded as a liability through a charge to surplus; (g) net realized capital gains and losses attributable to changes in the level of market interest rates are deferred and amortized over the remaining life of the bonds and mortgage loans disposed of rather than being recognized in the statement of operations in the year of disposition; (h) gross premiums for all insurance products are considered revenues rather than reporting only various policy charges and fees for certain long-duration contracts; (i) pension expense is recorded as amounts are paid; and (j) reinsurance reserve credits are recorded as a reduction to aggregate policy reserves rather than being recorded as reinsurance recoverable assets. All pertinent financial statement disclosures otherwise required under generally accepted accounting principles are presented herein using the corresponding statutory-basis amounts.

The National Association of Insurance Commissioners (NAIC) currently is in the process of recodifying statutory accounting practices, the result of which is expected to constitute the only source of "prescribed" statutory accounting practices. Accordingly, that project, which is expected to be completed in 1996, will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements.

FAIR VALUES OF FINANCIAL INSTRUMENTS

FASB Statement No. 107, "Disclosures about Fair Value of Financial Instruments", requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using

                       AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

  Cash and cash equivalents, short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate their fair values.

  Investment securities: Fair values for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities are based on quoted market prices and are recognized in the balance sheet.

  Mortgage loans and policy loans: The fair values for mortgage loans are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans are assumed to equal their carrying value.

  Investment contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following sets forth a comparison of the fair values and carrying values of the Company's financial instruments subject to the provisions of Statement of Financial Accounting Standards No. 107 at December 31, 1994:

                       AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                                                   DECEMBER 31
                                           1994                   1993
                                  ----------------------  ----------------------
                                   CARRYING                CARRYING
                                    VALUE     FAIR VALUE    VALUE     FAIR VALUE
                                  ----------------------------------------------
ADMITTED ASSETS
Bonds (Note 2)                    $2,099,349  $1,976,667  $1,507,035  $1,507,750
Preferred stocks (Note 2)                236         162         236         200
Common Stock                             274         274       2,303       2,303
Mortgage loans on real estate        862,352     851,352   1,045,011   1,045,011

Policy loans                              24          24          18          18

Cash and short-term investments       89,532      89,532     402,519     402,159

Separate account assets            2,907,674   2,907,674          --          --

LIABILITIES
Investment contract liabilities
  (including separate accounts)    5,658,537   5,526,576   2,732,214   2,670,435

CASH AND SHORT-TERM INVESTMENTS

For purposes of the statement of cash flows, the Company considers all highly liquid investments with remaining maturity of one year or less when purchased to be short-term investments. Short-term investments are recorded at amortized cost, which approximates market.

INVESTMENTS

Bonds and mortgage loans on real estate are carried at amortized costs. Amortized costs for bonds and mortgage loans on real estate that were acquired through the reinsurance agreement, described earlier, were initially recorded at market value, consistent with the aforementioned agreement and as prescribed by the Department of Insurance of the State of New York. Any resulting premium or discount as well as the deferred interest on assets purchased will be amortized using the effective interest method. Policy loans are recorded at unpaid balances. Preferred stocks are valued primarily at cost. Common stocks, which may include shares of mutual funds (money market and other), are valued at market. Realized gains and losses on the sale of securities are recognized using the specific identification method.

                       AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

AGGREGATE POLICY RESERVES

Life and annuity benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

The aggregate policy reserves for life insurance policies are based principally upon the 1941 and 1958 Commissioners' Standard Ordinary Mortality and American Experience Mortality Tables. The reserves are calculated using interest rates ranging from 2.50 to 4.00 percent and are computed principally on the Net Level Valuation and the Commissioners' Reserve Valuation Methods.

Deferred annuity and other policyholders' funds reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with and without life contingencies are equal to the present value of future payments assuming interest rates ranging from 5.50 to 7.50 percent and mortality rates, where appropriate, from a variety of tables.

POLICY AND CONTRACT CLAIM RESERVES

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

ASSET VALUATION RESERVE AND INTEREST MAINTENANCE RESERVE

As prescribed by the NAIC, the Company is required to record an Asset Valuation Reserve (AVR). The AVR is computed in accordance with a prescribed formula and represents a provision for possible fluctuations in the value of bonds, equity securities, mortgage loans, real estate, and other invested assets. Changes to the AVR are charged or credited directly to unassigned surplus.

                       AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)


1. ORGANIZATION AND SUMMARY OR SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

The Company reports an Interest Maintenance Reserve (IMR) that represents the net accumulated unamortized realized capital gains and losses attributable to changes in the general level of interest rates on sales of fixed income investments, principally bonds and mortgage loans. During 1994, net realized capital gains of $1,321 were credited to the IMR rather than being recognized in the statement of operations. Such gains or losses are amortized into income on a straight-line basis over the remaining period to maturity based on groupings of individual securities sold in five-year bands; amortization of these net gains aggregated $158 for the year ended December 31, 1994.

RECLASSIFICATIONS

Certain reclassifications have been made to the 1993 financial statements to conform to the 1994 presentation.


2. INVESTMENTS

The carrying value and estimated market value of investments in debt securities were as follows:

                                                        GROSS       GROSS      ESTIMATED
                                           CARRYING   UNREALIZED  UNREALIZED     FAIR
                                            VALUE       GAINS       LOSSES       VALUE
                                          ----------------------------------------------
DECEMBER 31, 1994
Bonds:
   United States Government and agencies  $  101,024    $  247     $  7,604   $   93,667
   State, municipal and other government      23,270         -        1,903       21,367
   Public utilities                          162,527        15       14,017      148,525
   Industrial and miscellaneous            1,448,647     3,569       82,144    1,370,072
   Mortgage-backed securities                363,881       377       21,222      343,036
                                          ----------------------------------------------
                                           2,099,349     4,208      126,890    1,976,667
Preferred stocks                                 236         -           74          162
                                          ----------------------------------------------
                                          $2,099,585    $4,208     $126,964   $1,976,829
                                          ==============================================
DECEMBER 31, 1993
Bonds:
   United States Government and agencies  $   91,141    $  453     $     14   $   91,580
   State, municipal and other government      20,829         -            -       20,829
   Public utilities                          198,753       209            -      198,962
   Industrial and miscellaneous            1,127,594        67            -    1,127,661
   Mortgage-backed securities                 68,718         -            -       68,718
                                          ----------------------------------------------
                                           1,507,035       729           14    1,507,750
Preferred stocks                                 236        15           51          200
                                          ----------------------------------------------
                                          $1,507,271    $  744     $     65   $1,507,950
                                          ==============================================

                       AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)


2. INVESTMENTS (CONTINUED)

The carrying value of bonds and preferred stocks at December 31, 1994 and 1993 required no writedowns to estimated fair value.

The carrying value and estimated market value of bonds at December 31, 1994, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                       CARRYING       ESTIMATED
                                                        VALUE         FAIR VALUE
                                                      --------------------------
Due in one year or less                               $  161,357      $  158,387
Due after one year through five years                    553,494         523,785
Due after five years through ten years                   879,813         824,948
Due after ten years                                      140,804         126,511
                                                      --------------------------
                                                       1,735,468       1,633,631
Mortgage-backed securities                               363,881         343,036
                                                      --------------------------
                                                      $2,099,349      $1,976,667
                                                      ==========================

A detail of net investment income for the year ended December 31, 1994 is presented below:

Interest on bonds                                                       $145,612
Dividends on equity investments                                               51
Interest on policy loans                                                       1
Mortgage loans                                                           117,859
Real estate                                                                  322
Other investment loss                                                     (2,458)
                                                                        --------
Gross investment income                                                  261,387

Investment expenses                                                        6,848
                                                                        --------
Net investment income                                                   $254,539
                                                                        ========

Proceeds from sales and maturities of debt securities and related gross realized gains and losses for the year ended December 31, 1994 were as follows:

Proceeds                                                                $421,275
                                                                        ========

Gross realized gains                                                    $  7,643
Gross realized losses                                                     13,681
                                                                        --------
Net realized losses                                                     $ (6,038)
                                                                        ========

                       AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)


2. INVESTMENTS (CONTINUED)

At December 31, 1994, investments with an aggregate carrying value of $2,114 were on deposit with regulatory authorities or were restrictively held in bank custodial accounts for the benefit of such regulatory authorities as required by statute.

Realized investment gains (losses) and changes in unrealized gains (losses) for investments for the year ended December 31, 1994 are summarized below:

Realized:
  Debt securities                                                        $(6,038)
  Short-term investments                                                     (48)
  Mortgage loans on real estate                                            1,067
  Other invested assets                                                    5,412
                                                                         -------
                                                                             393
  Transfer to interest maintenance reserve                                (1,321)
                                                                         -------
  Total realized losses                                                  $  (928)
                                                                         =======

Unrealized:
  Equity securities                                                      $   (35)
                                                                         =======

Gross unrealized gains and gross unrealized losses on common stocks at December 31, 1994 were as follows:

Unrealized gains                                                            $133
Unrealized losses                                                             --
                                                                            ----
Net unrealized gains                                                        $133
                                                                            ====

During 1994 and 1993, there were $10,587 and $0, respectively, in foreclosed mortgage loans that were transferred to real estate.

                       AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)


2. INVESTMENTS (CONTINUED)

At December 31, 1994, the mortgage loan portfolio (all of which are commercial loans) is diversified by geographic region and specific collateral property type as follows:

 GEOGRAPHIC DISTRIBUTION                             PROPERTY TYPE DISTRIBUTION
-------------------------                           ----------------------------
Pacific               23%                           Office                   51%
South Atlantic        21                            Apartment                23
Middle Atlantic       19                            Retail                   16
Mountain              10                            Warehouse                 7
E. North Central      10                            Hotel/Motel               3
W. South Central      7
E. South Central      5
New England           4
W. North Central      1

At December 31, 1994, the Company had the following investments, excluding U.S. Government guaranteed or insured issues, which individually represented more than ten percent of capital and surplus and the asset valuation reserve:

                                                                        CARRYING
                  DESCRIPTION OF SECURITY                                VALUE
----------------------------------------------------------------------  --------
Bonds:
  Falcon Telecable                                                      $ 43,848
  Conn National Bank                                                      39,573
  PSEG Capital                                                            34,500
  Comast Cablevision                                                      29,302
  Natl. Gdn. Soc. Svc.                                                    26,737
  Jaco Trust                                                              26,182
  Triax USA                                                               25,052
  Chemical Banking                                                        23,110
  Triax Association                                                       21,603
  Pacificorp.                                                             20,381

3. REINSURANCE

The Company reinsures portions of risk on certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligation under the reinsurance treaty. During 1994, there were direct premiums of $295,678, reinsurance assumed premiums of $130,665 and reinsurance ceded premiums totaled $4.

                       AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)


4. INCOME TAXES

The Company filed a short period federal income tax return for the period September 24, 1993 through December 31, 1993. Prior to 1993, taxable income or loss of the Company was included in a consolidated return with Dreyfus. Dreyfus intends to include the taxable income of the Company through September 23, 1993 in its consolidated federal income tax return. Also, in conjunction with the acquisition of the Company, Dreyfus has indemnified the Company for any tax deficiencies prior to September 24, 1993.

The following is a reconciliation of the expected federal tax on income before realized capital gains on investments, based on statutory rates, to the actual tax expense for the year ended December 31, 1994:

Computed expected tax benefit                                            $(3,708)
Tax reserve adjustment                                                       121
Deferred acquisition cost - tax basis                                          6
Carryforward of current year operating loss                                3,460
Other items - net                                                            121
                                                                         -------
Actual tax expense                                                       $     -
                                                                         =======

Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the policyholders' surplus account. No federal income taxes have been provided for in the financial statements on income deferred in the policyholders' surplus account ($800 at December 31, 1994). To the extent dividends are paid from the amount accumulated in the policyholders' surplus account, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the policyholders' surplus account become taxable, the tax thereon computed at current rates would amount to approximately $280.

5. DIVIDEND RESTRICTIONS

Generally, an insurance company's ability to pay dividends is limited to the amount that their net assets, as determined in accordance with statutory accounting practices, exceed minimum statutory capital requirements. However, payment of such amounts as dividends may be subject to approval by regulatory authorities. The Company is not entitled to pay out any dividends in 1995 without prior approval.

                       AUSA Life Insurance Company, Inc.

                             (Dollars in thousands)


6. RELATED PARTY TRANSACTIONS

The Company is allocated administrative and benefit expenses from the parent for employee related costs, as all employees are considered employees of the parent, not employees of the Company.

Payable to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate of 5.90% at December 31, 1994. During 1994, the Company paid interest of $43 to affiliates.

During 1994, the Company contributed seed money of $15,000 in cash to the Company-sponsored separate account.

At December 31,1994, the Company has a $5,200 short-term note payable to an affiliate. Interest on this note is payable at 6.08%.

During 1993, the Company received capital contributions of $209,000 in cash from its parent.

7. COMMITMENTS AND CONTINGENCIES

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. In accordance with the purchase agreement, assessments related to periods prior to the purchase of the Company will be paid by Dreyfus. Assessments attributable to business reinsured from MONY for premiums received prior to the date of the transaction will be paid by MONY. The Company will be responsible for assessments, if any, attributable to premium income after the date of purchase.

                       AUSA Life Insurance Company, Inc.

                      Summary of Investments - Other Than
                         Investments in Related Parties
                             (Dollars in thousands)

                               December 31, 1994


SCHEDULE I

                                                                 AMOUNT AT WHICH
                                                                  SHOWN IN THE
       TYPE OF INVESTMENT                  COST(1)     VALUE      BALANCE SHEET
--------------------------------------------------------------------------------
FIXED MATURITIES
Bonds:
 United States Government and govern-
  ment agencies and authorities          $  354,845  $  330,786    $  353,852
 States, municipalities and political
  subdivisions                                3,000       2,929         3,000
 Foreign governments                         20,538      18,437        20,269
 Public utilities                           164,270     148,525       162,527
 All other corporate bonds                1,573,162   1,475,990     1,559,701
Redeemable preferred stock                      236         162           236
                                         ------------------------------------
Total fixed maturities                    2,116,051   1,976,829     2,099,585

EQUITY SECURITIES
Common stocks - industrial,
 miscellaneous and all other                    141         274           274
Mortgage loans on real estate               862,352                   862,352
Real estate                                       -                         -
Real estate acquired in satisfaction of
 debt                                        10,485                    10,485
Policy loans                                     24                        24
Cash and short-term investments              89,532                    89,532
                                         ----------                ----------
Total investments                        $3,078,585                $3,062,252
                                         ==========                ==========

(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accrual of discounts.

                       AUSA Life Insurance Company, Inc.

                      Supplementary Insurance Information
                             (Dollars in thousands)


SCHEDULE V

                                        FUTURE POLICY                POLICY AND
                                         BENEFITS AND    UNEARNED     CONTRACT
                                           EXPENSES      PREMIUMS    LIABILITIES
                                        ----------------------------------------
YEAR ENDED DECEMBER 31, 1994
Individual life                             $  197          $-           $3
Individual health                                -           -            -
Group life and health                            2           -            -
Annuity                                      7,572                        -
                                        ----------------------------------------
                                            $7,771          $-           $3
                                        ========================================

DECEMBER 31, 1993
Individual life                             $  197          $-           $3
Individual health                                -           -            -
Group life and health                            3           -            -
Annuity                                      4,850           -            -
                                        ----------------------------------------
                                            $5,050          $-           $3
                                        ========================================

                 NET            BENEFITS, CLAIMS          OTHER
 PREMIUM      INVESTMENT           LOSSES AND           OPERATING       PREMIUMS
 REVENUE        INCOME         SETTLEMENT EXPENSES      EXPENSES        WRITTEN
--------------------------------------------------------------------------------
$     10       $     19             $      5            $      2        $      -
       -              -                    -                   -               -
       -              -                    -                   -               -
 426,329        254,520              491,686             211,857         426,329
--------------------------------------------------------------------------------
$426,339       $254,539             $491,691            $211,859        $426,329
================================================================================

                       AUSA Life Insurance Company, Inc.

                                  Reinsurance
                             (Dollars in thousands)


SCHEDULE VI

                                                    ASSUMED             PERCENTAGE
                                         CEDED TO    FROM               OF AMOUNT
                               GROSS      OTHER      OTHER      NET      ASSUMED
                               AMOUNT   COMPANIES  COMPANIES   AMOUNT     TO NET
                              ----------------------------------------------------
YEAR ENDED DECEMBER 31, 1994
Life insurance in force       $    681     $150    $       -  $    531       -
                              ====================================================

Premiums:
  Individual life             $     14     $  4    $       -  $     10       -
  Individual health                  -        -            -         -       -
  Group life and health              -        -            -         -       -
  Annuity                      295,664        -      130,665   426,329      31
                              ----------------------------------------------------
                              $295,678     $  4    $ 130,665  $426,339      31%
                              ====================================================

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                                EXHIBIT INDEX


                Exhibit 99 - Investment Subadvisory Agreement